UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee Guggenheim Funds Trust 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2019

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBE-ANN-0919x0920

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	30
MARKET NEUTRAL REAL ESTATE FUND	41
RISK MANAGED REAL ESTATE FUND	53
SMALL CAP VALUE FUND	69
STYLEPLUS—LARGE CORE FUND	81
STYLEPLUS—MID GROWTH FUND	93
WORLD EQUITY INCOME FUND	106
NOTES TO FINANCIAL STATEMENTS	119
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	134
OTHER INFORMATION	136
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	145
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	150

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (together, “Investment Advisers”), are pleased to present the shareholder report for eight equity funds (the “Fund” or “Funds”). The report covers the annual fiscal period ended September 30, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.66%	(3.70%)	$ 1,000.00	$ 963.00	$ 8.17
C-Class	2.51%	(4.05%)	1,000.00	959.50	12.33
P-Class	1.70%	(3.68%)	1,000.00	963.20	8.37
Institutional Class	1.32%	(3.50%)	1,000.00	965.00	6.50
Large Cap Value Fund
A-Class	1.15%	0.18%	1,000.00	1,001.80	5.77
C-Class	1.90%	(0.18%)	1,000.00	998.20	9.52
P-Class	1.15%	0.18%	1,000.00	1,001.80	5.77
Institutional Class	0.90%	0.30%	1,000.00	1,003.00	4.52
Market Neutral Real Estate Fund
A-Class	1.65%	3.89%	1,000.00	1,038.90	8.43
C-Class	2.40%	3.49%	1,000.00	1,034.90	12.24
P-Class	1.65%	3.90%	1,000.00	1,039.00	8.43
Institutional Class	1.40%	4.01%	1,000.00	1,040.10	7.16
Risk Managed Real Estate Fund
A-Class	2.35%	10.29%	1,000.00	1,102.90	12.39
C-Class	3.00%	9.85%	1,000.00	1,098.50	15.78
P-Class	2.08%	10.30%	1,000.00	1,103.00	10.97
Institutional Class	2.01%	10.46%	1,000.00	1,104.60	10.60
Small Cap Value Fund
A-Class	1.30%	3.13%	1,000.00	1,031.30	6.62
C-Class	2.05%	2.71%	1,000.00	1,027.10	10.42
P-Class	1.30%	3.01%	1,000.00	1,030.10	6.62
Institutional Class	1.05%	3.20%	1,000.00	1,032.00	5.35
StylePlus—Large Core Fund
A-Class	1.27%	5.08%	1,000.00	1,050.80	6.53
C-Class	2.12%	4.64%	1,000.00	1,046.40	10.88
P-Class	1.36%	5.04%	1,000.00	1,050.40	6.99
Institutional Class	1.05%	5.18%	1,000.00	1,051.80	5.40
StylePlus—Mid Growth Fund
A-Class	1.47%	3.63%	1,000.00	1,036.30	7.50
C-Class	2.21%	3.18%	1,000.00	1,031.80	11.26
P-Class	1.54%	3.57%	1,000.00	1,035.70	7.86
Institutional Class	1.34%	3.66%	1,000.00	1,036.60	6.84
World Equity Income Fund
A-Class	1.22%	3.81%	1,000.00	1,038.10	6.23
C-Class	1.97%	3.39%	1,000.00	1,033.90	10.04
P-Class	1.22%	3.75%	1,000.00	1,037.50	6.23
Institutional Class	0.97%	3.96%	1,000.00	1,039.60	4.96

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.66%	5.00%	$ 1,000.00	$ 1,016.75	$ 8.39
C-Class	2.51%	5.00%	1,000.00	1,012.48	12.66
P-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
Institutional Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Large Cap Value Fund
A-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
C-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
P-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
Institutional Class	0.90%	5.00%	1,000.00	1,020.56	4.56
Market Neutral Real Estate Fund
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
P-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Institutional Class	1.40%	5.00%	1,000.00	1,018.05	7.08
Risk Managed Real Estate Fund
A-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
C-Class	3.00%	5.00%	1,000.00	1,010.03	15.12
P-Class	2.08%	5.00%	1,000.00	1,014.64	10.50
Institutional Class	2.01%	5.00%	1,000.00	1,014.99	10.15
Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
P-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32
StylePlus—Large Core Fund
A-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
C-Class	2.12%	5.00%	1,000.00	1,014.44	10.71
P-Class	1.36%	5.00%	1,000.00	1,018.25	6.88
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32
StylePlus—Mid Growth Fund
A-Class	1.47%	5.00%	1,000.00	1,017.70	7.44
C-Class	2.21%	5.00%	1,000.00	1,013.99	11.16
P-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
Institutional Class	1.34%	5.00%	1,000.00	1,018.35	6.78
World Equity Income Fund
A-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
C-Class	1.97%	5.00%	1,000.00	1,015.19	9.95
P-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
Institutional Class	0.97%	5.00%	1,000.00	1,020.21	4.91

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Risk Managed Real Estate Fund would be 1.28%, 2.05%, 1.30% and 0.96% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Alpha Opportunity Fund returned -7.97%1, compared with the 2.39% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was -1.99%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The period began with a major market pullback and spike in volatility, before rebounding strongly in the first months of 2019. The economy had begun to slow, and the trade war continued to escalate, leading the U.S. Federal Reserve (the “Fed”) to change its tone from hawkish to dovish, signaling that rate cuts were now on the horizon. The Fed course reversal became a large driver of the risk-market, as the fears of steady rate rises causing a recession quickly dissipated. Equity markets took a short-term hit in May when trade threats against China and Mexico escalated. But like most other dips over the last few years, it was short and quickly reversed, as the administration lowered its trade rhetoric. As global growth expectations decreased while the risk of trade wars and disorderly BREXIT increased, investors continued moving towards safer assets such as long-term U.S. Treasurys and high-quality stocks. In August, the yield curve between the 2-year and 10-year U.S. Treasury rates briefly inverted, a historical indicator that has presaged past recessions. The Fed fully abandoned last year’s hawkish stance and cut short term rates two times during the period while calling it a “midcycle adjustment to policy.”

At period end, the Fund held about 115% of assets in long securities, and 91% short, for a net-dollar exposure of 24%. This level of net exposure is lower than the prior few years, primarily because of the Guggenheim macro view that economic data are pointing toward a high probability of recession. While the positive net market exposure resulted in some positive market attribution, the Fund is decidedly less exposed to the broad market returns than in prior years (and likewise less exposed to the market than most long/short equity managers). Indeed, much of the Fund’s returns for the period are mostly explained by sector and style positioning.

The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.28 during the year. The long positions (on a standalone unlevered basis) averaged a return of -1.0%, compared to the Russell 3000 index return of 2.9%. Short positions returned 6.7% on a stand-alone basis. Thus, our negative returns results from poor alpha on both longs and shorts.

The Fund’s sector positioning was a slight detractor for the year, contributing -0.35% to attribution. The largest sector detractor was the net short position in Real Estate, which performed quite strongly on beta-adjusted terms despite looking quite expensive vis-à-vis other defensive sectors. Mostly offsetting that drag were overweights in Consumer Staples and Utilities, which also outperformed the market on a beta-adjusted basis.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The Fund’s fundamental style tilts were the primary negative contributor to the period’s returns, resulting in about -5.80% of the contribution. The Fund’s tilts towards cheaper names underperformed, while tilts towards higher free cash flow and higher profitability helped offset that drag a little.

A performance factor for the period was the unprecedented persistence of value names underperforming expensive stocks. The magnitude of cumulative Value style underperformance is reaching historic levels last seen in the 1999 Tech bubble.

The Fund’s strategy is to determine attractiveness of broad groups of stocks relative to their fundamentals. The Value factor has seen its risk premium (or embedded valuation) improve as the returns have struggled–implying that the valuation of the stocks (both cheaper and expensive) have spread much further than fundamentals of the companies. To what extent this ‘behavioral’ cycle will continue is a key question–and one that is very difficult to answer. In every market environment there are elements of the macro-economic cycle that are somewhat predictable, and elements that are new and completely unpredictable (global quantitative easing, negative long rates, and trade wars being the most unique factors this time around). These unique elements can drive market sentiment in ways that are hard to predict.

Focusing on corporate fundamentals tends to produce slightly more predictability. Companies must invest in operations & research to produce sales and earnings–and there are some bounds on how much and how little the companies can earn on that capital before competition comes in to erode them. Given some bounded limits on corporate earnings power, we find that the valuations awarded the most expensive tiers of the equity market have far surpassed the likely long-term earnings power.

We find some comfort during a poor performance period in knowing that, in past periods of Value drawdown, the forward performance of the factor has been tremendous due to the rewinding of all the excess valuations.

The Fund has not wavered in its valuation-disciplined approach to finding long and short equity opportunities. We continue to utilize ways for our dynamic factor approach to help mitigate these types of intermittent factor waves but have not been able to completely offset them in the current cycle. The Fund is primarily set up to take advantage of valuation disparities caused by behavioral cycles–by taking opposing long and short style and sector exposures where extremes exist–and trying to deliver positive returns that are not correlated with overall market direction. We see today large disparities that have historically provided strong fuel for opportunistic returns in the past and plan to stick with the discipline to reap those rewards going forward.

In early September, we saw a huge reversal of the above trend over the course of a few days. The weekly move in ‘momentum’ and ‘value’ factors were of magnitudes not seen in a decade. A key question is whether this heightened volatility is a precursor to further value/momentum reversal, or just a short-term trading fluke. The equity style reversal in September may have simply been a knee jerk reaction to the quick pop in interest rates at that time (the compression in yields has highly correlated with the bias towards expensive stocks). History also shows that strong momentum creates crowding in narrow market leaders, and that crowding can turn into a rush to exit as soon as the leading names become more volatile.

Positioning

At period end, the Fund’s net dollar exposure was 24%, the lower end of where we have been historically. The Fund maintains its large style bias towards cheaper valuation names, while maintaining moderate free cash flow bias and profitability bias–both of which are styles that have historically helped protect against macro risk in the event of recession. Guggenheim’s macro research team is still wary of recession in the next year or so and vulnerability in overall markets–and the Fund has likewise taken a cautious positioning with quality style characteristics and lower overall market exposure.

From an industry perspective, the Fund now holds a net short in the Technology sector after prior years of being positioned net long. The flip in exposure occurred during this year in response to relative attractiveness of the names vis-à-vis other sector opportunities. The net short in Financials has begun to shrink after remaining quite negative for a few years. The largest sector net long exposures are in Healthcare, Consumer Staples, and Transportation. The largest net short exposures exist in Real Estate, Materials, and IT sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
ONEOK, Inc.	1.4%
Equity Commonwealth	1.3%
Archer-Daniels-Midland Co.	1.3%
Apartment Investment & Management Co. — Class A	1.3%
Chevron Corp.	1.2%
Exxon Mobil Corp.	1.2%
Amgen, Inc.	1.2%
Kinder Morgan, Inc.	1.2%
Medical Properties Trust, Inc.	1.2%
Verizon Communications, Inc.	1.2%
Top Ten Total	12.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(7.97%)	0.99%	8.23%
A-Class Shares with sales charge‡	(12.32%)	0.01%	7.59%
C-Class Shares	(8.73%)	0.23%	7.41%
C-Class Shares with CDSC§	(9.64%)	0.23%	7.41%
Institutional Class Shares	(7.57%)	1.45%	8.66%
Morningstar Long/Short Equity Category Average	(1.99%)	2.15%	4.47%
S&P 500 Index	4.25%	10.84%	13.24%
S&P 500 Index-Blended**	2.39%	5.80%	10.63%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	0.98%	0.54%

	1 Year	Since Inception (05/01/15)
P-Class Shares	(7.99%)	(0.21%)
Morningstar Long/Short Equity Category Average	(1.99%)	1.69%
S&P 500 Index	4.25%	10.39%
S&P 500 Index-Blended**	2.39%	4.73%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	1.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 03/31/09 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 09/30/19.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 95.9%

Consumer, Non-cyclical - 33.9%
Archer-Daniels-Midland Co.[1]	28,659	$1,177,025
Amgen, Inc.[1]	5,555	1,074,948
McKesson Corp.	7,691	1,051,052
Ingredion, Inc.[1]	12,160	993,958
Merck & Company, Inc.[1]	11,599	976,404
Gilead Sciences, Inc.[1]	14,841	940,623
Molson Coors Brewing Co. — Class B1	15,705	903,038
Zimmer Biomet Holdings, Inc.[1]	6,320	867,547
CVS Health Corp.	13,581	856,554
Pilgrim’s Pride Corp.*	25,127	805,195
Pfizer, Inc.[1]	22,000	790,460
PepsiCo, Inc.	5,652	774,889
Cal-Maine Foods, Inc.	18,605	743,363
Kimberly-Clark Corp.	5,223	741,927
Becton Dickinson and Co.	2,742	693,616
Tyson Foods, Inc. — Class A	7,635	657,679
Sysco Corp.	7,592	602,805
Hill-Rom Holdings, Inc.	5,699	599,706
Baxter International, Inc.	6,822	596,720
AMERCO	1,529	596,371
Colgate-Palmolive Co.	8,107	595,945
H&R Block, Inc.	24,559	580,083
Hologic, Inc.*	11,290	570,032
Philip Morris International, Inc.	7,458	566,286
Kroger Co.[1]	21,696	559,323
Darling Ingredients, Inc.*	29,076	556,224
Eli Lilly & Co.	4,691	524,595
Thermo Fisher Scientific, Inc.	1,780	518,461
General Mills, Inc.	9,396	517,907
Post Holdings, Inc.*	4,871	515,547
Medtronic plc[1]	4,656	505,735
Hormel Foods Corp.	10,264	448,845
Johnson & Johnson	3,253	420,873
Biogen, Inc.*	1,735	403,943
JM Smucker Co.	3,663	403,003
Cardinal Health, Inc.[1]	8,490	400,643
Jazz Pharmaceuticals plc*	3,089	395,824
Bio-Rad Laboratories, Inc. — Class A*,1	1,107	368,343
Integer Holdings Corp.*	4,859	367,146
AmerisourceBergen Corp. — Class A	4,422	364,063
ManpowerGroup, Inc.	4,270	359,705
Lamb Weston Holdings, Inc.	4,856	353,128
STERIS plc	2,411	348,365
US Foods Holding Corp.*	8,078	332,006
Campbell Soup Co.	7,045	330,551
Herbalife Nutrition Ltd.*	8,717	330,026
Kellogg Co.	5,077	326,705
Regeneron Pharmaceuticals, Inc.*	1,098	304,585
TrueBlue, Inc.*	13,668	288,395
Central Garden & Pet Co. — Class A*	10,001	277,278
Alexion Pharmaceuticals, Inc.*	2,679	262,381
Innoviva, Inc.*	23,237	244,918
Kraft Heinz Co.[1]	8,096	226,162
B&G Foods, Inc.	11,949	225,955
Total Consumer, Non-cyclical		30,236,861

Industrial - 13.5%
United Parcel Service, Inc. — Class B	7,989	957,242
FedEx Corp.[1]	5,819	847,072
Landstar System, Inc.	6,374	717,585
Cummins, Inc.	3,888	632,461
CSX Corp.[1]	8,749	606,043
Werner Enterprises, Inc.	16,015	565,330
Knight-Swift Transportation Holdings, Inc.	15,111	548,529
Schneider National, Inc. — Class B	25,176	546,823
Norfolk Southern Corp.	2,694	484,004
Saia, Inc.*	5,055	473,654
Heartland Express, Inc.	21,532	463,153
Old Dominion Freight Line, Inc.	2,609	443,452
Forward Air Corp.	6,489	413,479
Echo Global Logistics, Inc.*	17,847	404,235
Kennametal, Inc.	12,669	389,445
Waters Corp.*	1,715	382,839
J.B. Hunt Transport Services, Inc.[1]	3,399	376,099
Agilent Technologies, Inc.	4,847	371,426
Marten Transport Ltd.	17,680	367,390
Kansas City Southern[1]	2,702	359,393
Union Pacific Corp.	1,908	309,058
Parker-Hannifin Corp.	1,388	250,687
Vishay Intertechnology, Inc.	14,558	246,467
Avnet, Inc.	5,330	237,105
Textron, Inc.	4,712	230,699
Oshkosh Corp.	2,843	215,499
Caterpillar, Inc.	1,706	215,485
Total Industrial		12,054,654

Energy - 11.9%
ONEOK, Inc.[1]	16,404	1,208,811
Chevron Corp.[1]	9,231	1,094,797
Exxon Mobil Corp.[1]	15,379	1,085,911
Kinder Morgan, Inc.	52,149	1,074,791
Phillips 66[1]	9,034	925,082
HollyFrontier Corp.[1]	16,671	894,232
Valero Energy Corp.[1]	10,262	874,733
Marathon Petroleum Corp.	12,871	781,913
Williams Companies, Inc.	29,486	709,433
Delek US Holdings, Inc.	18,784	681,859
Targa Resources Corp.	9,780	392,862
Renewable Energy Group, Inc.*	21,820	327,409
Cheniere Energy, Inc.*	4,161	262,393
PBF Energy, Inc. — Class A	7,835	213,034
Unit Corp.*	35,705	120,683
Total Energy		10,647,943

Utilities - 9.5%
Pinnacle West Capital Corp.	10,483	1,017,585
Portland General Electric Co.	17,668	995,945
Ameren Corp.[1]	12,155	973,008
FirstEnergy Corp.[1]	19,640	947,237
PPL Corp.	28,335	892,269

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Value
National Fuel Gas Co.[1]	18,010	$845,029
Exelon Corp.	13,043	630,107
Avista Corp.	10,542	510,655
AES Corp.[1]	28,462	465,069
OGE Energy Corp.	9,765	443,136
Southern Co.	6,431	397,243
Public Service Enterprise Group, Inc.	5,898	366,148
Total Utilities		8,483,431

Communications - 8.9%
Verizon Communications, Inc.	17,435	1,052,377
Omnicom Group, Inc.[1]	11,764	921,121
AT&T, Inc.[1]	21,990	832,101
AMC Networks, Inc. — Class A*,1	13,606	668,871
Shenandoah Telecommunications Co.	19,062	605,600
Discovery, Inc. — Class A*	21,928	583,943
Scholastic Corp.	14,872	561,567
John Wiley & Sons, Inc. — Class A	12,025	528,378
Cogent Communications Holdings, Inc.	9,076	500,087
ATN International, Inc.	5,884	343,449
News Corp. — Class A	22,489	313,047
Meredith Corp.	8,071	295,883
TEGNA, Inc.	16,996	263,948
Alphabet, Inc. — Class C*	200	243,800
Facebook, Inc. — Class A*	1,146	204,080
Total Communications		7,918,252

Financial - 8.8%
Equity Commonwealth REIT[1]	34,668	1,187,379
Apartment Investment & Management Co. — Class A REIT[1]	22,555	1,176,018
Medical Properties Trust, Inc. REIT	54,023	1,056,690
HCP, Inc. REIT	25,275	900,548
Hartford Financial Services Group, Inc.[1]	8,209	497,547
Deluxe Corp.	9,378	461,023
Host Hotels & Resorts, Inc. REIT	23,883	412,937
Northern Trust Corp.	3,920	365,814
Summit Hotel Properties, Inc. REIT	31,187	361,769
JPMorgan Chase & Co.	2,342	275,630
Principal Financial Group, Inc.	4,498	257,016
State Street Corp.	4,089	242,028
Bank of New York Mellon Corp.	5,131	231,973
Citigroup, Inc.	3,206	221,470
Comerica, Inc.	3,320	219,087
Total Financial		7,866,929

Consumer, Cyclical - 8.1%
Delta Air Lines, Inc.[1]	13,988	805,709
Southwest Airlines Co.	13,576	733,240
Allison Transmission Holdings, Inc.	15,334	721,465
United Airlines Holdings, Inc.*,1	7,527	665,462
JetBlue Airways Corp.*	38,368	642,664
World Fuel Services Corp.	14,816	591,751
Toll Brothers, Inc.	10,986	450,975
Alaska Air Group, Inc.	6,784	440,349
BorgWarner, Inc.	11,632	426,662
Brinker International, Inc.	8,573	365,810
General Motors Co.	8,658	324,502
Lear Corp.	2,746	323,753
Walgreens Boots Alliance, Inc.	5,599	309,681
PACCAR, Inc.	3,332	233,273
Lions Gate Entertainment Corp. — Class A*	19,914	184,204
Total Consumer, Cyclical		7,219,500

Technology - 0.8%
Skyworks Solutions, Inc.	3,672	291,006
Diodes, Inc.*	6,190	248,528
Oracle Corp.[1]	3,960	217,919
Total Technology		757,453

Basic Materials - 0.5%
Westlake Chemical Corp.	3,378	221,327
Domtar Corp.	5,576	199,676
Total Basic Materials		421,003

Total Common Stocks
(Cost $83,769,680)		85,606,026

MONEY MARKET FUND† - 6.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.79%[2]	5,866,464	5,866,464
Total Money Market Fund
(Cost $5,866,464)		5,866,464

Total Investments - 102.5%
(Cost $89,636,144)		$91,472,490
Other Assets & Liabilities, net - (2.5)%		(2,222,028)
Total Net Assets - 100.0%		$89,250,462

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	2.28% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$7,581,749	$208,633
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	2.25% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	7,581,719	187,779
					$15,163,468	$396,412

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(1.55)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$40,857,931	$(1,869,155)
Goldman Sachs International	GS Equity Custom Basket	(1.63)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	39,316,842	(794,924)
					$80,174,773	$(2,664,079)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Communications
TEGNA, Inc.	1,700	0.36%	$6,814
Omnicom Group, Inc.	957	1.00%	5,205
Verizon Communications, Inc.	1,419	1.14%	4,450
News Corp. — Class A	1,830	0.34%	2,945
ATN International, Inc.	479	0.37%	1,695
Alphabet, Inc. — Class C	16	0.26%	1,374
Facebook, Inc. — Class A	93	0.22%	1,136
John Wiley & Sons, Inc. — Class A	978	0.57%	(512)
Scholastic Corp.	1,210	0.60%	(571)
Discovery, Inc. — Class A	1,784	0.63%	(2,179)
Cogent Communications Holdings, Inc.	997	0.72%	(3,225)
AMC Networks, Inc. — Class A	1,107	0.72%	(7,810)
Meredith Corp.	657	0.32%	(13,532)
Shenandoah Telecommunications Co.	1,551	0.65%	(22,195)
Total Communications			(26,405)

Consumer, Cyclical
World Fuel Services Corp.	1,548	0.82%	16,659
Delta Air Lines, Inc.	1,138	0.86%	8,734
United Airlines Holdings, Inc.	612	0.71%	6,047
Alaska Air Group, Inc.	552	0.47%	5,476
Toll Brothers, Inc.	894	0.48%	4,744
Southwest Airlines Co.	1,105	0.79%	4,619
Allison Transmission Holdings, Inc.	1,248	0.77%	2,747
JetBlue Airways Corp.	3,123	0.69%	2,134
Brinker International, Inc.	697	0.39%	1,614
PACCAR, Inc.	271	0.25%	1,270
General Motors Co.	704	0.35%	(1,727)
Walgreens Boots Alliance, Inc.	455	0.33%	(3,132)
Lear Corp.	223	0.35%	(3,329)
BorgWarner, Inc.	946	0.46%	(3,643)
Lions Gate Entertainment Corp. — Class A	8,752	1.07%	(8,178)
Total Consumer, Cyclical			34,035

Consumer, Non-cyclical
Pilgrim’s Pride Corp.	2,045	0.86%	22,473
Tyson Foods, Inc. — Class A	862	0.98%	21,295
Kimberly-Clark Corp.	425	0.80%	12,586
McKesson Corp.	1,308	2.36%	12,321
CVS Health Corp.	1,105	0.92%	11,049
Zimmer Biomet Holdings, Inc.	514	0.93%	9,667
Sysco Corp.	618	0.65%	8,504
Molson Coors Brewing Co. — Class B	3,732	2.83%	8,117
Medtronic plc	378	0.54%	6,940
Merck & Company, Inc.	944	1.05%	6,539
Hologic, Inc.	919	0.61%	5,181
Colgate-Palmolive Co.	659	0.64%	4,815
Baxter International, Inc.	555	0.64%	4,754
US Foods Holding Corp.	657	0.36%	4,406
Hill-Rom Holdings, Inc.	463	0.64%	4,096
Cardinal Health, Inc.	1,657	1.03%	3,741
General Mills, Inc.	764	0.56%	3,622
Central Garden & Pet Co. — Class A	814	0.30%	3,464

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AMERCO	124	0.64%	$3,390
Kellogg Co.	413	0.35%	3,352
PepsiCo, Inc.	460	0.83%	3,314
Campbell Soup Co.	573	0.35%	3,281
Amgen, Inc.	452	1.15%	2,966
Kroger Co.	1,765	0.60%	2,570
Becton Dickinson and Co.	223	0.74%	2,424
Eli Lilly & Co.	381	0.56%	2,001
Hormel Foods Corp.	835	0.48%	1,959
Lamb Weston Holdings, Inc.	395	0.38%	1,768
Biogen, Inc.	141	0.43%	1,567
ManpowerGroup, Inc.	347	0.39%	763
Philip Morris International, Inc.	607	0.61%	99
Jazz Pharmaceuticals plc	251	0.42%	(207)
Thermo Fisher Scientific, Inc.	144	0.55%	(227)
JM Smucker Co.	298	0.43%	(250)
STERIS plc	196	0.37%	(547)
Gilead Sciences, Inc.	1,208	1.01%	(680)
AmerisourceBergen Corp. — Class A	1,383	1.50%	(1,035)
Post Holdings, Inc.	396	0.55%	(1,299)
Regeneron Pharmaceuticals, Inc.	89	0.33%	(1,619)
TrueBlue, Inc.	1,112	0.31%	(1,916)
Johnson & Johnson	264	0.45%	(2,188)
Kraft Heinz Co.	659	0.24%	(3,052)
B&G Foods, Inc.	972	0.24%	(3,178)
Integer Holdings Corp.	395	0.39%	(3,284)
Archer-Daniels-Midland Co.	2,332	1.26%	(3,311)
Darling Ingredients, Inc.	2,366	0.60%	(4,016)
Innoviva, Inc.	1,891	0.26%	(5,957)
Cal-Maine Foods, Inc.	1,514	0.80%	(6,157)
Alexion Pharmaceuticals, Inc.	218	0.28%	(6,160)
H&R Block, Inc.	1,999	0.62%	(8,788)
Pfizer, Inc.	1,790	0.85%	(10,901)
Ingredion, Inc.	989	1.07%	(11,057)
Herbalife Nutrition Ltd.	1,266	0.63%	(17,468)
Total Consumer, Non-cyclical			89,727

Financial
HCP, Inc.	2,057	0.97%	7,580
Medical Properties Trust, Inc.	4,397	1.13%	7,251
Deluxe Corp.	763	0.49%	6,497
Hartford Financial Services Group, Inc.	668	0.53%	6,043
Equity Commonwealth	2,821	1.27%	5,478
JPMorgan Chase & Co.	190	0.29%	3,441
Apartment Investment & Management Co. — Class A	1,835	1.26%	3,289
Northern Trust Corp.	319	0.39%	1,277
Summit Hotel Properties, Inc.	2,538	0.39%	612
State Street Corp.	332	0.26%	112
Bank of New York Mellon Corp.	417	0.25%	35
Citigroup, Inc.	261	0.24%	(458)
Principal Financial Group, Inc.	366	0.28%	(707)
Comerica, Inc.	270	0.23%	(1,113)
Host Hotels & Resorts, Inc.	1,943	0.44%	(1,543)
Total Financial			37,794

Industrial
Saia, Inc.	656	0.81%	21,672
United Parcel Service, Inc. — Class B	650	1.03%	7,134
Knight-Swift Transportation Holdings, Inc.	1,230	0.59%	6,052
Kansas City Southern	332	0.58%	5,885
J.B. Hunt Transport Services, Inc.	464	0.68%	5,731
Marten Transport Ltd.	1,439	0.39%	5,690
Old Dominion Freight Line, Inc.	212	0.48%	5,668
Heartland Express, Inc.	2,406	0.68%	5,628
Cummins, Inc.	316	0.68%	4,476
Landstar System, Inc.	518	0.77%	4,202
Agilent Technologies, Inc.	394	0.40%	3,469
Schneider National, Inc. — Class B	2,704	0.77%	2,854
Werner Enterprises, Inc.	1,303	0.61%	2,740
Echo Global Logistics, Inc.	1,452	0.43%	2,448
Parker-Hannifin Corp.	113	0.27%	1,797
Avnet, Inc.	433	0.25%	821
Oshkosh Corp.	231	0.23%	707
Forward Air Corp.	528	0.44%	418
Caterpillar, Inc.	138	0.23%	229
Textron, Inc.	383	0.25%	(473)
Norfolk Southern Corp.	219	0.52%	(604)
CSX Corp.	923	0.84%	(1,368)
Vishay Intertechnology, Inc.	1,184	0.26%	(1,693)
Union Pacific Corp.	155	0.33%	(1,747)
Waters Corp.	139	0.41%	(3,634)
Kennametal, Inc.	1,031	0.42%	(4,591)
FedEx Corp.	473	0.91%	(14,436)
Total Industrial			59,075

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Energy
Kinder Morgan, Inc.	4,244	1.15%	$9,491
ONEOK, Inc.	1,335	1.30%	8,046
Marathon Petroleum Corp.	1,047	0.84%	7,053
Delek US Holdings, Inc.	1,528	0.73%	5,283
HollyFrontier Corp.	1,356	0.96%	3,958
Phillips 66	735	0.99%	3,771
Valero Energy Corp.	835	0.94%	446
Targa Resources Corp.	796	0.42%	(1,163)
Chevron Corp.	751	1.17%	(3,147)
Williams Companies, Inc.	2,400	0.76%	(7,576)
Exxon Mobil Corp.	1,251	1.17%	(10,226)
PBF Energy, Inc. — Class A	1,720	0.62%	(12,860)
Renewable Energy Group, Inc.	1,776	0.35%	(13,581)
Unit Corp.	15,274	0.68%	(24,494)
Total Energy			(34,999)

Technology
Diodes, Inc.	503	0.27%	3,164
Skyworks Solutions, Inc.	333	0.35%	1,181
Oracle Corp.	322	0.23%	715
Total Technology			5,060

Utilities
FirstEnergy Corp.	1,598	1.02%	15,506
Portland General Electric Co.	1,438	1.07%	12,181
Pinnacle West Capital Corp.	853	1.09%	8,262
Ameren Corp.	989	1.04%	5,826
Southern Co.	523	0.43%	3,959
Avista Corp.	858	0.55%	2,338
OGE Energy Corp.	794	0.48%	1,960
Public Service Enterprise Group, Inc.	480	0.39%	1,188
PPL Corp.	2,306	0.96%	758
AES Corp.	2,316	0.50%	(1,538)
Exelon Corp.	1,061	0.68%	(2,355)
National Fuel Gas Co.	1,465	0.91%	(19,392)
Total Utilities			28,693

Basic Materials
Westlake Chemical Corp.	274	0.24%	(356)
Domtar Corp.	2,058	0.97%	(4,845)
Total Basic Materials			(5,201)
Total MS Equity Long Custom Basket			$187,779

MS EQUITY SHORT CUSTOM BASKET
Financial
CNO Financial Group, Inc.	9,237	(0.37)%	$18,854
Hudson Pacific Properties, Inc.	17,873	(1.47)%	18,221
People’s United Financial, Inc.	14,317	(0.56)%	14,476
CVB Financial Corp.	9,589	(0.50)%	12,496
Signature Bank	1,238	(0.37)%	10,733
Ares Management Corp. — Class A	6,793	(0.45)%	8,768
WesBanco, Inc.	3,649	(0.33)%	8,590
First Republic Bank	3,164	(0.75)%	8,517
Glacier Bancorp, Inc.	5,020	(0.50)%	4,826
Mastercard, Inc. — Class A	474	(0.32)%	4,704
BankUnited, Inc.	4,429	(0.36)%	3,137
BOK Financial Corp.	4,393	(0.85)%	1,373
Federal Realty Investment Trust	1,395	(0.46)%	(1,943)
American Campus Communities, Inc.	3,131	(0.37)%	(2,004)
CME Group, Inc. — Class A	702	(0.36)%	(4,496)
Columbia Financial, Inc.	9,172	(0.35)%	(6,103)
Healthcare Realty Trust, Inc.	4,541	(0.37)%	(6,708)
Douglas Emmett, Inc.	4,550	(0.48)%	(9,282)
Pebblebrook Hotel Trust	9,624	(0.66)%	(11,144)
New York Community Bancorp, Inc.	16,282	(0.50)%	(11,979)
Digital Realty Trust, Inc.	1,169	(0.37)%	(14,403)
Liberty Property Trust	8,703	(1.09)%	(14,727)
Capitol Federal Financial, Inc.	31,880	(1.08)%	(14,984)
Intercontinental Exchange, Inc.	1,465	(0.33)%	(16,214)
Valley National Bancorp	27,327	(0.73)%	(16,297)
Old National Bancorp	21,827	(0.92)%	(18,265)
CubeSmart	6,599	(0.56)%	(18,361)
Assurant, Inc.	1,278	(0.39)%	(18,414)
Alexandria Real Estate Equities, Inc.	1,743	(0.66)%	(19,332)
Essex Property Trust, Inc.	553	(0.44)%	(19,421)
WP Carey, Inc.	2,794	(0.61)%	(22,422)
First Financial Bankshares, Inc.	10,547	(0.86)%	(23,252)
UDR, Inc.	7,849	(0.93)%	(24,724)
Realty Income Corp.	7,825	(1.47)%	(25,275)
Extra Space Storage, Inc.	1,845	(0.53)%	(27,677)
American Tower Corp. — Class A	1,371	(0.74)%	(28,564)
STORE Capital Corp.	8,682	(0.79)%	(28,853)
Equity Residential	3,448	(0.73)%	(32,404)
American Homes 4 Rent — Class A	10,463	(0.66)%	(34,681)
Axis Capital Holdings Ltd.	3,738	(0.61)%	(35,820)
Camden Property Trust	3,400	(0.92)%	(38,655)
First Industrial Realty Trust, Inc.	6,851	(0.66)%	(40,792)
Washington Federal, Inc.	5,338	(0.48)%	(41,103)
Agree Realty Corp.	7,234	(1.30)%	(50,726)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Crown Castle International Corp.	4,161	(1.42)%	$(52,844)
EastGroup Properties, Inc.	4,078	(1.25)%	(55,626)
Invitation Homes, Inc.	10,225	(0.74)%	(55,742)
Welltower, Inc.	6,197	(1.37)%	(57,997)
Everest Re Group Ltd.	1,317	(0.86)%	(65,894)
Equity LifeStyle Properties, Inc.	2,605	(0.85)%	(72,726)
SBA Communications Corp.	2,310	(1.36)%	(80,722)
Equinix, Inc.	701	(0.99)%	(89,273)
RLI Corp.	5,153	(1.17)%	(98,772)
Terreno Realty Corp.	10,111	(1.26)%	(108,894)
Americold Realty Trust	14,119	(1.28)%	(109,095)
Rexford Industrial Realty, Inc.	14,780	(1.59)%	(133,446)
Sun Communities, Inc.	4,662	(1.69)%	(141,119)
Total Financial			(1,686,480)

Industrial
Fortive Corp.	7,125	(1.20)%	93,528
Roper Technologies, Inc.	1,182	(1.03)%	20,369
Alarm.com Holdings, Inc.	852	(0.10)%	12,311
HEICO Corp.	485	(0.15)%	5,650
Universal Display Corp.	216	(0.09)%	2,039
Casella Waste Systems, Inc. — Class A	2,912	(0.31)%	608
Exponent, Inc.	3,144	(0.54)%	(1,654)
Boeing Co.	371	(0.35)%	(2,893)
AMETEK, Inc.	4,989	(1.12)%	(14,554)
AptarGroup, Inc.	2,406	(0.70)%	(31,110)
Woodward, Inc.	2,568	(0.68)%	(33,906)
Vulcan Materials Co.	1,805	(0.67)%	(57,330)
Ball Corp.	5,260	(0.94)%	(69,588)
Martin Marietta Materials, Inc.	1,285	(0.86)%	(89,332)
TransDigm Group, Inc.	1,352	(1.72)%	(96,011)
Total Industrial			(261,873)

Utilities
California Water Service Group	2,389	(0.31)%	(11)
South Jersey Industries, Inc.	12,485	(1.01)%	(9,114)
WEC Energy Group, Inc.	2,217	(0.52)%	(13,068)
Atmos Energy Corp.	1,235	(0.34)%	(13,523)
American States Water Co.	2,398	(0.53)%	(15,261)
American Water Works Company, Inc.	2,331	(0.71)%	(20,335)
NextEra Energy, Inc.	1,428	(0.81)%	(54,696)
Dominion Energy, Inc.	14,738	(2.92)%	(62,868)
Total Utilities			(188,876)

Technology
PTC, Inc.	4,933	(0.82)%	104,215
Autodesk, Inc.	2,310	(0.84)%	58,406
Workday, Inc. — Class A	1,313	(0.55)%	54,907
ServiceNow, Inc.	991	(0.62)%	33,230
EPAM Systems, Inc.	1,170	(0.52)%	14,791
Appian Corp.	1,630	(0.19)%	12,752
Fair Isaac Corp.	838	(0.62)%	12,526
Everbridge, Inc.	456	(0.07)%	11,554
MongoDB, Inc.	274	(0.08)%	10,166
Twilio, Inc. — Class A	306	(0.08)%	8,287
salesforce.com, Inc.	607	(0.22)%	6,127
Qualys, Inc.	506	(0.09)%	5,975
MSCI, Inc. — Class A	273	(0.15)%	5,918
PROS Holdings, Inc.	667	(0.10)%	4,796
HubSpot, Inc.	246	(0.09)%	4,646
Blackline, Inc.	910	(0.11)%	4,639
Coupa Software, Inc.	604	(0.19)%	3,865
Adobe, Inc.	216	(0.15)%	2,981
Intuit, Inc.	158	(0.10)%	2,253
Appfolio, Inc. — Class A	415	(0.10)%	2,122
Paycom Software, Inc.	185	(0.09)%	1,726
Alteryx, Inc. — Class A	469	(0.12)%	1,706
Accenture plc — Class A	464	(0.22)%	1,139
Veeva Systems, Inc. — Class A	258	(0.10)%	1,052
Atlassian Corporation plc — Class A	328	(0.10)%	19
Aspen Technology, Inc.	331	(0.10)%	(986)
ANSYS, Inc.	215	(0.12)%	(2,073)
Synopsys, Inc.	2,372	(0.80)%	(3,583)
Elastic N.V.	457	(0.09)%	(3,592)
Advanced Micro Devices, Inc.	2,028	(0.14)%	(3,625)
Five9, Inc.	922	(0.12)%	(5,134)
DocuSign, Inc.	841	(0.13)%	(6,205)
Tyler Technologies, Inc.	351	(0.23)%	(10,208)
Monolithic Power Systems, Inc.	459	(0.17)%	(10,379)
Pegasystems, Inc.	5,830	(0.97)%	(22,081)
Guidewire Software, Inc.	4,493	(1.16)%	(46,731)
Total Technology			255,201

Consumer, Non-cyclical
Guardant Health, Inc.	1,415	(0.22)%	30,488
Rollins, Inc.	5,731	(0.48)%	19,757
Chegg, Inc.	1,019	(0.07)%	6,982
PayPal Holdings, Inc.	559	(0.14)%	5,318
Avalara, Inc.	954	(0.16)%	3,290
IDEXX Laboratories, Inc.	154	(0.10)%	2,678
Intuitive Surgical, Inc.	84	(0.11)%	(684)
Verisk Analytics, Inc. — Class A	1,146	(0.44)%	(1,958)
Paylocity Holding Corp.	423	(0.10)%	(2,398)
S&P Global, Inc.	671	(0.40)%	(3,200)
CoStar Group, Inc.	181	(0.26)%	(6,339)
Avery Dennison Corp.	1,672	(0.46)%	(6,647)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cintas Corp.	257	(0.17)%	$(10,727)
Bright Horizons Family Solutions, Inc.	1,584	(0.59)%	(18,968)
MarketAxess Holdings, Inc.	553	(0.44)%	(41,899)
IHS Markit Ltd.	9,336	(1.53)%	(74,238)
TransUnion	6,714	(1.33)%	(100,341)
Total Consumer, Non-cyclical			(198,886)

Consumer, Cyclical
Wingstop, Inc.	3,000	(0.64)%	19,660
Planet Fitness, Inc. — Class A	585	(0.08)%	10,215
Copart, Inc.	1,443	(0.28)%	(1,132)
Toro Co.	3,816	(0.68)%	(3,313)
Wyndham Hotels & Resorts, Inc.	3,392	(0.43)%	(3,822)
McDonald’s Corp.	866	(0.46)%	(10,797)
NIKE, Inc. — Class B	1,021	(0.23)%	(11,076)
Fastenal Co.	9,493	(0.76)%	(18,451)
Pool Corp.	710	(0.35)%	(29,011)
Scotts Miracle-Gro Co. — Class A	2,865	(0.71)%	(69,567)
Total Consumer, Cyclical			(117,294)

Basic Materials
Allegheny Technologies, Inc.	14,270	(0.71)%	66,855
WR Grace & Co.	6,218	(1.02)%	58,760
Southern Copper Corp.	6,626	(0.55)%	31,341
International Flavors & Fragrances, Inc.	1,797	(0.54)%	25,923
Kaiser Aluminum Corp.	1,862	(0.45)%	8,793
Sensient Technologies Corp.	2,274	(0.38)%	(8,504)
Linde plc	2,091	(0.99)%	(11,047)
PPG Industries, Inc.	1,144	(0.33)%	(11,628)
Compass Minerals International, Inc.	4,478	(0.62)%	(14,673)
NewMarket Corp.	418	(0.48)%	(16,795)
Air Products & Chemicals, Inc.	739	(0.40)%	(25,281)
Balchem Corp.	3,511	(0.85)%	(25,630)
Materion Corp.	5,474	(0.82)%	(27,042)
RPM International, Inc.	5,178	(0.87)%	(43,656)
Sherwin-Williams Co.	860	(1.16)%	(94,607)
Total Basic Materials			(87,191)

Communications
FireEye, Inc.	16,147	(0.53)%	59,138
Palo Alto Networks, Inc.	1,489	(0.74)%	55,681
Okta, Inc.	525	(0.13)%	12,804
Trade Desk, Inc. — Class A	185	(0.08)%	7,197
Zendesk, Inc.	485	(0.09)%	6,779
Amazon.com, Inc.	98	(0.42)%	4,814
MercadoLibre, Inc.	69	(0.09)%	4,297
VeriSign, Inc.	208	(0.10)%	4,033
Charter Communications, Inc. — Class A	431	(0.43)%	1,954
Q2 Holdings, Inc.	552	(0.11)%	(2,285)
Proofpoint, Inc.	2,104	(0.66)%	(25,772)
Total Communications			128,640

Energy
Core Laboratories N.V.	4,939	(0.56)%	104,164
National Oilwell Varco, Inc.	12,755	(0.66)%	74,436
Diamondback Energy, Inc.	3,808	(0.84)%	70,361
Schlumberger Ltd.	8,816	(0.74)%	38,643
Total Energy			287,604
Total MS Equity Short Custom Basket			$(1,869,155)

GS EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
World Fuel Services Corp.	1,549	0.83%	$10,486
Toll Brothers, Inc.	894	0.49%	4,034
Allison Transmission Holdings, Inc.	1,248	0.78%	3,869
Southwest Airlines Co.	1,105	0.79%	3,790
United Airlines Holdings, Inc.	612	0.71%	3,452
Delta Air Lines, Inc.	1,138	0.86%	3,095
Alaska Air Group, Inc.	552	0.47%	2,291
Brinker International, Inc.	697	0.39%	1,922
Walgreens Boots Alliance, Inc.	455	0.33%	1,102
PACCAR, Inc.	271	0.25%	60
General Motors Co.	704	0.35%	(1,544)
BorgWarner, Inc.	946	0.46%	(3,698)
Lear Corp.	223	0.35%	(4,177)
Lions Gate Entertainment Corp. — Class A	8,752	1.07%	(4,310)
JetBlue Airways Corp.	3,123	0.69%	(7,308)
Total Consumer, Cyclical			13,064

Consumer, Non-cyclical
Molson Coors Brewing Co. — Class B	3,731	2.83%	14,088
Pilgrim’s Pride Corp.	2,045	0.86%	10,256
CVS Health Corp.	1,105	0.92%	10,056
Zimmer Biomet Holdings, Inc.	514	0.93%	8,630
Amgen, Inc.	452	1.15%	8,538
Cardinal Health, Inc.	1,658	1.03%	6,166
Baxter International, Inc.	555	0.64%	5,450
Medtronic plc	378	0.54%	4,181
Sysco Corp.	618	0.65%	4,104
Becton Dickinson and Co.	223	0.74%	3,555

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Tyson Foods, Inc. — Class A	862	0.98%	$3,301
Kimberly-Clark Corp.	425	0.80%	3,162
Kellogg Co.	413	0.35%	3,102
Campbell Soup Co.	573	0.35%	3,040
McKesson Corp.	1,308	2.36%	2,844
US Foods Holding Corp.	657	0.36%	2,838
Hologic, Inc.	919	0.61%	2,509
General Mills, Inc.	764	0.56%	2,101
Archer-Daniels-Midland Co.	2,332	1.26%	2,099
Central Garden & Pet Co. — Class A	814	0.30%	2,072
Kroger Co.	1,765	0.60%	1,977
Hormel Foods Corp.	835	0.48%	1,873
PepsiCo, Inc.	460	0.83%	1,794
Eli Lilly & Co.	381	0.56%	1,616
Lamb Weston Holdings, Inc.	395	0.38%	1,609
Ingredion, Inc.	989	1.07%	1,493
Merck & Company, Inc.	944	1.05%	1,133
Hill-Rom Holdings, Inc.	463	0.64%	699
Biogen, Inc.	141	0.43%	527
Colgate-Palmolive Co.	659	0.64%	119
Post Holdings, Inc.	396	0.55%	79
Jazz Pharmaceuticals plc	251	0.42%	(103)
AMERCO	124	0.64%	(156)
Thermo Fisher Scientific, Inc.	144	0.55%	(186)
TrueBlue, Inc.	1,112	0.31%	(367)
STERIS plc	196	0.37%	(595)
Darling Ingredients, Inc.	2,366	0.60%	(733)
Integer Holdings Corp.	395	0.39%	(830)
Philip Morris International, Inc.	607	0.61%	(1,341)
Kraft Heinz Co.	659	0.24%	(1,519)
Cal-Maine Foods, Inc.	1,514	0.80%	(1,840)
Regeneron Pharmaceuticals, Inc.	89	0.33%	(1,878)
AmerisourceBergen Corp. — Class A	1,383	1.50%	(2,041)
Johnson & Johnson	264	0.45%	(2,746)
ManpowerGroup, Inc.	347	0.39%	(2,877)
Gilead Sciences, Inc.	1,208	1.01%	(3,286)
JM Smucker Co.	298	0.43%	(3,901)
B&G Foods, Inc.	972	0.24%	(3,946)
Alexion Pharmaceuticals, Inc.	218	0.28%	(4,186)
Innoviva, Inc.	1,891	0.26%	(6,392)
Herbalife Nutrition Ltd.	1,266	0.63%	(7,089)
H&R Block, Inc.	1,999	0.62%	(9,616)
Pfizer, Inc.	1,790	0.85%	(12,065)
Total Consumer, Non-cyclical			47,318

Financial
HCP, Inc.	2,057	0.97%	8,434
Medical Properties Trust, Inc.	4,397	1.13%	6,771
Deluxe Corp.	763	0.49%	6,234
Hartford Financial Services Group, Inc.	668	0.53%	3,323
Equity Commonwealth	2,821	1.27%	1,862
Apartment Investment & Management Co. — Class A	1,835	1.26%	1,853
Northern Trust Corp.	319	0.39%	1,447
JPMorgan Chase & Co.	190	0.29%	1,332
State Street Corp.	332	0.26%	(24)
Bank of New York Mellon Corp.	417	0.25%	(121)
Summit Hotel Properties, Inc.	2,538	0.39%	(319)
Citigroup, Inc.	261	0.24%	(606)
Principal Financial Group, Inc.	366	0.28%	(1,047)
Comerica, Inc.	270	0.23%	(1,063)
Host Hotels & Resorts, Inc.	1,943	0.44%	(2,125)
Total Financial			25,951

Communications
Scholastic Corp.	1,210	0.60%	5,723
Verizon Communications, Inc.	1,419	1.13%	5,009
News Corp. — Class A	1,830	0.34%	3,880
Alphabet, Inc. — Class C	16	0.26%	2,244
TEGNA, Inc.	1,700	0.35%	1,037
Facebook, Inc. — Class A	93	0.22%	(2)
Omnicom Group, Inc.	957	0.99%	(871)
John Wiley & Sons, Inc. — Class A	978	0.57%	(1,320)
ATN International, Inc.	479	0.37%	(1,892)
Discovery, Inc. — Class A	1,784	0.63%	(4,175)
Cogent Communications Holdings, Inc.	997	0.72%	(5,145)
AMC Networks, Inc. — Class A	1,107	0.72%	(6,011)
Meredith Corp.	657	0.32%	(9,428)
Shenandoah Telecommunications Co.	1,551	0.65%	(9,740)
Total Communications			(20,691)

Industrial
Saia, Inc.	656	0.81%	22,350
United Parcel Service, Inc. — Class B	650	1.03%	12,877
J.B. Hunt Transport Services, Inc.	464	0.68%	10,551

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Schneider National, Inc. — Class B	2,704	0.77%	$10,167
Werner Enterprises, Inc.	1,303	0.61%	7,583
Heartland Express, Inc.	2,406	0.68%	6,689
Knight-Swift Transportation Holdings, Inc.	1,230	0.59%	6,445
Old Dominion Freight Line, Inc.	212	0.48%	6,197
Landstar System, Inc.	518	0.77%	5,662
Kansas City Southern	332	0.58%	4,526
Marten Transport Ltd.	1,439	0.39%	4,159
Echo Global Logistics, Inc.	1,452	0.43%	3,252
Forward Air Corp.	528	0.44%	2,746
Agilent Technologies, Inc.	394	0.40%	2,577
Waters Corp.	139	0.41%	2,132
Parker-Hannifin Corp.	113	0.27%	1,529
Vishay Intertechnology, Inc.	1,184	0.26%	1,279
Textron, Inc.	383	0.25%	115
Avnet, Inc.	433	0.25%	(37)
Caterpillar, Inc.	138	0.23%	(134)
Cummins, Inc.	316	0.68%	(487)
Oshkosh Corp.	231	0.23%	(552)
Union Pacific Corp.	155	0.33%	(2,058)
Kennametal, Inc.	1,031	0.42%	(2,536)
Norfolk Southern Corp.	219	0.52%	(4,229)
FedEx Corp.	473	0.91%	(6,561)
CSX Corp.	923	0.84%	(8,491)
Total Industrial			85,751

Energy
HollyFrontier Corp.	1,356	0.96%	17,791
Marathon Petroleum Corp.	1,047	0.84%	13,590
Phillips 66	735	0.99%	13,002
ONEOK, Inc.	1,335	1.30%	10,640
Valero Energy Corp.	835	0.94%	7,415
Renewable Energy Group, Inc.	1,776	0.35%	1,803
PBF Energy, Inc. — Class A	1,720	0.62%	1,703
Targa Resources Corp.	796	0.42%	1,345
Delek US Holdings, Inc.	1,528	0.73%	1,070
Kinder Morgan, Inc.	4,244	1.15%	(721)
Chevron Corp.	751	1.17%	(1,930)
Exxon Mobil Corp.	1,251	1.17%	(5,292)
Williams Companies, Inc.	2,400	0.76%	(8,568)
Unit Corp.	15,274	0.68%	(16,336)
Total Energy			35,512

Utilities
FirstEnergy Corp.	1,598	1.02%	8,757
Ameren Corp.	989	1.04%	5,064
Southern Co.	523	0.43%	3,689
Portland General Electric Co.	1,438	1.07%	3,236
PPL Corp.	2,306	0.96%	2,029
OGE Energy Corp.	794	0.48%	1,969
Avista Corp.	858	0.55%	1,772
Public Service Enterprise Group, Inc.	480	0.39%	754
Pinnacle West Capital Corp.	853	1.09%	580
AES Corp.	2,316	0.50%	(93)
Exelon Corp.	1,061	0.68%	(955)
National Fuel Gas Co.	1,465	0.91%	(8,834)
Total Utilities			17,968

Basic Materials
Westlake Chemical Corp.	274	0.24%	817
Domtar Corp.	2,058	0.97%	(2,176)
Total Basic Materials			(1,359)

Technology
Diodes, Inc.	503	0.27%	3,144
Skyworks Solutions, Inc.	333	0.35%	1,624
Oracle Corp.	322	0.23%	351
Total Technology			5,119
Total GS Equity Long Custom Basket			$208,633

GS EQUITY SHORT CUSTOM BASKET
Technology
PTC, Inc.	4,933	(0.85)%	$99,489
Workday, Inc. — Class A	1,313	(0.56)%	61,736
ServiceNow, Inc.	991	(0.63)%	39,119
Autodesk, Inc.	2,310	(0.86)%	37,226
Fair Isaac Corp.	838	(0.64)%	19,131
Everbridge, Inc.	456	(0.06)%	16,919
Pegasystems, Inc.	5,830	(1.00)%	15,216
EPAM Systems, Inc.	1,170	(0.54)%	14,197
MongoDB, Inc.	274	(0.08)%	12,104
Coupa Software, Inc.	604	(0.20)%	11,483
Twilio, Inc. — Class A	306	(0.09)%	11,335
Appian Corp.	1,630	(0.20)%	10,308
Elastic N.V.	457	(0.10)%	7,845
HubSpot, Inc.	246	(0.09)%	7,485
Alteryx, Inc. — Class A	469	(0.13)%	7,079
Advanced Micro Devices, Inc.	2,028	(0.15)%	6,936
Paycom Software, Inc.	185	(0.10)%	5,020
Veeva Systems, Inc. — Class A	258	(0.10)%	4,814
Qualys, Inc.	506	(0.10)%	4,486
Aspen Technology, Inc.	331	(0.10)%	3,854
Atlassian Corporation plc — Class A	328	(0.10)%	3,441
MSCI, Inc. — Class A	273	(0.15)%	3,373
Appfolio, Inc. — Class A	415	(0.10)%	1,917
PROS Holdings, Inc.	667	(0.10)%	1,724
Accenture plc — Class A	464	(0.23)%	1,386
salesforce.com, Inc.	607	(0.23)%	858

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Blackline, Inc.	910	(0.11)%	$836
Adobe, Inc.	216	(0.15)%	(56)
Intuit, Inc.	158	(0.11)%	(1,275)
Synopsys, Inc.	2,372	(0.83)%	(2,629)
Five9, Inc.	922	(0.13)%	(4,256)
ANSYS, Inc.	215	(0.12)%	(4,935)
Tyler Technologies, Inc.	351	(0.23)%	(9,916)
DocuSign, Inc.	841	(0.13)%	(10,234)
Monolithic Power Systems, Inc.	459	(0.18)%	(11,227)
Guidewire Software, Inc.	4,493	(1.20)%	(35,420)
Total Technology			329,369

Financial
Hudson Pacific Properties, Inc.	17,873	(1.52)%	14,973
Ares Management Corp. — Class A	6,793	(0.46)%	9,726
People’s United Financial, Inc.	14,317	(0.57)%	8,375
CVB Financial Corp.	9,590	(0.51)%	4,795
CNO Financial Group, Inc.	9,237	(0.37)%	3,048
First Republic Bank	3,164	(0.78)%	2,504
Signature Bank	1,238	(0.38)%	1,362
Capitol Federal Financial, Inc.	31,880	(1.12)%	—
Visa, Inc. — Class A	494	(0.22)%	(469)
BankUnited, Inc.	4,429	(0.38)%	(531)
Glacier Bancorp, Inc.	5,020	(0.52)%	(1,459)
Mastercard, Inc. — Class A	474	(0.33)%	(1,747)
American Campus Communities, Inc.	3,131	(0.38)%	(3,538)
Alexandria Real Estate Equities, Inc.	1,743	(0.68)%	(5,246)
Healthcare Realty Trust, Inc.	4,541	(0.39)%	(5,358)
CubeSmart	6,599	(0.59)%	(5,477)
WesBanco, Inc.	3,649	(0.35)%	(6,349)
Columbia Financial, Inc.	9,172	(0.37)%	(7,888)
Federal Realty Investment Trust	1,395	(0.48)%	(8,284)
Pebblebrook Hotel Trust	9,624	(0.68)%	(8,485)
Douglas Emmett, Inc.	4,550	(0.50)%	(8,873)
CME Group, Inc. — Class A	702	(0.38)%	(9,649)
Intercontinental Exchange, Inc.	1,465	(0.34)%	(10,738)
Liberty Property Trust	10,487	(1.37)%	(11,102)
BOK Financial Corp.	4,393	(0.88)%	(11,146)
Valley National Bancorp	27,327	(0.76)%	(12,024)
American Homes 4 Rent — Class A	10,463	(0.69)%	(12,242)
WP Carey, Inc.	2,794	(0.64)%	(12,880)
Digital Realty Trust, Inc.	1,169	(0.39)%	(13,311)
Crown Castle International Corp.	4,161	(1.47)%	(13,420)
Old National Bancorp	21,833	(0.96)%	(13,427)
Extra Space Storage, Inc.	1,845	(0.55)%	(14,225)
Essex Property Trust, Inc.	553	(0.46)%	(15,279)
American Tower Corp. — Class A	1,371	(0.77)%	(16,671)
Assurant, Inc.	1,278	(0.41)%	(17,942)
UDR, Inc.	7,849	(0.97)%	(19,445)
Camden Property Trust	3,400	(0.96)%	(19,448)
First Industrial Realty Trust, Inc.	6,851	(0.69)%	(21,375)
Washington Federal, Inc.	5,338	(0.50)%	(21,619)
Everest Re Group Ltd.	1,317	(0.89)%	(22,442)
Axis Capital Holdings Ltd.	3,738	(0.63)%	(24,697)
STORE Capital Corp.	8,682	(0.83)%	(26,306)
RLI Corp.	5,153	(1.22)%	(26,551)
Invitation Homes, Inc.	10,225	(0.77)%	(27,289)
Equity LifeStyle Properties, Inc.	2,605	(0.89)%	(28,994)
Equity Residential	3,448	(0.76)%	(29,790)
Realty Income Corp.	7,825	(1.53)%	(34,821)
New York Community Bancorp, Inc.	16,282	(0.52)%	(35,332)
First Financial Bankshares, Inc.	10,547	(0.89)%	(40,079)
Terreno Realty Corp.	10,111	(1.31)%	(40,646)
SBA Communications Corp.	2,310	(1.42)%	(41,303)
EastGroup Properties, Inc.	4,078	(1.30)%	(42,982)
Agree Realty Corp.	7,234	(1.35)%	(48,540)
Welltower, Inc.	6,197	(1.43)%	(49,432)
Equinix, Inc.	701	(1.03)%	(50,865)
Rexford Industrial Realty, Inc.	14,780	(1.65)%	(66,953)
Sun Communities, Inc.	4,662	(1.76)%	(92,401)
Total Financial			(1,014,287)

Utilities
California Water Service Group	2,389	(0.32)%	265
WEC Energy Group, Inc.	2,217	(0.54)%	(12,752)
South Jersey Industries, Inc.	12,485	(1.05)%	(13,234)
Atmos Energy Corp.	1,235	(0.36)%	(13,918)
American States Water Co.	2,398	(0.55)%	(14,686)
American Water Works Company, Inc.	2,331	(0.74)%	(15,835)
NextEra Energy, Inc.	1,428	(0.85)%	(44,297)
Total Utilities			(114,457)

Consumer, Non-cyclical
Guardant Health, Inc.	1,415	(0.23)%	20,650
Rollins, Inc.	5,731	(0.50)%	19,887
Chegg, Inc.	1,019	(0.08)%	14,126

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Avalara, Inc.	954	(0.16)%	$11,318
PayPal Holdings, Inc.	559	(0.15)%	6,155
MarketAxess Holdings, Inc.	553	(0.46)%	4,689
Paylocity Holding Corp.	423	(0.10)%	3,503
IDEXX Laboratories, Inc.	154	(0.11)%	2,184
Verisk Analytics, Inc. — Class A	1,146	(0.46)%	(1,818)
Intuitive Surgical, Inc.	84	(0.12)%	(2,064)
Avery Dennison Corp.	1,672	(0.48)%	(2,131)
S&P Global, Inc.	671	(0.42)%	(2,749)
CoStar Group, Inc.	181	(0.27)%	(5,753)
Bright Horizons Family Solutions, Inc.	1,584	(0.61)%	(6,740)
Cintas Corp.	257	(0.18)%	(9,206)
IHS Markit Ltd.	9,336	(1.59)%	(67,593)
TransUnion	6,714	(1.39)%	(74,123)
Total Consumer, Non-cyclical			(89,665)

Consumer, Cyclical
Wingstop, Inc.	3,000	(0.67)%	20,240
Wyndham Hotels & Resorts, Inc.	3,392	(0.45)%	14,891
Planet Fitness, Inc. — Class A	585	(0.09)%	7,448
Copart, Inc.	1,443	(0.29)%	(1,151)
Toro Co.	3,816	(0.71)%	(2,863)
McDonald’s Corp.	866	(0.47)%	(8,277)
NIKE, Inc. — Class B	1,021	(0.24)%	(10,884)
Pool Corp.	710	(0.36)%	(11,268)
Fastenal Co.	9,493	(0.79)%	(19,573)
Scotts Miracle-Gro Co. — Class A	2,865	(0.74)%	(25,241)
Total Consumer, Cyclical			(36,678)

Communications
FireEye, Inc.	16,147	(0.55)%	23,638
Okta, Inc.	525	(0.13)%	17,899
Amazon.com, Inc.	98	(0.43)%	11,475
Trade Desk, Inc. — Class A	185	(0.09)%	9,373
Zendesk, Inc.	485	(0.09)%	9,005
MercadoLibre, Inc.	69	(0.10)%	5,974
VeriSign, Inc.	208	(0.10)%	5,622
Charter Communications, Inc. — Class A	431	(0.45)%	2,274
Q2 Holdings, Inc.	552	(0.11)%	747
Palo Alto Networks, Inc.	1,489	(0.77)%	(4,527)
Proofpoint, Inc.	2,104	(0.69)%	(41,644)
Total Communications			39,836

Basic Materials
Allegheny Technologies, Inc.	14,270	(0.73)%	54,700
International Flavors & Fragrances, Inc.	1,797	(0.56)%	52,940
WR Grace & Co.	6,218	(1.06)%	48,376
Materion Corp.	5,474	(0.85)%	20,853
Southern Copper Corp.	6,626	(0.58)%	20,408
Linde plc	2,091	(1.03)%	18,782
Sensient Technologies Corp.	2,274	(0.40)%	11,102
Compass Minerals International, Inc.	4,478	(0.64)%	672
PPG Industries, Inc.	1,144	(0.34)%	(1,899)
Air Products & Chemicals, Inc.	739	(0.42)%	(2,077)
Balchem Corp.	3,511	(0.89)%	(8,918)
Kaiser Aluminum Corp.	1,862	(0.47)%	(12,610)
NewMarket Corp.	418	(0.50)%	(28,023)
RPM International, Inc.	5,178	(0.91)%	(41,249)
Sherwin-Williams Co.	860	(1.20)%	(73,254)
Total Basic Materials			59,803

Industrial
Fortive Corp.	7,125	(1.24)%	76,419
Roper Technologies, Inc.	1,182	(1.07)%	22,804
Woodward, Inc.	2,568	(0.70)%	15,996
AptarGroup, Inc.	2,406	(0.72)%	9,937
Universal Display Corp.	216	(0.09)%	8,586
HEICO Corp.	485	(0.15)%	6,726
Alarm.com Holdings, Inc.	852	(0.10)%	6,134
Casella Waste Systems, Inc. — Class A	2,912	(0.32)%	786
Exponent, Inc.	3,144	(0.56)%	(1,244)
Boeing Co.	371	(0.36)%	(1,300)
AMETEK, Inc.	4,989	(1.17)%	(12,898)
Vulcan Materials Co.	1,805	(0.69)%	(27,417)
Ball Corp.	5,260	(0.97)%	(31,102)
Martin Marietta Materials, Inc.	1,285	(0.90)%	(56,035)
TransDigm Group, Inc.	1,352	(1.79)%	(72,359)
Total Industrial			(54,967)

Energy
Diamondback Energy, Inc.	3,808	(0.87)%	42,932
Schlumberger Ltd.	8,816	(0.77)%	22,216
Core Laboratories N.V.	4,939	(0.59)%	19,805
National Oilwell Varco, Inc.	12,755	(0.69)%	1,169
Total Energy			86,122
Total GS Equity Short Custom Basket			$(794,924)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
ALPHA OPPORTUNITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2019.
[2]	Rate indicated is the 7-day yield as of September 30, 2019.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$85,606,026	$—	$—	$85,606,026
Money Market Fund	5,866,464	—	—	5,866,464
Custom Basket Swap Agreements**	—	396,412	—	396,412
Total Assets	$91,472,490	$396,412	$—	$91,868,902

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$2,664,079	$—	$2,664,079

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $89,636,144)	$91,472,490
Cash	295
Unrealized appreciation on OTC swap agreements	396,412
Prepaid expenses	37,975
Receivables:
Dividends	130,701
Swap settlement	47,797
Interest	6,992
Fund shares sold	1,189
Total assets	92,093,851

Liabilities:
Unrealized depreciation on OTC swap agreements	2,664,079
Payable for:
Management fees	61,275
Transfer agent/maintenance fees	12,807
Fund shares redeemed	10,921
Fund accounting/administration fees	5,466
Distribution and service fees	2,323
Trustees’ fees*	1,283
Due to Investment Adviser	2
Miscellaneous	85,233
Total liabilities	2,843,389
Net assets	$89,250,462

Net assets consist of:
Paid in capital	$113,718,464
Total distributable earnings (loss)	(24,468,002)
Net assets	$89,250,462

A-Class:
Net assets	$7,325,521
Capital shares outstanding	420,450
Net asset value per share	$17.42
Maximum offering price per share (Net asset value divided by 95.25%)	$18.29

C-Class:
Net assets	$702,330
Capital shares outstanding	46,333
Net asset value per share	$15.16

P-Class:
Net assets	$1,905,094
Capital shares outstanding	108,505
Net asset value per share	$17.56

Institutional Class:
Net assets	$79,317,517
Capital shares outstanding	3,126,877
Net asset value per share	$25.37

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $26)	$2,572,357
Interest	103,009
Total investment income	2,675,366

Expenses:
Management fees	1,063,268
Distribution and service fees:
A-Class	22,191
C-Class	8,432
P-Class	7,493
Transfer agent/maintenance fees:
A-Class	9,560
C-Class	2,586
P-Class	5,848
Institutional Class	29,546
Fund accounting/administration fees	94,514
Custodian fees	28,761
Trustees’ fees*	20,239
Line of credit fees	3,131
Miscellaneous	193,460
Recoupment of previously waived fees:
A-Class	7,802
C-Class	322
P-Class	967
Institutional Class	1,370
Total expenses	1,499,490
Less:
Expenses reimbursed by Adviser:
A-Class	(539)
C-Class	(581)
P-Class	(193)
Institutional Class	(91)
Expenses waived by Adviser	(1,497)
Earnings credits applied	(363)
Total waived/reimbursed expenses	(3,264)
Net expenses	1,496,226
Net investment income	1,179,140

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,737,097)
Swap agreements	(3,722,081)
Net realized loss	(17,459,178)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,975,412)
Swap agreements	7,578,832
Net change in unrealized appreciation (depreciation)	4,603,420
Net realized and unrealized loss	(12,855,758)
Net decrease in net assets resulting from operations	$(11,676,618)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,179,140	$1,893,779
Net realized loss on investments	(17,459,178)	(6,985,537)
Net change in unrealized appreciation (depreciation) on investments	4,603,420	(844,817)
Net decrease in net assets resulting from operations	(11,676,618)	(5,936,575)

Distributions to shareholders:
A-Class	(116,145)	(950,491)
C-Class	—	(199,304)
P-Class	(27,471)	(527,188)
Institutional Class	(1,999,721)	(9,428,285)
Total distributions to shareholders	(2,143,337)	(11,105,268)

Capital share transactions:
Proceeds from sale of shares
A-Class	431,143	2,076,718
C-Class	21,885	333,769
P-Class	128,195	7,281,013
Institutional Class	3,348,033	5,609,253
Distributions reinvested
A-Class	110,113	925,939
C-Class	—	194,318
P-Class	27,471	527,188
Institutional Class	1,978,134	9,428,285
Cost of shares redeemed
A-Class	(3,558,021)	(5,488,322)
C-Class	(272,683)	(1,716,741)
P-Class	(2,462,538)	(9,878,570)
Institutional Class	(94,580,128)	(15,771,018)
Net decrease from capital share transactions	(94,828,396)	(6,478,168)
Net decrease in net assets	(108,648,351)	(23,520,011)

Net assets:
Beginning of year	197,898,813	221,418,824
End of year	$89,250,462	$197,898,813

Capital share activity:
Shares sold
A-Class	23,614	103,554
C-Class	1,365	18,316
P-Class	6,923	343,013
Institutional Class	130,493	190,568
Shares issued from reinvestment of distributions
A-Class	6,100	44,581
C-Class	—	10,724
P-Class	1,511	25,285
Institutional Class	75,530	313,962
Shares redeemed
A-Class	(196,272)	(272,432)
C-Class	(17,408)	(101,381)
P-Class	(135,289)	(497,211)
Institutional Class	(3,599,302)	(553,273)
Net decrease in shares	(3,702,735)	(374,294)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$19.15	$21.10	$19.08	$18.39	$18.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.10	.31	(.19)	(.35)
Net gain (loss) on investments (realized and unrealized)	(1.64)	(.60)	1.72	.88	.73
Total from investment operations	(1.52)	(.50)	2.03	.69	.38
Less distributions from:
Net investment income	(.21)	—	—	—	(—)[b]
Net realized gains	—	(1.45)	(.01)	—	—
Total distributions	(.21)	(1.45)	(.01)	—	(—)[b]
Net asset value, end of period	$17.42	$19.15	$21.10	$19.08	$18.39

Total Return[c]	(7.97%)	(2.90%)	10.70%	3.70%	2.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,326	$11,243	$15,011	$16,041	$11,485
Ratios to average net assets:
Net investment income (loss)	0.64%	0.51%	1.49%	(1.02%)	(1.88%)
Total expenses[g]	1.65%	1.54%	2.21%	2.69%	3.92%
Net expenses[d,e,h]	1.64%	1.54%	2.17%	2.69%	2.94%
Portfolio turnover rate	126%	255%	92%	235%	124%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$16.61	$18.62	$16.96	$16.47	$16.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.05)	.09	(.29)	(.44)
Net gain (loss) on investments (realized and unrealized)	(1.42)	(.51)	1.58	.78	.66
Total from investment operations	(1.45)	(.56)	1.67	.49	.22
Less distributions from:
Net investment income	—	—	—	—	(—)[b]
Net realized gains	—	(1.45)	(.01)	—	—
Total distributions	—	(1.45)	(.01)	—	(—)[b]
Net asset value, end of period	$15.16	$16.61	$18.62	$16.96	$16.47

Total Return[c]	(8.73%)	(3.65%)	9.91%	2.91%	1.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$702	$1,036	$2,508	$1,550	$1,203
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.31%)	0.47%	(1.72%)	(2.64%)
Total expenses[g]	2.55%	2.34%	2.94%	3.91%	4.81%
Net expenses[d,e,h]	2.48%	2.31%	2.88%	3.46%	3.68%
Portfolio turnover rate	126%	255%	92%	235%	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$19.23	$21.19	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.10	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	(1.64)	(.61)	2.15	.84	(.59)
Total from investment operations	(1.53)	(.51)	2.09	.72	(.72)
Less distributions from:
Net investment income	(.14)	—	—	—	—
Net realized gains	—	(1.45)	(.01)	—	—
Total distributions	(.14)	(1.45)	(.01)	—	—
Net asset value, end of period	$17.56	$19.23	$21.19	$19.11	$18.39

Total Return	(7.99%)	(2.93%)	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,905	$4,525	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	0.59%	0.47%	(0.31%)	(0.65%)	(1.77%)
Total expenses[g]	1.67%	1.58%	1.75%	2.44%	3.31%
Net expenses[d,e,h]	1.66%	1.57%	1.72%	2.44%	2.87%
Portfolio turnover rate	126%	255%	92%	235%	124%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$27.77	$29.86	$26.82	$25.73	$25.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.27	.12	(.13)	(.40)
Net gain (loss) on investments (realized and unrealized)	(2.37)	(.91)	2.93	1.22	1.00
Total from investment operations	(2.09)	(.64)	3.05	1.09	.60
Less distributions from:
Net investment income	(.31)	—	—	—	(—)[b]
Net realized gains	—	(1.45)	(.01)	—	—
Total distributions	(.31)	(1.45)	(.01)	—	(—)[b]
Net asset value, end of period	$25.37	$27.77	$29.86	$26.82	$25.73

Total Return	(7.57%)	(2.50%)	11.42%	4.20%	2.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,318	$181,095	$196,180	$56,550	$50,304
Ratios to average net assets:
Net investment income (loss)	1.05%	0.94%	0.40%	(0.49%)	(1.55%)
Total expenses[g]	1.22%	1.12%	1.38%	2.23%	2.80%
Net expenses[d,e,h]	1.21%	1.12%	1.37%	2.23%	2.80%
Portfolio turnover rate	126%	255%	92%	235%	124%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.09%	0.02%	0.32%
C-Class	0.04%	0.07%	0.64%
P-Class	0.03%	0.04%	—
Institutional Class	0.00%*	—	0.01%

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Does not include expenses of the underlying funds in which the Fund invests.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.64%	1.52%	2.00%	2.11%	2.11%
C-Class	2.48%	2.30%	2.71%	2.86%	2.86%
P-Class	1.66%	1.56%	1.68%	1.87%	2.10%
Institutional Class	1.21%	1.11%	1.28%	1.63%	1.86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim Large Cap Value Fund is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim Large Cap Value Fund returned -3.59%1, compared with its benchmark, the Russell 1000® Value Index, which returned 4.00%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund underperformed the index significantly over a volatile one-year period, mostly due to the Fund’s deeper value bias relative to the benchmark. The growth investing style has strongly outperformed value for the last several years, but in the last months of the period value began to gain ground.

Stock selection was also a factor behind the Fund’s showing relative to the benchmark, with sector allocation providing additional headwind to results.

Highlighting the positive side was selection in Communications Services and in Consumer Staples and an overweight in Utilities. Most beneficial in Communications Services was not owning some media companies and CenturyLink, Inc, but this was offset by an underweight in strong performer AT&T, Inc. Similarly, in Consumer Staples, the Fund benefited from Tyson Foods, Inc., and Philip Morris International, Inc., and by not owning Kraft Heinz Co. The Utilities holdings benefited from an overweight in SCANA Corp., which was taken over by Dominion Energy during the period, and by not owning troubled California utility PG&E Corp.

On the negative side performance was driven by selection in Health Care, Materials, and Consumer Discretionary. Relative performance in Health Care was driven by poor performance among the Fund’s pharmaceutical, insurance, and biotech holdings. In Consumer Discretionary, big retail holding Macy’s, Inc., detracted, as did PVH Corp., and in Materials, poor performance in Nucor Corp. and Alcoa Corp. could not be overcome by strong performance from an overweight position in Reliance Steel & Aluminum Co.

Negative influences included unfavorable stock selection in the Energy sector. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Fund holdings in Range Resources Corp. and Whiting Petroleum Corp. declined significantly in response. Overweights in large integrated oil company Chevron Corp. and transporter Kinder Morgan, Inc. were a sector bright spot.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of overweights in Utilities and Health Care.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Financials and Materials. The Fund’s largest underweights were in Communication Services and Consumer Discretionary.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Portfolio and Market Outlook

The market volatility late in the year created sudden changes to the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

The Fund has a value bias compared with the benchmark and is positioned favorably as the value investing style continues to improve. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	3.5%
Chevron Corp.	3.3%
Citigroup, Inc.	2.7%
Intel Corp.	2.7%
iShares Russell 1000 Value ETF	2.5%
Verizon Communications, Inc.	2.3%
JPMorgan Chase & Co.	2.3%
Pfizer, Inc.	2.3%
Berkshire Hathaway, Inc. — Class B	2.0%
Wells Fargo & Co.	1.9%
Top Ten Total	25.5%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(3.59%)	6.19%	9.40%
A-Class Shares with sales charge‡	(8.17%)	5.16%	8.75%
C-Class Shares	(4.28%)	5.39%	8.58%
C-Class Shares with CDSC§	(5.19%)	5.39%	8.58%
Russell 1000 Value Index	4.00%	7.79%	11.46%

	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	(3.33%)	6.44%	8.17%
Russell 1000 Value Index	4.00%	7.79%	9.44%

	1 Year	Since Inception (05/01/15)
P-Class Shares	(3.58%)	6.20%
Russell 1000 Value Index	4.00%	7.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	September 30, 2019
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 94.7%

Financial - 29.3%
Bank of America Corp.	67,490	$1,968,683
Citigroup, Inc.	22,081	1,525,355
JPMorgan Chase & Co.	10,847	1,276,583
Berkshire Hathaway, Inc. — Class B*	5,352	1,113,323
Wells Fargo & Co.	21,023	1,060,400
SunTrust Banks, Inc.	11,705	805,304
Allstate Corp.	6,658	723,591
Equity Commonwealth REIT	19,760	676,780
Zions Bancorp North America	15,175	675,591
Prudential Financial, Inc.	6,727	605,094
Voya Financial, Inc.	10,619	578,098
Principal Financial Group, Inc.	10,025	572,829
MetLife, Inc.	11,959	563,987
Hartford Financial Services Group, Inc.	9,082	550,460
Loews Corp.	10,029	516,293
Morgan Stanley	9,603	409,760
Medical Properties Trust, Inc. REIT	18,212	356,227
Regions Financial Corp.	19,250	304,535
KeyCorp	17,002	303,316
Charles Schwab Corp.	7,179	300,298
American International Group, Inc.	4,983	277,553
Old Republic International Corp.	11,695	275,651
Marsh & McLennan Companies, Inc.	2,739	274,037
Park Hotels & Resorts, Inc. REIT	8,582	214,292
Jones Lang LaSalle, Inc.	1,350	187,731
CIT Group, Inc.	4,021	182,192
Total Financial		16,297,963

Consumer, Non-cyclical - 18.6%
Pfizer, Inc.	34,985	1,257,011
Tyson Foods, Inc. — Class A	8,317	716,426
McKesson Corp.	4,953	676,877
Johnson & Johnson	5,163	667,989
HCA Healthcare, Inc.	5,191	625,100
Archer-Daniels-Midland Co.	14,526	596,583
Procter & Gamble Co.	4,497	559,337
Zimmer Biomet Holdings, Inc.	3,805	522,312
Quest Diagnostics, Inc.	4,820	515,885
Alexion Pharmaceuticals, Inc.*	5,203	509,582
Merck & Company, Inc.	5,747	483,782
Humana, Inc.	1,800	460,206
Encompass Health Corp.	6,762	427,899
Medtronic plc	3,728	404,936
Bunge Ltd.	6,688	378,674
Amgen, Inc.	1,916	370,765
Biogen, Inc.*	1,377	320,593
United Therapeutics Corp.*	3,933	313,657
Mylan N.V.*	11,569	228,835
UnitedHealth Group, Inc.	956	207,758
Ingredion, Inc.	1,421	116,153
Total Consumer, Non-cyclical		10,360,360

Energy - 8.6%
Chevron Corp.	15,590	1,848,974
ConocoPhillips	14,810	843,874
Exxon Mobil Corp.	10,984	775,580
Marathon Oil Corp.	43,193	529,978
Cabot Oil & Gas Corp. — Class A	15,866	278,766
Parsley Energy, Inc. — Class A	15,065	253,092
Whiting Petroleum Corp.*	15,179	121,887
Range Resources Corp.	29,532	112,812
Antero Resources Corp.*	14,782	44,642
Total Energy		4,809,605

Communications - 8.0%
Verizon Communications, Inc.	21,659	1,307,337
Comcast Corp. — Class A	21,839	984,502
Symantec Corp.	32,420	766,084
Cisco Systems, Inc.	12,528	619,009
Juniper Networks, Inc.	11,549	285,838
F5 Networks, Inc.*	1,914	268,764
AT&T, Inc.	6,381	241,457
Total Communications		4,472,991

Utilities - 8.0%
Exelon Corp.	21,163	1,022,384
Public Service Enterprise Group, Inc.	14,367	891,903
Edison International	7,742	583,902
Duke Energy Corp.	5,815	557,426
NiSource, Inc.	13,520	404,518
Pinnacle West Capital Corp.	4,056	393,716
AES Corp.	19,964	326,212
PPL Corp.	8,969	282,434
Total Utilities		4,462,495

Consumer, Cyclical - 7.2%
Walmart, Inc.	7,481	887,845
Southwest Airlines Co.	12,524	676,421
DR Horton, Inc.	8,326	438,864
Walgreens Boots Alliance, Inc.	7,342	406,086
Lear Corp.	3,402	401,096
PACCAR, Inc.	5,614	393,036
PVH Corp.	3,928	346,567
Carnival Corp.	6,345	277,340
Macy’s, Inc.	12,315	191,375
Total Consumer, Cyclical		4,018,630

Technology - 6.3%
Intel Corp.	29,094	1,499,214
Micron Technology, Inc.*	18,416	789,126
Apple, Inc.	2,826	632,939
Skyworks Solutions, Inc.	3,589	284,428
Amdocs Ltd.	4,135	273,365
Total Technology		3,479,072

Basic Materials - 4.9%
Nucor Corp.	11,063	563,217
Huntsman Corp.	21,747	505,835
Olin Corp.	24,034	449,917

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
LARGE CAP VALUE FUND

	Shares	Value
DuPont de Nemours, Inc.	4,778	$340,719
Reliance Steel & Aluminum Co.	2,787	277,753
Alcoa Corp.*	13,599	272,932
Freeport-McMoRan, Inc.	21,118	202,099
Dow, Inc.	2,706	128,941
Total Basic Materials		2,741,413

Industrial - 3.8%
Owens Corning	7,278	459,970
Eaton Corporation plc	5,260	437,369
FedEx Corp.	2,821	410,653
Johnson Controls International plc	6,461	283,573
Knight-Swift Transportation Holdings, Inc.	7,738	280,890
General Electric Co.	26,811	239,690
Valmont Industries, Inc.	30	4,153
Total Industrial		2,116,298

Total Common Stocks
(Cost $47,169,686)		52,758,827

EXCHANGE-TRADED FUNDS† - 2.5%
iShares Russell 1000 Value ETF	10,913	1,399,701
Total Exchange-Traded Funds
(Cost $1,417,371)		1,399,701

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[1]	1,529,002	1,529,002
Total Money Market Fund
(Cost $1,529,002)		1,529,002

Total Investments - 99.9%
(Cost $50,116,059)		$55,687,530
Other Assets & Liabilities, net - 0.1%		47,067
Total Net Assets - 100.0%		$55,734,597

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$52,758,827	$—	$—	$52,758,827
Exchange-Traded Funds	1,399,701	—	—	1,399,701
Money Market Fund	1,529,002	—	—	1,529,002
Total Assets	$55,687,530	$—	$—	$55,687,530

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $50,116,059)	$55,687,530
Prepaid expenses	37,359
Receivables:
Dividends	50,338
Fund shares sold	45,654
Interest	3,029
Total assets	55,823,910

Liabilities:
Payable for:
Professional fees	26,642
Management fees	14,034
Distribution and service fees	11,459
Printing fees	10,743
Fund shares redeemed	9,452
Transfer agent/maintenance fees	5,738
Fund accounting/administration fees	3,431
Trustees’ fees*	1,158
Miscellaneous	6,656
Total liabilities	89,313
Net assets	$55,734,597

Net assets consist of:
Paid in capital	$46,031,031
Total distributable earnings (loss)	9,703,566
Net assets	$55,734,597

A-Class:
Net assets	$53,247,989
Capital shares outstanding	1,222,336
Net asset value per share	$43.56
Maximum offering price per share (Net asset value divided by 95.25%)	$45.73

C-Class:
Net assets	$1,533,195
Capital shares outstanding	38,552
Net asset value per share	$39.77

P-Class:
Net assets	$155,170
Capital shares outstanding	3,570
Net asset value per share	$43.46

Institutional Class:
Net assets	$798,243
Capital shares outstanding	18,530
Net asset value per share	$43.08

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$1,522,319
Interest	33,565
Total investment income	1,555,884

Expenses:
Management fees	393,936
Distribution and service fees:
A-Class	136,456
C-Class	20,925
P-Class	365
Transfer agent/maintenance fees:
A-Class	35,583
C-Class	3,964
P-Class	517
Institutional Class	6,436
Registration fees	63,842
Fund accounting/administration fees	48,485
Trustees’ fees*	15,667
Custodian fees	5,508
Line of credit fees	1,391
Miscellaneous	72,966
Recoupment of previously waived fees:
A-Class	339
Total expenses	806,380
Less:
Expenses reimbursed by Adviser:
A-Class	(35,924)
C-Class	(3,972)
P-Class	(517)
Institutional Class	(6,450)
Expenses waived by Adviser	(54,900)
Earnings credits applied	(29)
Total waived/reimbursed expenses	(101,792)
Net expenses	704,588
Net investment income	851,296

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,806,953
Net realized gain	3,806,953
Net change in unrealized appreciation (depreciation) on:
Investments	(6,975,646)
Net change in unrealized appreciation (depreciation)	(6,975,646)
Net realized and unrealized loss	(3,168,693)
Net decrease in net assets resulting from operations	$(2,317,397)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$851,296	$664,410
Net realized gain on investments	3,806,953	3,673,389
Net change in unrealized appreciation (depreciation) on investments	(6,975,646)	2,449,400
Net increase (decrease) in net assets resulting from operations	(2,317,397)	6,787,199

Distributions to shareholders:
A-Class	(3,032,549)	(4,834,379)
C-Class	(126,553)	(270,772)
P-Class	(8,136)	(13,541)
Institutional Class	(281,733)	(138,868)
Total distributions to shareholders	(3,448,971)	(5,257,560)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,686,468	6,355,403
C-Class	506,809	245,690
P-Class	45,579	72,298
Institutional Class	323,966	6,251,039
Distributions reinvested
A-Class	2,987,616	4,749,467
C-Class	125,361	268,713
P-Class	8,136	13,541
Institutional Class	281,712	138,868
Cost of shares redeemed
A-Class	(7,766,149)	(16,074,401)
C-Class	(1,482,917)	(1,394,173)
P-Class	(33,283)	(99,917)
Institutional Class	(5,275,661)	(2,419,628)
Net decrease from capital share transactions	(3,592,363)	(1,893,100)
Net decrease in net assets	(9,358,731)	(363,461)

Net assets:
Beginning of year	65,093,328	65,456,789
End of year	$55,734,597	$65,093,328

Capital share activity:
Shares sold
A-Class	150,959	133,690
C-Class	13,082	5,729
P-Class	1,073	1,564
Institutional Class	7,458	137,565
Shares issued from reinvestment of distributions
A-Class	77,180	102,359
C-Class	3,526	6,287
P-Class	211	292
Institutional Class	7,373	3,028
Shares redeemed
A-Class	(178,286)	(344,514)
C-Class	(37,828)	(32,179)
P-Class	(783)	(2,155)
Institutional Class	(121,202)	(51,806)
Net decrease in shares	(77,237)	(40,140)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$48.08	$46.96	$41.78	$39.11	$43.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.48	.37	.58	.36
Net gain (loss) on investments (realized and unrealized)	(2.66)	4.46	6.80	5.23	(3.36)
Total from investment operations	(2.04)	4.94	7.17	5.81	(3.00)
Less distributions from:
Net investment income	(.36)	(.51)	(.58)	(.37)	(.35)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(2.48)	(3.82)	(1.99)	(3.14)	(1.69)
Net asset value, end of period	$43.56	$48.08	$46.96	$41.78	$39.11

Total Return[b]	(3.59%)	10.82%	17.68%	15.69%	(7.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,248	$56,369	$60,157	$55,325	$45,318
Ratios to average net assets:
Net investment income (loss)	1.42%	1.03%	0.83%	1.48%	0.85%
Total expenses[c]	1.31%	1.31%	1.30%	1.34%	1.35%
Net expenses[d,e,f]	1.15%	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	37%	24%	40%	56%	60%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$44.03	$43.29	$38.68	$36.38	$40.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.12	.03	.27	.04
Net gain (loss) on investments (realized and unrealized)	(2.40)	4.09	6.28	4.87	(3.13)
Total from investment operations	(2.14)	4.21	6.31	5.14	(3.09)
Less distributions from:
Net investment income	—	(.16)	(.29)	(.07)	(.10)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(2.12)	(3.47)	(1.70)	(2.84)	(1.44)
Net asset value, end of period	$39.77	$44.03	$43.29	$38.68	$36.38

Total Return[b]	(4.28%)	9.97%	16.74%	14.87%	(7.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,533	$2,632	$3,461	$3,075	$3,345
Ratios to average net assets:
Net investment income (loss)	0.66%	0.28%	0.08%	0.75%	0.10%
Total expenses[c]	2.18%	2.10%	2.09%	2.18%	2.16%
Net expenses[d,e,f]	1.90%	1.90%	1.92%	1.92%	1.91%
Portfolio turnover rate	37%	24%	40%	56%	60%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$48.00	$46.91	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.49	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	(2.64)	4.44	6.78	4.44	(4.73)
Total from investment operations	(2.03)	4.93	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.39)	(.53)	(.57)	(.46)	—
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	—
Total distributions	(2.51)	(3.84)	(1.98)	(3.23)	—
Net asset value, end of period	$43.46	$48.00	$46.91	$41.74	$39.13

Total Return	(3.58%)	10.80%	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155	$147	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	1.41%	1.03%	0.83%	3.61%	1.21%
Total expenses[c]	1.60%	1.59%	1.69%	1.41%	3.29%
Net expenses[d,e,f]	1.15%	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	37%	24%	40%	56%	60%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$47.60	$46.56	$41.84	$39.17	$43.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.64	.51	.83	.47
Net gain (loss) on investments (realized and unrealized)	(2.63)	4.35	6.72	5.10	(3.37)
Total from investment operations	(1.92)	4.99	7.23	5.93	(2.90)
Less distributions from:
Net investment income	(.48)	(.64)	(1.10)	(.49)	(.46)
Net realized gains	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(2.60)	(3.95)	(2.51)	(3.26)	(1.80)
Net asset value, end of period	$43.08	$47.60	$46.56	$41.84	$39.17

Total Return	(3.33%)	11.04%	17.96%	15.98%	(6.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$798	$5,946	$1,681	$40	$2,544
Ratios to average net assets:
Net investment income (loss)	1.65%	1.39%	1.13%	2.13%	1.09%
Total expenses[c]	1.14%	1.00%	1.07%	1.04%	0.98%
Net expenses[d,e,f]	0.90%	0.90%	0.92%	0.92%	0.91%
Portfolio turnover rate	37%	24%	40%	56%	60%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	—	—	0.00%*
Institutional Class	—	—	0.02%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	1.15%
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager; and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim Market Neutral Real Estate Fund returned 8.12%1, compared with the 2.39% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund seeks to generate high risk-adjusted absolute returns with minimal market exposure and minimal correlation with other major asset classes. The Fund primarily utilizes a pair-trading strategy to exploit relative value opportunities among publicly traded real estate equities. The portfolio will typically maintain long exposure of 90-100% of net assets and short exposure of 90-100% of net assets under normal conditions, with minimal net market exposure.

The strategy utilizes a relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

After being range-bound for several years, REITs enjoyed a strong rally during 2019 and broke out to new all-time highs. In addition, REITs performed exceptionally well on a relative basis. In early 2018, we formed the view that REITs were poised to outperform the broad market based on a multi-year period of underperformance compared to the S&P 500 and the potential reversal in earnings growth trends (REITs accelerating and S&P 500 decelerating). That view played out as expected with the FTSE NAREIT Equity REITs Index delivering a total return of 18.42% compared to a 4.25% return for the S&P 500 Index. In fact, the REIT sector was the second-best performing sector within the S&P 500. Several trends that supported the strong REIT returns include the Federal Reserve’s “dovish pivot” in early 2019, the collapse in investment grade bond yields due to tightening credit spreads and lower Treasury yields and the improving outlook for REIT fundamentals and earnings growth. Broadly speaking, the global economy slowed considerably over the course of the year and investors sought havens as recession risk concerns grew. REITs have historically acted as a defensive sector and were a clear beneficiary of this trend.

The best-performing REIT sectors during the fiscal year were manufactured housing (+46%), net lease (+35%) and healthcare (+33%). Manufactured housing continues to benefit from steady demand, with little new supply on the horizon. The sector continues to post some of the strongest organic cash flow growth rates within the REIT sector. The net lease and healthcare sectors benefitted particularly well from the sharp decline in interest rates and the macro flight to quality. Both are considered to be defensive sectors and both derive a significant portion of earnings growth from positive spread investing (acquiring properties at yield above a REIT’s average cost of capital). The worst-performing sectors were regional malls (-13%), hotels (-12%), and timber REITs (-9%). Regional malls continue to suffer from elevated retail store closures as the industry rationalizes its space needs and finds the appropriate balance between online vs. brick-and-mortar distribution channels. Hotels suffered directly from the slowing macroeconomic backdrop. Similarly, timber REITs suffered from the broader economic slowdown and depressed lumber prices.

In the private market, CRE fundamentals remain healthy with a balanced demand and supply picture. Market rent growth and occupancy gains have moderated from cyclical peak levels but continue to support respectable property level cash flow growth in the 3% range. To be sure, certain pockets of the CRE market face challenges such as the elevated pace of store closures affecting retail landlords and the impact of new construction deliveries impacting senior housing and self-storage landlords. On balance, however, CRE fundamentals have remained steady against a backdrop of slow global economic growth.

Capital market conditions remain particularly robust and have improved over the past year as interest rates and credit spreads fell substantially. Current conditions provide strong support for CRE and REIT valuations. Indeed, after a period of flat to rising CRE cap rates in certain cases, there is early indication of a renewed downward trend in market cap rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Performance Review

The Fund outperformed its benchmark for the fiscal year ended September 30, 2019. Since inception (February 26, 2016), the Fund has outperformed the benchmark index, with an average annual return of 3.90% compared with 1.34% for the benchmark.

The Fund generated broad-based positive attribution across most subsectors. Strong stock selection along with favorable sector allocation biases supported returns. The leading contributors were long positions in residential, wireless tower, and healthcare REITs. The Fund also posted a strong gain on a short position in the mall sector. Poor stock selection within the net lease and data center sectors were the primary negative performance contributors.

The Fund utilizes total return swaps for hedging purposes by gaining short exposure to individual equity REIT securities. Derivative exposure performed as expected.

Strategy

The Fund maintained approximately 93% long exposure and 92% short exposure resulting in minimal exposure to equity REITs or the broad market during the year. Current exposure levels are typical, as the Fund seeks to redeploy capital into newly identified relative value opportunities. This was up from the end of the last period, when the Fund was involved in profit-taking on certain paired trades and de-risking given market volatility. Portfolio construction remains defensively positioned against moderating CRE fundamentals. Key sector overweights at period end include residential, wireless tower, net lease and healthcare REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are lodging, real estate services, and retail REITs.

Outlook

Reflecting upon our views heading into 2019, we were positioned defensively against the potential for slower economic growth,and the potential for a significant market correction. Quarterly GDP growth did in fact slow from a high of 3.2% in June 2018 to 2.0% in September 2019. As one would expect, the S&P 500 Index experienced a sharp 20% correction at the end of 2018 as growth decelerated. However, we did not anticipate the sustained rally in risk assets over the course of the year. Against the backdrop of deteriorating economic and earnings growth, the S&P 500 and FNRE Indices both reached new all-time-highs in late 2019. As we look forward to the coming year, it strikes us that the strong gains for the S&P 500 were primarily driven by hope and optimism rather than fundamentals. Objectively speaking, most, if not all the gains for the S&P 500 was driven by multiple expansion rather than earnings growth, which approached flat to negative by late 2019.

Our macro research team highlights the steady increase in recession risk heading into 2020. Absolute valuation levels remain stretched by historical standards. There also remains considerable macro risk on the horizon whether it be a Fed policy mistake, a lingering trade war with China, or a negative surprise stemming from the upcoming presidential election.

Against this backdrop, the Fund remains defensively positioned in terms of market exposure. Positioning within the underlying long-only and long/short sleeves remains defensive as well in terms of sector weightings and factor exposures, though the size of various exposure tilts have been reduced. While our defensive posture served us well over the past year, much of the “bad news” has been reported and is arguably incorporated into market expectations.

We believe REITs are particularly well positioned in the current environment of slowing growth, rising recession risk and historically low interest rates. REITs have historically acted as a haven within the broader market during downturns, while offering above average income and inflation protection. Further, our unique risk-managed framework and defensive positioning has the potential to provide additional protection should macroeconomic conditions continue to deteriorate over the coming year.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
InterXion Holding N.V.	4.5%
Invitation Homes, Inc.	4.4%
Safehold, Inc.	4.2%
Sun Communities, Inc.	4.2%
American Tower Corp. — Class A	4.0%
HCP, Inc.	4.0%
Omega Healthcare Investors, Inc.	4.0%
Ventas, Inc.	4.0%
Equinix, Inc.	4.0%
Equity LifeStyle Properties, Inc.	3.9%
Top Ten Total	41.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	Since Inception (02/26/16)
A-Class Shares	8.12%	3.90%
A-Class Shares with sales charge‡	3.00%	2.50%
C-Class Shares	7.15%	3.10%
C-Class Shares with CDSC§	6.15%	3.10%
P-Class Shares	7.80%	3.79%
Institutional Class Shares	8.19%	4.10%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	1.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculate using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 88.5%

REITs - 79.8%
REITs-Diversified - 15.7%
American Tower Corp. — Class A	1,590	$351,597
Equinix, Inc.[1]	597	344,350
Crown Castle International Corp.[1]	2,470	343,355
GEO Group, Inc.	9,484	164,453
Four Corners Property Trust, Inc.	3,043	86,056
iStar, Inc.	6,159	80,375
Total REITs-Diversified		1,370,186

REITs-Health Care - 14.2%
HCP, Inc.[1]	9,854	351,098
Omega Healthcare Investors, Inc.[1]	8,284	346,188
Ventas, Inc.[1]	4,732	345,578
CareTrust REIT, Inc.	8,209	192,953
Total REITs-Health Care		1,235,817

REITs-Apartments - 11.2%
Invitation Homes, Inc.	13,013	385,315
Equity Residential[1]	3,771	325,286
American Homes 4 Rent — Class A	10,379	268,712
Total REITs-Apartments		979,313

REITs-Office Property - 10.9%
Cousins Properties, Inc.	6,834	256,890
Highwoods Properties, Inc.	4,953	222,588
Equity Commonwealth	5,063	173,408
Hudson Pacific Properties, Inc.	4,626	154,786
JBG SMITH Properties[1]	3,305	129,589
Total REITs-Office Property		937,261

REITs-Manufactured Homes - 8.1%
Sun Communities, Inc.[1]	2,456	364,593
Equity LifeStyle Properties, Inc.[1]	2,571	343,486
Total REITs-Manufactured Homes		708,079

REITs-Single Tenant - 6.8%
Spirit Realty Capital, Inc.	6,818	326,309
National Retail Properties, Inc.	4,696	264,854
Total REITs-Single Tenant		591,163

REITs-Warehouse/Industries - 6.0%
Americold Realty Trust[1]	7,064	261,862
Terreno Realty Corp.[1]	2,581	131,863
Rexford Industrial Realty, Inc.[1]	2,981	131,224
Total REITs-Warehouse/Industries		524,949

REITs-Storage - 2.6%
Extra Space Storage, Inc.	1,964	229,434

REITs-Hotels - 2.3%
Pebblebrook Hotel Trust	7,315	203,503

REITs-Shopping Centers - 2.0%
Federal Realty Investment Trust	1,262	171,809
Total REITs		6,951,514

Software - 4.5%
Computer Software - 4.5%
InterXion Holding N.V.*	4,802	391,171

Real Estate - 4.2%
Real Estate Management/Services - 4.2%
Safehold, Inc.	12,134	370,087

Total Common Stocks
(Cost $6,722,985)		7,712,772

MONEY MARKET FUND† - 16.7%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.79%[2]	1,454,656	1,454,656
Total Money Market Fund
(Cost $1,454,656)		1,454,656

Total Investments - 105.2%
(Cost $8,177,641)		$9,167,428
Other Assets & Liabilities, net - (5.2)%		(454,953)
Total Net Assets - 100.0%		$8,712,475

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Depreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(1.44)% (Federal Funds Rate - 0.41%)	At Maturity	07/22/24	$3,839,842	$(167,386)
Goldman Sachs International	GS Equity Custom Basket	(1.50)% (Federal Funds Rate - 0.38%)	At Maturity	05/06/24	3,839,842	(102,747)
					$7,679,684	$(270,133)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	7,966	(3.09)%	$7,722
Tanger Factory Outlet Centers, Inc.	5,147	(2.07)%	2,984
Cushman & Wakefield plc	4,637	(2.24)%	742
Public Storage	355	(2.27)%	424
American Finance Trust, Inc.	6,283	(2.28)%	(986)
CBRE Group, Inc. — Class A	1,622	(2.24)%	(1,102)
Washington Real Estate Investment Trust	3,806	(2.71)%	(1,104)
Vornado Realty Trust	1,843	(3.06)%	(1,253)
SL Green Realty Corp.	1,071	(2.28)%	(1,499)
Xenia Hotels & Resorts, Inc.	6,604	(3.63)%	(2,443)
Marcus & Millichap, Inc.	2,305	(2.13)%	(3,390)
Easterly Government Properties, Inc.	4,231	(2.35)%	(4,126)
Service Properties Trust	3,824	(2.57)%	(4,168)
Apollo Commercial Real Estate Finance, Inc.	7,121	(3.56)%	(4,420)
Monmouth Real Estate Investment Corp.	5,929	(2.23)%	(4,823)
Healthcare Realty Trust, Inc.	3,557	(3.10)%	(5,722)
Brandywine Realty Trust	8,285	(3.27)%	(6,877)
Physicians Realty Trust	8,040	(3.72)%	(7,036)
Piedmont Office Realty Trust, Inc. — Class A	7,645	(4.16)%	(7,186)
NexPoint Residential Trust, Inc.	1,597	(1.94)%	(9,374)
Washington Prime Group, Inc.	12,776	(1.38)%	(9,965)
Digital Realty Trust, Inc.	1,042	(3.52)%	(10,254)
Kimco Realty Corp.	4,381	(2.38)%	(11,916)
VEREIT, Inc.	14,411	(3.67)%	(13,069)
Independence Realty Trust, Inc.	5,260	(1.96)%	(13,097)
Total Financial			(111,938)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,720	(3.30)%	1,081
Marriott International, Inc. — Class A	892	(2.89)%	(2,065)
Total Consumer, Cyclical			(984)

Exchange Traded Funds
iShares U.S. Home Construction ETF	1,014	(1.14)%	(4,137)
iShares U.S. Real Estate ETF	3,429	(8.35)%	(19,820)
Vanguard Real Estate ETF	6,800	(16.51)%	$(30,507)
Total Exchange Traded Funds			(54,464)
Total MS Equity Short Custom Basket			$(167,386)

GS EQUITY SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	7,966	(3.09)%	13,170
SL Green Realty Corp.	1,071	(2.28)%	6,590
Vornado Realty Trust	1,843	(3.06)%	5,591
Tanger Factory Outlet Centers, Inc.	5,147	(2.07)%	3,971
Brandywine Realty Trust	8,285	(3.27)%	1,606
Physicians Realty Trust	8,040	(3.72)%	1,174
Washington Prime Group, Inc.	12,776	(1.38)%	482
Public Storage	355	(2.27)%	417
Xenia Hotels & Resorts, Inc.	6,604	(3.63)%	249
Washington Real Estate Investment Trust	3,806	(2.71)%	207
American Finance Trust, Inc.	6,283	(2.28)%	(887)
Piedmont Office Realty Trust, Inc. — Class A	7,645	(4.16)%	(2,504)
Cushman & Wakefield plc	4,637	(2.24)%	(2,824)
Marcus & Millichap, Inc.	2,305	(2.13)%	(3,321)
Apollo Commercial Real Estate Finance, Inc.	7,121	(3.56)%	(3,820)
Healthcare Realty Trust, Inc.	3,557	(3.10)%	(3,947)
Easterly Government Properties, Inc.	4,231	(2.35)%	(4,027)
CBRE Group, Inc. — Class A	1,622	(2.24)%	(4,428)
Service Properties Trust	3,824	(2.57)%	(4,512)
Monmouth Real Estate Investment Corp.	5,929	(2.23)%	(4,676)
Digital Realty Trust, Inc.	1,042	(3.52)%	(8,856)
VEREIT, Inc.	14,411	(3.67)%	(9,990)
NexPoint Residential Trust, Inc.	1,597	(1.94)%	(10,412)
Kimco Realty Corp.	4,381	(2.38)%	(11,073)
Independence Realty Trust, Inc.	5,260	(1.96)%	(14,675)
Total Financial			(56,495)

Exchange Traded Funds
iShares U.S. Home Construction ETF	1,014	(1.14)%	(4,180)
iShares U.S. Real Estate ETF	3,429	(8.35)%	(15,128)
Vanguard Real Estate ETF	6,800	(16.51)%	(25,989)
Total Exchange Traded Funds			(45,297)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Hyatt Hotels Corp. — Class A	1,720	(3.30)%	$1,091
Marriott International, Inc. — Class A	892	(2.89)%	(2,046)
Total Consumer, Cyclical			(955)
Total GS Equity Short Custom Basket			$(102,747)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2019.
[2]	Rate indicated is the 7-day yield as of September 30, 2019.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,712,772	$—	$—	$7,712,772
Money Market Fund	1,454,656	—	—	1,454,656
Total Assets	$9,167,428	$—	$—	$9,167,428

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$270,133	$—	$270,133

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $8,177,641)	$9,167,428
Prepaid expenses	31,637
Receivables:
Dividends	23,870
Investment Adviser	13,393
Interest	1,382
Total assets	9,237,710

Liabilities:
Unrealized depreciation on OTC swap agreements	270,133
Payable for:
Swap settlement	207,384
Professional fees	32,676
Transfer agent/maintenance fees	4,447
Trustees’ fees*	1,129
Distribution and service fees	697
Miscellaneous	8,769
Total liabilities	525,235
Net assets	$8,712,475

Net assets consist of:
Paid in capital	$7,854,240
Total distributable earnings (loss)	858,235
Net assets	$8,712,475

A-Class:
Net assets	$2,766,154
Capital shares outstanding	102,645
Net asset value per share	$26.95
Maximum offering price per share (Net asset value divided by 95.25%)	$28.29

C-Class:
Net assets	$135,035
Capital shares outstanding	5,179
Net asset value per share	$26.07

P-Class:
Net assets	$331,973
Capital shares outstanding	12,721
Net asset value per share	$26.10

Institutional Class:
Net assets	$5,479,313
Capital shares outstanding	204,892
Net asset value per share	$26.74

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$180,741
Interest	34,025
Total investment income	214,766

Expenses:
Management fees	91,833
Distribution and service fees:
A-Class	6,548
C-Class	1,345
P-Class	714
Transfer agent/maintenance fees:
A-Class	12,339
C-Class	526
P-Class	1,396
Institutional Class	14,906
Registration fees	60,940
Professional fees	50,526
Fund accounting/administration fees	24,999
Trustees’ fees*	15,469
Custodian fees	6,601
Line of credit fees	199
Miscellaneous	21,843
Recoupment of previously waived fees:
A-Class	1
C-Class	25
P-Class	38
Institutional Class	1,486
Total expenses	311,734
Less:
Expenses reimbursed by Adviser:
A-Class	(33,649)
C-Class	(1,593)
P-Class	(3,793)
Institutional Class	(57,675)
Expenses waived by Adviser	(90,173)
Earnings credits applied	(27)
Total waived/reimbursed expenses	(186,910)
Net expenses	124,824
Net investment income	89,942

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	437,840
Swap agreements	(350,683)
Net realized gain	87,157
Net change in unrealized appreciation (depreciation) on:
Investments	822,047
Swap agreements	(354,351)
Net change in unrealized appreciation (depreciation)	467,696
Net realized and unrealized gain	554,853
Net increase in net assets resulting from operations	$644,795

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$89,942	$86,678
Net realized gain on investments	87,157	56,932
Net change in unrealized appreciation (depreciation) on investments	467,696	(120,277)
Net increase in net assets resulting from operations	644,795	23,333

Distributions to shareholders:
A-Class	(23,934)	(5,777)
C-Class	(1,887)	(5,619)
P-Class	(8,952)	(17,831)
Institutional Class	(123,892)	(264,679)
Total distributions to shareholders	(158,665)	(293,906)

Capital share transactions:
Proceeds from sale of shares
A-Class	444,400	2,387,527
C-Class	7,500	31,922
P-Class	93,822	420,704
Institutional Class	7,504	120,194
Distributions reinvested
A-Class	23,478	5,777
C-Class	1,887	5,619
P-Class	8,952	17,831
Institutional Class	123,892	264,679
Cost of shares redeemed
A-Class	(359,944)	(40,735)
C-Class	(16,459)	(38,217)
P-Class	(268,362)	(238,079)
Institutional Class	(27,812)	(49,845)
Net increase from capital share transactions	38,858	2,887,377
Net increase in net assets	524,988	2,616,804

Net assets:
Beginning of year	8,187,487	5,570,683
End of year	$8,712,475	$8,187,487

Capital share activity:
Shares sold
A-Class	17,134	95,960
C-Class	292	1,230
P-Class	3,568	15,930
Institutional Class	289	4,477
Shares issued from reinvestment of distributions
A-Class	922	225
C-Class	76	221
P-Class	363	693
Institutional Class	4,912	10,239
Shares redeemed
A-Class	(14,079)	(1,629)
C-Class	(640)	(1,459)
P-Class	(10,616)	(9,466)
Institutional Class	(1,078)	(1,947)
Net increase in shares	1,143	114,474

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.16	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	1.78	(.41)	1.94	(.79)
Total from investment operations	2.03	.09	2.02	(.55)
Less distributions from:
Net investment income	(.01)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.24)	(1.40)	—	—
Net asset value, end of period	$26.95	$25.16	$26.47	$24.45

Total Return[c]	8.12%	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,766	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	0.96%	2.00%	0.31%	1.66%
Total expenses	3.99%	5.01%	4.88%	3.74%
Net expenses[d,e,f]	1.62%	1.65%	1.65%	1.64%
Portfolio turnover rate	180%	216%	145%	135%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$24.67	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	1.70	(.21)	1.92	(.77)
Total from investment operations	1.75	(.09)	1.81	(.65)
Less distributions from:
Net investment income	(.12)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.35)	(1.40)	—	—
Net asset value, end of period	$26.07	$24.67	$26.16	$24.35

Total Return[c]	7.15%	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	0.18%	0.47%	(0.52%)	0.93%
Total expenses	4.66%	5.72%	5.70%	4.47%
Net expenses[d,e,f]	2.40%	2.38%	2.40%	2.38%
Portfolio turnover rate	180%	216%	145%	135%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.14	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	1.71	(.27)	1.87	(.81)
Total from investment operations	1.91	.06	2.03	(.55)
Less distributions from:
Net investment income	(.72)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.95)	(1.40)	—	—
Net asset value, end of period	$26.10	$25.14	$26.48	$24.45

Total Return	7.80%	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$332	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	0.77%	1.26%	0.52%	1.64%
Total expenses	4.05%	4.93%	5.18%	3.65%
Net expenses[d,e,f]	1.65%	1.65%	1.65%	1.66%
Portfolio turnover rate	180%	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.32	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	1.73	(.21)	1.94	(.79)
Total from investment operations	2.04	.15	2.08	(.51)
Less distributions from:
Net investment income	(.39)	—	—	—
Net realized gains	(.23)	(1.40)	—	—
Total distributions	(.62)	(1.40)	—	—
Net asset value, end of period	$26.74	$25.32	$26.57	$24.49

Total Return	8.19%	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,479	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.18%	1.39%	0.55%	1.92%
Total expenses	3.57%	4.59%	4.52%	3.41%
Net expenses[d,e,f]	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	180%	216%	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	0.22%
C-Class	0.02%	—	0.22%
P-Class	0.01%	—	0.16%
Institutional Class	0.03%	—	0.18%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.62%	1.65%	1.63%	1.63%
C-Class	2.40%	2.37%	2.37%	2.37%
P-Class	1.65%	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.40%	1.38%	1.38%

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager; and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, the Guggenheim Risk Managed Real Estate Fund returned 21.12%1, compared with the 18.42% return of its benchmark, the FTSE NAREIT Equity REITs Index (“REIT Index”).

Investment Approach

Our investment framework follows a differentiated approach to REIT investing that seeks to both outperform the REIT index and to actively mitigate volatility and drawdown risk. To accomplish this, the strategy combines a traditional long-only REIT strategy, a market-neutral long/short REIT strategy, and a framework for actively modulating the Fund’s overall market exposure. The Fund will typically maintain an average market exposure, or beta to the REIT Index, of approximately 0.90 by targeting an average long-only sleeve allocation of 90% and long/short sleeve allocation of 40%. The targeted sleeve weights are adjusted monthly to effectively modulate the Fund’s overall market exposure as warranted by market conditions.

The underlying long-only and long/short sleeves are managed independently within the Fund using a fundamental, relative value framework that is specialized for the real estate sector. Top-down views on private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities are evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

After being range-bound for several years, REITs enjoyed a strong rally during 2019 and broke out to new all-time highs. In addition, REITs performed exceptionally well on a relative basis. In early 2018, we formed the view that REITs were poised to outperform the broad market based on a multi-year period of underperformance compared to the S&P 500 and the potential reversal in earnings growth trends (REITs accelerating and S&P 500 decelerating). That view played out as expected with the REIT Index delivering a total return of 18.42% compared to a 4.25% return for the S&P 500 Index. In fact, the REIT sector was the second-best performing sector within the S&P 500. Several trends that supported the strong REIT returns include the Federal Reserve’s “dovish pivot” in early 2019, the collapse in investment grade bond yields due to tightening credit spreads and lower Treasury yields and the improving outlook for REIT fundamentals and earnings growth. Broadly speaking, the global economy slowed considerably over the course of the year and investors sought havens as recession risk concerns grew. REITs have historically acted as a defensive sector and were a clear beneficiary of this trend.

The best-performing REIT sectors during the fiscal year were manufactured housing (+46%), net lease (+35%) and healthcare (+33%). Manufactured housing continues to benefit from steady demand, with little new supply on the horizon. The sector continues to post some of the strongest organic cash flow growth rates within the REIT sector. The net lease and healthcare sectors benefitted particularly well from the sharp decline in interest rates and the macro flight to quality. Both are considered to be defensive sectors and both derive a significant portion of earnings growth from positive spread investing (acquiring properties at yield above a REIT’s average cost of capital). The worst-performing sectors were regional malls (-13%), hotels (-12%), and timber REITs (-9%). Regional malls continue to suffer from elevated retail store closures as the industry rationalizes its space needs and finds the appropriate balance between online vs. brick-and-mortar distribution channels. Hotels suffered directly from the slowing macroeconomic backdrop. Similarly, timber REITs suffered from the broader economic slowdown and depressed lumber prices.

In the private market, CRE fundamentals remain healthy with a balanced demand and supply picture. Market rent growth and occupancy gains have moderated from cyclical peak levels but continue to support respectable property level cash flow growth in the 3% range. To be sure, certain pockets of the CRE market face challenges such as the elevated pace of store closures affecting retail landlords and the impact of new construction deliveries impacting senior housing and self-storage landlords. On balance, however, CRE fundamentals have remained steady against a backdrop of slow global economic growth.

Capital market conditions remain particularly robust and have improved over the past year as interest rates and credit spreads fell substantially. Current conditions provide strong support for CRE and REIT valuations. Indeed, after a period of flat to rising CRE cap rates in certain cases, there is early indication of a renewed downward trend in market cap rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Performance Review

The Fund outperformed its benchmark by 2.70% for the fiscal year ended September 30, 2019. Inception-to-date, the Fund has outperformed the benchmark index by 1.66% annually, net of fees, with an annualized gain of 11.79% compared to 10.13% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 13% reduction in annualized daily volatility during the fiscal year.

The Fund’s outperformance was primarily driven by strong alpha generation within the long-only and long/short sleeves, offset by the Fund’s below average market exposure. The Fund maintained an average long-only sleeve weight of 84% and a long/short sleeve weight of 44% during the fiscal year. The less-than-full market exposure level resulted in a -2.95% drag on relative performance given the benchmark’s 18.42% gain. The long-only sleeve outperformed the benchmark index by 4.63%, contributing 3.95% to relative performance. Finally, the long/short sleeve generated positive returns that contributed 3.24% to relative performance.

The Fund utilizes total return swaps to gain exposure to individual equity REIT securities and to obtain leverage. Of the 44% total average long/short allocation for the year, roughly 14% was made using cash positions and 30% was made using total return swaps. Derivative exposure performed as expected.

Strategy

The Fund finished the year with a market exposure level of 82% range, which is a slightly defensive level for the strategy. Portfolio construction at the underlying sleeve level for the long-only and long/short strategies remains defensively positioned against moderating macroeconomic trends though we have a more neutral view on REIT fundamentals. Key sector overweights at period-end include niche residential sectors (manufactured housing and single-family-rental), healthcare and net lease REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a continued downshift in economic growth. Key sector underweights are lodging, office, and regional malls REITs. The sector underweights largely reflect unattractive relative valuations for lodging and office REITs and elevated store closure risk for regional malls.

Outlook

Reflecting upon our views heading into 2019, we were positioned defensively against the potential for slower economic growth and the potential for a significant market correction. Quarterly GDP growth did in fact slow from a high of 3.2% in June 2018 to 2.0% in September 2019. As one would expect, the S&P 500 Index experienced a sharp 20% correction at the end of 2018 as growth decelerated. However, we did not anticipate the sustained rally in risk assets over the course of the year. Against the backdrop of deteriorating economic and earnings growth, the S&P 500 and FNRE Indices both reached new all-time-highs in late 2019. As we look forward to the coming year, it strikes us that the strong gains for the S&P 500 were primarily driven by hope and optimism rather than fundamentals. Objectively speaking, most, if not all the gains for the S&P 500 was driven by multiple expansion rather than earnings growth, which approached flat to negative by late 2019.

Our macro research team highlights the steady increase in recession risk heading into 2020. Absolute valuation levels remain stretched by historical standards. There also remains considerable macro risk on the horizon whether it be a Fed policy mistake, a lingering trade war with China, or a negative surprise stemming from the upcoming presidential election.

Against this backdrop, the Fund remains defensively positioned in terms of market exposure. Positioning within the underlying long-only and long/short sleeves remains defensive as well in terms of sector weightings and factor exposures, though the size of various exposure tilts have been reduced. While our defensive posture served us well over the past year, much of the “bad news” has been reported and is arguably incorporated into market expectations.

We believe REITs are particularly well positioned in the current environment of slowing growth, rising recession risk and historically low interest rates. REITs have historically acted as a haven within the broader market during downturns, while offering above average income and inflation protection. Further, our unique risk-managed framework and defensive positioning has the potential to provide additional protection should macroeconomic conditions continue to deteriorate over the coming year.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Equinix, Inc.	5.7%
Prologis, Inc.	4.5%
Welltower, Inc.	4.3%
Ventas, Inc.	4.2%
Equity Residential	3.9%
Public Storage	3.7%
HCP, Inc.	3.4%
Sun Communities, Inc.	3.3%
Omega Healthcare Investors, Inc.	2.9%
Equity LifeStyle Properties, Inc.	2.8%
Top Ten Total	38.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	21.12%	11.26%	11.79%
A-Class Shares with sales charge‡	15.38%	10.18%	10.80%
C-Class Shares	20.23%	10.44%	10.94%
C-Class Shares with CDSC§	19.23%	10.44%	10.94%
Institutional Class Shares	21.46%	11.60%	12.11%
FTSE NAREIT EQUITY REITs Total Return Index	18.42%	10.26%	10.13%

	1 Year	Since Inception (05/01/15)
P-Class Shares	21.12%	9.29%
FTSE NAREIT EQUITY REITs Total Return Index	18.42%	8.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 95.9%

REITs - 92.6%
REITs-Health Care - 15.6%
Welltower, Inc.	120,981	$10,966,928
Ventas, Inc.	144,905	10,582,412
HCP, Inc.	241,769	8,614,230
Omega Healthcare Investors, Inc.	174,307	7,284,290
CareTrust REIT, Inc.	86,314	2,028,811
Total REITs-Health Care		39,476,671

REITs-Apartments - 15.4%
Equity Residential	112,781	9,728,489
AvalonBay Communities, Inc.[2]	32,260	6,946,546
Invitation Homes, Inc.[1]	203,876	6,036,768
American Homes 4 Rent — Class A1	187,846	4,863,333
Essex Property Trust, Inc.[1,2]	14,466	4,725,319
UDR, Inc.	39,191	1,899,980
Mid-America Apartment Communities, Inc.	14,383	1,869,934
Apartment Investment & Management Co. — Class A1	34,453	1,796,379
Camden Property Trust	8,873	984,992
Total REITs-Apartments		38,851,740

REITs-Diversified - 15.4%
Equinix, Inc.[2]	24,764	14,283,875
American Tower Corp. — Class A	20,823	4,604,590
Crown Castle International Corp.[1,2]	29,837	4,147,641
WP Carey, Inc.	34,771	3,112,005
Digital Realty Trust, Inc.[1]	22,271	2,890,999
Four Corners Property Trust, Inc.	102,073	2,886,624
VICI Properties, Inc.	94,014	2,129,417
CoreSite Realty Corp.	11,566	1,409,317
iStar, Inc.	101,615	1,326,076
EPR Properties	14,885	1,144,061
GEO Group, Inc.	50,008	867,139
Total REITs-Diversified		38,801,744

REITs-Warehouse/Industries - 10.1%
Prologis, Inc.	133,422	11,370,223
Rexford Industrial Realty, Inc.	97,450	4,289,749
Terreno Realty Corp.[1]	78,278	3,999,223
EastGroup Properties, Inc.[1]	24,610	3,076,742
Americold Realty Trust	78,202	2,898,948
Total REITs-Warehouse/Industries		25,634,885

REITs-Office Property - 8.4%
Alexandria Real Estate Equities, Inc.[1]	29,581	4,556,657
Boston Properties, Inc.[2]	24,039	3,116,897
Highwoods Properties, Inc.	67,235	3,021,541
Hudson Pacific Properties, Inc.	83,013	2,777,615
JBG SMITH Properties[1]	68,887	2,701,059
Cousins Properties, Inc.	55,803	2,097,635
Kilroy Realty Corp.	14,424	1,123,485
Douglas Emmett, Inc.	21,193	907,696
Equity Commonwealth	26,122	894,679
Total REITs-Office Property		21,197,264

REITs-Single Tenant - 8.1%
Realty Income Corp.	88,681	6,800,059
National Retail Properties, Inc.	95,205	5,369,562
Spirit Realty Capital, Inc.	94,886	4,541,244
STORE Capital Corp.[1]	98,771	3,695,023
Total REITs-Single Tenant		20,405,888

REITs-Storage - 7.2%
Public Storage	38,309	9,396,048
Extra Space Storage, Inc.[1]	52,077	6,083,635
Iron Mountain, Inc.[1]	54,796	1,774,842
CubeSmart	25,166	878,293
Total REITs-Storage		18,132,818

REITs-Manufactured Homes - 6.1%
Sun Communities, Inc.	55,526	8,242,835
Equity LifeStyle Properties, Inc.[1,2]	53,612	7,162,563
Total REITs-Manufactured Homes		15,405,398

REITs-Regional Malls - 2.8%
Simon Property Group, Inc.	45,593	7,096,550

REITs-Shopping Centers - 2.5%
Federal Realty Investment Trust[1]	25,900	3,526,026
Regency Centers Corp.[1]	41,195	2,862,641
Total REITs-Shopping Centers		6,388,667

REITs-Hotels - 1.0%
Pebblebrook Hotel Trust	64,893	1,805,323
Sunstone Hotel Investors, Inc.	46,649	640,957
Total REITs-Hotels		2,446,280
Total REITs		233,837,905

Real Estate - 1.7%
Real Estate Management/Services - 1.7%
Safehold, Inc.	143,065	4,363,482

Software - 1.6%
Computer Software - 1.6%
InterXion Holding N.V.*	51,023	4,156,333

Total Common Stocks
(Cost $204,875,344)		242,357,720

MONEY MARKET FUND† - 5.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	14,368,540	14,368,540
Total Money Market Fund
(Cost $14,368,540)		14,368,540

Total Investments - 101.6%
(Cost $219,243,884)		$256,726,260

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (11.7)%

Lodging - (1.0)%
Hotels & Motels - (1.0)%
Marriott International, Inc. — Class A	9,469	$(1,177,659)
Hyatt Hotels Corp. — Class A	17,817	(1,312,578)
Total Hotels & Motels		(2,490,237)
Total Lodging		(2,490,237)

Real Estate - (1.0)%
Real Estate Management/Services - (1.0)%
Marcus & Millichap, Inc.*	24,138	(856,658)
Cushman & Wakefield plc*	49,287	(913,288)
CBRE Group, Inc. — Class A*	17,233	(913,521)
Total Real Estate Management/Services		(2,683,467)
Total Real Estate		(2,683,467)

REITs - (9.7)%
REITs-Warehouse/Industries - (0.3)%
Monmouth Real Estate Investment Corp.	61,163	(881,359)

REITs-Storage - (0.4)%
Public Storage	3,662	(898,179)

REITs-Shopping Centers - (0.4)%
Kimco Realty Corp.	45,489	(949,810)

REITs-Regional Malls - (0.5)%
Washington Prime Group, Inc.	126,265	(522,737)
Tanger Factory Outlet Centers, Inc.	54,220	(839,326)
Total REITs-Regional Malls		(1,362,063)

REITs-Mortgage - (0.6)%
Apollo Commercial Real Estate Finance, Inc.	74,966	(1,437,098)

REITs-Apartments - (0.6)%
NexPoint Residential Trust, Inc.	16,975	(793,751)
Independence Realty Trust, Inc.	55,909	(800,058)
Total REITs-Apartments		(1,593,809)

REITs-Health Care - (1.1)%
Healthcare Realty Trust, Inc.	36,928	(1,237,088)
Physicians Realty Trust	84,096	(1,492,704)
Total REITs-Health Care		(2,729,792)

REITs-Hotels - (1.5)%
Service Properties Trust	40,355	(1,040,755)
Hersha Hospitality Trust	80,703	(1,200,861)
Xenia Hotels & Resorts, Inc.	68,262	(1,441,693)
Total REITs-Hotels		(3,683,309)

REITs-Diversified - (1.8)%
American Finance Trust, Inc.	66,772	(932,137)
Washington Real Estate Investment Trust	38,779	(1,060,993)
Vornado Realty Trust	19,109	(1,216,670)
Digital Realty Trust, Inc.	11,070	(1,436,997)
Total REITs-Diversified		(4,646,797)

REITs-Office Property - (2.5)%
SL Green Realty Corp.	11,291	(923,039)
Easterly Government Properties, Inc.	43,961	(936,369)
Brandywine Realty Trust	85,900	(1,301,385)
VEREIT, Inc.	147,688	(1,444,389)
Piedmont Office Realty Trust, Inc. — Class A	78,318	(1,635,280)
Total REITs-Office Property		(6,240,462)
Total REITs		(24,422,678)

Total Common Stocks Sold Short
(Proceeds $29,093,995)		(29,596,382)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (4.1)%
iShares U.S. Home Construction ETF	10,461	(453,066)
iShares U.S. Real Estate ETF	35,935	(3,361,360)
Vanguard Real Estate ETF	71,185	(6,638,001)
Total Exchange-Traded Funds Sold Short
(Proceeds $10,052,154)		(10,452,427)
Total Securities Sold Short - (15.8)%
(Proceeds $39,146,149)		$(40,048,809)
Other Assets & Liabilities, net - 14.2%		35,920,590
Total Net Assets - 100.0%		$252,598,041

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
RISK MANAGED REAL ESTATE FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	2.25% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	$33,791,893	$2,092,990
Goldman Sachs International	GS Equity Custom Basket	2.28% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	32,181,729	1,931,695
					$65,973,622	$4,024,685

OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	(1.50)% (Federal Funds Rate - 0.38%)	At Maturity	05/06/24	$32,999,914	$(836,105)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(1.44)% (Federal Funds Rate - 0.41%)	At Maturity	06/12/24	32,999,914	(806,132)
					$65,999,828	$(1,642,237)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	10,354	4.54%	$199,809
Americold Realty Trust	43,436	4.76%	191,552
Equinix, Inc.	2,610	4.46%	190,386
Omega Healthcare Investors, Inc.	36,208	4.48%	181,488
HCP, Inc.	43,068	4.54%	161,072
Ventas, Inc.	20,684	4.47%	147,349
Invitation Homes, Inc.	55,882	4.90%	137,949
Equity Residential	16,482	4.21%	135,761
Equity LifeStyle Properties, Inc.	10,975	4.34%	102,656
American Tower Corp. — Class A	6,927	4.53%	66,572
Spirit Realty Capital, Inc.	29,084	4.12%	60,002
Extra Space Storage, Inc.	8,441	2.92%	56,862
American Homes 4 Rent — Class A	44,536	3.41%	53,654
Rexford Industrial Realty, Inc.	13,029	1.70%	53,158
CareTrust REIT, Inc.	35,594	2.48%	52,409
Crown Castle International Corp.	10,784	4.44%	42,591
Terreno Realty Corp.	11,279	1.71%	41,958
Cousins Properties, Inc.	28,704	3.19%	41,914
Highwoods Properties, Inc.	20,972	2.79%	41,168
Safehold, Inc.	52,432	4.73%	22,964
Federal Realty Investment Trust	5,470	2.20%	18,419
National Retail Properties, Inc.	20,550	3.43%	11,631
Four Corners Property Trust, Inc.	13,316	1.11%	5,455
GEO Group, Inc.	41,156	2.11%	(7,756)
JBG SMITH Properties	14,463	1.68%	(7,778)
iStar, Inc.	26,178	1.01%	(8,898)
Equity Commonwealth	22,131	2.24%	(9,567)
Hudson Pacific Properties, Inc.	19,656	1.95%	(12,429)
Pebblebrook Hotel Trust	31,482	2.59%	(22,663)
Total Financial			1,947,688

Technology
InterXion Holding N.V.	20,565	4.96%	145,302
Total MS Equity Long Custom Basket			$2,092,990

MS EQUITY SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	66,418	(2.99)%	$92,302
SL Green Realty Corp.	9,292	(2.30)%	44,855
Vornado Realty Trust	15,727	(3.03)%	38,648
Tanger Factory Outlet Centers, Inc.	44,622	(2.09)%	32,820
Physicians Realty Trust	69,210	(3.72)%	11,571
Washington Prime Group, Inc.	103,915	(1.30)%	7,511
Xenia Hotels & Resorts, Inc.	56,179	(3.60)%	6,852
Public Storage	3,102	(2.31)%	3,708
Washington Real Estate Investment Trust	31,914	(2.65)%	632
Brandywine Realty Trust	70,695	(3.25)%	113
American Finance Trust, Inc.	54,978	(2.33)%	(8,632)
Cushman & Wakefield plc	40,575	(2.28)%	(22,972)
Piedmont Office Realty Trust, Inc. — Class A	64,455	(4.08)%	(24,544)
Marcus & Millichap, Inc.	19,865	(2.14)%	(27,004)
Apollo Commercial Real Estate Finance, Inc.	61,696	(3.58)%	(28,001)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Realty Trust, Inc.	30,503	(3.10)%	$(29,560)
Easterly Government Properties, Inc.	36,179	(2.34)%	(32,567)
CBRE Group, Inc. — Class A	14,187	(2.28)%	(38,808)
Monmouth Real Estate Investment Corp.	50,336	(2.19)%	(38,813)
Service Properties Trust	33,212	(2.60)%	(40,684)
Digital Realty Trust, Inc.	9,113	(3.58)%	(70,221)
VEREIT, Inc.	121,752	(3.61)%	(73,043)
NexPoint Residential Trust, Inc.	13,974	(1.98)%	(82,819)
Kimco Realty Corp.	37,437	(2.37)%	(87,024)
Independence Realty Trust, Inc.	46,026	(2.00)%	(112,309)
Total Financial			(477,989)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	14,663	(3.27)%	9,926
Marriott International, Inc. — Class A	7,796	(2.94)%	(18,052)
Total Consumer, Cyclical			(8,126)

Exchange Traded Funds
iShares U.S. Home Construction ETF	8,863	(1.16)%	(30,837)
iShares U.S. Real Estate ETF	29,574	(8.38)%	(110,958)
Vanguard Real Estate ETF	58,584	(16.55)%	(178,222)
Total Exchange Traded Funds			(320,017)
Total MS Equity Short Custom Basket			$(806,132)

GS EQUITY LONG CUSTOM BASKET
Financial
Sun Communities, Inc.	10,354	4.78%	$202,628
Equinix, Inc.	2,610	4.68%	189,073
Omega Healthcare Investors, Inc.	36,208	4.70%	185,405
HCP, Inc.	43,068	4.77%	162,792
Ventas, Inc.	20,684	4.69%	152,040
Invitation Homes, Inc.	55,882	5.14%	138,731
Equity Residential	16,482	4.42%	133,819
Equity LifeStyle Properties, Inc.	10,975	4.56%	106,228
American Tower Corp. — Class A	6,927	4.76%	79,698
Spirit Realty Capital, Inc.	29,084	4.33%	60,520
Rexford Industrial Realty, Inc.	13,029	1.78%	59,021
Extra Space Storage, Inc.	8,441	3.06%	56,506
CareTrust REIT, Inc.	35,594	2.60%	54,287
American Homes 4 Rent — Class A	44,536	3.58%	52,848
Cousins Properties, Inc.	28,704	3.35%	48,791
Terreno Realty Corp.	11,279	1.79%	45,342
Highwoods Properties, Inc.	20,972	2.93%	40,395
Crown Castle International Corp.	10,784	4.66%	36,120
Safehold, Inc.	52,432	4.97%	18,863
Federal Realty Investment Trust	5,470	2.31%	18,723
National Retail Properties, Inc.	20,550	3.60%	11,118
Four Corners Property Trust, Inc.	13,316	1.17%	6,666
JBG SMITH Properties	14,463	1.76%	(7,811)
GEO Group, Inc.	41,156	2.22%	(7,886)
iStar, Inc.	26,178	1.06%	(8,989)
Equity Commonwealth	22,131	2.36%	(9,388)
Hudson Pacific Properties, Inc.	19,656	2.04%	(16,080)
Pebblebrook Hotel Trust	31,482	2.72%	(25,526)
Total Financial			1,783,934

Technology
InterXion Holding N.V.	20,565	5.21%	147,761
Total GS Equity Long Custom Basket			$1,931,695

GS EQUITY SHORT CUSTOM BASKET
Financial
Hersha Hospitality Trust	66,418	(2.99)%	$95,535
SL Green Realty Corp.	9,292	(2.30)%	46,911
Vornado Realty Trust	15,727	(3.03)%	38,515
Tanger Factory Outlet Centers, Inc.	44,622	(2.09)%	35,528
Brandywine Realty Trust	70,695	(3.25)%	5,956
Washington Prime Group, Inc.	103,915	(1.30)%	4,156
Public Storage	3,102	(2.31)%	3,643
Xenia Hotels & Resorts, Inc.	56,179	(3.60)%	2,788
Physicians Realty Trust	69,210	(3.72)%	2,169
Washington Real Estate Investment Trust	31,914	(2.65)%	1,455
American Finance Trust, Inc.	54,978	(2.33)%	(7,763)
Cushman & Wakefield plc	40,575	(2.28)%	(22,811)
Piedmont Office Realty Trust, Inc. — Class A	64,455	(4.08)%	(23,884)
Marcus & Millichap, Inc.	19,865	(2.14)%	(26,296)
Apollo Commercial Real Estate Finance, Inc.	61,696	(3.58)%	(27,981)
Easterly Government Properties, Inc.	36,179	(2.34)%	(31,700)
CBRE Group, Inc. — Class A	14,187	(2.28)%	(32,105)
Healthcare Realty Trust, Inc.	30,503	(3.10)%	(33,801)

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Service Properties Trust	33,212	(2.60)%	$(36,039)
Monmouth Real Estate Investment Corp.	50,336	(2.20)%	(38,899)
Digital Realty Trust, Inc.	9,113	(3.58)%	(69,510)
VEREIT, Inc.	121,752	(3.61)%	(78,503)
NexPoint Residential Trust, Inc.	13,974	(1.98)%	(81,151)
Kimco Realty Corp.	37,437	(2.37)%	(88,293)
Independence Realty Trust, Inc.	46,026	(2.00)%	(116,750)
Total Financial			(478,830)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	14,663	(3.27)%	9,981
Marriott International, Inc. — Class A	7,796	(2.94)%	(17,885)
Total Consumer, Cyclical			(7,904)

Exchange Traded Funds
iShares U.S. Home Construction ETF	8,863	(1.16)%	(31,106)
iShares U.S. Real Estate ETF	29,574	(8.38)%	(114,592)
Vanguard Real Estate ETF	58,584	(16.54)%	(203,673)
Total Exchange Traded Funds			(349,371)
Total GS Equity Short Custom Basket			$(836,105)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2019.
[2]	All or a portion of this security is pledged as short security collateral at September 30, 2019.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$242,357,720	$—	$—	$242,357,720
Money Market Fund	14,368,540	—	—	14,368,540
Custom Basket Swap Agreements**	—	4,024,685	—	4,024,685
Total Assets	$256,726,260	$4,024,685	$—	$260,750,945

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$29,596,382	$—	$—	$29,596,382
Exchange-Traded Funds Sold Short	10,452,427	—	—	10,452,427
Custom Basket Swap Agreements**	—	1,642,237	—	1,642,237
Total Liabilities	$40,048,809	$1,642,237	$—	$41,691,046

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $219,243,884)	$256,726,260
Cash	34,069,867
Unrealized appreciation on OTC swap agreements	4,024,685
Prepaid expenses	44,675
Receivables:
Fund shares sold	871,234
Dividends	694,283
Interest	21,418
Total assets	296,452,422

Liabilities:
Securities sold short, at value (proceeds $39,146,149)	40,048,809
Segregated cash due to broker	10,000
Unrealized depreciation on OTC swap agreements	1,642,237
Payable for:
Swap settlement	1,099,859
Fund shares redeemed	376,774
Securities purchased	316,854
Management fees	141,723
Distributions to shareholders	111,420
Fund accounting/administration fees	15,155
Distribution and service fees	10,494
Transfer agent/maintenance fees	4,651
Trustees’ fees*	1,277
Due to Investment Adviser	636
Miscellaneous	74,492
Total liabilities	43,854,381
Net assets	$252,598,041
Net assets consist of:
Paid in capital	$212,204,423
Total distributable earnings (loss)	40,393,618
Net assets	$252,598,041

A-Class:
Net assets	$16,681,958
Capital shares outstanding	489,036
Net asset value per share	$34.11
Maximum offering price per share (Net asset value divided by 95.25%)	$35.81

C-Class:
Net assets	$1,721,465
Capital shares outstanding	50,811
Net asset value per share	$33.88

P-Class:
Net assets	$33,894,078
Capital shares outstanding	988,296
Net asset value per share	$34.30

Institutional Class:
Net assets	$200,300,540
Capital shares outstanding	5,803,317
Net asset value per share	$34.51

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$5,145,024
Interest	694,989
Total investment income	5,840,013

Expenses:
Management fees	1,452,969
Distribution and service fees:
A-Class	35,602
C-Class	9,134
P-Class	21,037
Transfer agent/maintenance fees:
A-Class	6,270
C-Class	1,437
P-Class	8,322
Institutional Class	59,542
Fund accounting/administration fees	154,985
Short sales dividend expense	1,044,835
Prime broker interest expense	126,147
Trustees’ fees*	21,720
Custodian fees	18,910
Line of credit fees	4,557
Miscellaneous	213,697
Recoupment of previously waived fees:
A-Class	4,053
C-Class	52
P-Class	1,874
Institutional Class	14,665
Total expenses	3,199,808
Less:
Expenses reimbursed by Adviser:
A-Class	(791)
C-Class	(689)
P-Class	(2,618)
Institutional Class	(3,047)
Expenses waived by Adviser	(10,503)
Total waived/reimbursed expenses	(17,648)
Net expenses	3,182,160
Net investment income	2,657,853

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,980,379
Investments sold short	(1,707,315)
Swap agreements	3,143,110
Net realized gain	6,416,174
Net change in unrealized appreciation (depreciation) on:
Investments	29,901,604
Investments sold short	(857,464)
Swap agreements	665,617
Net change in unrealized appreciation (depreciation)	29,709,757
Net realized and unrealized gain	36,125,931
Net increase in net assets resulting from operations	$38,783,784

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,657,853	$2,409,131
Net realized gain on investments	6,416,174	1,479,215
Net change in unrealized appreciation (depreciation) on investments	29,709,757	1,249,273
Net increase in net assets resulting from operations	38,783,784	5,137,619

Distributions to shareholders:
A-Class	(375,063)	(741,207)
C-Class	(14,377)	(42,140)
P-Class	(241,067)	(230,429)
Institutional Class	(4,902,443)	(7,275,260)
Total distributions to shareholders	(5,532,950)	(8,289,036)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,123,032	17,701,055
C-Class	1,198,445	623,503
P-Class	39,953,878	4,732,078
Institutional Class	34,036,778	44,394,797
Distributions reinvested
A-Class	371,479	736,362
C-Class	14,097	42,140
P-Class	241,067	216,184
Institutional Class	4,045,330	5,972,641
Cost of shares redeemed
A-Class	(2,964,330)	(6,361,125)
C-Class	(485,605)	(492,819)
P-Class	(12,160,967)	(3,134,802)
Institutional Class	(21,126,545)	(16,699,323)
Net increase from capital share transactions	46,246,659	47,730,691
Net increase in net assets	79,497,493	44,579,274

Net assets:
Beginning of year	173,100,548	128,521,274
End of year	$252,598,041	$173,100,548

Capital share activity:
Shares sold
A-Class	98,823	595,944
C-Class	37,099	21,422
P-Class	1,196,492	160,270
Institutional Class	1,068,850	1,537,226
Shares issued from reinvestment of distributions
A-Class	12,517	25,255
C-Class	477	1,449
P-Class	7,585	7,367
Institutional Class	133,928	202,581
Shares redeemed
A-Class	(98,269)	(219,176)
C-Class	(16,917)	(17,261)
P-Class	(360,765)	(108,542)
Institutional Class	(669,153)	(565,538)
Net increase in shares	1,410,667	1,640,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$28.93	$29.70	$28.87	$29.77	$26.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.41	.03	.19	(.21)
Net gain (loss) on investments (realized and unrealized)	5.65	.38	2.08	3.84	3.18
Total from investment operations	5.99	.79	2.11	4.03	2.97
Less distributions from:
Net investment income	(.55)	(.52)	(.57)	(1.12)	(.05)
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(.81)	(1.56)	(1.28)	(4.93)	(.19)
Net asset value, end of period	$34.11	$28.93	$29.70	$28.87	$29.77

Total Return[b]	21.12%	2.70%	7.54%	14.88%	10.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,682	$13,772	$2,196	$743	$366
Ratios to average net assets:
Net investment income (loss)	1.09%	1.42%	0.09%	0.66%	(0.67%)
Total expenses[c]	1.89%	1.78%	1.45%	1.93%	3.41%
Net expenses[d,e,h]	1.88%	1.76%	1.33%	1.78%	3.04%
Portfolio turnover rate	122%	107%	85%	133%	214%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$28.75	$29.54	$28.77	$29.56	$26.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.15	(.19)	.02	(.43)
Net gain (loss) on investments (realized and unrealized)	5.60	.42	2.06	3.77	3.18
Total from investment operations	5.71	.57	1.87	3.79	2.75
Less distributions from:
Net investment income	(.32)	(.32)	(.39)	(.77)	—
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(.58)	(1.36)	(1.10)	(4.58)	(.14)
Net asset value, end of period	$33.88	$28.75	$29.54	$28.77	$29.56

Total Return[b]	20.23%	1.93%	6.71%	14.00%	10.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,721	$867	$725	$518	$95
Ratios to average net assets:
Net investment income (loss)	0.35%	0.53%	(0.66%)	0.08%	(1.42%)
Total expenses[c]	2.73%	2.71%	2.27%	3.32%	5.76%
Net expenses[d,e,h]	2.65%	2.53%	2.08%	2.53%	3.76%
Portfolio turnover rate	122%	107%	85%	133%	214%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$29.09	$29.85	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.37	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	5.42	.43	1.98	3.88	(1.16)
Total from investment operations	6.02	.80	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.55)	(.52)	(.56)	(.99)	—
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	—
Total distributions	(.81)	(1.56)	(1.27)	(4.80)	—
Net asset value, end of period	$34.30	$29.09	$29.85	$29.01	$29.77

Total Return	21.12%	2.68%	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,894	$4,217	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	1.87%	1.29%	0.42%	0.56%	0.30%
Total expenses[c]	1.93%	1.88%	1.51%	1.88%	4.04%[g]
Net expenses[d,e,h]	1.89%	1.78%	1.30%	1.78%	2.94%
Portfolio turnover rate	122%	107%	85%	133%	214%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$29.27	$30.04	$29.18	$29.90	$27.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.46	.11	.26	(.11)
Net gain (loss) on investments (realized and unrealized)	5.71	.43	2.10	3.89	3.18
Total from investment operations	6.14	.89	2.21	4.15	3.07
Less distributions from:
Net investment income	(.64)	(.62)	(.64)	(1.06)	(.03)
Net realized gains	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(.90)	(1.66)	(1.35)	(4.87)	(.17)
Net asset value, end of period	$34.51	$29.27	$30.04	$29.18	$29.90

Total Return	21.46%	2.98%	7.87%	15.20%	11.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,301	$154,245	$123,037	$111,823	$105,882
Ratios to average net assets:
Net investment income (loss)	1.38%	1.56%	0.38%	0.91%	(0.35%)
Total expenses[c]	1.61%	1.51%	1.02%	1.50%	2.70%
Net expenses[d,e,h]	1.60%	1.50%	1.01%	1.50%	2.70%
Portfolio turnover rate	122%	107%	85%	133%	214%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.03%	0.03%	0.02%
C-Class	0.01%	0.01%	0.00%*
P-Class	0.02%	0.01%	0.00%*
Institutional Class	0.01%	0.02%	—

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.27%	1.29%	1.30%	1.29%	1.30%
C-Class	2.05%	2.05%	2.04%	2.03%	2.05%
P-Class	1.30%	1.30%	1.29%	1.28%	1.30%
Institutional Class	1.00%	1.03%	0.97%	1.00%	0.99%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim Small Cap Value Fund is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff , Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim Small Cap Value Fund returned -6.14%1, compared with its benchmark, the Russell 2000® Value Index, which returned -8.24%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund outperformed the index over a volatile one-year period.

For the 12-month period, stock selection was the major factor behind the Fund’s showing relative to the benchmark, with sector allocation providing only a slight tailwind to results.

Highlighting the positive side was selection in Information Technology. A top-performing holding was Cray (not held at period end), which was acquired by Hewlett Packard Enterprise in 2019. Other contributors included optical components company Infinera Corp., which benefited from favorable earnings, and MACOM Technology Solutions Holdings, Inc., which reacted positively to analyst upgrades.

Selection also helped in the Materials, Industrials, and Financials sectors. A Materials holding not in the benchmark, U.S. Concrete, Inc., was a large individual contributor to performance, benefiting from growth in government projects and a strong market for home building. Industrials had gains from Graphic Packaging Holding Co. and a lack of exposure to problematic engineering and construction companies. In Financials, an overweighting and positive performance in reinsurance drove results. Argo Group Holdings International Ltd. was a leading individual contributor.

Negative influences included unfavorable stock selection in the Energy sector. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Range Resources Corp., Oasis Petroleum, Inc. and Whiting Petroleum Corp. each declined significantly in response. A sector bright spot for the Fund was Scorpio Tankers, Inc., the Fund’s best individual holding on a relative basis.

Performance of the Fund’s Real Estate sector also detracted. The Fund has an underweight relative to the benchmark in the sector, for which it was penalized, and the Fund’s hotel and real estate services REITs, although underweight compared with the benchmark, were a drag on performance.

Stock selection contributed in the Health Care sector, but had a big detractor, Evolent Health, Inc. The company’s largest customer, Passport, suffered rate cuts from Kentucky Medicaid that threatened Passport’s viability.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Materials and Utilities. The Fund’s largest underweights were in Consumer Discretionary and Financials.

Portfolio and Market Outlook

The market volatility late in the year created sudden changes to the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Equity Commonwealth	2.0%
Portland General Electric Co.	1.9%
MDU Resources Group, Inc.	1.8%
Axis Capital Holdings Ltd.	1.8%
Radian Group, Inc.	1.8%
Physicians Realty Trust	1.7%
Scorpio Tankers, Inc.	1.7%
Viavi Solutions, Inc.	1.6%
Federal Agricultural Mortgage Corp. — Class C	1.6%
Infinera Corp.	1.5%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(6.14%)	4.80%	8.49%
A-Class Shares with sales charge‡	(10.62%)	3.78%	7.85%
C-Class Shares	(6.89%)	4.01%	7.70%
C-Class Shares with CDSC§	(7.71%)	4.01%	7.70%
Institutional Class Shares	(5.96%)	5.06%	8.74%
Russell 2000 Value Index	(8.24%)	7.17%	10.06%

	1 Year	Since Inception (05/01/15)
P-Class Shares	(6.18%)	3.99%
Russell 2000 Value Index	(8.24%)	5.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.7%

Financial - 37.4%
Equity Commonwealth REIT	8,621	$295,269
Axis Capital Holdings Ltd.	3,874	258,473
Radian Group, Inc.	11,142	254,483
Physicians Realty Trust REIT	13,719	243,512
Federal Agricultural Mortgage Corp. — Class C	2,765	225,790
Umpqua Holdings Corp.	11,784	193,965
Lexington Realty Trust REIT	18,262	187,186
First Horizon National Corp.	11,364	184,097
Investors Bancorp, Inc.	15,277	173,546
WSFS Financial Corp.	3,888	171,461
Cathay General Bancorp	4,709	163,567
Cousins Properties, Inc. REIT	4,336	162,990
Simmons First National Corp. — Class A	5,910	147,159
Preferred Bank/Los Angeles CA	2,784	145,826
Hanmi Financial Corp.	7,713	144,850
CNO Financial Group, Inc.	9,059	143,404
Pinnacle Financial Partners, Inc.	2,490	141,308
Hilltop Holdings, Inc.	5,825	139,159
Berkshire Hills Bancorp, Inc.	4,686	137,253
IBERIABANK Corp.	1,661	125,472
Bancorp, Inc.*	12,037	119,166
Redwood Trust, Inc. REIT	7,090	116,347
Hancock Whitney Corp.	2,853	109,256
Piedmont Office Realty Trust, Inc. — Class A REIT	5,074	105,945
Howard Hughes Corp.*	793	102,773
Flagstar Bancorp, Inc.	2,748	102,638
Kennedy-Wilson Holdings, Inc.	4,658	102,103
National Storage Affiliates Trust REIT	2,942	98,175
Sunstone Hotel Investors, Inc. REIT	6,999	96,166
PennyMac Mortgage Investment Trust REIT	4,180	92,922
American National Insurance Co.	692	85,621
Stifel Financial Corp.	1,471	84,406
Prosperity Bancshares, Inc.	1,188	83,908
BOK Financial Corp.	1,015	80,337
Independent Bank Group, Inc.	1,430	75,232
First Midwest Bancorp, Inc.	3,851	75,018
MGIC Investment Corp.	5,666	71,278
RMR Group, Inc. — Class A	1,559	70,903
Unum Group	2,276	67,643
Third Point Reinsurance Ltd.*	6,030	60,240
Total Financial		5,438,847

Industrial - 19.7%
MDU Resources Group, Inc.	9,507	268,002
Scorpio Tankers, Inc.	8,142	242,306
US Concrete, Inc.*	3,266	180,544
Graphic Packaging Holding Co.	10,891	160,642
GATX Corp.	2,020	156,611
Valmont Industries, Inc.	1,074	148,684
Knight-Swift Transportation Holdings, Inc.	4,027	146,180
Owens Corning	1,846	116,667
KEMET Corp.	6,164	112,061
PGT Innovations, Inc.*	6,417	110,822
Plexus Corp.*	1,768	110,518
Sanmina Corp.*	3,296	105,835
Trinseo S.A.	2,402	103,166
Gibraltar Industries, Inc.*	2,207	101,390
Advanced Energy Industries, Inc.*	1,695	97,310
Kirby Corp.*	1,156	94,977
EnPro Industries, Inc.	1,256	86,224
Park Aerospace Corp.	4,814	84,534
Rexnord Corp.*	3,055	82,638
Dycom Industries, Inc.*	1,611	82,242
Crane Co.	971	78,292
Vishay Intertechnology, Inc.	3,910	66,196
Oshkosh Corp.	871	66,022
Encore Wire Corp.	1,082	60,895
Total Industrial		2,862,758

Consumer, Cyclical - 7.2%
Hawaiian Holdings, Inc.	6,519	171,189
UniFirst Corp.	849	165,657
MDC Holdings, Inc.	3,024	130,335
Abercrombie & Fitch Co. — Class A	6,735	105,066
International Speedway Corp. — Class A	2,223	100,057
Asbury Automotive Group, Inc.*	930	95,167
Wabash National Corp.	5,595	81,184
MasterCraft Boat Holdings, Inc.*	4,598	68,625
Methode Electronics, Inc.	1,379	46,389
Tenneco, Inc. — Class A	3,584	44,872
La-Z-Boy, Inc.	1,238	41,584
Total Consumer, Cyclical		1,050,125

Consumer, Non-cyclical - 7.1%
Central Garden & Pet Co. — Class A*	7,348	203,723
Encompass Health Corp.	3,001	189,903
Navigant Consulting, Inc.	5,680	158,756
Premier, Inc. — Class A*	4,830	139,684
Eagle Pharmaceuticals, Inc.*	2,080	117,665
Emergent BioSolutions, Inc.*	1,592	83,230
Ingredion, Inc.	915	74,792
AMAG Pharmaceuticals, Inc.*	5,507	63,606
Total Consumer, Non-cyclical		1,031,359

Utilities - 6.7%
Portland General Electric Co.	4,999	281,794
Black Hills Corp.	2,869	220,138
Avista Corp.	3,657	177,145
Southwest Gas Holdings, Inc.	1,850	168,424
ALLETE, Inc.	1,369	119,664
Total Utilities		967,165

Communications - 6.1%
Viavi Solutions, Inc.*	16,227	227,259
Infinera Corp.*	41,067	223,815
Ciena Corp.*	2,633	103,293
Scholastic Corp.	2,636	99,535
Gray Television, Inc.*	5,796	94,591
InterDigital, Inc.	1,235	64,800

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
SMALL CAP VALUE FUND

	Shares	Value
Entercom Communications Corp. — Class A	12,252	$40,922
Tribune Publishing Co.	4,200	36,036
Total Communications		890,251

Technology - 4.6%
MACOM Technology Solutions Holdings, Inc.*	10,351	222,495
CSG Systems International, Inc.	2,479	128,115
Axcelis Technologies, Inc.*	4,663	79,691
Lumentum Holdings, Inc.*	1,333	71,396
Evolent Health, Inc. — Class A*	9,097	65,407
Nanometrics, Inc.*	1,980	64,587
TiVo Corp.	5,675	43,215
Total Technology		674,906

Basic Materials - 4.3%
Ashland Global Holdings, Inc.	2,288	176,291
Olin Corp.	7,389	138,322
Huntsman Corp.	4,128	96,017
Reliance Steel & Aluminum Co.	836	83,316
Verso Corp. — Class A*	4,291	53,123
Commercial Metals Co.	2,302	40,008
Alcoa Corp.*	1,676	33,637
Total Basic Materials		620,714

Energy - 3.6%
Parsley Energy, Inc. — Class A	8,271	138,953
Delek US Holdings, Inc.	2,236	81,167
Oasis Petroleum, Inc.*	21,332	73,809
Whiting Petroleum Corp.*	8,985	72,149
Range Resources Corp.	15,879	60,658
Oil States International, Inc.*	3,841	51,085
Gulfport Energy Corp.*	10,025	27,168
Antero Resources Corp.*	5,521	16,673
Total Energy		521,662

Total Common Stocks
(Cost $13,999,321)		14,057,787

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial – 0.0%
Thermoenergy Corp.*,1,2	6,250	—
Total Convertible Preferred Stocks
(Cost $5,968)		—

RIGHTS††† - 0.0%
Basic Materials 0.0%
Pan American Silver Corp.*,1	17,705	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 1.1%
iShares Russell 2000 Value ETF	1,248	149,024
Total Exchange-Traded Funds
(Cost $149,589)		149,024

MONEY MARKET FUND† - 0.7%
Dreyfus Treasury Securities Cash Management — Institutional Shares 1.83%[3]	106,184	106,184
Total Money Market Fund
(Cost $106,184)		106,184

Total Investments - 98.5%
(Cost $14,261,062)		$14,312,995
Other Assets & Liabilities, net - 1.5%		221,202
Total Net Assets - 100.0%		$14,534,197

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $0, (cost $5,968) or 0.0% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2019. REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
SMALL CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,057,787	$—	$—		$14,057,787
Convertible Preferred Stocks	—	—	—	*	—
Rights	—	—	—	*	—
Exchange-Traded Funds	149,024	—	—		149,024
Money Market Fund	106,184	—	—		106,184
Total Assets	$14,312,995	$—	$—		$14,312,995

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $14,261,062)	$14,312,995
Prepaid expenses	40,344
Receivables:
Securities sold	198,367
Dividends	16,789
Fund shares sold	5,287
Investment adviser	9,495
Interest	350
Total assets	14,583,627

Liabilities:
Payable for:
Professional fees	25,674
Transfer agent/maintenance fees	4,897
Fund shares redeemed	4,817
Printing fees	4,270
Distribution and service fees	3,138
Trustees’ fees*	1,028
Miscellaneous	5,606
Total liabilities	49,430
Net assets	$14,534,197

Net assets consist of:
Paid in capital	$14,335,635
Total distributable earnings (loss)	198,562
Net assets	$14,534,197

A-Class:
Net assets	$9,751,401
Capital shares outstanding	758,536
Net asset value per share	$12.86
Maximum offering price per share (Net asset value divided by 95.25%)	$13.50

C-Class:
Net assets	$1,593,290
Capital shares outstanding	135,613
Net asset value per share	$11.75

P-Class:
Net assets	$46,811
Capital shares outstanding	3,597
Net asset value per share	$13.01

Institutional Class:
Net assets	$3,142,695
Capital shares outstanding	270,901
Net asset value per share	$11.60

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $66)	$319,914
Interest	8,495
Total investment income	328,409

Expenses:
Management fees	120,003
Distribution and service fees:
A-Class	26,155
C-Class	21,075
P-Class	85
Transfer agent/maintenance fees:
A-Class	18,069
C-Class	5,835
P-Class	193
Institutional Class	8,241
Registration fees	60,624
Professional fees	38,016
Fund accounting/administration fees	24,999
Trustees’ fees*	17,235
Custodian fees	3,539
Line of credit fees	5
Miscellaneous	30,812
Total expenses	374,886
Less:
Expenses reimbursed by Adviser:
A-Class	(40,951)
C-Class	(10,102)
P-Class	(281)
Institutional Class	(15,705)
Expenses waived by Adviser	(92,522)
Total waived/reimbursed expenses	(159,561)
Net expenses	215,325
Net investment income	113,084

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	701,576
Net realized gain	701,576
Net change in unrealized appreciation (depreciation) on:
Investments	(2,007,250)
Net change in unrealized appreciation (depreciation)	(2,007,250)
Net realized and unrealized loss	(1,305,674)
Net decrease in net assets resulting from operations	$(1,192,590)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$113,084	$36,203
Net realized gain on investments	701,576	1,784,434
Net change in unrealized appreciation (depreciation) on investments	(2,007,250)	(703,509)
Net increase (decrease) in net assets resulting from operations	(1,192,590)	1,117,128

Distributions to shareholders:
A-Class	(1,117,845)	(844,451)
C-Class	(254,536)	(259,676)
P-Class	(1,542)	(861)
Institutional Class	(414,600)	(403,734)
Total distributions to shareholders	(1,788,523)	(1,508,722)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,804,179	2,936,068
C-Class	51,146	226,040
P-Class	31,429	714
Institutional Class	940,499	1,692,756
Distributions reinvested
A-Class	1,099,437	831,363
C-Class	249,807	254,977
P-Class	1,542	861
Institutional Class	414,577	397,704
Cost of shares redeemed
A-Class	(3,220,818)	(3,632,141)
C-Class	(1,129,663)	(1,803,026)
P-Class	(76)	(26)
Institutional Class	(1,355,229)	(2,912,537)
Net decrease from capital share transactions	(1,113,170)	(2,007,247)
Net decrease in net assets	(4,094,283)	(2,398,841)

Net assets:
Beginning of year	18,628,480	21,027,321
End of year	$14,534,197	$18,628,480

Capital share activity:
Shares sold
A-Class	143,478	188,618
C-Class	4,333	15,862
P-Class	2,490	45
Institutional Class	80,364	120,877
Shares issued from reinvestment of distributions
A-Class	98,164	55,684
C-Class	24,277	18,477
P-Class	136	57
Institutional Class	41,088	29,157
Shares redeemed
A-Class	(249,860)	(236,430)
C-Class	(94,752)	(127,654)
P-Class	(6)	(1)
Institutional Class	(117,331)	(213,469)
Net decrease in shares	(67,619)	(148,777)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.56	$15.74	$13.61	$12.78	$16.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.04	.02	.01	.02
Net gain (loss) on investments (realized and unrealized)	(1.28)	.91	2.20	1.81	(.60)
Total from investment operations	(1.18)	.95	2.22	1.82	(.58)
Less distributions from:
Net investment income	(.19)	(.15)	(.09)	—	(.09)
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(1.52)	(1.13)	(.09)	(.99)	(3.46)
Net asset value, end of period	$12.86	$15.56	$15.74	$13.61	$12.78

Total Return[b]	(6.14%)	6.32%	16.41%	14.81%	(5.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,751	$11,931	$11,943	$13,283	$12,866
Ratios to average net assets:
Net investment income (loss)	0.75%	0.29%	0.15%	0.12%	0.13%
Total expenses[c]	2.27%	2.09%	1.87%	2.29%	1.99%
Net expenses[d,e,f]	1.30%	1.30%	1.32%	1.32%	1.32%
Portfolio turnover rate	78%	18%	48%	64%	62%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$14.30	$14.51	$12.57	$11.95	$15.96
Income (loss) from investment operations:
Net investment income (loss)[a]	— [g]	(.07)	(.08)	(.08)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.18)	.84	2.02	1.69	(.55)
Total from investment operations	(1.18)	.77	1.94	1.61	(.64)
Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(1.37)	(.98)	—	(.99)	(3.37)
Net asset value, end of period	$11.75	$14.30	$14.51	$12.57	$11.95

Total Return[b]	(6.89%)	5.57%	15.53%	14.02%	(5.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,593	$2,884	$4,281	$4,762	$5,173
Ratios to average net assets:
Net investment income (loss)	0.01%	(0.50%)	(0.60%)	(0.64%)	(0.65%)
Total expenses[c]	3.09%	2.94%	2.71%	3.04%	2.72%
Net expenses[d,e,f]	2.05%	2.05%	2.07%	2.07%	2.08%
Portfolio turnover rate	78%	18%	48%	64%	62%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$15.73	$15.76	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.05	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	(1.29)	.90	2.22	1.80	(1.60)
Total from investment operations	(1.20)	.95	2.23	1.82	(1.56)
Less distributions from:
Net investment income	(.19)	—	(.07)	—	—
Net realized gains	(1.33)	(.98)	—	(.99)	—
Total distributions	(1.52)	(.98)	(.07)	(.99)	—
Net asset value, end of period	$13.01	$15.73	$15.76	$13.60	$12.77

Total Return	(6.18%)	6.30%	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47	$15	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.72%	0.30%	0.09%	0.13%	0.60%
Total expenses[c]	2.73%	2.79%	3.60%	2.50%	4.04%
Net expenses[d,e,f]	1.28%	1.30%	1.32%	1.32%	1.31%
Portfolio turnover rate	78%	18%	48%	64%	62%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$14.24	$14.50	$12.54	$11.82	$17.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.07	.04	.04	.05
Net gain (loss) on investments (realized and unrealized)	(1.20)	.84	2.04	1.67	(.49)
Total from investment operations	(1.08)	.91	2.08	1.71	(.44)
Less distributions from:
Net investment income	(.23)	(.19)	(.12)	—	(1.41)
Net realized gains	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(1.56)	(1.17)	(.12)	(.99)	(4.78)
Net asset value, end of period	$11.60	$14.24	$14.50	$12.54	$11.82

Total Return	(5.96%)	6.64%	16.65%	15.18%	(5.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,143	$3,798	$4,790	$281	$459
Ratios to average net assets:
Net investment income (loss)	0.99%	0.50%	0.30%	0.30%	0.33%
Total expenses[c]	2.09%	1.91%	1.56%	2.09%	1.70%
Net expenses[d,e,f]	1.05%	1.05%	1.07%	1.07%	1.07%
Portfolio turnover rate	78%	18%	48%	64%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.00%*
C-Class	—	—	0.01%
P-Class	—	—	0.74%
Institutional Class	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.28%	1.30%	1.30%	1.30%	1.30%
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%

[g]	Less than $0.01.
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim StylePlus—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance of the Fund for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim StylePlus—Large Core Fund returned 1.50%1, compared with the 4.25% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the year ended September 30, 2019. The fixed income sleeve was the largest contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and non-agency residential mortgage-backed securities, constituted the majority of the Fund’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Financials and Information Technology sectors and most underweight the Health Care and Utilities sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.8%
Guggenheim Strategy Fund II	30.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.1%
Apple, Inc.	0.9%
Microsoft Corp.	0.7%
Alphabet, Inc. — Class C	0.6%
Exxon Mobil Corp.	0.5%
Amazon.com, Inc.	0.4%
Chevron Corp.	0.4%
Verizon Communications, Inc.	0.4%
Top Ten Total	79.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	1.50%	10.08%	11.49%
A -Class Shares with sales charge‡	(3.34%)	9.01%	10.82%
C-Class Shares	0.60%	9.09%	10.50%
C-Class Shares with CDSC§	(0.17%)	9.09%	10.50%
S&P 500 Index	4.25%	10.84%	13.24%

	1 Year	Since Inception (05/01/15)
P-Class Shares	1.47%	9.29%
S&P 500 Index	4.25%	10.39%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	1.74%	10.45%	11.87%
S&P 500 Index	4.25%	10.84%	13.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	September 30, 2019
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 20.8%

Consumer, Non-cyclical - 5.9%
Merck & Company, Inc.	8,551	$719,823
Johnson & Johnson	5,452	705,380
Pfizer, Inc.	17,538	630,140
Amgen, Inc.	2,959	572,596
UnitedHealth Group, Inc.	2,315	503,096
McKesson Corp.	3,674	502,089
Archer-Daniels-Midland Co.	11,706	480,765
PepsiCo, Inc.	3,398	465,866
Gilead Sciences, Inc.	7,312	463,435
Eli Lilly & Co.	4,047	452,576
Tyson Foods, Inc. — Class A	4,805	413,903
Kimberly-Clark Corp.	2,837	402,996
Philip Morris International, Inc.	5,238	397,721
Molson Coors Brewing Co. — Class B	6,688	384,560
H&R Block, Inc.	15,635	369,299
Humana, Inc.	1,419	362,796
Biogen, Inc.*	1,365	317,799
AmerisourceBergen Corp. — Class A	3,839	316,065
Universal Health Services, Inc. — Class B	2,052	305,235
Sysco Corp.	3,787	300,688
CVS Health Corp.	4,572	288,356
Regeneron Pharmaceuticals, Inc.*	976	270,742
Zimmer Biomet Holdings, Inc.	1,952	267,951
Kroger Co.	9,293	239,573
Altria Group, Inc.	5,613	229,572
HCA Healthcare, Inc.	1,836	221,091
Colgate-Palmolive Co.	2,695	198,109
AbbVie, Inc.	2,585	195,736
Kraft Heinz Co.	6,130	171,242
Alexion Pharmaceuticals, Inc.*	1,656	162,189
Procter & Gamble Co.	1,118	139,057
Medtronic plc	1,274	138,382
General Mills, Inc.	2,424	133,611
Constellation Brands, Inc. — Class A	637	132,037
Anthem, Inc.	424	101,802
Total Consumer, Non-cyclical		11,956,278

Technology - 3.2%
Apple, Inc.	8,225	1,842,153
Microsoft Corp.	10,575	1,470,242
Intel Corp.	13,040	671,951
Lam Research Corp.	1,417	327,483
Skyworks Solutions, Inc.	4,036	319,853
Oracle Corp.	5,621	309,323
HP, Inc.	14,725	278,597
Seagate Technology plc	4,788	257,547
International Business Machines Corp.	1,468	213,477
NetApp, Inc.	3,946	207,204
Activision Blizzard, Inc.	3,842	203,319
Micron Technology, Inc.*	4,122	176,628
QUALCOMM, Inc.	2,026	154,543
Total Technology		6,432,320

Communications - 3.1%
Alphabet, Inc. — Class C*	981	1,195,839
Amazon.com, Inc.*	492	854,068
Verizon Communications, Inc.	13,186	795,907
Facebook, Inc. — Class A*	3,912	696,649
AT&T, Inc.	17,776	672,644
Comcast Corp. — Class A	12,290	554,033
Omnicom Group, Inc.	5,686	445,214
Walt Disney Co.	3,070	400,083
Discovery, Inc. — Class A*	13,180	350,983
Corning, Inc.	6,631	189,116
Cisco Systems, Inc.	2,237	110,530
Netflix, Inc.*	274	73,328
Total Communications		6,338,394

Consumer, Cyclical - 2.4%
Walgreens Boots Alliance, Inc.	9,221	510,013
PACCAR, Inc.	6,862	480,409
DR Horton, Inc.	7,857	414,142
Southwest Airlines Co.	7,016	378,934
Delta Air Lines, Inc.	6,190	356,544
United Airlines Holdings, Inc.*	3,766	332,952
PulteGroup, Inc.	8,552	312,576
Lennar Corp. — Class A	5,309	296,508
BorgWarner, Inc.	8,027	294,430
General Motors Co.	7,799	292,306
Carnival Corp.	5,273	230,483
Best Buy Company, Inc.	3,047	210,213
Aptiv plc	2,046	178,861
Ralph Lauren Corp. — Class A	1,846	176,238
Tapestry, Inc.	6,686	174,170
Alaska Air Group, Inc.	2,537	164,677
Total Consumer, Cyclical		4,803,456

Energy - 2.4%
Exxon Mobil Corp.	13,165	929,581
Chevron Corp.	6,744	799,838
ONEOK, Inc.	6,949	512,072
ConocoPhillips	8,386	477,834
Marathon Petroleum Corp.	6,595	400,646
Phillips 66	3,674	376,218
Valero Energy Corp.	4,344	370,283
Kinder Morgan, Inc.	14,945	308,016
HollyFrontier Corp.	4,739	254,200
Williams Companies, Inc.	8,518	204,943
Marathon Oil Corp.	12,874	157,964
Total Energy		4,791,595

Industrial - 2.3%
United Parcel Service, Inc. — Class B	5,426	650,143
Union Pacific Corp.	2,949	477,679
Cummins, Inc.	2,820	458,729
CSX Corp.	5,555	384,795
Parker-Hannifin Corp.	2,062	372,418
Norfolk Southern Corp.	1,986	356,805
Expeditors International of Washington, Inc.	4,292	318,853

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
STYLEPLUS—LARGE CORE FUND

	Shares	Value
J.B. Hunt Transport Services, Inc.	2,312	$255,823
Kansas City Southern	1,654	219,999
Caterpillar, Inc.	1,640	207,148
United Technologies Corp.	1,420	193,858
Snap-on, Inc.	1,141	178,612
Waters Corp.*	785	175,236
CH Robinson Worldwide, Inc.	1,808	153,282
FedEx Corp.	1,041	151,538
General Electric Co.	15,534	138,874
Total Industrial		4,693,792

Financial - 1.5%
Berkshire Hathaway, Inc. — Class B*	2,181	453,692
JPMorgan Chase & Co.	3,368	396,380
Travelers Companies, Inc.	2,006	298,272
Bank of America Corp.	10,225	298,263
Visa, Inc. — Class A	1,505	258,875
Northern Trust Corp.	2,276	212,396
Western Union Co.	9,003	208,599
Citigroup, Inc.	2,398	165,654
Synchrony Financial	4,853	165,439
Hartford Financial Services Group, Inc.	2,230	135,160
Bank of New York Mellon Corp.	2,879	130,160
MetLife, Inc.	2,583	121,814
Prudential Financial, Inc.	1,273	114,507
Total Financial		2,959,211

Total Common Stocks
(Cost $40,433,318)		41,975,046

MUTUAL FUNDS† - 75.1%
Guggenheim Strategy Fund III[1]	2,744,942	68,129,466
Guggenheim Strategy Fund II1	2,447,873	60,780,681
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	2,248,845	22,398,499
Total Mutual Funds
(Cost $151,802,428)		151,308,646

MONEY MARKET FUND† - 3.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	7,439,728	7,439,728
Total Money Market Fund
(Cost $7,439,728)		7,439,728

Total Investments - 99.6%
(Cost $199,675,474)		$200,723,420
Other Assets & Liabilities, net - 0.4%		793,914
Total Net Assets - 100.0%		$201,517,334

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	42	Dec 2019	$6,253,275	$(39,215)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Citibank N.A., New York	S&P 500 Index Total Return	2.28% (3 Month USD LIBOR + 0.19%)	At Maturity	10/30/20	26,079	$156,698,019	$—

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,975,046	$—		$—	$41,975,046
Mutual Funds	151,308,646	—		—	151,308,646
Money Market Fund	7,439,728	—		—	7,439,728
Equity Index Swap Agreements**	—	—	*	—	—
Total Assets	$200,723,420	$—		$—	$200,723,420

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$39,215	$—	$—	$39,215

*	Includes security with unrealized appreciation/depreciation of less than $1.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares 09/30/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund — R6-Class	$16,592,241	$114,943	$(16,646,649)	$271,859	$(332,394)	$—	—	$114,627	$319
Guggenheim Strategy Fund II	66,163,141	8,927,640	(13,968,304)	(4,175)	(337,621)	60,780,681	2,447,873	1,687,746	30,930
Guggenheim Strategy Fund III	78,685,454	3,058,978	(13,063,354)	(77,617)	(473,995)	68,129,466	2,744,942	2,056,222	2,778
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	17,256,263	37,093,372	(31,920,925)	5,177	(35,388)	22,398,499	2,248,845	548,420	5,297
	$178,697,099	$49,194,933	$(75,599,232)	$195,244	$(1,179,398)	$151,308,646		$4,407,015	$39,324

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $47,873,046)	$49,414,774
Investments in affiliated issuers, at value (cost $151,802,428)	151,308,646
Cash	3,301
Segregated cash with broker	163,800
Prepaid expenses	47,992
Receivables:
Swap settlement	2,911,887
Dividends	323,706
Fund shares sold	22,258
Interest	14,112
Total assets	204,210,476

Liabilities:
Segregated cash due to broker	2,130,000
Payable for:
Securities purchased	279,406
Management fees	112,312
Distribution and service fees	38,627
Fund accounting/administration fees	12,409
Transfer agent/maintenance fees	10,618
Variation margin on futures contracts	3,434
Fund shares redeemed	1,966
Trustees’ fees*	1,710
Miscellaneous	102,660
Total liabilities	2,693,142
Net assets	$201,517,334

Net assets consist of:
Paid in capital	$197,390,490
Total distributable earnings (loss)	4,126,844
Net assets	$201,517,334

A-Class:
Net assets	$196,562,594
Capital shares outstanding	9,599,809
Net asset value per share	$20.48
Maximum offering price per share (Net asset value divided by 95.25%)	$21.50

C-Class:
Net assets	$972,511
Capital shares outstanding	68,396
Net asset value per share	$14.22

P-Class:
Net assets	$235,590
Capital shares outstanding	11,657
Net asset value per share	$20.21

Institutional Class:
Net assets	$3,746,639
Capital shares outstanding	184,443
Net asset value per share	$20.31

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$981,120
Dividends from securities of affiliated issuers	4,407,015
Interest	151,120
Total investment income	5,539,255

Expenses:
Management fees	1,507,027
Distribution and service fees:
A-Class	489,519
C-Class	10,115
P-Class	645
Transfer agent/maintenance fees:
A-Class	161,019
C-Class	2,486
P-Class	335
Institutional Class	3,844
Fund accounting/administration fees	160,751
Interest Expense	35,099
Trustees’ fees*	21,273
Custodian fees	17,771
Line of credit fees	3,523
Miscellaneous	219,151
Total expenses	2,632,558
Less:
Expenses waived by Adviser	(64,734)
Net expenses	2,567,824
Net investment income	2,971,431

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(250,917)
Investments in affiliated issuers	195,244
Distributions received from affiliated investment companies	39,324
Swap agreements	2,027,836
Futures contracts	(524,530)
Net realized gain	1,486,957
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,251,202)
Investments in affiliated issuers	(1,179,398)
Swap agreements	(995,558)
Futures contracts	(48,219)
Net change in unrealized appreciation (depreciation)	(3,474,377)
Net realized and unrealized loss	(1,987,420)
Net increase in net assets resulting from operations	$984,011

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,971,431	$2,808,320
Net realized gain on investments	1,486,957	34,055,009
Net change in unrealized appreciation (depreciation) on investments	(3,474,377)	(2,746,381)
Net increase in net assets resulting from operations	984,011	34,116,948

Distributions to shareholders:
A-Class	(33,235,169)	(34,164,488)
C-Class	(243,784)	(475,223)
P-Class	(57,515)	(87,267)
Institutional Class	(818,298)	(998,960)
Total distributions to shareholders	(34,354,766)	(35,725,938)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,230,249	6,578,624
C-Class	282,941	457,398
P-Class	68,423	123,734
Institutional Class	1,679,246	4,334,054
Distributions reinvested
A-Class	31,501,637	31,962,892
C-Class	241,526	467,557
P-Class	57,515	87,266
Institutional Class	755,670	922,633
Cost of shares redeemed
A-Class	(28,897,196)	(25,292,149)
C-Class	(515,190)	(1,900,350)
P-Class	(141,618)	(372,908)
Institutional Class	(4,457,139)	(4,225,529)
Net increase from capital share transactions	8,806,064	13,143,222
Net increase (decrease) in net assets	(24,564,691)	11,534,232

Net assets:
Beginning of year	226,082,025	214,547,793
End of year	$201,517,334	$226,082,025

Capital share activity:
Shares sold
A-Class	418,821	272,567
C-Class	19,388	25,701
P-Class	3,096	5,149
Institutional Class	79,717	187,375
Shares issued from reinvestment of distributions
A-Class	1,858,504	1,401,881
C-Class	20,382	27,407
P-Class	3,435	3,861
Institutional Class	45,011	40,770
Shares redeemed
A-Class	(1,462,254)	(1,055,618)
C-Class	(38,707)	(106,147)
P-Class	(7,893)	(16,275)
Institutional Class	(217,211)	(175,281)
Net increase in shares	722,289	611,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.78	$25.23	$21.86	$21.14	$24.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.30	.24	.16	.11
Net gain (loss) on investments (realized and unrealized)	(.72)	3.52	3.72	3.04	(.12)
Total from investment operations	(.42)	3.82	3.96	3.20	(.01)
Less distributions from:
Net investment income	(.30)	(.24)	(.16)	(.13)	(.22)
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(3.88)	(4.27)	(.59)	(2.48)	(3.38)
Net asset value, end of period	$20.48	$24.78	$25.23	$21.86	$21.14

Total Return[b]	1.50%	16.60%	18.58%	16.13%	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,563	$217,697	$206,033	$188,979	$177,748
Ratios to average net assets:
Net investment income (loss)	1.48%	1.27%	1.03%	0.79%	0.48%
Total expenses[c]	1.31%	1.34%	1.38%	1.33%	1.32%
Net expenses[d]	1.28%	1.31%	1.34%	1.31%	1.32%
Portfolio turnover rate	51%	46%	30%	50%	65%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.41	$19.74	$17.22	$17.17	$20.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.06	.03	(.02)	(.08)
Net gain (loss) on investments (realized and unrealized)	(.69)	2.69	2.92	2.42	(.06)
Total from investment operations	(.61)	2.75	2.95	2.40	(.14)
Less distributions from:
Net investment income	—	(.05)	—	—	(.08)
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(3.58)	(4.08)	(.43)	(2.35)	(3.24)
Net asset value, end of period	$14.22	$18.41	$19.74	$17.22	$17.17

Total Return[b]	0.60%	15.56%	17.59%	15.00%	(1.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$973	$1,239	$2,376	$2,650	$2,767
Ratios to average net assets:
Net investment income (loss)	0.58%	0.33%	0.19%	(0.14%)	(0.44%)
Total expenses[c]	2.23%	2.24%	2.23%	2.27%	2.25%
Net expenses[d]	2.19%	2.21%	2.20%	2.25%	2.25%
Portfolio turnover rate	51%	46%	30%	50%	65%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$24.49	$25.03	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.26	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	(.73)	3.45	3.68	2.97	(2.04)
Total from investment operations	(.44)	3.71	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.26)	(.22)	(.19)	(.19)	—
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	—
Total distributions	(3.84)	(4.25)	(.62)	(2.54)	—
Net asset value, end of period	$20.21	$24.49	$25.03	$21.75	$21.11

Total Return	1.47%	16.23%	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236	$319	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.45%	1.06%	0.93%	1.02%	0.31%
Total expenses[c]	1.36%	1.56%	1.47%	1.22%	1.38%
Net expenses[d]	1.33%	1.53%	1.44%	1.19%	1.38%
Portfolio turnover rate	51%	46%	30%	50%	65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.65	$25.13	$21.78	$21.00	$24.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.37	.32	.24	.12
Net gain (loss) on investments (realized and unrealized)	(.75)	3.51	3.69	3.10	(.10)
Total from investment operations	(.40)	3.88	4.01	3.34	.02
Less distributions from:
Net investment income	(.36)	(.33)	(.23)	(.21)	(.28)
Net realized gains	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(3.94)	(4.36)	(.66)	(2.56)	(3.44)
Net asset value, end of period	$20.31	$24.65	$25.13	$21.78	$21.00

Total Return	1.74%	16.96%	18.96%	17.00%	(0.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,747	$6,826	$5,631	$4,247	$303
Ratios to average net assets:
Net investment income (loss)	1.73%	1.57%	1.35%	1.11%	0.52%
Total expenses[c]	1.09%	1.06%	1.05%	0.99%	1.25%
Net expenses[d]	1.06%	1.03%	1.01%	0.97%	1.25%
Portfolio turnover rate	51%	46%	30%	50%	65%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim StylePlus—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim StylePlus—Mid Growth Fund returned 2.34%1, compared with the 5.20% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the year ended September 30, 2019. The fixed income sleeve was the largest contributor, as positions in the Guggenheim Ultra Short Duration Fund and the Guggenheim Strategy Funds, which held asset-backed securities, investment-grade corporates, and non-agency residential mortgage-backed securities, constituted the majority of the Fund’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Health Care and Energy sectors and most underweight the Information Technology and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.5%
Guggenheim Strategy Fund III	32.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.8%
STERIS plc	0.5%
Post Holdings, Inc.	0.4%
Old Dominion Freight Line, Inc.	0.4%
Hill-Rom Holdings, Inc.	0.4%
Leidos Holdings, Inc.	0.3%
Zebra Technologies Corp. — Class A	0.3%
Bio-Rad Laboratories, Inc. — Class A	0.3%
Top Ten Total	79.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	2.34%	9.95%	11.95%
A-Class Shares with sales charge‡	(2.52%)	8.88%	11.29%
C-Class Shares	1.46%	9.01%	10.99%
C-Class Shares with CDSC§	0.74%	9.01%	10.99%
Russell Midcap Growth Index	5.20%	11.12%	14.08%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	2.42%	10.08%	11.32%
Russell Midcap Growth Index	5.20%	11.12%	12.79%

	1 Year	Since Inception (05/01/15)
P-Class Shares	2.22%	8.34%
Russell Midcap Growth Index	5.20%	9.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	September 30, 2019
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 20.5%

Consumer, Non-cyclical - 6.7%
STERIS plc	2,859	$413,097
Post Holdings, Inc.*	2,917	308,735
Hill-Rom Holdings, Inc.	2,865	301,484
Bio-Rad Laboratories, Inc. — Class A*	765	254,546
Encompass Health Corp.	3,717	235,212
Service Corporation International	4,529	216,531
Molina Healthcare, Inc.*	1,856	203,640
PRA Health Sciences, Inc.*	2,038	202,231
Sabre Corp.	8,629	193,246
Charles River Laboratories International, Inc.*	1,335	176,714
Aaron’s, Inc.	2,652	170,418
Humana, Inc.	644	164,652
Zimmer Biomet Holdings, Inc.	1,197	164,312
West Pharmaceutical Services, Inc.	1,141	161,817
H&R Block, Inc.	6,586	155,561
Universal Health Services, Inc. — Class B	983	146,221
Integra LifeSciences Holdings Corp.*	2,421	145,430
Catalent, Inc.*	2,720	129,635
Globus Medical, Inc. — Class A*	2,535	129,589
CoreLogic, Inc.*	2,776	128,446
McKesson Corp.	925	126,410
United Rentals, Inc.*	928	115,666
Haemonetics Corp.*	894	112,769
Sysco Corp.	1,394	110,684
Adtalem Global Education, Inc.*	2,834	107,947
Hologic, Inc.*	2,092	105,625
Flowers Foods, Inc.	4,558	105,427
WW International, Inc.*	2,743	103,740
Lamb Weston Holdings, Inc.	1,421	103,335
Syneos Health, Inc.*	1,900	101,099
Exelixis, Inc.*	5,315	93,996
Regeneron Pharmaceuticals, Inc.*	304	84,330
LivaNova plc*	1,132	83,530
Helen of Troy Ltd.*	505	79,618
HealthEquity, Inc.*	1,351	77,203
Alexion Pharmaceuticals, Inc.*	725	71,006
ICU Medical, Inc.*	426	67,990
WEX, Inc.*	267	53,953
Total Consumer, Non-cyclical		5,705,845

Industrial - 4.5%
Old Dominion Freight Line, Inc.	1,797	305,436
Lincoln Electric Holdings, Inc.	2,885	250,303
Kennametal, Inc.	7,161	220,129
Gentex Corp.	7,760	213,672
Landstar System, Inc.	1,831	206,134
Carlisle Companies, Inc.	1,390	202,301
Regal Beloit Corp.	2,772	201,940
Kirby Corp.*	2,362	194,062
Kansas City Southern	1,376	183,022
Littelfuse, Inc.	1,029	182,452
Trimble, Inc.*	4,572	177,439
XPO Logistics, Inc.*	2,437	174,416
Expeditors International of Washington, Inc.	1,870	138,922
FedEx Corp.	888	129,266
EnerSys	1,875	123,638
J.B. Hunt Transport Services, Inc.	1,035	114,523
KBR, Inc.	4,651	114,136
Masco Corp.	2,662	110,952
GATX Corp.	1,408	109,162
Lennox International, Inc.	444	107,879
Louisiana-Pacific Corp.	4,118	101,220
Agilent Technologies, Inc.	1,235	94,638
Waters Corp.*	371	82,818
IDEX Corp.	488	79,973
Clean Harbors, Inc.*	1,011	78,049
Total Industrial		3,896,482

Consumer, Cyclical - 2.9%
MSC Industrial Direct Company, Inc. — Class A	3,138	227,599
Brinker International, Inc.	4,818	205,584
NVR, Inc.*	54	200,737
Cinemark Holdings, Inc.	5,146	198,841
Domino’s Pizza, Inc.	777	190,046
UniFirst Corp.	886	172,876
Deckers Outdoor Corp.*	918	135,277
Five Below, Inc.*	1,071	135,053
Cracker Barrel Old Country Store, Inc.	828	134,674
Live Nation Entertainment, Inc.*	2,002	132,813
Williams-Sonoma, Inc.	1,800	122,364
Wyndham Destinations, Inc.	2,643	121,631
Sally Beauty Holdings, Inc.*	7,683	114,400
Tapestry, Inc.	3,604	93,884
Aptiv plc	1,067	93,277
Tupperware Brands Corp.	4,065	64,512
AutoZone, Inc.*	56	60,739
Eldorado Resorts, Inc.*	1,400	55,818
Total Consumer, Cyclical		2,460,125

Technology - 2.3%
Leidos Holdings, Inc.	3,363	288,814
Zebra Technologies Corp. — Class A*	1,309	270,138
Teradyne, Inc.	4,053	234,709
MAXIMUS, Inc.	2,995	231,394
j2 Global, Inc.	1,770	160,752
Skyworks Solutions, Inc.	1,969	156,043
CDK Global, Inc.	2,766	133,017
Seagate Technology plc	2,207	118,714
NetApp, Inc.	1,821	95,621
Fair Isaac Corp.*	312	94,698
KLA Corp.	561	89,452
Tyler Technologies, Inc.*	248	65,100
PTC, Inc.*	628	42,817
Total Technology		1,981,269

Communications - 1.3%
John Wiley & Sons, Inc. — Class A	4,647	204,189
AMC Networks, Inc. — Class A*	3,545	174,272

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
STYLEPLUS—MID GROWTH FUND

	Shares	Value
Cable One, Inc.	122	$153,074
Ciena Corp.*	3,353	131,538
InterDigital, Inc.	2,311	121,258
New York Times Co. — Class A	3,548	101,047
eBay, Inc.	1,876	73,127
FactSet Research Systems, Inc.	293	71,190
Cars.com, Inc.*	6,283	56,421
Total Communications		1,086,116

Energy - 1.2%
ONEOK, Inc.	2,695	198,595
PBF Energy, Inc. — Class A	5,552	150,959
Equitrans Midstream Corp.	9,808	142,706
Apache Corp.	5,551	142,106
HollyFrontier Corp.	2,483	133,188
Marathon Oil Corp.	10,551	129,461
Murphy Oil Corp.	3,634	80,348
Southwestern Energy Co.*	24,038	46,393
Total Energy		1,023,756

Financial - 0.8%
Medical Properties Trust, Inc. REIT	10,671	208,725
Brixmor Property Group, Inc. REIT	7,370	149,537
Western Union Co.	6,344	146,991
Interactive Brokers Group, Inc. — Class A	2,464	132,514
Commerce Bancshares, Inc.	954	57,860
Total Financial		695,627

Utilities - 0.7%
National Fuel Gas Co.	4,555	213,720
UGI Corp.	3,759	188,965
Pinnacle West Capital Corp.	1,025	99,497
Aqua America, Inc.	2,042	91,543
Total Utilities		593,725

Basic Materials - 0.1%
Chemours Co.	6,646	99,291

Total Common Stocks
(Cost $16,938,323)		17,542,236

MUTUAL FUNDS† - 76.8%
Guggenheim Strategy Fund II1	1,192,497	29,609,705
Guggenheim Strategy Fund III[1]	1,121,720	27,841,081
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	844,513	8,411,350
Total Mutual Funds
(Cost $66,066,901)		65,862,136

MONEY MARKET FUND† - 2.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	2,168,538	2,168,538
Total Money Market Fund
(Cost $2,168,538)		2,168,538

Total Investments - 99.8%
(Cost $85,173,762)		$85,572,910
Other Assets & Liabilities, net - 0.2%		201,012
Total Net Assets - 100.0%		$85,773,922

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	18	Dec 2019	$2,679,975	$(15,067)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	2.19% (3 Month USD LIBOR + 0.10%)	At Maturity	12/30/19	19,854	$67,099,988	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,542,236	$—		$—	$17,542,236
Mutual Funds	65,862,136	—		—	65,862,136
Money Market Fund	2,168,538	—		—	2,168,538
Equity Index Swap Agreements**	—	—	*	—	—
Total Assets	$85,572,910	$—		$—	$85,572,910

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$15,067	$—	$—	$15,067

*	Includes security with unrealized appreciation/depreciation of less than $1.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares 09/30/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund — R6-Class	$6,598,929	$46,025	$(6,620,712)	$108,157	$(132,399)	$—	—	$45,899	$127
Guggenheim Strategy Fund II	25,058,692	9,461,295	(4,785,434)	109	(124,957)	29,609,705	1,192,497	759,209	11,746
Guggenheim Strategy Fund III	30,040,343	1,837,757	(3,819,309)	(29,757)	(187,953)	27,841,081	1,121,720	821,655	1,125
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	8,642,455	18,716,504	(18,932,052)	(17,736)	2,179	8,411,350	844,513	243,641	2,525
	$70,340,419	$30,061,581	$(34,157,507)	$60,773	$(443,130)	$65,862,136		$1,870,404	$15,523

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $19,106,861)	$19,710,774
Investments in affiliated issuers, at value (cost $66,066,901)	65,862,136
Cash	8,350
Segregated cash with broker	63,000
Prepaid expenses	35,809
Receivables:
Swap settlement	1,268,987
Dividends	138,755
Interest	5,501
Fund shares sold	2,113
Total assets	87,095,425

Liabilities:
Segregated cash due to broker	750,000
Payable for:
Securities purchased	122,187
Fund shares redeemed	304,142
Management fees	48,555
Distribution and service fees	17,556
Transfer agent/maintenance fees	6,723
Fund accounting/administration fees	5,351
Trustees’ fees*	1,404
Variation margin on futures contracts	1,305
Miscellaneous	64,280
Total liabilities	1,321,503
Net assets	$85,773,922

Net assets consist of:
Paid in capital	$83,521,040
Total distributable earnings (loss)	2,252,882
Net assets	$85,773,922

A-Class:
Net assets	$83,026,836
Capital shares outstanding	2,094,774
Net asset value per share	$39.64
Maximum offering price per share (Net asset value divided by 95.25%)	$41.62

C-Class:
Net assets	$1,682,919
Capital shares outstanding	65,573
Net asset value per share	$25.66

P-Class:
Net assets	$92,561
Capital shares outstanding	2,363
Net asset value per share	$39.17

Institutional Class:
Net assets	$971,606
Capital shares outstanding	24,511
Net asset value per share	$39.64

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $20)	$228,724
Dividends from securities of affiliated issuers	1,870,404
Interest	60,642
Total investment income	2,159,770

Expenses:
Management fees	637,574
Distribution and service fees:
A-Class	206,436
C-Class	16,741
P-Class	245
Transfer agent/maintenance fees:
A-Class	88,757
C-Class	4,257
P-Class	232
Institutional Class	1,629
Fund accounting/administration fees	68,009
Prime broker interest expense	28,866
Trustees’ fees*	19,447
Custodian fees	7,860
Line of credit fees	1,234
Miscellaneous	158,245
Total expenses	1,239,532
Less:
Expenses waived by Adviser	(27,811)
Earnings credits applied	(521)
Total waived expenses	(28,332)
Net expenses	1,211,200
Net investment income	948,570

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(114,693)
Investments in affiliated issuers	60,773
Distributions received from affiliated investment companies	15,523
Swap agreements	1,464,999
Futures contracts	(176,444)
Net realized gain	1,250,158
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(122,625)
Investments in affiliated issuers	(443,130)
Swap agreements	297,228
Futures contracts	(14,760)
Net change in unrealized appreciation (depreciation)	(283,287)
Net realized and unrealized gain	966,871
Net increase in net assets resulting from operations	$1,915,441

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$948,570	$728,677
Net realized gain on investments	1,250,158	16,735,826
Net change in unrealized appreciation (depreciation) on investments	(283,287)	(2,764,532)
Net increase in net assets resulting from operations	1,915,441	14,699,971

Distributions to shareholders:
A-Class	(15,751,937)	(9,270,951)
C-Class	(404,113)	(593,301)
P-Class	(21,229)	(12,477)
Institutional Class	(165,670)	(237,769)
Total distributions to shareholders	(16,342,949)	(10,114,498)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,824,230	5,516,404
C-Class	481,877	374,112
P-Class	13,250	1,585,053
Institutional Class	740,878	2,172,283
Distributions reinvested
A-Class	15,152,789	8,840,748
C-Class	399,145	587,100
P-Class	21,229	12,477
Institutional Class	158,129	232,834
Cost of shares redeemed
A-Class	(13,619,860)	(8,509,704)
C-Class	(670,235)	(3,089,435)
P-Class	(44,190)	(1,603,227)
Institutional Class	(613,555)	(3,242,555)
Net increase from capital share transactions	9,843,687	2,876,090
Net increase (decrease) in net assets	(4,583,821)	7,461,563

Net assets:
Beginning of year	90,357,743	82,896,180
End of year	$85,773,922	$90,357,743

Capital share activity:
Shares sold
A-Class	204,461	115,313
C-Class	20,362	10,754
P-Class	343	32,510
Institutional Class	18,602	47,234
Shares issued from reinvestment of distributions
A-Class	481,032	197,822
C-Class	19,433	18,125
P-Class	681	282
Institutional Class	5,020	5,208
Shares redeemed
A-Class	(351,396)	(180,073)
C-Class	(25,905)	(89,006)
P-Class	(1,197)	(32,829)
Institutional Class	(16,682)	(71,578)
Net increase in shares	354,754	53,762

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$49.70	$47.34	$40.52	$41.49	$45.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.41	.34	.19	.07
Net gain (loss) on investments (realized and unrealized)	(1.58)	7.70	6.72	4.25	.63
Total from investment operations	(1.13)	8.11	7.06	4.44	.70
Less distributions from:
Net investment income	(.41)	(.24)	(.24)	(.05)	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(8.93)	(5.75)	(.24)	(5.41)	(5.03)
Net asset value, end of period	$39.64	$49.70	$47.34	$40.52	$41.49

Total Return[b]	2.34%	18.51%	17.54%	11.55%	1.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,027	$87,509	$77,049	$72,179	$73,178
Ratios to average net assets:
Net investment income (loss)	1.13%	0.87%	0.78%	0.48%	0.16%
Total expenses[c]	1.44%	1.55%	1.45%	1.45%	1.47%
Net expenses[d]	1.41%	1.52%	1.42%	1.43%	1.47%
Portfolio turnover rate	73%	52%	43%	61%	75%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$35.78	$35.64	$30.58	$32.78	$37.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.02	(.03)	(.12)	(.25)
Net gain (loss) on investments (realized and unrealized)	(1.68)	5.63	5.09	3.28	.58
Total from investment operations	(1.60)	5.65	5.06	3.16	.33
Less distributions from:
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(8.52)	(5.51)	—	(5.36)	(5.03)
Net asset value, end of period	$25.66	$35.78	$35.64	$30.58	$32.78

Total Return[b]	1.46%	17.51%	16.55%	10.55%	0.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,683	$1,849	$3,984	$3,760	$4,762
Ratios to average net assets:
Net investment income (loss)	0.30%	0.05%	(0.08%)	(0.42%)	(0.68%)
Total expenses[c]	2.27%	2.33%	2.31%	2.34%	2.31%
Net expenses[d]	2.24%	2.30%	2.27%	2.32%	2.31%
Portfolio turnover rate	73%	52%	43%	61%	75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$49.12	$46.83	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.32	.24	.26	— [f]
Net gain (loss) on investments (realized and unrealized)	(1.58)	7.61	6.65	4.09	(4.48)
Total from investment operations	(1.17)	7.93	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.26)	(.13)	(.33)	(.20)	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	—
Total distributions	(8.78)	(5.64)	(.33)	(5.56)	—
Net asset value, end of period	$39.17	$49.12	$46.83	$40.27	$41.48

Total Return	2.22%	18.26%	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93	$125	$121	$102	$11
Ratios to average net assets:
Net investment income (loss)	1.04%	0.67%	0.55%	0.69%	—
Total expenses[c]	1.55%	1.68%	1.66%	1.39%	1.49%
Net expenses[d]	1.51%	1.64%	1.63%	1.35%	1.49%
Portfolio turnover rate	73%	52%	43%	61%	75%

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$49.80	$47.48	$40.59	$41.64	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.53	.42	.19	.11
Net gain (loss) on investments (realized and unrealized)	(1.63)	7.71	6.78	4.25	.60
Total from investment operations	(1.12)	8.24	7.20	4.44	.71
Less distributions from:
Net investment income	(.52)	(.41)	(.31)	(.13)	—
Net realized gains	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(9.04)	(5.92)	(.31)	(5.49)	(5.03)
Net asset value, end of period	$39.64	$49.80	$47.48	$40.59	$41.64

Total Return	2.42%	18.77%	17.88%	11.50%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$972	$875	$1,743	$113	$54
Ratios to average net assets:
Net investment income (loss)	1.28%	1.11%	0.95%	0.48%	0.23%
Total expenses[c]	1.31%	1.26%	1.26%	1.46%	1.41%
Net expenses[d]	1.28%	1.23%	1.22%	1.44%	1.41%
Portfolio turnover rate	73%	52%	43%	61%	75%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim World Equity Income Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Evan Einstein, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim World Equity Income Fund returned 0.14%1, compared with the 1.83% return of its benchmark, the MSCI World Index.

Performance Review

The Guggenheim World Equity Income Fund delivered on its mandate to provide current equity income while providing a stable long-term total return. During the year, the Fund behaved well, as it balanced generating income while doing so with lower risk than the benchmark. The Fund tends to outperform in periods of decline or uncertainty.

Even though the Fund underperformed the MSCI World Index, it paid a distribution of 3.1% for the year, which reflected its successful navigation of the declining rate environment; being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The tactical currency hedge, which makes use of currency futures, detracted slightly from performance for the year as the Fund navigated very choppy currency rates, particularly in the euro, pound, and yen. Currencies were in flux with factors like Brexit, trade uncertainty, and concern over slower global growth.

The primary contributor to the Fund’s relative return came from good sector allocation, primarily overweights to Utilities, the Fund’s largest, and Real Estate, although the Fund was penalized by stock selection in Utilities. Duke Energy Corp. benefited from a flight to safety as the market declined in the fourth quarter of 2018. Real Estate is a prime sector to find stable-yielding names, and the sector benefited from Japan Retail Fund Investment Corp., a REIT which offers a 3.66% indicated yield and has a consistent history of dividend increases, as well as Essex Property Trust, Inc.. Allocation and stock selection in Communication Services also contributed to performance for the period, particularly from an underweight in Netflix, Inc., which was lower for the year.

Stock selection in Health Care, and selection and allocation in Consumer Staples, were the largest detractors from performance. Allergan plc and Idexx Laboratories, Inc. were significant individual health-related detractors, while tobacco names like Imperial Brands plc, Altria Group, Inc., and Philip Morris International, Inc. were some of the biggest contributors to the negative selection in Consumer Staples. The Fund shifted from an underweight to an overweight in Consumer Staples in the fourth quarter of 2018, in a search for safety during a turbulent period for equities, and the overweight has remained.

The portfolio’s largest underweight for the period on average was in Industrials, which was neutral in terms of allocation contribution, but stock selection detracted, as the Fund was underweight W.W. Grainger, Inc. and overweight 3M Co., which took a big hit in the summer.

From a country prospective, allocation detracted from performance, particularly an underweight to the U.S. That stance helped in the fourth quarter of 2018, but less so as the U.S. equity markets gained strength during 2019. The overweight was reduced as the period progressed. An overweight to the UK also detracted, given continuing Brexit uncertainty, as names like BP plc suffered. An overweight to Australia contributed, as the political climate there indicated lower risk for banks.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Portfolio Positioning

Global equities remain an important allocation in investors’ portfolios. Although the year was volatile, the index ended slightly higher. The turmoil gives cause for pause as the market searches for direction. All the uncertainty caused the VIX index to end higher as well. We continue to position ourselves more safely than the broader market as we anticipate volatility to continue. Accordingly, we have reduced our exposure to Information Technology, going from an overweight to underweight. Exposure to Materials was also brought up from underweight to in-line. Our Communication Services positions have increased as we look for reasonable positions with yield. We continue to seek out dividend yield, but avoid reaching for excessive or unsustainable yield.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long Term Investments
United States	57.5%
United Kingdom	7.9%
Japan	6.0%
Australia	5.6%
Canada	4.6%
France	2.9%
Singapore	2.3%
Other	13.2%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	2.6%
Apple, Inc.	1.7%
Home Depot, Inc.	1.5%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
Mastercard, Inc. — Class A	1.4%
Procter & Gamble Co.	1.4%
Verizon Communications, Inc.	1.3%
NextEra Energy, Inc.	1.2%
Pfizer, Inc.	1.2%
Top Ten Total	15.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	0.14%	5.05%	6.32%
A-Class Shares with sales charge‡	(4.64%)	4.04%	5.69%
C-Class Shares	(0.69%)	4.26%	5.52%
C-Class Shares with CDSC§	(1.66%)	4.26%	5.52%
MSCI World Index	1.83%	7.18%	9.01%

	1 Year	Since Inception (05/01/15)
P-Class Shares	0.06%	5.40%
MSCI World Index	1.83%	6.68%

	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	0.40%	5.33%	4.95%
MSCI World Index	1.83%	7.18%	7.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	September 30, 2019
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 98.2%

Financial - 23.5%
Mastercard, Inc. — Class A	3,391	$920,894
Commonwealth Bank of Australia	13,585	741,242
Westpac Banking Corp.	36,489	730,076
Intesa Sanpaolo SpA	242,147	574,347
HSBC Holdings plc	73,764	566,439
DBS Group Holdings Ltd.	30,200	546,401
Visa, Inc. — Class A	3,070	528,070
Public Storage REIT	2,110	517,520
National Australia Bank Ltd.	25,704	515,329
Simon Property Group, Inc. REIT	3,110	484,071
Daiwa House REIT Investment Corp. REIT	169	475,211
Marsh & McLennan Companies, Inc.	4,738	474,037
SmartCentres Real Estate Investment Trust REIT	18,483	453,545
Essex Property Trust, Inc. REIT	1,362	444,897
Swedbank AB — Class A	30,816	443,708
Canadian Imperial Bank of Commerce	5,203	429,416
VEREIT, Inc. REIT	42,985	420,393
RioCan Real Estate Investment Trust REIT	20,856	415,404
United Overseas Bank Ltd.	22,100	410,405
Sampo Oyj — Class A	9,844	391,528
Aflac, Inc.	7,109	371,943
Japan Retail Fund Investment Corp. REIT	175	370,033
Great-West Lifeco, Inc.	15,329	368,164
Ascendas Real Estate Investment Trust REIT	150,800	340,502
Invesco Ltd.	20,053	339,698
United Urban Investment Corp. REIT	174	333,155
Direct Line Insurance Group plc	80,792	298,232
ING Groep N.V.	26,100	273,293
Covivio REIT	2,500	264,664
Intercontinental Exchange, Inc.	2,700	249,129
Royal Bank of Canada	2,622	212,757
CME Group, Inc. — Class A	1,000	211,340
Klepierre S.A. REIT	6,000	203,838
American Express Co.	1,700	201,076
Aon plc	1,000	193,570
Zurich Insurance Group AG	500	191,410
Scentre Group REIT	70,200	186,233
NN Group N.V.	5,000	177,388
Equity LifeStyle Properties, Inc. REIT	1,300	173,680
JPMorgan Chase & Co.	1,321	155,468
Australia & New Zealand Banking Group Ltd.	8,026	154,517
Arthur J Gallagher & Co.	1,500	134,355
Total Financial		15,887,378

Consumer, Non-cyclical - 21.3%
Johnson & Johnson	7,673	992,733
Procter & Gamble Co.	7,381	918,049
Pfizer, Inc.	21,784	782,699
Roche Holding AG	2,612	760,282
AbbVie, Inc.	9,316	705,407
Medtronic plc	6,432	698,644
Amgen, Inc.	3,389	655,806
Kimberly-Clark Corp.	4,461	633,685
Philip Morris International, Inc.	8,166	620,045
Altria Group, Inc.	15,100	617,590
S&P Global, Inc.	2,354	576,683
PepsiCo, Inc.	3,921	537,569
Colgate-Palmolive Co.	7,105	522,288
Unilever plc	8,000	481,033
Japan Tobacco, Inc.	21,200	463,956
Zoetis, Inc.	3,600	448,524
Imperial Brands plc	18,384	413,230
Sanofi	4,089	379,209
Kellogg Co.	5,767	371,106
Unilever N.V.	6,000	360,772
Woolworths Group Ltd.	12,925	325,263
Mitsubishi Tanabe Pharma Corp.	27,900	305,808
STERIS plc	1,700	245,633
Novartis AG	2,300	199,469
General Mills, Inc.	3,380	186,306
CSL Ltd.	1,100	173,524
Moody’s Corp.	800	163,864
Sysco Corp.	2,000	158,800
Atlantia SpA	6,556	158,610
Cochlear Ltd.	1,100	154,560
Sonic Healthcare Ltd.	7,000	132,543
Takeda Pharmaceutical Company Ltd.	3,800	129,699
Dairy Farm International Holdings Ltd.	19,900	125,370
Total Consumer, Non-cyclical		14,398,759

Technology - 12.7%
Microsoft Corp.	12,500	1,737,875
Apple, Inc.	5,130	1,148,966
Texas Instruments, Inc.	5,868	758,381
International Business Machines Corp.	4,915	714,739
Broadcom, Inc.	2,272	627,231
Fiserv, Inc.*	5,847	605,691
Fidelity National Information Services, Inc.	4,483	595,163
Canon, Inc.	19,500	519,912
MSCI, Inc. — Class A	2,200	479,050
Maxim Integrated Products, Inc.	7,130	412,898
Konami Holdings Corp.	8,200	395,923
Paychex, Inc.	4,707	389,598
Intuit, Inc.	815	216,741
Total Technology		8,602,168

Communications - 12.7%
AT&T, Inc.	26,330	996,327
Verizon Communications, Inc.	14,784	892,362
Amazon.com, Inc.*	422	732,554
Alphabet, Inc. — Class C*	593	722,867
NTT DOCOMO, Inc.	22,300	567,855
CenturyLink, Inc.	43,840	547,123
BCE, Inc.	10,201	493,548
Elisa Oyj	8,108	418,130
HKT Trust & HKT Ltd.	245,663	389,937
TELUS Corp.	10,604	377,499
Orange S.A.	22,292	349,862

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
WORLD EQUITY INCOME FUND

	Shares	Value
Nippon Telegraph & Telephone Corp.	7,000	$333,839
Proximus SADP	10,031	298,021
Omnicom Group, Inc.	3,798	297,384
Telia Company AB	50,000	223,905
Facebook, Inc. — Class A*	1,147	204,258
Informa plc	18,000	188,577
CDW Corp.	1,140	140,493
Motorola Solutions, Inc.	800	136,328
Pearson plc	15,000	136,083
Auto Trader Group plc	20,000	125,423
Total Communications		8,572,375

Industrial - 8.3%
Lockheed Martin Corp.	1,855	723,561
3M Co.	3,700	608,280
Waste Management, Inc.	4,958	570,170
United Parcel Service, Inc. — Class B	4,159	498,331
Amcor plc	48,724	475,059
Republic Services, Inc. — Class A	5,446	471,351
Emerson Electric Co.	6,401	427,971
Lennox International, Inc.	1,580	383,892
Waste Connections, Inc.	3,653	336,076
Honeywell International, Inc.	1,936	327,571
Illinois Tool Works, Inc.	1,724	269,789
Alstom S.A.	5,000	207,316
Singapore Technologies Engineering Ltd.	60,100	167,021
Geberit AG	300	143,287
Total Industrial		5,609,675

Utilities - 7.9%
NextEra Energy, Inc.	3,443	802,185
Duke Energy Corp.	7,499	718,854
Dominion Energy, Inc.	8,854	717,528
Power Assets Holdings Ltd.	70,200	471,596
Snam SpA	91,482	462,198
Endesa S.A.	15,908	418,686
SSE plc	25,228	386,369
Terna Rete Elettrica Nazionale SpA	50,100	321,947
Fortum Oyj	12,000	283,777
PPL Corp.	8,275	260,580
Veolia Environnement S.A.	8,000	202,878
OGE Energy Corp.	3,656	165,909
AGL Energy Ltd.	9,000	116,403
Total Utilities		5,328,910

Consumer, Cyclical - 5.8%
Home Depot, Inc.	4,308	999,542
McDonald’s Corp.	3,521	755,994
Persimmon plc	18,395	490,835
Ford Motor Co.	46,932	429,897
Harvey Norman Holdings Ltd.	121,897	372,751
Las Vegas Sands Corp.	5,250	303,240
Starbucks Corp.	2,600	229,892
Crown Resorts Ltd.	15,863	129,033
Singapore Airlines Ltd.	17,800	117,742
Nissan Motor Company Ltd.	16,900	105,375
Total Consumer, Cyclical		3,934,301

Basic Materials - 3.7%
Linde plc	3,300	639,276
Rio Tinto plc	11,907	616,177
Air Products & Chemicals, Inc.	2,100	465,906
Croda International plc	6,000	358,561
International Paper Co.	5,663	236,827
Ecolab, Inc.	1,000	198,040
Total Basic Materials		2,514,787

Energy - 2.3%
Royal Dutch Shell plc — Class A	12,722	372,939
TOTAL S.A.	6,021	314,343
Chevron Corp.	2,300	272,780
ONEOK, Inc.	3,600	265,284
Exxon Mobil Corp.	2,200	155,342
Occidental Petroleum Corp.	3,000	133,410
Total Energy		1,514,098

Total Common Stocks
(Cost $62,281,712)		66,362,451

EXCHANGE-TRADED FUNDS† - 0.8%
iShares MSCI EAFE ETF	4,138	269,839
SPDR S&P 500 ETF Trust	905	268,577
Total Exchange-Traded Funds
(Cost $534,851)		538,416

MONEY MARKET FUND† - 0.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.79%[1]	407,459	407,459
Total Money Market Fund
(Cost $407,459)		407,459

Total Investments - 99.6%
(Cost $63,224,022)		$67,308,326
Other Assets & Liabilities, net - 0.4%		282,971
Total Net Assets - 100.0%		$67,591,297

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	22	Dec 2019	$3,014,138	$10,393

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
WORLD EQUITY INCOME FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$66,362,451	$—	$—	$66,362,451
Exchange-Traded Funds	538,416	—	—	538,416
Money Market Fund	407,459	—	—	407,459
Currency Futures Contracts**	10,393	—	—	10,393
Total Assets	$67,318,719	$—	$—	$67,318,719

**	This derivative is reported as unrealized appreciation/depreciation at period end.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $63,224,022)	$67,308,326
Foreign currency, at value (cost $17,267)	17,262
Segregated Cash	44,000
Prepaid expenses	35,133
Receivables:
Foreign tax reclaims	182,570
Dividends	146,148
Variation margin on futures contracts	11,137
Fund shares sold	3,308
Interest	656
Total assets	67,748,540

Liabilities:
Payable for:
Professional fees	33,812
Printing fees	29,524
Management fees	16,234
Fund shares redeemed	16,025
Transfer agent/maintenance fees	15,468
Distribution and service fees	14,255
Custodian fees	12,027
Fund accounting/administration fees	4,153
Distributions to shareholders	2,822
Trustees’ fees*	1,545
Miscellaneous	11,378
Total liabilities	157,243
Net assets	$67,591,297

Net assets consist of:
Paid in capital	$63,429,974
Total distributable earnings (loss)	4,161,323
Net assets	$67,591,297

A-Class:
Net assets	$60,638,534
Capital shares outstanding	3,974,523
Net asset value per share	$15.26
Maximum offering price per share (Net asset value divided by 95.25%)	$16.02

C-Class:
Net assets	$3,365,970
Capital shares outstanding	257,734
Net asset value per share	$13.06

P-Class:
Net assets	$128,968
Capital shares outstanding	8,384
Net asset value per share	$15.38

Institutional Class:
Net assets	$3,457,825
Capital shares outstanding	228,079
Net asset value per share	$15.16

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

WORLD EQUITY INCOME FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $224,666)	$2,821,468
Interest	11,341
Total investment income	2,832,809

Expenses:
Management fees	548,283
Distribution and service fees:
A-Class	151,778
C-Class	36,108
P-Class	355
Transfer agent/maintenance fees:
A-Class	35,515
C-Class	7,929
P-Class	200
Institutional Class	19,993
Registration fees	63,009
Fund accounting/administration fees	62,661
Custodian fees	23,202
Trustees’ fees*	19,552
Line of credit fees	1,819
Miscellaneous	105,702
Recoupment of previously waived fees:
A-Class	422
Total expenses	1,076,528
Less:
Expenses reimbursed by Adviser:
A-Class	(34,480)
C-Class	(7,843)
P-Class	(197)
Institutional Class	(19,586)
Expenses waived by Adviser	(66,398)
Earnings credits applied	(258)
Total waived/reimbursed expenses	(128,762)
Net expenses	947,766
Net investment income	1,885,043

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$298,561
Futures contracts	(103,726)
Foreign currency transactions	(3,745)
Net realized gain	191,090
Net change in unrealized appreciation (depreciation) on:
Investments	(2,570,106)
Futures contracts	(14,632)
Foreign currency translations	(2,810)
Net change in unrealized appreciation (depreciation)	(2,587,548)
Net realized and unrealized loss	(2,396,458)
Net decrease in net assets resulting from operations	$(511,415)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,885,043	$1,341,958
Net realized gain on investments	191,090	6,312,313
Net change in unrealized appreciation (depreciation) on investments	(2,587,548)	(602,150)
Net increase (decrease) in net assets resulting from operations	(511,415)	7,052,121

Distributions to shareholders:
A-Class	(2,009,452)	(1,156,255)
C-Class	(99,688)	(47,501)
P-Class	(4,761)	(4,572)
Institutional Class	(531,121)	(204,911)
Total distributions to shareholders	(2,645,022)	(1,413,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,128,968	6,655,092
C-Class	91,755	604,160
P-Class	21,480	102,160
Institutional Class	1,671,048	17,699,901
Distributions reinvested
A-Class	1,991,397	1,146,400
C-Class	95,462	45,750
P-Class	4,761	4,572
Institutional Class	530,037	201,768
Cost of shares redeemed
A-Class	(9,831,792)	(25,252,350)
C-Class	(863,102)	(3,249,720)
P-Class	(82,954)	(283,546)
Institutional Class	(17,688,013)	(2,769,819)
Net decrease from capital share transactions	(20,930,953)	(5,095,632)
Net increase (decrease) in net assets	(24,087,390)	543,250

Net assets:
Beginning of year	91,678,687	91,135,437
End of year	$67,591,297	$91,678,687

Capital share activity:
Shares sold
A-Class	210,190	431,369
C-Class	7,204	45,705
P-Class	1,447	6,473
Institutional Class	114,575	1,160,747
Shares issued from reinvestment of distributions
A-Class	138,399	74,729
C-Class	7,831	3,491
P-Class	329	295
Institutional Class	37,301	13,131
Shares redeemed
A-Class	(664,558)	(1,645,397)
C-Class	(68,969)	(244,443)
P-Class	(5,642)	(18,035)
Institutional Class	(1,170,759)	(180,147)
Net decrease in shares	(1,392,652)	(352,082)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.77	$14.84	$13.54	$12.28	$13.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.23	.31	.31	.29
Net gain (loss) on investments (realized and unrealized)	(.36)	.95	1.34	1.26	(1.18)
Total from investment operations	(.01)	1.18	1.65	1.57	(.89)
Less distributions from:
Net investment income	(.37)	(.25)	(.35)	(.31)	(.34)
Net realized gains	(.13)	—	—	—	—
Total distributions	(.50)	(.25)	(.35)	(.31)	(.34)
Net asset value, end of period	$15.26	$15.77	$14.84	$13.54	$12.28

Total Return[b]	0.14%	8.01%	12.31%	12.85%	(6.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,639	$67,679	$80,598	$80,575	$73,568
Ratios to average net assets:
Net investment income (loss)	2.39%	1.48%	2.23%	2.36%	2.21%
Total expenses[c]	1.37%	1.37%	1.34%	1.48%	1.48%
Net expenses[d,e,f]	1.22%	1.22%	1.24%	1.48%	1.43%
Portfolio turnover rate	127%	125%	94%	51%	131%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$13.53	$12.72	$11.63	$10.55	$11.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.09	.19	.18	.17
Net gain (loss) on investments (realized and unrealized)	(.33)	.83	1.13	1.09	(1.02)
Total from investment operations	(.12)	.92	1.32	1.27	(.85)
Less distributions from:
Net investment income	(.22)	(.11)	(.23)	(.19)	(.21)
Net realized gains	(.13)	—	—	—	—
Total distributions	(.35)	(.11)	(.23)	(.19)	(.21)
Net asset value, end of period	$13.06	$13.53	$12.72	$11.63	$10.55

Total Return[b]	(0.69%)	7.27%	11.46%	12.05%	(7.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,366	$4,215	$6,449	$5,455	$5,936
Ratios to average net assets:
Net investment income (loss)	1.64%	0.71%	1.53%	1.59%	1.50%
Total expenses[c]	2.28%	2.18%	2.19%	2.35%	2.28%
Net expenses[d,e,f]	1.97%	1.97%	1.99%	2.23%	2.23%
Portfolio turnover rate	127%	125%	94%	51%	131%

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$15.92	$15.08	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.24	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	(.39)	.95	1.35	1.35	(1.29)
Total from investment operations	(.03)	1.19	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.38)	(.35)	(.33)	(.28)	(.12)
Net realized gains	(.13)	—	—	—	—
Total distributions	(.51)	(.35)	(.33)	(.28)	(.12)
Net asset value, end of period	$15.38	$15.92	$15.08	$13.73	$12.33

Total Return	0.06%	7.99%	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129	$195	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	2.38%	1.50%	2.28%	2.58%	2.14%
Total expenses[c]	1.44%	1.40%	1.76%	1.33%	3.54%
Net expenses[d,e,f]	1.22%	1.22%	1.24%	1.33%	1.48%
Portfolio turnover rate	127%	125%	94%	51%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.71	$14.74	$13.44	$12.23	$13.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.29	.35	.31	.36
Net gain (loss) on investments (realized and unrealized)	(.37)	.93	1.33	1.28	(1.21)
Total from investment operations	.02	1.22	1.68	1.59	(.85)
Less distributions from:
Net investment income	(.44)	(.25)	(.38)	(.38)	(.37)
Net realized gains	(.13)	—	—	—	—
Total distributions	(.57)	(.25)	(.38)	(.38)	(.37)
Net asset value, end of period	$15.16	$15.71	$14.74	$13.44	$12.23

Total Return	0.40%	8.34%	12.61%	13.11%	(6.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,458	$19,589	$3,734	$2,824	$4,541
Ratios to average net assets:
Net investment income (loss)	2.67%	1.85%	2.50%	2.42%	2.70%
Total expenses[c]	1.17%	1.02%	1.09%	1.30%	1.23%
Net expenses[d,e,f]	0.97%	0.97%	0.98%	1.22%	1.23%
Portfolio turnover rate	127%	125%	94%	51%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	—	—	—
Institutional Class	—	0.02%	0.03%

*	Less than 0.01%.

[f]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented was as follows:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.22%	1.22%	1.22%	1.46%	1.46%
C-Class	1.97%	1.97%	1.97%	2.21%	2.21%
P-Class	1.22%	1.22%	1.22%	1.32%	1.46%
Institutional Class	0.97%	0.97%	0.96%	1.21%	1.21%

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the following Funds:

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At September 30, 2019, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the

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monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange (“NYSE”), if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security with the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries.Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (continued)

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index Exposure	$3,770,773	$—
StylePlus—Mid Growth Fund	Index Exposure	1,943,200	—
World Equity Income Fund	Hedge	—	7,485,981

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$38,064,416	$116,927,312
Market Neutral Real Estate Fund	Leverage	—	6,786,932
Risk Managed Real Estate Fund	Leverage	48,273,646	47,769,173
StylePlus—Large Core Fund	Index Exposure	158,716,808	—
StylePlus—Mid Growth Fund	Index Expsoure	67,416,935	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at September 30, 2019
Alpha Opportunity Fund	$—	$396,412	$—	$396,412
Risk Managed Real Estate Fund	—	4,024,685	—	4,024,685
World Equity Income Fund	—	—	10,393	10,393

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at September 30, 2019
Alpha Opportunity Fund	$—	$2,664,079	$—	$2,664,079
Market Neutral Real Estate Fund	—	270,133	—	270,133
Risk Managed Real Estate Fund	—	1,642,237	—	1,642,237
StylePlus—Large Core Fund	39,215	—	—	39,215
StylePlus—Mid Growth Fund	15,067	—	—	15,067

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$(3,722,081)	$—	$(3,722,081)
Market Neutral Real Estate Fund	—	(350,683)	—	(350,683)
Risk Managed Real Estate Fund	—	3,143,110	—	3,143,110
StylePlus—Large Core Fund	(524,530)	2,027,836	—	1,503,306
StylePlus—Mid Growth Fund	(176,444)	1,464,999	—	1,288,555
World Equity Income Fund	—	—	(103,726)	(103,726)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$7,578,832	$—	$7,578,832
Market Neutral Real Estate Fund	—	(354,351)	—	(354,351)
Risk Managed Real Estate Fund	—	665,617	—	665,617
StylePlus—Large Core Fund	(48,219)	(995,558)	—	(1,043,777)
StylePlus—Mid Growth Fund	(14,760)	297,228	—	282,468
World Equity Income Fund	—	—	(14,632)	(14,632)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$396,412	$—	$396,412	$(396,412)	$—	$—
Risk Managed Real Estate Fund	Custom basket swap agreements	4,024,685	—	4,024,685	(1,642,237)	(10,000)	2,372,448

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$2,664,079	$—	$2,664,079	$(2,664,079)	$—	$—
Market Neutral Real Estate Fund	Custom basket swap agreements	270,133	—	270,133	(270,133)	—	—
Risk Managed Real Estate Fund	Custom basket swap agreements	1,642,237	—	1,642,237	(1,642,237)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley	Custom basket swap agreements	$—	$10,000
StylePlus—Large Core Fund	Morgan Stanley	Futures contracts	163,800	—
	Wells Fargo	Total return swap agreements	—	2,130,000
StylePlus—Large Core Fund Total			163,800	2,130,000
StylePlus—Mid Growth Fund	Morgan Stanley	Futures contracts	63,000	—
	Wells Fargo	Total return swap agreements	—	750,000
StylePlus—Mid Growth Fund Total			63,000	750,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/21
Alpha Opportunity - P-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/21
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/21
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/21
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/21
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/21
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/21
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/21
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/21
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/21
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/21
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/21
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/21
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/21
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/21
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/21
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/21
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/21
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/21
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/21

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	Total
Alpha Opportunity Fund
A-Class	$—	$171	$677	$848
C-Class	1,244	574	594	2,412
P-Class	—	—	149	149
Institutional Class	—	—	19	19
Large Cap Value Fund
A-Class	78,038	93,910	86,271	258,219
C-Class	6,283	6,839	5,745	18,867
P-Class	762	552	654	1,968
Institutional Class	1,773	3,127	9,093	13,993
Market Neutral Real Estate Fund
A-Class	3,417	13,868	61,944	79,229
C-Class	4,410	4,083	3,045	11,538
P-Class	5,860	16,626	6,884	29,370
Institutional Class	151,686	164,604	115,010	431,300
Risk Managed Real Estate Fund
A-Class	—	—	596	596
C-Class	1,084	1,513	741	3,338
P-Class	—	3,625	2,877	6,502
Institutional Class	—	—	—	—
Small Cap Value Fund
A-Class	71,327	91,854	101,616	264,798
C-Class	29,870	31,586	21,993	83,449
P-Class	336	215	491	1,042
Institutional Class	15,554	34,694	35,461	85,709
World Equity Income Fund
A-Class	84,527	111,231	89,463	285,221
C-Class	12,042	12,493	11,022	35,557
P-Class	896	531	317	1,744
Institutional Class	2,846	5,983	27,702	36,531

For the year ended September 30, 2019, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$10,461
Large Cap Value Fund	339
Market Neutral Real Estate Fund	1,550
Risk Managed Real Estate Fund	20,644
Small Cap Value Fund	—
World Equity Income Fund	422

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$64,734
StylePlus—Mid Growth Fund	27,811

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2019, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	74%
Market Neutral Real Estate Fund	66%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$2,143,337	$—	$2,143,337
Large Cap Value Fund	1,106,601	2,342,370	3,448,971
Market Neutral Real Estate Fund	68,922	89,743	158,665
Risk Managed Real Estate Fund	2,914,307	2,618,643	5,532,950
Small Cap Value Fund	159,180	1,629,343	1,788,523
StylePlus—Large Core Fund	6,372,166	27,982,600	34,354,766
StylePlus—Mid Growth Fund	2,645,647	13,697,302	16,342,949
World Equity Income Fund	1,933,062	711,960	2,645,022

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$8,954,485	$2,150,783	$11,105,268
Large Cap Value Fund	2,185,587	3,071,973	5,257,560
Market Neutral Real Estate Fund	107,397	186,509	293,906
Risk Managed Real Estate Fund	6,909,847	1,379,189	8,289,036
Small Cap Value Fund	701,900	806,822	1,508,722
StylePlus—Large Core Fund	6,099,024	29,626,914	35,725,938
StylePlus—Mid Growth Fund	437,238	9,677,260	10,114,498
World Equity Income Fund	1,413,239	—	1,413,239

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$714,049	$—	$(1,437,555)	$(23,744,496)	$—	$(24,468,002)
Large Cap Value Fund	936,171	3,231,088	5,536,307	—	—	9,703,566
Market Neutral Real Estate Fund	105,833	51,566	700,836	—	—	858,235
Risk Managed Real Estate Fund	—	4,553,697	36,742,167	—	(902,246)	40,393,618
Small Cap Value Fund	—	192,863	5,699	—	—	198,562
StylePlus—Large Core Fund	2,971,382	334,010	821,452	—	—	4,126,844
StylePlus—Mid Growth Fund	948,765	975,021	329,096	—	—	2,252,882
World Equity Income Fund	354,870	181,361	3,625,092	—	—	4,161,323

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund(s) were as follows:

		Unlimited
Fund		Short-Term	Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$—	$(18,158,063)	$(5,586,433)	$(23,744,496)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, foreign currency gains and losses, losses deferred due to wash sales, investments in real estate investment trusts, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of securities sold short, dividends payable, and “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Large Cap Value Fund	$483,837	$(483,837)
Market Neutral Real Estate Fund	14,185	(14,185)
Risk Managed Real Estate Fund	305,860	(305,860)
Small Cap Value Fund	88,545	(88,545)
StylePlus—Large Core Fund	1,170,284	(1,170,284)
StylePlus—Mid Growth Fund	311,106	(311,106)

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$90,642,378	$5,542,332	$(6,979,887)	$(1,437,555)
Large Cap Value Fund	50,151,223	9,290,213	(3,753,906)	5,536,307
Market Neutral Real Estate Fund	8,196,459	1,016,168	(315,332)	700,836
Risk Managed Real Estate Fund	182,317,732	40,827,561	(4,085,394)	36,742,167
Small Cap Value Fund	14,307,296	1,905,231	(1,899,532)	5,699
StylePlus—Large Core Fund	199,901,968	3,046,024	(2,224,572)	821,452
StylePlus—Mid Growth Fund	85,243,825	1,568,996	(1,239,911)	329,085
World Equity Income Fund	63,680,492	5,884,142	(2,256,308)	3,627,834

Note 7 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$146,745,840	$246,750,611
Large Cap Value Fund	21,561,466	27,881,361
Market Neutral Real Estate Fund	13,088,437	12,175,078
Risk Managed Real Estate Fund	269,593,856	250,511,604
Small Cap Value Fund	12,180,451	14,684,297
StylePlus—Large Core Fund	98,196,806	125,195,858
StylePlus—Mid Growth Fund	59,737,107	63,834,559
World Equity Income Fund	98,196,433	119,329,632

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2019.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2019, was $18,615.

Note 11 – Large Shareholder Risk

As of September 30, 2019, 73.6% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Guggenheim Alpha Opportunities Fund

Guggenheim Large Cap Value Fund

Guggenheim Small Cap Value Fund

Guggenheim StylePlus-Large Core Fund

Guggenheim StylePlus-Mid Growth Fund

Guggenheim World Equity Income Fund

Guggenheim Risk Managed Real Estate Fund

	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the five years in the period ended September 30, 2019
Guggenheim Market Neutral Real Estate Fund	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the three years in the period ended September 30, 2019 and the period from February 26, 2016 (commencement of operations) through September 30, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	100.00%	100.00%	0.00%	0.00%
Large Cap Value Fund	100.00%	100.00%	0.00%	100.00%
Market Neutral Real Estate Fund	8.26%	8.26%	0.00%	0.00%
Risk Managed Real Estate Fund	9.16%	9.34%	6.02%	0.00%
Small Cap Value Fund	97.31%	96.88%	2.17%	100.00%
StylePlus—Large Core Fund	15.09%	15.23%	0.00%	100.00%
StylePlus—Mid Growth Fund	10.58%	10.57%	0.00%	100.00%
World Equity Income Fund	100.00%	58.24%	0.00%	0.00%

With respect to the taxable year ended September 30, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Large Cap Value Fund	$2,342,370	$474,685
Market Neutral Real Estate Fund	89,743	13,840
Risk Managed Real Estate Fund	2,618,643	305,859
Small Cap Value Fund	1,629,343	88,545
StylePlus—Large Core Fund	27,982,600	1,170,284
StylePlus—Mid Growth Fund	13,697,302	310,311
World Equity Income Fund	711,960	—

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 43.72% for Market Neutral Real Estate Fund and 90.83% for Risk Managed Real Estate Fund.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is

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OTHER INFORMATION (Unaudited)(continued)

not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant

Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Municipal Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBINC-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
INVESTMENT GRADE BOND FUND	39
MUNICIPAL INCOME FUND	66
NOTES TO FINANCIAL STATEMENTS	82
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103
OTHER INFORMATION	105
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	114
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	119

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.84%	4.11%	$ 1,000.00	$ 1,041.10	$ 4.30
C-Class	1.59%	3.68%	1,000.00	1,036.80	8.12
P-Class	0.84%	4.03%	1,000.00	1,040.30	4.30
Institutional Class	0.59%	4.20%	1,000.00	1,042.00	3.02
High Yield Fund
A-Class	1.21%	4.35%	1,000.00	1,043.50	6.20
C-Class	1.97%	3.96%	1,000.00	1,039.60	10.07
P-Class	1.22%	4.45%	1,000.00	1,044.50	6.25
Institutional Class	0.93%	4.48%	1,000.00	1,044.80	4.77
R6-Class	0.82%	4.66%	1,000.00	1,046.60	4.21
Investment Grade Bond Fund
A-Class	0.80%	3.72%	1,000.00	1,037.20	4.09
C-Class	1.55%	3.35%	1,000.00	1,033.50	7.90
P-Class	0.80%	3.71%	1,000.00	1,037.10	4.09
Institutional Class	0.51%	3.82%	1,000.00	1,038.20	2.61
Municipal Income Fund
A-Class	0.81%	3.71%	1,000.00	1,037.10	4.14
C-Class	1.56%	3.33%	1,000.00	1,033.30	7.95
P-Class	0.81%	3.79%	1,000.00	1,037.90	4.14
Institutional Class	0.56%	3.92%	1,000.00	1,039.20	2.86

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.84%	5.00%	$ 1,000.00	$ 1,020.86	$ 4.26
C-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
P-Class	0.84%	5.00%	1,000.00	1,020.86	4.26
Institutional Class	0.59%	5.00%	1,000.00	1,022.11	2.99
High Yield Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.97%	5.00%	1,000.00	1,015.19	9.95
P-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
Institutional Class	0.93%	5.00%	1,000.00	1,020.41	4.71
R6-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
Investment Grade Bond Fund
A-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.51%	5.00%	1,000.00	1,022.51	2.59
Municipal Income Fund
A-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
P-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expense, the net expenses ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
High Yield Fund	1.15%	1.92%	1.17%	0.88%	0.76%
Investment Grade Bond Fund	0.79%	1.54%	0.79%	0.50%	N/A
Municipal Income Fund	0.80%	1.55%	0.80%	0.55%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Diversified Income Fund returned 5.31%1, compared with the 10.30% return of the Bloomberg Barclays U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI World Index, the Fund’s secondary benchmark, returned 7.92%.

The Fund seeks to achieve high current income with consideration for capital appreciation. The twelve month trailing distribution yield was 2.89% and the subsidized SEC 30-day yield was 3.16% for Class A shares. The SEC 30-day yield is based on net investment income for the 30-day period ended September 30, 2019, is annualized, and is divided by the maximum offering price at month-end.

The Fund’s allocation remained stable through the period, with about 70% in fixed income and 30% in equity.

The Fund’s relative return was due to its core fixed-income exposure and world equity exposure both underperforming their respective indices in the blended benchmark. The equity exposure overall added to Fund performance, with contributions from out-of-benchmark holdings in real estate investment trusts and global infrastructure. In the fixed-income part of the portfolio, performance of out-of-benchmark holdings in bank loans and high yield detracted from return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

DIVERSIFIED INCOME FUND

OBECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund — R6-Class	20.9%
Guggenheim Investment Grade Bond Fund — Institutional Class	20.9%
Guggenheim Floating Rate Strategies Fund — R6-Class	17.4%
Guggenheim Limited Duration Fund — R6-Class	10.4%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	10.3%
Invesco S&P High Income Infrastructure ETF	5.0%
Guggenheim World Equity Income Fund — Institutional Class	5.0%
John Hancock Investors Trust	0.3%
Western Asset Premier Bond Fund	0.3%
Neuberger Berman High Yield Strategies Fund, Inc.	0.3%
Top Ten Total	90.8%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	Since Inception (01/29/16)
A-Class Shares	5.31%	6.59%
A-Class Shares with sales charge‡	1.11%	5.41%
C-Class Shares	4.50%	5.79%
C-Class Shares with CDSC§	3.50%	5.79%
P-Class Shares	5.23%	6.57%
Institutional Class Shares	5.52%	6.84%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2019
DIVERSIFIED INCOME FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 5.0%
Invesco S&P High Income Infrastructure ETF	13,520	$367,882
Total Exchange-Traded Funds
(Cost $284,958)		367,882

MUTUAL FUNDS† - 84.8%
Guggenheim High Yield Fund — R6-Class[1]	141,920	1,545,504
Guggenheim Investment Grade Bond Fund — Institutional Class[1]	81,709	1,545,121
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	50,785	1,282,310
Guggenheim Limited Duration Fund — R6-Class[1]	31,075	766,309
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	22,085	762,161
Guggenheim World Equity Income Fund — Institutional Class[1]	24,211	367,036
Total Mutual Funds
(Cost $6,006,375)		6,268,441

CLOSED-END FUNDS† - 9.1%
John Hancock Investors Trust	1,278	21,752
Western Asset Premier Bond Fund	1,529	21,727
Neuberger Berman High Yield Strategies Fund, Inc.	1,763	21,279
BlackRock Enhanced Capital and Income Fund, Inc.	1,199	19,376
John Hancock Tax-Advantaged Dividend Income Fund	661	18,799
BlackRock Limited Duration Income Trust	1,200	18,756
PGIM High Yield Bond Fund, Inc.	1,242	18,568
BlackRock Multi-Sector Income Trust	1,067	18,310
Flaherty & Crumrine Preferred & Income Fund, Inc.	1,202	17,946
Eaton Vance Enhanced Equity Income Fund II	1,058	17,616
Eaton Vance Tax-Advantaged Dividend Income Fund	712	17,494
Calamos Convertible Opportunities and Income Fund	1,644	17,114
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,432	17,041
Apollo Tactical Income Fund, Inc.	1,095	16,589
PIMCO Corporate & Income Strategy Fund	904	16,588
Eaton Vance Tax-Managed Buy-Write Income Fund	1,057	16,542
BlackRock Credit Allocation Income Trust	1,209	16,467
PIMCO Dynamic Credit and Mortgage Income Fund	672	16,451
Western Asset Global High Income Fund, Inc.	1,650	16,385
Cohen & Steers Total Return Realty Fund, Inc.	1,093	16,166
AllianzGI Diversified Income & Convertible Fund	708	16,121
Apollo Senior Floating Rate Fund, Inc.	1,074	15,927
Western Asset High Income Fund II, Inc.	2,348	15,919
First Trust Energy Income and Growth Fund	700	15,862
Pioneer High Income Trust	1,717	15,831
Clough Global Dividend and Income Fund	1,450	15,732
BlackRock Corporate High Yield Fund, Inc.	1,452	15,609
Ivy High Income Opportunities Fund	1,128	15,465
KKR Income Opportunities Fund	991	15,430
Western Asset Emerging Markets Debt Fund, Inc.	1,100	15,279
ClearBridge MLP & Midstream Total Return Fund, Inc.	1,700	15,147
Brookfield Real Assets Income Fund, Inc.	670	15,135
Blackstone / GSO Strategic Credit Fund	1,030	15,038
Reaves Utility Income Fund	400	14,680
Western Asset Global Corporate Defined Opportunity Fund, Inc.	823	14,337
DoubleLine Income Solutions Fund	718	14,302
Eaton Vance Senior Floating-Rate Trust	1,077	14,044
AllianceBernstein Global High Income Fund, Inc.	1,164	13,956
Voya Global Advantage and Premium Opportunity Fund	1,289	13,328
Barings Global Short Duration High Yield Fund	748	13,015
Nuveen Senior Income Fund	2,251	12,988
Total Closed-End Funds
(Cost $638,401)		674,111

MONEY MARKET FUND† - 1.8%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.79%[2]	134,659	134,659
Total Money Market Fund
(Cost $134,659)		134,659

Total Investments - 100.7%
(Cost $7,064,393)		$7,445,093
Other Assets & Liabilities, net - (0.7)%		(54,289)
Total Net Assets - 100.0%		$7,390,804

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2019.

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$367,882	$—	$—	$367,882
Mutual Funds	6,268,441	—	—	6,268,441
Closed-End Funds	674,111	—	—	674,111
Money Market Fund	134,659	—	—	134,659
Total Assets	$7,445,093	$—	$—	$7,445,093

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares 09/30/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$639,499	$1,342,955	$(664,000)	$(16,286)	$(19,858)	$1,282,310	50,785	$52,663	$6
Guggenheim High Yield Fund — R6-Class	1,072,867	1,124,033	(659,998)	28,113	(19,511)	1,545,504	141,920	78,043	2,178
Guggenheim Investment Grade Bond Fund — Institutional Class	1,278,508	516,483	(285,680)	(4,288)	40,098	1,545,121	81,709	30,185	—
Guggenheim Limited Duration Fund — R6-Class	1,286,329	482,441	(998,991)	(3,621)	151	766,309	31,075	28,622	24
Guggenheim Risk Managed Real Estate Fund — Institutional Class	469,932	723,715	(550,075)	17,512	101,077	762,161	22,085	14,574	2,641
Guggenheim World Equity Income Fund — Institutional Class	316,169	60,226	—	—	(9,359)	367,036	24,211	10,151	2,574
	$5,063,304	$4,249,853	$(3,158,744)	$21,430	$92,598	$6,268,441		$214,238	$7,423

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $1,058,018)	$1,176,652
Investments in affiliated issuers, at value (cost $6,006,375)	6,268,441
Prepaid expenses	29,448
Receivables:
Securities sold	490,000
Investment Adviser	34,308
Dividends	22,891
Interest	115
Total assets	8,021,855

Liabilities:
Overdraft due to custodian bank	60
Payable for:
Securities purchased	591,854
Professional fees	24,684
Transfer agent/maintenance fees	4,250
Trustees’ fees*	1,049
Distribution and service fees	696
Fund shares redeemed	219
Miscellaneous	8,239
Total liabilities	631,051
Net assets	$7,390,804

Net assets consist of:
Paid in capital	$6,956,687
Total distributable earnings (loss)	434,117
Net assets	$7,390,804

A-Class:
Net assets	$277,717
Capital shares outstanding	10,291
Net asset value per share	$26.99
Maximum offering price per share (Net asset value divided by 96.00%)	$28.11

C-Class:
Net assets	$816,385
Capital shares outstanding	30,241
Net asset value per share	$27.00

P-Class:
Net assets	$131,272
Capital shares outstanding	4,868
Net asset value per share	$26.97

Institutional Class:
Net assets	$6,165,430
Capital shares outstanding	228,527
Net asset value per share	$26.98

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$57,153
Dividends from securities of affiliated issuers	214,238
Interest	1,967
Total investment income	273,358

Expenses:
Management fees	50,194
Distribution and service fees:
A-Class	389
C-Class	5,258
P-Class	315
Transfer agent/maintenance fees:
A-Class	820
C-Class	2,412
P-Class	644
Institutional Class	21,712
Registration fees	58,638
Professional fees	35,590
Fund accounting/administration fees	24,999
Trustees’ fees*	15,240
Custodian fees	10,096
Line of credit fees	151
Miscellaneous	20,672
Total expenses	247,130
Less:
Expenses reimbursed by Adviser:
A Class	(3,070)
C Class	(10,209)
P Class	(2,424)
Institutional Class	(104,793)
Expenses waived by Adviser	(80,295)
Earnings credits applied	(66)
Total waived/reimbursed expenses	(200,857)
Net expenses	46,273
Net investment income	227,085

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,368)
Investments in affiliated issuers	21,430
Distributions received from affiliated investment companies	7,423
Net realized gain	23,485
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	33,655
Investments in affiliated issuers	92,598
Net change in unrealized appreciation (depreciation)	126,253
Net realized and unrealized gain	149,738
Net increase in net assets resulting from operations	$376,823

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$227,085	$207,632
Net realized gain on investments	23,485	73,375
Net change in unrealized appreciation (depreciation) on investments	126,253	(218,573)
Net increase in net assets resulting from operations	376,823	62,434

Distributions to shareholders:
A-Class	(6,205)	(5,537)
C-Class	(14,082)	(4,610)
P-Class	(5,168)	(5,100)
Institutional Class	(254,600)	(242,306)
Total distributions to shareholders	(280,055)	(257,553)

Capital share transactions:
Proceeds from sale of shares
A-Class	128,478	2,202
C-Class	706,268	25,491
P-Class	1,939	8,835
Institutional Class	105,353	77,521
Distributions reinvested
A-Class	6,205	5,537
C-Class	14,082	4,610
P-Class	5,168	5,100
Institutional Class	254,600	242,306
Cost of shares redeemed
A-Class	(15)	—
C-Class	(70,916)	(17,551)
P-Class	(2,340)	(7,853)
Institutional Class	(22,132)	—
Net increase from capital share transactions	1,126,690	346,198
Net increase in net assets	1,223,458	151,079

Net assets:
Beginning of year	6,167,346	6,016,267
End of year	$7,390,804	$6,167,346

Capital share activity:
Shares sold
A-Class	4,778	82
C-Class	27,051	951
P-Class	72	324
Institutional Class	4,087	2,813
Shares issued from reinvestment of distributions
A-Class	239	205
C-Class	535	171
P-Class	199	189
Institutional Class	9,798	8,970
Shares redeemed
A-Class	(1)	—
C-Class	(2,764)	(659)
P-Class	(88)	(293)
Institutional Class	(830)	—
Net increase in shares	43,076	12,753

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.70	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.86	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	.50	(.70)	.89	2.03
Total from investment operations	1.36	.21	1.85	2.79
Less distributions from:
Net investment income	(.77)	(.90)	(.95)	(.67)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(1.07)	(1.09)	(1.39)	(.67)
Net asset value, end of period	$26.99	$26.70	$27.58	$27.12

Total Return[c]	5.31%	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.26%	3.37%	3.53%	4.35%
Total expenses[d]	4.03%	4.83%	4.16%	3.31%
Net expenses[e,f,g]	0.85%	0.84%	0.85%	0.77%
Portfolio turnover rate	58%	37%	44%	83%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.69	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.69	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	.46	(.69)	.87	2.03
Total from investment operations	1.15	.02	1.63	2.66
Less distributions from:
Net investment income	(.54)	(.70)	(.74)	(.55)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(.84)	(.89)	(1.18)	(.55)
Net asset value, end of period	$27.00	$26.69	$27.56	$27.11

Total Return[c]	4.50%	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$816	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.59%	2.63%	2.78%	3.58%
Total expenses[d]	4.74%	5.65%	5.13%	4.05%
Net expenses[e,f,g]	1.59%	1.59%	1.60%	1.52%
Portfolio turnover rate	58%	37%	44%	83%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.70	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.85	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	.51	(.70)	.89	2.05
Total from investment operations	1.36	.21	1.84	2.79
Less distributions from:
Net investment income	(.79)	(.90)	(.93)	(.68)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(1.09)	(1.09)	(1.37)	(.68)
Net asset value, end of period	$26.97	$26.70	$27.58	$27.11

Total Return	5.23%	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.22%	3.37%	3.51%	4.32%
Total expenses[d]	3.97%	4.82%	4.23%	3.21%
Net expenses[e,f,g]	0.85%	0.84%	0.85%	0.80%
Portfolio turnover rate	58%	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.72	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.92	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	.49	(.70)	.89	2.04
Total from investment operations	1.41	.28	1.92	2.83
Less distributions from:
Net investment income	(.85)	(.96)	(1.00)	(.72)
Net realized gains	(.30)	(.19)	(.44)	—
Total distributions	(1.15)	(1.15)	(1.44)	(.72)
Net asset value, end of period	$26.98	$26.72	$27.59	$27.11

Total Return	5.52%	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,165	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.47%	3.62%	3.78%	4.57%
Total expenses[d]	3.58%	4.42%	3.83%	2.93%
Net expenses[e,f,g]	0.60%	0.60%	0.59%	0.54%
Portfolio turnover rate	58%	37%	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.85%	0.84%	0.82%	0.76%
C-Class	1.59%	1.58%	1.57%	1.52%
P-Class	0.85%	0.84%	0.82%	0.79%
Institutional Class	0.60%	0.59%	0.57%	0.54%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.19%
C-Class	—	—	0.19%
P-Class	—	—	0.16%
Institutional Class	—	—	0.16%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim High Yield Bond Fund returned 4.99%1, compared to 6.36% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The high-yield market delivered its third straight quarter of positive performance, more than offsetting the negative performance from the fourth quarter of 2018. Fundamental factors underlying the corporate sector are supportive of high-yield bonds. Average leverage and interest coverage ratios remain strong coupled with stable corporate earnings. Notably, the trailing 12 month default rate2 in the ICE BofA Merrill Lynch High-Yield Index ticked higher and reached 1.67% at the end of September 2019, driven by the energy sector. However, the default rate excluding energy remains stable at less than 1%. Despite a positive fundamental backdrop, the high-yield market has experienced bouts of volatility on the back of concerns over trade, which has added some uncertainty to future economic growth. We believe credit selection will become increasingly important and expect the Fund to perform well in this type of environment.

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. Non-U.S. dollar denominated assets comprise less than 2% of the Fund. The Fund entered into currency forward contracts to hedge exchange rate risk. Over the course of the year, the U.S. dollar appreciated versus foreign currencies which resulted in a positive impact on the forward contracts and added to performance. This was offset by depreciation of the foreign currency assets in U.S. dollar terms.

Fund relative underperformance over the period was primarily due to the exposure to bank loans. During the fourth quarter of 2018, bank loans contributed positively to performance, as they experienced a smaller drawdown versus the broader high yield market. However, in 2019 bank loans have returned about half of the performance of high yield bonds. In addition, some individual investments in the Consumer Non-Cyclical sector underperformed the broader high yield market.

Performance was positively impacted by strong credit selection in energy, driven by defensive positioning in the sector. The Fund typically invests in energy credits that are less exposed to underlying commodity prices as evidenced by the underweight to oil field services and the overweight to midstream companies. In addition, the Fund avoided weak CCC-rated bonds and increased its exposure to higher quality credit, including BB-rated bonds. Over the period, CCCs underperformed higher quality bonds, signaling investor resistance to owning lower quality bonds at this stage of the cycle. The Fund is consistently positioned conservatively in terms of duration, with higher exposure to short-dated bonds and floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.
[2]	Default rate of ICE BofA Merrill Lynch U.S. High Yield Master II Index.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.1%
BBB	7.4%
BB	45.4%
B	34.7%
CCC	7.6%
CC	0.0%**
NR2	2.0%
Other Instruments	2.8%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1.9%
Vector Group Ltd., 6.13%	1.6%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.5%
Indigo Natural Resources LLC, 6.88%	1.5%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.5%
Great Lakes Dredge & Dock Corp., 8.00%	1.5%
EIG Investors Corp., 10.88%	1.4%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 9.50%	1.4%
Altice France S.A., 7.38%	1.3%
Terraform Global Operating LLC, 6.13%	1.3%
Top Ten Total	14.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	4.99%	4.77%	7.05%
A-Class Shares with sales charge‡	0.79%	3.76%	6.53%
C-Class Shares	4.12%	3.98%	6.25%
C-Class Shares with CDSC§	3.13%	3.98%	6.25%
Institutional Class Shares	5.15%	5.03%	7.35%
Bloomberg Barclays U.S. Corporate High Yield Index	6.36%	5.37%	7.94%

	1 Year	Since Inception (05/01/15)
P-Class Shares	4.98%	5.03%
Bloomberg Barclays U.S. Corporate High Yield Index	6.36%	5.46%

	1 Year	Since Inception (05/15/17)
R6-Class Shares	5.39%	4.31%
Bloomberg Barclays U.S. Corporate High Yield Index	6.36%	5.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2019
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 0.8%

Consumer, Non-cyclical - 0.4%
Chef Holdings, Inc.*,†††,1	7,502	$944,052
ATD New Holdings, Inc.*,††	21,488	601,664
Cengage Learning Holdings II, Inc.*,††	2,107	24,231
Targus Group International Equity, Inc.†††,1,2	12,825	21,720
Spectrum Brands Holdings, Inc.	2	107
Crimson Wine Group Ltd.*	8	60
Total Consumer, Non-cyclical		1,591,834

Utilities - 0.2%
TexGen Power LLC†††	26,665	1,066,600

Consumer, Cyclical - 0.1%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	421,224

Energy - 0.1%
SandRidge Energy, Inc.*	51,278	241,007

Industrial - 0.0%
BP Holdco LLC*,†††,1,2	23,711	8,372
Vector Phoenix Holdings, LP*,†††,1	23,711	1,984
Total Industrial		10,356

Financial - 0.0%
Jefferies Financial Group, Inc.	81	1,490

Total Common Stocks
(Cost $4,731,879)		3,332,511

PREFERRED STOCKS††† - 0.1%
Utilities - 0.1%
MediaNews Group, Inc.*,1	1,107	534,846

Industrial – 0.0%
U.S. Shipping Corp.*,1	14,718	—
Total Preferred Stocks
(Cost $535,573)		534,846

WARRANTS†† - 0.0%
SandRidge Energy, Inc.
$41.34, 10/04/22*	488	24
SandRidge Energy, Inc.
$42.03, 10/04/22*	205	21
Total Warrants
(Cost $43,811)		45

EXCHANGE-TRADED FUNDS† - 1.9%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	300,000	8,103,000
Total Exchange-Traded Funds
(Cost $8,141,077)		8,103,000

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	800,763	800,763
Total Money Market Fund
(Cost $800,763)		800,763

	Face Amount~
CORPORATE BONDS†† - 85.6%
Financial - 17.3%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[4]	4,150,000	4,134,438
6.25% due 06/03/26[4]	3,950,000	4,078,375
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4,5]	5,900,000	6,327,750
Hunt Companies, Inc.
6.25% due 02/15/26[4]	5,315,000	5,208,700
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[4]	5,075,000	5,011,563
Quicken Loans, Inc.
5.25% due 01/15/28[4]	4,350,000	4,489,200
5.75% due 05/01/25[4]	325,000	335,156
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	4,225,000	4,269,891
Kennedy-Wilson, Inc.
5.88% due 04/01/24	3,553,000	3,645,165
AmWINS Group, Inc.
7.75% due 07/01/26[4]	2,950,000	3,171,250
Newmark Group, Inc.
6.13% due 11/15/23	2,900,000	3,146,013
GEO Group, Inc.
5.88% due 10/15/24	2,000,000	1,720,000
6.00% due 04/15/26	1,050,000	847,350
5.88% due 01/15/22	500,000	482,370
Citigroup, Inc.
6.25%[6,7]	1,900,000	2,116,125
5.95%[6,7]	850,000	899,954
Springleaf Finance Corp.
6.13% due 03/15/24	1,125,000	1,210,781
7.13% due 03/15/26	1,050,000	1,164,791
6.63% due 01/15/28	450,000	483,885
CoreCivic, Inc.
4.75% due 10/15/27	2,700,000	2,372,625
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[4,5]	2,250,000	2,340,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,200,000	2,312,019
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]	2,050,000	2,108,937

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~	Value
JPMorgan Chase & Co.
6.13%[6,7]	1,250,000	$1,354,463
6.00%[6,7]	500,000	534,285
USI, Inc.
6.88% due 05/01/25[4]	1,650,000	1,674,717
CNO Financial Group, Inc.
5.25% due 05/30/29	1,350,000	1,478,250
Iron Mountain, Inc.
4.88% due 09/15/29[4]	1,350,000	1,370,655
Goldman Sachs Group, Inc.
5.30%[5,6,7]	1,100,000	1,155,000
NFP Corp.
6.88% due 07/15/25[4]	1,150,000	1,141,375
Assurant, Inc.
7.00% due 03/27/48[7]	950,000	1,059,250
CIT Bank North America
2.97% due 09/27/25[7]	850,000	849,745
Wilton Re Finance LLC
5.88% due 03/30/33[4,7]	650,000	666,845
Service Properties Trust
4.95% due 02/15/27	500,000	506,584
Equinix, Inc.
5.88% due 01/15/26	400,000	425,564
Wells Fargo & Co.
5.90%[6,7]	250,000	265,852
Total Financial		74,358,923

Communications - 15.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.38% due 06/01/29[4]	3,600,000	3,834,000
4.75% due 03/01/30[4]	2,550,000	2,588,785
5.13% due 05/01/27[4]	1,000,000	1,043,750
5.13% due 02/15/23	700,000	711,375
5.00% due 02/01/28[4]	425,000	439,344
Level 3 Financing, Inc.
4.63% due 09/15/27[4]	3,100,000	3,128,055
5.38% due 01/15/24	2,100,000	2,141,685
5.63% due 02/01/23[5]	1,134,000	1,148,175
5.38% due 08/15/22	900,000	905,062
5.25% due 03/15/26	575,000	597,914
Altice France S.A.
7.38% due 05/01/26[4]	5,300,000	5,682,713
8.13% due 02/01/27[4]	1,600,000	1,766,000
EIG Investors Corp.
10.88% due 02/01/24	5,850,000	6,084,000
Virgin Media Secured Finance plc
5.50% due 05/15/29[4]	5,100,000	5,323,125
CSC Holdings LLC
6.50% due 02/01/29[4]	3,200,000	3,556,720
5.75% due 01/15/30[4]	1,300,000	1,358,656
Cengage Learning, Inc.
9.50% due 06/15/24[4]	4,658,000	4,262,070
MDC Partners, Inc.
6.50% due 05/01/24[4]	3,622,000	3,300,548
Sirius XM Radio, Inc.
4.63% due 07/15/24[4]	1,600,000	1,658,928
5.50% due 07/01/29[4]	1,400,000	1,494,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4]	3,467,000	2,998,955
GrubHub Holdings, Inc.
5.50% due 07/01/27[4]	2,100,000	2,142,630
Ziggo BV
5.50% due 01/15/27[4]	1,900,000	1,980,180
Altice Financing S.A.
6.63% due 02/15/23[4]	1,700,000	1,744,625
Sprint Communications, Inc.
7.00% due 03/01/20[4]	1,600,000	1,626,000
Telenet Finance Lux Note
5.50% due 03/01/28	1,400,000	1,466,500
Midcontinent Communications / Midcontinent Finance Corp.
5.38% due 08/15/27[4]	1,000,000	1,052,500
Ziggo Bond Company BV
6.00% due 01/15/27[4]	850,000	887,188
Match Group, Inc.
5.63% due 02/15/29[4]	820,000	879,450
Cogent Communications Group, Inc.
5.38% due 03/01/22[4]	400,000	416,000
Total Communications		66,219,433

Consumer, Non-cyclical - 14.0%
Vector Group Ltd.
6.13% due 02/01/25[4,5]	7,335,000	7,023,263
Bausch Health Companies, Inc.
7.00% due 03/15/24[4]	4,900,000	5,149,704
6.50% due 03/15/22[4]	1,000,000	1,033,750
5.75% due 08/15/27[4]	400,000	432,332
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]	5,577,000	5,172,667
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4,5]	4,790,000	4,299,025
Tenet Healthcare Corp.
6.25% due 02/01/27[4]	2,000,000	2,083,100
5.13% due 11/01/27[4]	2,000,000	2,066,700
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	4,350,000	3,985,687
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[4]	3,350,000	3,488,355
5.25% due 04/15/24[4]	450,000	461,948
Harsco Corp.
5.75% due 07/31/27[4]	2,950,000	3,071,835
Beverages & More, Inc.
11.50% due 06/15/22[8]	3,525,000	2,538,000
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	2,500,000	2,487,500
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[4]	2,300,000	2,306,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~	Value
HCA, Inc.
5.88% due 02/01/29	2,050,000	$2,302,622
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[4]	1,168,000	1,033,680
6.00% due 07/15/23[4]	1,500,000	920,025
C&S Group Enterprises LLC
5.38% due 07/15/22[4]	1,800,000	1,820,250
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	1,750,000	1,785,000
AMN Healthcare, Inc.
4.63% due 10/01/27[4]	1,600,000	1,608,000
DaVita, Inc.
5.00% due 05/01/25	1,600,000	1,593,712
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	1,375,000	1,344,062
BidFair MergeRight, Inc.
7.38% due 10/15/27[4]	950,000	967,879
Avanos Medical, Inc.
6.25% due 10/15/22	775,000	787,594
Post Holdings, Inc.
5.50% due 12/15/29[4,5]	425,000	443,062
Total Consumer, Non-cyclical		60,206,192

Consumer, Cyclical - 11.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]	6,465,000	6,586,219
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.75% due 03/01/25	1,950,000	1,987,362
5.88% due 03/01/27	1,610,000	1,645,452
5.50% due 06/01/24	1,225,000	1,249,500
Wabash National Corp.
5.50% due 10/01/25[4]	3,685,000	3,620,512
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27	3,150,000	2,850,750
5.88% due 11/15/26	500,000	453,750
Williams Scotsman International, Inc.
6.88% due 08/15/23[4]	2,550,000	2,671,125
7.88% due 12/15/22[4]	550,000	574,750
Titan International, Inc.
6.50% due 11/30/23	3,100,000	2,464,500
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	2,225,000	2,302,875
Sabre GLBL, Inc.
5.38% due 04/15/23[4]	2,100,000	2,142,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[4]	2,000,000	2,110,040
MGM Resorts International
5.50% due 04/15/27	1,800,000	1,972,530
HD Supply, Inc.
5.38% due 10/15/26[4]	1,800,000	1,905,750
Party City Holdings, Inc.
6.63% due 08/01/26[4,5]	1,600,000	1,584,000
Anixter, Inc.
6.00% due 12/01/25	1,400,000	1,547,000
VOC Escrow Ltd.
5.00% due 02/15/28[4]	1,375,000	1,419,825
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4]	1,250,000	1,316,000
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[4]	1,165,000	1,179,562
Resideo Funding, Inc.
6.13% due 11/01/26[4]	1,050,000	1,107,750
Murphy Oil USA, Inc.
5.63% due 05/01/27	1,000,000	1,055,000
Boyne USA, Inc.
7.25% due 05/01/25[4]	800,000	871,680
Cedar Fair, LP
5.25% due 07/15/29[4]	750,000	802,500
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[4]	750,000	754,770
Allison Transmission, Inc.
4.75% due 10/01/27[4]	600,000	615,750
Beacon Roofing Supply, Inc.
4.50% due 11/15/26[4]	500,000	505,000
Performance Food Group, Inc.
5.50% due 10/15/27[4]	450,000	473,625
QVC, Inc.
4.85% due 04/01/24	400,000	422,168
Total Consumer, Cyclical		48,191,745

Energy - 10.2%
Indigo Natural Resources LLC
6.88% due 02/15/26[4]	7,050,000	6,353,812
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[4]	6,440,000	6,053,600
Unit Corp.
6.63% due 05/15/21	5,643,000	4,274,572
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	3,917,000	3,902,312
PDC Energy, Inc.
6.13% due 09/15/24	2,750,000	2,743,125
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[4]	2,650,000	2,199,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,475,000	2,089,395
Antero Resources Corp.
5.13% due 12/01/22	2,225,000	1,955,219
Range Resources Corp.
5.00% due 03/15/23	1,400,000	1,225,000

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~		Value
5.88% due 07/01/22		650,000	$622,375
NuStar Logistics, LP
5.63% due 04/28/27		960,000	1,014,000
6.00% due 06/01/26		750,000	811,725
CNX Resources Corp.
5.88% due 04/15/22		1,623,000	1,558,080
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[4]		1,500,000	1,545,000
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[4]		1,879,000	1,383,414
SRC Energy, Inc.
6.25% due 12/01/25		1,375,000	1,361,223
Pattern Energy Group, Inc.
5.88% due 02/01/24[4]		1,275,000	1,305,281
Bruin E&P Partners LLC
8.88% due 08/01/23[4]		1,710,000	1,278,225
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]		1,250,000	1,276,175
Basic Energy Services, Inc.
10.75% due 10/15/23[8]		1,225,000	894,250
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23[9]		1,017,000	25,425
SandRidge Energy, Inc.
7.50% due 03/15/21†††,1		250,000	—
Total Energy			43,871,708

Industrial - 10.0%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22		5,900,000	6,288,220
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4,5]		5,150,000	4,918,250
Standard Industries, Inc.
4.75% due 01/15/28[4]		2,770,000	2,863,238
5.38% due 11/15/24[4]		1,500,000	1,545,000
Masonite International Corp.
5.38% due 02/01/28[4]		1,800,000	1,876,500
5.75% due 09/15/26[4]		1,400,000	1,477,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
5.25% due 08/15/27[4]		2,800,000	2,835,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]		2,975,000	2,818,813
Amsted Industries, Inc.
5.63% due 07/01/27[4]		1,650,000	1,740,750
5.38% due 09/15/24[4]		991,000	1,012,059
JELD-WEN, Inc.
4.88% due 12/15/27[4]		1,900,000	1,881,000
Intertape Polymer Group, Inc.
7.00% due 10/15/26[4]		1,800,000	1,876,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.80% (3 Month USD LIBOR + 3.50%) due 07/15/21[4,10]		1,067,000	1,068,334
5.13% due 07/15/23[4]		1,000,000	1,023,750
5.75% due 10/15/20		726,831	728,357
Trinity Industries, Inc.
4.55% due 10/01/24		1,740,000	1,773,845
Berry Global, Inc.
4.88% due 07/15/26[4]		1,550,000	1,602,157
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]		1,525,000	1,559,312
American Woodmark Corp.
4.88% due 03/15/26[4]		1,075,000	1,083,063
Swissport Financing S.a r.l.
5.25% due 08/14/24	EUR	800,000	903,838
EnPro Industries, Inc.
5.75% due 10/15/26		750,000	799,687
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4,5]		700,000	747,250
TransDigm, Inc.
6.25% due 03/15/26[4]		350,000	375,812
Total Industrial			42,797,735

Utilities - 2.8%
Terraform Global Operating LLC
6.13% due 03/01/26[4]		5,330,000	5,476,575
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.50% due 05/20/25		2,550,000	2,738,063
5.75% due 05/20/27		1,100,000	1,185,250
Clearway Energy Operating LLC
5.75% due 10/15/25[4]		1,950,000	2,052,375
DPL, Inc.
7.25% due 10/15/21		512,000	549,120
Total Utilities			12,001,383

Basic Materials - 2.4%
Alcoa Nederland Holding BV
6.75% due 09/30/24[4]		1,750,000	1,839,687
7.00% due 09/30/26[4]		1,350,000	1,464,791
6.13% due 05/15/28[4]		900,000	958,410
Neon Holdings, Inc.
10.13% due 04/01/26[4]		1,675,000	1,687,563
Valvoline, Inc.
5.50% due 07/15/24		1,500,000	1,560,000
Novelis Corp.
5.88% due 09/30/26[4]		1,300,000	1,363,310
United States Steel Corp.
6.88% due 08/15/25[5]		1,125,000	1,015,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~	Value
Yamana Gold, Inc.
4.63% due 12/15/27	256,000	$271,112
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,9]	278,115	13,906
Total Basic Materials		10,174,091

Technology - 2.3%
NCR Corp.
6.38% due 12/15/23[5]	3,900,000	4,007,250
6.13% due 09/01/29[4]	2,250,000	2,371,612
TIBCO Software, Inc.
11.38% due 12/01/21[4]	2,000,000	2,086,875
CDK Global, Inc.
5.25% due 05/15/29[4]	950,000	983,250
Qorvo, Inc.
4.38% due 10/15/29[4]	650,000	654,469
Total Technology		10,103,456
Total Corporate Bonds
(Cost $371,374,378)		367,924,666

SENIOR FLOATING RATE INTERESTS††,10 - 16.7%
Technology - 3.6%
MRI Software LLC
7.80% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/30/23†††	2,528,009	2,502,729
7.80% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/30/23	541,259	535,846
Lytx, Inc.
8.79% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	2,273,165	2,236,461
Park Place Technologies LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25	2,250,119	2,235,111
GlobalFoundries, Inc.
6.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/05/26	1,500,000	1,456,875
Planview, Inc.
7.29% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	1,173,000	1,173,000
Advanced Computer Software
6.79% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	1,063,031	1,060,820
Emerald TopCo, Inc. (Press Ganey)
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	1,000,000	996,670
Aston FinCo S.A.R.L.
due 09/19/26	800,000	792,504
Cvent, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	742,462	732,253
Bullhorn, Inc.
8.91% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	679,539	676,884
Optiv, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	810,679	625,577
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	439,171	414,468
Solera LLC
6.54% (1 Month USD LIBOR + 4.50% and 1 Week USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1	208,333	196,483
Targus Group International, Inc.
due 05/24/16†††,1,2,9	153,489	—
Total Technology		15,635,681

Communications - 3.2%
Resource Label Group LLC
6.82% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23†††	1,850,530	1,646,971
10.82% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	1,500,000	1,245,000
Houghton Mifflin Co.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	2,674,052	2,591,612
Cengage Learning Acquisitions, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,395,951	2,262,185
Market Track LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24†††	2,450,000	2,205,000
McGraw-Hill Global Education Holdings LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	1,886,384	1,770,145
GTT Communications, Inc.
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	1,431,875	1,148,292
Imagine Print Solutions LLC
6.80% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	1,072,500	712,140
Total Communications		13,581,345

Industrial - 3.1%
Bhi Investments LLC
6.70% (6 Month USD LIBOR + 4.50% Rate Floor: 5.50%) due 08/28/24	1,875,213	1,854,117
10.95% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	1,500,000	1,481,250
Diversitech Holdings, Inc.
9.60% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	2,650,000	2,583,750
CPG International LLC
5.93% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	1,781,891	1,772,981
American Bath Group LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23	1,008,852	998,763
STS Operating, Inc. (SunSource)
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	992,211	968,646

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~		Value
Dynasty Acquisition Co.
6.10% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/06/26		900,000	$903,654
Tank Holdings Corp.
6.52% (1 Month USD LIBOR + 4.00% and 12 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/26/26		750,000	749,377
YAK MAT (YAK ACCESS LLC)
12.06% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		800,000	689,336
Bioplan USA, Inc.
6.79% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21		749,138	681,716
Avison Young (Canada), Inc.
7.16% (3 Month USD LIBOR + 5.00% Rate Floor: 5.00%) due 01/31/26		545,875	534,275
ProAmpac PG Borrower LLC
10.62% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24		350,000	332,500
Total Industrial			13,550,365

Consumer, Cyclical - 2.9%
Power Solutions (Panther)
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		1,625,000	1,607,742
American Tire Distributors, Inc.
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		1,333,443	1,168,096
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		330,924	326,582
World Triathlon Corp.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 08/15/26		1,300,000	1,306,500
Alexander Mann
5.71% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	1,100,000	1,300,753
Midas Intermediate Holdco II LLC
4.85% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21		1,280,253	1,232,884
BBB Industries, LLC
6.59% (2 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25		1,257,474	1,229,181
Prime Security Services Borrower LLC (ADT)
5.21% (1 Week USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26		1,050,000	1,038,355
Accuride Corp.
7.35% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		971,031	815,666
Sotheby’s
due 01/15/27		700,000	691,691
EnTrans International, LLC
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††		566,250	546,431
Blue Nile, Inc.
8.62% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23†††		697,500	544,050
Belk, Inc.
6.80% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22		486,571	352,764
SMG US Midco 2, Inc.
9.04% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26		300,000	303,000
Total Consumer, Cyclical			12,463,695

Consumer, Non-cyclical - 2.3%
Springs Window Fashions
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25		1,728,125	1,697,883
10.55% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		1,025,000	966,062
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.54% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		1,185,000	1,159,819
Civitas Solutions, Inc.
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26		995,292	997,532
CTI Foods Holding Co. LLC
9.26% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††		593,222	596,188
11.26% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24†††		310,427	291,802
DaVita, Inc.
4.29% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/12/26		800,000	804,080
Albertson’s LLC
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 11/17/25		750,000	754,253
Hearthside Group Holdings LLC
5.73% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25		740,625	693,966
Give and Go Prepared Foods Corp.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23		695,800	649,995
Moran Foods LLC
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23		1,315,314	550,235
Packaging Coordinators Midco, Inc.
6.05% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/01/21†††,1		369,231	353,054
Acosta, Inc.
7.25% (Commercial Prime Lending Rate + 2.25% Rate Floor: 3.25%) due 12/26/19		825,674	259,055
Total Consumer, Non-cyclical			9,773,924

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

	Face Amount~	Value
Utilities - 0.6%
Panda Power
8.60% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,105,578	$946,928
UGI Energy Services, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26†††	847,875	853,174
MRP Generation Holding
9.10% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	703,250	692,701
Total Utilities		2,492,803

Basic Materials - 0.5%
ICP Industrial, Inc.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23†††	1,230,208	1,224,057
Big River Steel LLC
7.10% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	882,000	873,180
Total Basic Materials		2,097,237

Energy - 0.3%
Permian Production Partners LLC
8.05% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24†††	1,187,500	593,750
Riverstone Utopia Member LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 10/17/24	441,472	440,368
Summit Midstream Partners, LP
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	274,129	267,687
Total Energy		1,301,805

Financial - 0.2%
iStar, Inc.
4.81% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	990,000	991,238
Total Senior Floating Rate Interests
(Cost $75,924,996)		71,888,093

ASSET-BACKED SECURITIES†† - 0.3%
Collateralized Loan Obligations - 0.3%
WhiteHorse X Ltd.
2015-10A, 7.60% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,10]	750,000	732,708
WhiteHorse VII Ltd.
2013-1A, 6.93% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 11/24/25[4,10]	600,000	592,980
Total Collateralized Loan Obligations		1,325,688
Total Asset-Backed Securities
(Cost $1,200,170)		1,325,688

Total Investments - 105.6%
(Cost $462,752,647)		$453,909,612
Other Assets & Liabilities, net - (5.6)%		(23,888,195)
Total Net Assets - 100.0%		$430,021,417

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation
Bank of America, N.A.	836,000	EUR	10/15/19	$927,116	$912,453	$14,663
Bank of America, N.A.	1,069,000	GBP	10/15/19	1,323,328	1,315,255	8,073
						$22,736

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $7,628,106, (cost $7,675,790) or 1.8% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $256,715,080 (cost $256,895,934), or 59.7% of total net assets.

[5]

All or a portion of this security is pledged as reverse repurchase agreements collateral at September 30, 2019. At September 30, 2019, the total market value of the pledged securities was $35,008,337 — See Note 6.

[6]	Perpetual maturity.
[7]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,446,156 (cost $4,579,645), or 0.8% of total net assets — See Note 10.

[9]	Security is in default of interest and/or principal obligations.
[10]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$242,664	$1,047,119	$2,042,728		$3,332,511
Preferred Stocks	—	—	534,846		534,846
Warrants	—	45	—		45
Exchange-Traded Funds	8,103,000	—	—		8,103,000
Money Market Fund	800,763	—	—		800,763
Corporate Bonds	—	367,924,666	—	*	367,924,666
Senior Floating Rate Interests	—	53,521,809	18,366,284		71,888,093
Asset-Backed Securities	—	1,325,688	—		1,325,688
Forward Foreign Currency Exchange Contracts**	—	22,736	—		22,736
Total Assets	$9,146,427	$423,842,063	$20,943,858		$453,932,348

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 9)	$—	$—	$301,483	$301,483

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $21,687,382 are categorized as Level 2 within the disclosure hierarchy.

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$1,066,600	Third Party Pricing	Broker Quote	—	—
Common Stocks	976,128	Enterprise Value	Valuation Multiple	1.9x-11.9x	8.8x
Preferred Stocks	534,846	Enterprise Value	Valuation Multiple	3.6x	—
Senior Floating Rate Interests	12,249,152	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,913,345	Yield Analysis	Yield	8.5%-9.3%	9.1%
Senior Floating Rate Interests	1,481,250	Model Price	Market Comparable Yields	10.3%	—
Senior Floating Rate Interests	1,173,000	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	549,537	Model Price	Purchase Price	—	—
Total Assets	$20,943,858
Liabilities:
Unfunded Loan Commitments	$301,483	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a yield, market comparable yields, liquidation value, quote or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2019, the Fund had securities with a total value of $10,319,337 transfer from Level 2 to Level 3 to due to lack of observable inputs. For the year ended September 30, 2019, the Fund had liabilities with a total value of $119,631 transfer from Level 2 to Level 3 to due to lack of observable inputs. There were no other securities that transferred between levels.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

	Assets				Liabilities
	Common Stocks	Senior Floating Rate Interests	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$33,198	$10,442,995	$515,827	$10,992,020	$(325,938)
Purchases/(Receipts)	954,408	5,983,160	—	6,937,568	(269,721)
(Sales, maturities and paydowns)/Fundings	(12,286)	(6,894,086)	—	(6,906,372)	327,225
Amortization of discount/premiums	—	88,792	—	88,792	—
Total realized gains or losses included in earnings	(1,687,664)	1,884	—	(1,685,780)	148
Total change in unrealized appreciation (depreciation) included in earnings	1,688,472	(509,198)	19,019	1,198,293	86,434
Transfers into Level 3	1,066,600	9,252,737	—	10,319,337	(119,631)
Ending Balance	$2,042,728	$18,366,284	$534,846	$20,943,858	$(301,483)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$808	$(513,833)	$19,019	$(494,006)	$88,786

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19		Shares/Face Amount 09/30/19	Investment Income
Common Stocks
Aspect Software, Inc.*	$—	**	$—	$—	$(1,687,664)	$1,687,664	$—		—	$—
BP Holdco LLC*,1	—		8,372	—	—	—	8,372		23,711	—
Targus Group International Equity, Inc.[1]	33,198		—	(12,286)	—	808	21,720		12,825	1,145
Senior Floating Rate Interests
Aspect Software, Inc. 7.21% (3 Month USD LIBOR + 5.00%), Rate Floor: 6.00%) due 01/15/24[3]	543,677		—	(446,321)	(204,917)	107,561	—		—	30,323
Targus Group International, Inc. due 05/24/16[1,2,3]	—	**	—	—	—	—	—	**	153,489	—
Warrants
Aspect Software, Inc.*	—	**	—	—	—	—	—		—	—
	$576,875		$8,372	$(458,607)	$(1,892,581)	$1,796,033	$30,092			$31,468

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued and affiliated securities amounts to $30,092, (cost $152,098) or less than 0.1% of total net assets.

[2]	Security is in default of interest and/or principal obligations.
[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $462,600,549)	$453,879,520
Investments in affiliated issuers, at value (cost $152,098)	30,092
Foreign currency, at value (cost $6,559)	6,559
Cash	205,751
Unrealized appreciation on forward foreign currency exchange contracts	22,736
Prepaid expenses	61,586
Receivables:
Interest	6,648,525
Securities sold	884,099
Fund shares sold	409,699
Foreign tax reclaims	25,201
Dividends	4,343
Total assets	462,178,111

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $579,830)	301,483
Reverse repurchase agreements (Note 6)	21,687,382
Payable for:
Securities purchased	8,442,416
Fund shares redeemed	1,076,611
Distributions to shareholders	216,934
Management fees	175,545
Distribution and service fees	31,271
Transfer agent/maintenance fees	26,926
Fund accounting/administration fees	26,254
Due to Investment Adviser	4,552
Trustees’ fees*	1,879
Miscellaneous	165,441
Total liabilities	32,156,694
Commitments and contingent liabilities (Note 14)	—
Net assets	$430,021,417

Net assets consist of:
Paid in capital	$449,652,971
Total distributable earnings (loss)	(19,631,554)
Net assets	$430,021,417

A-Class:
Net assets	$67,916,449
Capital shares outstanding	6,231,859
Net asset value per share	$10.90
Maximum offering price per share (Net asset value divided by 96.00%)	$11.35

C-Class:
Net assets	$21,935,319
Capital shares outstanding	1,995,930
Net asset value per share	$10.99

P-Class:
Net assets	$8,169,910
Capital shares outstanding	749,160
Net asset value per share	$10.91

Institutional Class:
Net assets	$180,441,537
Capital shares outstanding	20,315,765
Net asset value per share	$8.88

R6-Class:
Net assets	$151,558,202
Capital shares outstanding	13,922,458
Net asset value per share	$10.89

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$487,396
Dividends from securities of affiliated issuers	1,145
Interest from securities of unaffiliated issuers	28,603,554
Interest from securities of affiliated issuers	30,323
Total investment income	29,122,418

Expenses:
Management fees	2,437,032
Distribution and service fees:
A-Class	175,877
C-Class	210,073
P-Class	21,526
Transfer agent/maintenance fees:
A-Class	67,105
C-Class	21,477
P-Class	13,187
Institutional Class	170,237
R6-Class	674
Interest expense	395,922
Fund accounting/administration fees	324,940
Custodian fees	39,915
Line of credit fees	33,480
Trustees’ fees*	25,066
Miscellaneous	297,890
Recoupment of previously waived fees:
A-Class	36,943
C-Class	9,643
P-Class	856
Institutional Class	27,652
Total expenses	4,309,495
Less:
Expenses reimbursed by Adviser:
A-Class	(8,484)
C-Class	(2,385)
P-Class	(1,626)
Institutional Class	(28,213)
R6-Class	(4,036)
Expenses waived by Adviser	(7,045)
Earnings credits applied	(17,346)
Total waived/reimbursed expenses	(69,135)
Net expenses	4,240,360
Net investment income	24,882,058

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(7,313,900)
Investments in affiliated issuers	(1,892,581)
Forward foreign currency exchange contracts	366,039
Foreign currency transactions	(117,710)
Net realized loss	(8,958,152)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,272,598
Investments in affiliated issuers	1,796,033
Forward foreign currency exchange contracts	70,586
Foreign currency translations	1,969
Net change in unrealized appreciation (depreciation)	5,141,186
Net realized and unrealized loss	(3,816,966)
Net increase in net assets resulting from operations	$21,065,092

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,882,058	$30,452,732
Net realized gain (loss) on investments	(8,958,152)	1,556,940
Net change in unrealized appreciation (depreciation) on investments	5,141,186	(21,815,906)
Net increase in net assets resulting from operations	21,065,092	10,193,766

Distributions to shareholders:
A-Class	(4,333,588)	(5,848,923)
C-Class	(1,132,868)	(1,388,169)
P-Class	(529,844)	(816,570)
Institutional Class	(9,833,829)	(9,381,532)
R6-Class	(9,923,537)	(13,025,080)
Total distributions to shareholders	(25,753,666)	(30,460,274)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,548,636	26,096,181
C-Class	5,391,154	5,369,804
P-Class	2,776,059	6,720,672
Institutional Class	113,823,859	83,387,211
R6-Class	7,397,981	25,353,579
Redemption fees collected
A-Class	3,471	31,637
C-Class	1,022	8,663
P-Class	454	4,473
Institutional Class	6,625	48,326
R6-Class	7,944	68,690
Distributions reinvested
A-Class	3,805,869	5,079,351
C-Class	997,942	1,192,099
P-Class	528,810	813,162
Institutional Class	7,714,249	7,513,267
R6-Class	9,923,323	12,996,541
Cost of shares redeemed
A-Class	(21,398,303)	(78,069,295)
C-Class	(6,478,775)	(13,600,593)
P-Class	(7,072,377)	(11,767,318)
Institutional Class	(66,675,004)	(153,274,924)
R6-Class	(53,462,016)	(39,655,766)
Net increase (decrease) from capital share transactions	8,840,923	(121,684,240)
Net increase (decrease) in net assets	4,152,349	(141,950,748)

Net assets:
Beginning of year	425,869,068	567,819,816
End of year	$430,021,417	$425,869,068

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2019	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	1,071,432	2,317,006
C-Class	495,246	470,923
P-Class	257,789	597,929
Institutional Class	13,057,496	9,109,186
R6-Class	690,356	2,217,170
Shares issued from reinvestment of distributions
A-Class	353,785	452,179
C-Class	91,997	105,417
P-Class	49,100	72,392
Institutional Class	877,350	819,617
R6-Class	922,818	1,160,432
Shares redeemed
A-Class	(1,986,805)	(6,937,082)
C-Class	(598,161)	(1,195,508)
P-Class	(654,928)	(1,039,994)
Institutional Class	(7,604,434)	(16,656,442)
R6-Class	(4,951,144)	(3,532,108)
Net increase (decrease) in shares	2,071,897	(12,038,883)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.04	$11.50	$11.16	$10.79	$12.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.68	.64	.67	.69
Net gain (loss) on investments (realized and unrealized)	(.12)	(.46)	.35	.41	(.97)
Total from investment operations	.52	.22	.99	1.08	(.28)
Less distributions from:
Net investment income	(.66)	(.68)	(.65)	(.72)	(.74)
Net realized gains	—	—	—	—	(.22)
Total distributions	(.66)	(.68)	(.65)	(.72)	(.96)
Redemption fees collected	— [g]	— [g]	— [g]	.01	.01
Net asset value, end of period	$10.90	$11.04	$11.50	$11.16	$10.79

Total Return[b]	4.99%	2.00%	9.11%	10.71%	(2.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,916	$75,028	$126,097	$87,045	$73,236
Ratios to average net assets:
Net investment income (loss)	5.94%	6.05%	5.63%	6.32%	6.01%
Total expenses[c]	1.27%	1.35%	1.31%	1.25%	1.27%
Net expenses[d,e,f]	1.26%	1.33%	1.29%	1.23%	1.20%
Portfolio turnover rate	61%	61%	62%	55%	72%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.14	$11.60	$11.26	$10.88	$12.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.60	.56	.60	.61
Net gain (loss) on investments (realized and unrealized)	(.12)	(.46)	.35	.41	(.98)
Total from investment operations	.44	.14	.91	1.01	(.37)
Less distributions from:
Net investment income	(.59)	(.60)	(.57)	(.64)	(.66)
Net realized gains	—	—	—	—	(.22)
Total distributions	(.59)	(.60)	(.57)	(.64)	(.88)
Redemption fees collected	— [g]	— [g]	— [g]	.01	.01
Net asset value, end of period	$10.99	$11.14	$11.60	$11.26	$10.88

Total Return[b]	4.12%	1.27%	8.38%	9.81%	(3.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,935	$22,350	$30,461	$26,941	$13,671
Ratios to average net assets:
Net investment income (loss)	5.17%	5.31%	4.92%	5.52%	5.25%
Total expenses[c]	2.03%	2.11%	2.05%	2.01%	2.01%
Net expenses[d,e,f]	2.02%	2.09%	2.03%	1.98%	1.95%
Portfolio turnover rate	61%	61%	62%	55%	72%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$11.05	$11.51	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.68	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	(.12)	(.46)	.37	.42	(.73)
Total from investment operations	.52	.22	1.01	1.09	(.46)
Less distributions from:
Net investment income	(.66)	(.68)	(.67)	(.72)	(.27)
Total distributions	(.66)	(.68)	(.67)	(.72)	(.27)
Redemption fees collected	— [g]	— [g]	— [g]	— [g]	— [g]
Net asset value, end of period	$10.91	$11.05	$11.51	$11.17	$10.80

Total Return	4.98%	1.95%	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,170	$12,124	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	5.93%	6.00%	5.58%	6.20%	5.76%
Total expenses[c]	1.30%	1.45%	1.29%	1.17%	3.36%
Net expenses[d,e,f]	1.28%	1.39%	1.22%	1.17%	1.19%
Portfolio turnover rate	61%	61%	62%	55%	72%

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$9.01	$9.38	$9.11	$8.81	$9.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.58	.56	.58	.58
Net gain (loss) on investments (realized and unrealized)	(.10)	(.38)	.28	.34	(.79)
Total from investment operations	.44	.20	.84	.92	(.21)
Less distributions from:
Net investment income	(.57)	(.57)	(.57)	(.62)	(.64)
Net realized gains	—	—	—	—	(.22)
Total distributions	(.57)	(.57)	(.57)	(.62)	(.86)
Redemption fees collected	— [g]	— [g]	— [g]	— [g]	.01
Net asset value, end of period	$8.88	$9.01	$9.38	$9.11	$8.81

Total Return	5.15%	2.27%	9.56%	10.95%	(2.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$180,442	$125,945	$194,280	$141,833	$75,167
Ratios to average net assets:
Net investment income (loss)	6.17%	6.28%	6.00%	6.58%	6.21%
Total expenses[c]	0.99%	1.14%	0.94%	0.95%	0.94%
Net expenses[d,e,f]	0.97%	1.11%	0.93%	0.94%	0.94%
Portfolio turnover rate	61%	61%	62%	55%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017[i]
Per Share Data
Net asset value, beginning of period	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.72	.24
Net gain (loss) on investments (realized and unrealized)	(.12)	(.46)	.04
Total from investment operations	.56	.26	.28
Less distributions from:
Net investment income	(.70)	(.72)	(.24)
Total distributions	(.70)	(.72)	(.24)
Redemption fees collected	— [g]	— [g]	— [g]
Net asset value, end of period	$10.89	$11.03	$11.49

Total Return	5.39%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,558	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	6.31%	6.41%	5.41%
Total expenses[c]	0.89%	1.00%	0.82%
Net expenses[d,e,f]	0.88%	1.00%	0.82%
Portfolio turnover rate	61%	61%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.05%	—	0.09%
C-Class	0.05%	—	0.06%
P-Class	0.01%	0.03%	0.00%*
Institutional Class	0.02%	0.04%	0.00%*
R6-Class	0.00%*	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.15%	1.10%	1.15%	1.16%	1.16%
C-Class	1.91%	1.86%	1.89%	1.91%	1.91%
P-Class	1.16%	1.16%	1.08%	1.09%	1.16%
Institutional Class	0.88%	0.88%	0.79%	0.87%	0.91%
R6-Class	0.77%	0.77%	0.79%	—	—

[g]	Redemption fees collected are less than $0.01 per share.
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim Investment Grade Bond Fund returned 5.72%1, compared with the 10.30% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53%, -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.

In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.

Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity. For the one-year period, the Fund reduced spread duration to 2.7 years from 3.8 years.

The Fund’s overweight to Agency Commercial Mortgage-Backed Securities (“Agency CMBS”) contributed positively to total return. Agency CMBS offered a relative yield pick-up to Agency Residential Mortgage-Backed Securities (Agency “RMBS”) while featuring stronger prepayment protection, dampening the negative convexity profile inherent in mortgage-backed securities. Moreover, the Fund’s overweight holdings in Agency debt benefitted performance as interest rate-sensitive securities rallied over the period.

The Fund’s allocation to structured credit, specifically collateralized loan obligations (“CLOs”) and commercial asset-backed securities (“ABS”), contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-Agency RMBS generated positive absolute return primarily from income generation. Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.

The Fund held a high allocation to short-term investments to prioritize capital preservation, preserve optionality, and maintain sufficient liquidity in light of heightened uncertainty. Within short-term investments, the Fund employed foreign sovereign asset swaps which allowed the Fund to earn additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return. Carry refers to the income received from portfolio investments over a defined period.

The Fund’s overall underweight duration position relative to its benchmark was the largest detractor to performance. Heading into the fourth quarter of 2018, the Fund remained underweight duration relative to the benchmark as we were concerned the Fed may continue to increase interest rates to combat an overheating labor market and higher inflation expectations. The volatility in the fourth quarter along with the Fed’s interest rate cuts ultimately moved rates lower, which caused the Fund’s performance to lag that of the benchmark.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

We added about three quarters of a year of duration to the portfolio since the beginning of August 2019, in line with our longer-term view that yields will move lower as the business cycle ages. Given the potential for the Fed to extend the cycle and rates to rise in the near-term, though, we have remained underweight overall duration.

The Fund has remained underweight Investment Grade corporate bonds. In recent years, corporate leverage ratios have continued to move higher suggesting that any economic slowdown could expose the weaknesses inherent in corporate balance sheets. The Fund maintained short-risk positions in Investment Grade credit default swaps to further reduce Investment Grade corporate credit risk which detracted from performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	54.7%
AA	4.5%
A	16.8%
BBB	11.3%
BB	1.9%
B	1.4%
CCC	0.8%
CC	0.5%
C	0.2%
NR2	3.5%
Other Instruments	4.4%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.38% due 02/29/24	5.2%
U.S. Treasury Notes, 2.38% due 03/15/22	4.1%
U.S. Treasury Notes, 2.50%	3.3%
Government of Japan	1.9%
U.S. Treasury Bonds, 2.25%	1.9%
U.S. Treasury Bonds, 2.88%	1.7%
Government of Japan, 0.10% due 08/01/21	1.7%
Kingdom of Spain, 0.75%	1.7%
U.S. Treasury Notes, 1.75%	1.3%
Government of Japan, 0.10% due 07/01/21	1.2%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	5.72%	3.82%	4.91%
A-Class Shares with sales charge‡	1.49%	2.81%	4.41%
C-Class Shares	4.96%	3.06%	4.15%
C-Class Shares with CDSC§	3.96%	3.06%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%

	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	6.03%	4.11%	4.56%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	2.94%

	1 Year	Since Inception (05/01/15)
P-Class Shares	5.77%	3.81%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fess structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
INVESTMENT GRADE BOND FUND

	Shares	Value
COMMON STOCKS††† - 0.0%

Industrial – 0.0%
Constar International Holdings LLC*,1	68	$—

Total Common Stocks
(Cost $—)		—

MUTUAL FUNDS† - 0.3%
Guggenheim Floating Rate Strategies Fund — R6-Class[2]	100,770	2,544,445
Total Mutual Funds
(Cost $2,625,902)		2,544,445

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	1,672,341	1,672,341
Total Money Market Fund
(Cost $1,672,341)		1,672,341

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 29.3%
Government Agency - 15.9%
Fannie Mae
3.59% due 02/01/29	6,435,000	7,165,321
3.71% due 02/01/34	5,700,000	6,443,787
3.03% due 02/01/30	5,100,000	5,451,805
3.66% due 03/01/34	4,000,000	4,491,286
3.60% due 03/01/31	4,000,000	4,446,934
2.55% due 12/01/29†††	3,000,000	3,013,673
3.00% due 12/01/29	2,500,000	2,675,382
3.61% due 04/01/34	2,300,000	2,545,689
3.49% due 04/01/30	2,300,000	2,543,572
3.37% due 05/01/31	2,250,000	2,477,523
4.17% due 02/01/49	2,000,000	2,303,383
3.26% due 05/01/34	2,000,000	2,171,026
3.19% due 02/01/29	2,000,000	2,163,439
3.09% due 10/01/29	2,000,000	2,112,720
3.11% due 04/01/30	1,971,676	2,091,742
2.81% due 09/01/39	2,000,000	2,004,519
2.70% due 10/01/39†††	2,000,000	1,975,022
3.12% due 10/01/32	1,700,000	1,778,168
3.88% due 07/01/33	1,500,000	1,677,602
3.33% due 05/01/34	1,500,000	1,660,005
3.13% due 01/01/30	1,500,000	1,605,832
3.01% due 12/01/27	1,500,000	1,586,983
2.86% due 09/01/29	1,450,000	1,531,236
4.24% due 08/01/48	1,000,000	1,147,806
4.27% due 12/01/33	989,200	1,125,310
3.68% due 04/01/34	1,000,000	1,125,122
3.70% due 03/01/31	1,000,000	1,125,063
3.67% due 03/01/30	1,000,000	1,120,925
3.83% due 05/01/49	1,000,000	1,120,189
3.56% due 03/01/31	1,000,000	1,118,487

	Face Amount~	Value
3.74% due 02/01/30	1,000,000	$1,117,568
3.53% due 04/01/33	1,000,000	1,115,571
3.51% due 04/01/34	1,000,000	1,111,394
3.56% due 04/01/30	1,000,000	1,111,041
3.43% due 09/01/34	1,000,000	1,109,126
3.48% due 04/01/30	1,000,000	1,106,733
3.66% due 03/01/34	993,092	1,105,936
3.34% due 05/01/34	1,000,000	1,104,372
3.42% due 04/01/30	1,000,000	1,100,416
3.31% due 01/01/33	1,000,000	1,095,842
3.36% due 05/01/34	995,110	1,093,755
3.46% due 08/01/49	998,808	1,085,579
3.19% due 02/01/30	1,000,000	1,081,590
3.18% due 01/01/30	1,000,000	1,078,210
3.05% due 01/01/30	1,000,000	1,075,113
3.23% due 01/01/30	974,941	1,056,481
3.12% due 01/01/30	972,761	1,046,462
2.69% due 11/01/34	1,000,000	1,006,172
2.57% due 10/01/29	1,000,000	1,002,347
2.96% due 11/01/29	900,000	950,764
3.08% due 10/01/32	850,000	910,267
4.07% due 05/01/49	796,687	905,943
1.95% due 11/01/20	900,000	897,528
2.90% due 11/01/29	850,000	893,712
4.37% due 10/01/48	741,733	847,307
4.25% due 05/01/48	658,546	741,495
3.14% due 09/01/32	650,000	695,879
2.99% due 09/01/29	650,000	688,472
3.17% due 01/01/30	550,000	593,164
2.82% due 10/01/29	550,000	578,985
3.05% due 10/01/29	500,000	534,218
3.22% due 01/01/30	450,000	487,337
3.94% due 10/01/36	345,522	392,509
Freddie Mac Multifamily Structured Pass Through Certificates
2019-K087, 3.77% due 12/25/28	4,250,000	4,779,737
2017-KGX1, 3.00% due 10/25/27	3,500,000	3,717,904
2017-KW03, 3.02% due 06/25/27	3,000,000	3,168,651
2018-K073, 3.45% (WAC) due 01/25/28[4]	1,200,000	1,311,392
2018-K078, 3.92% due 06/25/28	1,000,000	1,124,346
2018-K074, 3.60% due 02/25/28	1,000,000	1,100,487
2017-K066, 3.20% due 06/25/27	1,000,000	1,071,996
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-3, 3.00% due 07/25/56	2,917,630	2,986,055
2017-4, 3.00% due 06/25/57[5]	1,848,421	1,885,822
2017-4, 3.50% due 06/25/57	1,519,479	1,595,032
2018-1, 2.75% due 05/25/57[5]	1,490,144	1,519,550
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	2,500,000	2,648,527
Freddie Mac
2018-4762, 4.00% due 01/15/46	1,000,000	1,048,920
Total Government Agency		132,479,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Residential Mortgage Backed Securities - 9.7%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[6]	4,450,000	$4,459,428
2019-T2, 2.52% due 08/15/53[6]	2,000,000	1,995,040
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,6]	2,795,203	2,810,968
2018-R4, 4.07% (WAC) due 12/26/57[4,6]	2,594,335	2,625,269
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,6]	3,940,836	4,072,384
2019-RM3, 2.80% (WAC) due 06/25/69[4,6]	1,000,000	1,012,345
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,6]	1,619,282	1,651,779
2019-RPL1, 4.33% due 02/26/24[5,6]	1,186,170	1,194,268
2017-5A, 3.52% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,6]	936,421	950,143
2018-1A, 4.00% (WAC) due 12/25/57[4,6]	733,837	761,133
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[4]	2,662,445	2,621,810
2006-BC3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	947,148	879,315
2006-BC4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	769,319	746,195
GSAA Home Equity Trust
2005-6, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[4]	3,150,000	3,141,320
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	2,980,732	2,816,922
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	2,743,751	2,675,138
HarborView Mortgage Loan Trust
2006-12, 2.25% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	1,835,493	1,773,287
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	896,053	889,276
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,6]	2,555,155	2,651,902
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,6]	2,620,764	2,624,250
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,6]	1,879,267	1,897,184
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,6]	442,832	441,129
2018-1, 3.00% (WAC) due 01/25/58[4,6]	275,609	279,075
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[6]	2,300,000	2,305,535
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	2,130,291	2,070,315
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.51% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	2,000,000	2,002,852
NRPL Trust
2019-3, 3.00% (WAC) due 06/01/59[4,6]	2,000,000	1,994,020
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.14% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	3,160,313	1,993,439
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[4,6]	1,721,217	1,724,789
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	1,648,348	1,633,424
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,6]	956,657	960,902
2017-3A, 2.58% (WAC) due 10/25/47[4,6]	614,026	612,151
Alternative Loan Trust
2007-OA4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[4]	1,555,076	1,494,841
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[7]	8,967,261	1,465,081
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[4,6]	1,456,220	1,454,350
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,6]	1,439,145	1,437,027
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[4,6]	1,250,452	1,250,914
GSAMP Trust
2007-NC1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[4]	1,768,579	1,141,207
Structured Asset Investment Loan Trust
2005-11, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[4]	1,084,315	1,073,647

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
LSTAR Securities Investment Trust
2019-1, 3.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,6]	709,407	$709,797
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,6]	334,641	334,323
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 2.96% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	1,000,000	1,002,274
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.42% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	1,000,000	968,874
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,6]	931,381	937,430
Nationstar Home Equity Loan Trust
2007-B, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	837,439	828,039
Luminent Mortgage Trust
2006-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	933,263	821,688
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[5,6]	758,815	767,274
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	750,238	731,532
CSMC Series
2015-12R, 2.77% (WAC) due 11/30/37[4,6]	671,099	668,290
RALI Series Trust
2006-QO2, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[4]	1,789,734	663,937
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 3.22% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	635,898	609,776
GSMSC Resecuritization Trust
2015-5R, 2.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,6]	475,371	473,862
CIT Mortgage Loan Trust
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,6]	457,758	459,808
MASTR Adjustable Rate Mortgages Trust
2003-5, 3.29% (WAC) due 11/25/33[4]	421,302	400,702
Banc of America Funding Trust
2015-R4, 2.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,6]	400,914	397,615
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.29% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	431,270	392,370
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[4,6]	386,201	385,013
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	122,916	129,777
Total Residential Mortgage Backed Securities		81,266,435

Commercial Mortgage Backed Securities - 2.3%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[6]	2,650,000	2,693,856
COMM Mortgage Trust
2015-CR24, 0.91% (WAC) due 08/10/48[4,7]	46,319,776	1,777,007
2015-CR26, 1.10% (WAC) due 10/10/48[4,7]	9,419,078	443,211
Four Times Square Trust Commercial Mortgage Pass-Through Certificates Series
2006-4TS, 5.40% due 12/13/28[6]	1,867,959	1,925,918
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[6]	1,250,000	1,301,219
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[6]	1,000,000	1,015,309
Bancorp Commercial Mortgage Trust
2018-CR3, 3.28% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,6]	1,000,000	1,001,579
GS Mortgage Securities Trust
2019-GC42, 0.81% (WAC) due 09/01/52[4,7]	15,000,000	995,435
CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[4,7]	12,488,289	966,808
BENCHMARK Mortgage Trust
2018-B6, 0.60% (WAC) due 10/10/51[4,7]	31,408,347	918,251
SG Commercial Mortgage Securities Trust
2016-C5, 2.15% (WAC) due 10/10/48[4,7]	9,680,910	891,766
UBS Commercial Mortgage Trust
2017-C2, 1.24% (WAC) due 08/15/50[4,7]	11,216,990	738,352
Citigroup Commercial Mortgage Trust
2016-GC37, 1.93% (WAC) due 04/10/49[4,7]	3,722,663	333,917
2016-C2, 1.92% (WAC) due 08/10/49[4,7]	2,445,349	233,436
2016-P5, 1.67% (WAC) due 10/10/49[4,7]	1,946,377	145,624
GE Business Loan Trust
2007-1A, 2.20% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,6]	653,246	640,026

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.83% (WAC) due 06/15/49[4,7]	8,745,177	$619,267
Morgan Stanley Capital I Trust
2016-UB11, 1.77% (WAC) due 08/15/49[4,7]	7,391,248	574,967
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.67% (WAC) due 01/15/59[4,7]	4,809,527	303,793
2016-C37, 1.14% (WAC) due 12/15/49[4,7]	3,767,669	163,650
Aventura Mall Trust 2013-AVM
2013-AVM, 3.87% (WAC) due 12/05/32[4,6]	425,000	429,993
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.91% (WAC) due 04/10/28[4,6]	350,000	351,569
Americold 2010 LLC
2010-ARTA, 3.85% due 01/14/29[6]	335,329	338,645
CFCRE Commercial Mortgage Trust
2016-C3, 1.19% (WAC) due 01/10/48[4,7]	5,786,201	315,838
CD Mortgage Trust
2016-CD1, 1.55% (WAC) due 08/10/49[4,7]	2,532,754	185,804
Total Commercial Mortgage Backed Securities		19,305,240

Military Housing - 1.4%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,6]	3,933,045	4,612,438
2015-R1, 4.11% (WAC) due 11/25/52[4,6]	1,642,308	1,907,357
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[6]	2,342,384	2,768,277
2007-ROBS, 6.06% due 10/10/52[6]	470,679	576,780
2007-AETC, 5.75% due 02/10/52[6]	327,407	369,908
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[6]	1,480,716	1,642,322
Total Military Housing		11,877,082
Total Collateralized Mortgage Obligations
(Cost $234,192,280)		244,928,015

U.S. GOVERNMENT SECURITIES†† - 18.7%
U.S. Treasury Notes
2.38% due 02/29/24	42,382,000	43,847,159
2.38% due 03/15/22	33,392,000	34,028,535
2.50% due 02/28/26	26,348,000	27,761,117
1.75% due 06/30/24	10,388,000	10,476,054
1.88% due 06/30/26	2,551,000	2,592,952
U.S. Treasury Bonds
2.25% due 08/15/49	15,139,000	15,570,107
2.88% due 05/15/49	12,493,000	14,570,449
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	7,588,278	7,565,158
Total U.S. Government Securities
(Cost $151,597,327)		156,411,531

ASSET-BACKED SECURITIES†† - 17.9%
Collateralized Loan Obligations - 8.3%
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,6]	4,553,049	4,551,398
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,6]	1,500,000	1,498,575
2018-4A, 3.61% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,6]	1,000,000	998,424
Denali Capital CLO XI Ltd.
2018-1A, 3.41% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,6]	3,000,000	2,997,716
2018-1A, 3.93% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/20/28[4,6]	2,000,000	1,980,388
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,6]	4,250,000	4,245,781
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,6]	4,100,000	4,038,254
Crown Point CLO III Ltd.
2017-3A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,6]	2,000,000	1,986,521
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,6]	1,000,000	1,000,402
ALM VI Ltd.
2018-6A, 3.50% (3 Month USD LIBOR + 1.20%, Rate Floor: 0.00%) due 07/15/26[4,6]	2,800,000	2,791,134
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[4,6]	2,750,000	2,750,621
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.04% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,6]	2,236,553	2,228,296
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,6]	2,200,000	2,200,045
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,6]	2,189,931	2,191,441

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Figueroa CLO Ltd.
2018-2A, 3.01% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[4,6]	2,185,639	$2,177,807
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,6]	2,113,521	2,113,216
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,6]	2,086,000	2,073,472
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,6]	2,000,000	2,000,880
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.13% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,6]	2,000,000	2,000,208
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.83% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,6]	2,000,000	1,990,633
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,6]	2,000,000	1,970,261
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,6]	1,814,970	1,809,152
NXT Capital CLO LLC
2017-1A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,6]	1,800,000	1,800,191
OCP CLO 2014-7 Ltd.
2018-7A, 2.88% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 07/20/29[4,6]	1,428,571	1,427,240
Garrison BSL CLO Ltd.
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,6]	1,300,000	1,300,110
KVK CLO Ltd.
2017-1A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,6]	1,250,000	1,245,632
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	1,000,000	1,018,275
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[6]	1,000,000	1,012,535
NXT Capital CLO 2015-1 LLC
2018-1A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[4,6]	1,000,000	1,000,068
TCP Waterman CLO Ltd.
2016-1A, 4.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,6]	1,000,000	999,570
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 3.90% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,6]	1,000,000	997,690
Diamond CLO Ltd.
2018-1A, 3.78% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,6]	1,000,000	996,766
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.55% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,6]	1,000,000	983,914
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[4,6]	971,114	968,862
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[4,6]	962,133	956,834
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,9]	1,000,000	879,065
Avery Point V CLO Ltd.
2017-5A, 3.28% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,6]	722,170	722,464
Monroe Capital CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,6]	610,467	610,622
Mountain Hawk II CLO Ltd.
2018-2A, 3.10% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,6]	477,128	476,990
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,9]	500,000	413,954
Babson CLO Ltd.
2014-IA, due 07/20/25[6,9]	650,000	161,834
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,10]	700,000	97,156
Total Collateralized Loan Obligations		69,664,397

Financial - 3.0%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[4,6]	6,750,000	6,750,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,4,6	5,500,000	5,500,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,4,6	2,950,000	$2,950,000
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[4,6]	1,400,000	1,400,810
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[4,6]	1,350,000	1,350,000
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[4,6]	1,000,000	1,001,013
Barclays Bank plc
GMTN, 2.86% due 10/31/19	3,850,000	3,850,556
Madison Avenue Securitization Trust
due 11/18/20[4]	1,300,000	1,300,000
Nassau LLC
2019-1, 3.98% due 08/15/34[6]	1,250,000	1,243,750
Total Financial		25,346,129

Transport-Aircraft - 2.1%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	1,684,660	1,708,409
2018-1, 4.13% due 06/15/43[6]	1,546,570	1,583,078
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	3,050,009	3,128,743
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	2,254,173	2,308,443
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	2,227,500	2,284,681
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[5,6]	1,561,471	1,613,080
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	1,517,806	1,534,144
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	828,962	838,489
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	695,081	701,350
Raspro Trust
2005-1A, 3.20% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,6]	607,578	599,501
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	468,126	473,724
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[10]	435,276	436,118
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[6]	226,897	227,099
Total Transport-Aircraft		17,436,859

Transport-Container - 0.9%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	2,291,822	2,297,926
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[6]	1,450,000	1,449,793
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[6]	1,106,964	1,117,532
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[6]	1,052,083	1,061,122
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[6]	780,948	781,100
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[6]	645,000	644,477
Total Transport-Container		7,351,950

Net Lease - 0.9%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	2,844,979	2,871,761
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	2,745,158	2,855,653
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[6]	1,460,000	1,535,940
Total Net Lease		7,263,354

Whole Business - 0.8%
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[6]	4,000,000	4,030,105
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	1,464,381	1,554,851
Domino’s Pizza Master Issuer LLC
2017-1A, 3.53% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,6]	980,000	980,010
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[6]	184,765	185,189
Total Whole Business		6,750,155

Credit Card - 0.7%
Citibank Credit Card Issuance Trust
2017-A3, 1.92% due 04/07/22	6,000,000	5,996,038

Collateralized Debt Obligations - 0.6%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	3,750,000	3,766,104
2016-3A, 3.85% due 10/28/33[6]	1,000,000	1,007,577
Putnam Structured Product Funding Ltd.
2003-1A, 3.03% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,6]	300,575	297,706
Highland Park CDO I Ltd.
2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[4,10]	182,217	180,565
N-Star REL CDO VIII Ltd.
2006-8A, 2.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,6]	108,128	106,945
Total Collateralized Debt Obligations		5,358,897

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	1,078,192	1,105,345

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~		Value
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[6]		984,167	$1,023,006
Total Infrastructure			2,128,351

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1		1,000,000	1,032,761
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††		132,485	135,090
Total Diversified Payment Rights			1,167,851

Automotive - 0.1%
Hertz Vehicle Financing II, LP
2017-1A, 2.96% due 10/25/21[6]		500,000	503,484

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]		401,250	403,845
Total Asset-Backed Securities
(Cost $148,840,823)			149,371,310

FOREIGN GOVERNMENT DEBT†† - 14.2%
Government of Japan
due 01/10/20[11]	JPY	1,702,900,000	15,761,708
0.10% due 08/01/21	JPY	1,562,000,000	14,558,362
0.10% due 07/01/21	JPY	1,078,000,000	10,042,933
due 01/20/20[11]	JPY	985,000,000	9,117,709
0.10% due 05/01/21	JPY	520,000,000	4,840,706
0.10% due 12/20/21	JPY	271,900,000	2,539,254
0.10% due 06/01/21	JPY	208,000,000	1,937,033
0.10% due 03/20/20	JPY	49,000,000	454,059
2.40% due 03/20/20	JPY	20,000,000	187,302
1.30% due 03/20/20	JPY	8,000,000	74,544
State of Israel
1.00% due 04/30/21	ILS	29,760,000	8,673,845
5.00% due 01/31/20	ILS	18,100,000	5,289,018
5.50% due 01/31/22	ILS	15,760,000	5,085,288
0.50% due 01/31/21	ILS	5,570,000	1,610,000
Kingdom of Spain
0.75% due 07/30/21	EUR	12,780,000	14,254,187
due 01/17/20[11]	EUR	2,717,000	2,966,365
4.00% due 04/30/20	EUR	400,000	447,370
Federative Republic of Brazil
due 07/01/21[11]	BRL	37,920,000	8,356,123
due 01/01/20[11]	BRL	18,300,000	4,353,864
due 07/01/20[11]	BRL	14,360,000	3,340,219
Republic of Portugal
due 01/17/20[11]	EUR	2,550,000	2,783,860
4.80% due 06/15/20	EUR	1,950,000	2,205,605
Total Foreign Government Debt
(Cost $119,848,261)			118,879,354

CORPORATE BONDS†† - 8.4%
Financial - 3.1%
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]		2,600,000	2,600,958
Discover Bank
3.10% due 06/04/20		2,000,000	2,010,817
AXIS Specialty Finance LLC
5.88% due 06/01/20		1,800,000	1,841,977
Capital One Financial Corp.
2.50% due 05/12/20		1,750,000	1,753,110
Morgan Stanley
5.50% due 07/24/20		1,700,000	1,745,802
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]		1,730,000	1,731,867
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]		1,720,000	1,721,403
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]		1,710,000	1,712,424
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[6]		1,700,000	1,711,923
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[4,6]		1,700,000	1,704,558
American Express Co.
2.20% due 10/30/20		1,700,000	1,702,535
American Tower Corp.
2.80% due 06/01/20		1,650,000	1,656,285
American International Group, Inc.
6.40% due 12/15/20		1,060,000	1,113,878
American Equity Investment Life Holding Co.
5.00% due 06/15/27		953,000	1,001,525
Santander UK plc
2.59% (3 Month USD LIBOR + 0.30%) due 11/03/20[4]		629,000	628,604
2.13% due 11/03/20		211,000	210,794
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20		785,000	795,784
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20		300,000	300,801
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]		289,000	289,026
Total Financial			26,234,071

Consumer, Non-cyclical - 2.0%
Reynolds American, Inc.
3.25% due 06/12/20		1,920,000	1,932,144
Mondelez International, Inc.
3.00% due 05/07/20		1,920,000	1,929,828
Quest Diagnostics, Inc.
2.50% due 03/30/20		1,800,000	1,801,790
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20		1,795,000	1,798,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Cigna Corp.
2.49% (3 Month USD LIBOR + 0.35%) due 03/17/20[4]	1,795,000	$1,795,272
Allergan Incorporated/United States
3.38% due 09/15/20	1,635,000	1,653,011
Molson Coors Brewing Co.
2.25% due 03/15/20	1,600,000	1,599,023
Constellation Brands, Inc.
2.25% due 11/06/20	1,480,000	1,480,470
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	850,000	856,462
Anthem, Inc.
2.50% due 11/21/20	800,000	803,948
Kraft Heinz Foods Co.
2.80% due 07/02/20	630,000	631,087
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	165,000	165,655
Humana, Inc.
2.50% due 12/15/20	120,000	120,273
Conagra Brands, Inc.
2.81% (3 Month USD LIBOR + 0.50%) due 10/09/20[4]	100,000	99,990
Total Consumer, Non-cyclical		16,667,016

Technology - 0.8%
Fiserv, Inc.
2.70% due 06/01/20	2,000,000	2,005,330
Analog Devices, Inc.
2.95% due 01/12/21	1,800,000	1,813,504
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	1,800,000	1,799,886
Fidelity National Information Services, Inc.
3.63% due 10/15/20	1,050,000	1,064,000
CA, Inc.
5.38% due 12/01/19	50,000	50,240
Total Technology		6,732,960

Industrial - 0.7%
Rolls-Royce plc
2.38% due 10/14/20[6]	1,800,000	1,802,019
L3Harris Technologies, Inc.
2.70% due 04/27/20	1,766,000	1,769,535
Northrop Grumman Corp.
2.08% due 10/15/20	1,000,000	1,000,336
3.50% due 03/15/21	400,000	407,397
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	320,000	320,583
Vulcan Materials Co.
2.72% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	200,000	200,112
Molex Electronic Technologies LLC
2.88% due 04/15/20[6]	190,000	190,306
Total Industrial		5,690,288

Utilities - 0.6%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	1,830,000	1,830,778
Ameren Corp.
2.70% due 11/15/20	1,800,000	1,809,414
Exelon Corp.
2.85% due 06/15/20	860,000	863,597
DTE Energy Co.
2.40% due 12/01/19	400,000	400,030
PSEG Power LLC
5.13% due 04/15/20	250,000	253,792
Pennsylvania Electric Co.
5.20% due 04/01/20	50,000	50,731
Total Utilities		5,208,342

Energy - 0.5%
Occidental Petroleum Corp.
2.60% due 08/13/21	1,500,000	1,509,770
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	1,100,000	1,136,208
Florida Gas Transmission Company LLC
5.45% due 07/15/20[6]	740,000	757,079
Pioneer Natural Resources Co.
7.50% due 01/15/20	500,000	506,941
Reliance Holding USA, Inc.
4.50% due 10/19/20[6]	350,000	356,779
Total Energy		4,266,777

Consumer, Cyclical - 0.4%
Marriott International, Inc.
2.74% (3 Month USD LIBOR + 0.60%) due 12/01/20[4]	1,900,000	1,906,127
McDonald’s Corp.
3.50% due 07/15/20	1,221,000	1,235,023
Total Consumer, Cyclical		3,141,150

Basic Materials - 0.2%
Newmont Goldcorp Corp.
5.13% due 10/01/19	960,000	960,000
Georgia-Pacific LLC
5.40% due 11/01/20[6]	670,000	693,060
Total Basic Materials		1,653,060

Communications - 0.1%
Deutsche Telekom International Finance BV
2.23% due 01/17/20[6]	580,000	579,908
Telefonica Emisiones S.A.
5.13% due 04/27/20	430,000	436,879
Total Communications		1,016,787
Total Corporate Bonds
(Cost $70,368,924)		70,610,451

FEDERAL AGENCY BONDS†† - 5.0%
Fannie Mae Principal Strips
due 07/15/37[11,12]	13,000,000	8,503,025

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
due 05/15/30[11,12]	6,650,000	$5,301,030
due 01/15/30[11,12]	2,575,000	2,067,310
Freddie Mac Principal Strips
due 07/15/32[11,12]	10,550,000	7,888,907
due 03/15/31[11,12]	3,850,000	2,994,487
Tennessee Valley Authority Principal
due 01/15/48[11,12]	9,700,000	4,492,490
due 01/15/38[11,12]	4,000,000	2,435,728
Residual Funding Corporation Principal
due 04/15/30[11,12]	3,000,000	2,393,763
due 01/15/30[11,12]	1,500,000	1,204,258
Tennessee Valley Authority
4.25% due 09/15/65	1,300,000	1,796,415
5.38% due 04/01/56	600,000	959,711
Freddie Mac
due 01/02/34[11]	1,850,000	1,325,521
Total Federal Agency Bonds
(Cost $35,514,541)		41,362,645

MUNICIPAL BONDS†† - 0.6%

California - 0.4%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[11]	2,000,000	836,840
due 08/01/41[11]	1,540,000	737,660
due 08/01/46[11]	750,000	286,545
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[11]	1,410,000	695,496
Cypress School District General Obligation Unlimited
due 08/01/48[11]	1,000,000	356,100
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[11]	500,000	235,595
Total California		3,148,236

Georgia - 0.1%
Central Storage Safety Project Trust
4.82% due 02/01/38[10]	1,000,000	1,102,616

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	592,120
Total Municipal Bonds
(Cost $4,321,275)		4,842,972

SENIOR FLOATING RATE INTERESTS ††,[4] - 0.3%
Consumer, Non-cyclical - 0.1%
Packaging Coordinators Midco, Inc.
6.11% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	499,091	497,065
Diamond (BC) BV
5.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	393,000	373,841
Total Consumer, Non-cyclical		870,906

Consumer, Cyclical - 0.1%
Mavis Tire Express Services Corp.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	417,595	407,903

Communications - 0.1%
Internet Brands, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	371,207	368,248

Technology - 0.0%
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	276,191	268,464

Industrial - 0.0%
Titan Acquisition Ltd. (Husky)
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	246,250	236,065
Total Senior Floating Rate Interests
(Cost $2,197,141)		2,151,586

REPURCHASE AGREEMENTS††,13 - 3.8%
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35% due 10/01/19	5,084,000	5,084,000
issued 09/24/19 at 3.00% due 10/01/19	3,000,000	3,000,000
issued 09/27/19 at 2.50% due 10/01/19	2,977,000	2,977,000
issued 09/25/19 at 3.00% due 10/01/19	1,500,000	1,500,000
issued 09/30/19 at 2.37% due 10/01/19	1,013,000	1,013,000
Societe Generale
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	12,000,000	12,000,000
BNP Paribas
issued 09/16/19 at 2.33% due 12/16/19	3,100,000	3,100,000
BofA Securities, Inc.
issued 09/25/19 at 2.80% due 10/01/19	3,000,000	3,000,000
Total Repurchase Agreements
(Cost $31,674,000)		31,674,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
COMMERCIAL PAPER††, 14 - 2.3%
Mondelez International, Inc.
2.19% due 10/03/19[6]	8,000,000	$7,999,027
Spire, Inc.
2.23% due 10/17/19[6]	5,000,000	4,995,044
Walgreens Boots Alliance, Inc.
2.41% due 01/13/20	3,500,000	3,476,521
McKesson Corp.
2.55% due 10/04/19[6]	2,800,000	2,799,405
Total Commercial Paper
(Cost $19,268,704)		19,269,997

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.1%
Put options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	$311,500,000	$532,674
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	227,800,000	389,545
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	169,600,000	172,358
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	54,700,000	93,538
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	28,400,000	28,862
Total Put options		1,216,977
Total OTC Options Purchased
(Cost $1,680,896)		1,216,977

Total Investments - 101.1%
(Cost $823,802,415)		$844,935,624
Other Assets & Liabilities, net - (1.1)%		(9,133,016)
Total Net Assets - 100.0%		$835,802,608

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$119,420,000	$(2,592,714)	$(1,232,880)	$(1,359,834)

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	$6,080,000	$(120,936)	$(1,145)	$(119,791)
Goldman Sachs International	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	13,940,000	(277,274)	(19,495)	(257,779)
						$(398,210)	$(20,640)	$(377,570)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	$9,259,000	$18,222	$14,226	$3,996
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	2,940,000	6,618	290	6,328
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,854,000	4,141	3,330	811
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	1,158,000	2,548	2,093	455
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	1,158,000	(2,548)	89	(2,637)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,854,000	(4,141)	88	(4,229)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	9,259,000	(18,222)	95	(18,317)
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	1.57%	Quarterly	08/14/21	33,100,000	(54,746)	358	(55,104)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	26,300,000	(67,381)	345	(67,726)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.10%	Annually	08/28/24	29,610,000	(218,471)	425	(218,896)
								$(333,980)	$21,339	$(355,319)

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$2,935,205	$(14,520)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	33,200,000	BRL	10/01/19	$8,467,474	$7,998,458	$469,016
Bank of America, N.A.	1,042,521,000	JPY	08/02/21	10,287,867	10,048,496	239,371
Goldman Sachs International	24,800,000	BRL	10/01/19	6,203,118	5,974,752	228,366
Citibank N.A., New York	25,520,000	BRL	07/01/21	6,062,071	5,847,053	215,018
Goldman Sachs International	7,880,000	BRL	07/01/20	2,046,222	1,868,089	178,133
Citibank N.A., New York	13,210,000	BRL	10/01/19	3,356,056	3,182,519	173,537
Goldman Sachs International	6,558,825	EUR	07/30/21	7,618,895	7,463,492	155,403
Barclays Bank plc	2,717,000	EUR	01/17/20	3,137,864	2,987,560	150,304
Goldman Sachs International	2,550,000	EUR	01/17/20	2,944,533	2,803,930	140,603
Citibank N.A., New York	6,480,000	BRL	07/01/20	1,669,071	1,536,195	132,876
Citibank N.A., New York	560,280,000	JPY	07/01/21	5,516,848	5,390,570	126,278
Barclays Bank plc	518,259,000	JPY	07/01/21	5,095,458	4,986,277	109,181
JPMorgan Chase Bank, N.A.	6,317,025	EUR	07/30/21	7,290,921	7,188,340	102,581
Morgan Stanley Capital Services LLC	520,260,000	JPY	08/02/21	5,106,095	5,014,605	91,490
Citibank N.A., New York	520,260,000	JPY	05/06/21	5,073,727	4,989,647	84,080

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	18,300,000	BRL	01/02/20	$4,461,548	$4,387,559	$73,989
Bank of America, N.A.	985,000,000	JPY	01/21/20	9,258,824	9,189,111	69,713
Goldman Sachs International	8,600,000	BRL	07/01/21	2,014,759	1,970,402	44,357
Goldman Sachs International	272,035,950	JPY	12/20/21	2,687,836	2,643,874	43,962
Bank of America, N.A.	1,100,400	EUR	06/15/20	1,265,432	1,221,964	43,468
Barclays Bank plc	208,104,000	JPY	06/01/21	2,037,040	1,998,808	38,232
Goldman Sachs International	943,200	EUR	06/15/20	1,085,227	1,047,398	37,829
JPMorgan Chase Bank, N.A.	3,800,000	BRL	07/01/21	902,720	870,643	32,077
Goldman Sachs International	416,000	EUR	04/30/20	477,069	460,594	16,475
Goldman Sachs International	1,362,300,000	JPY	01/10/20	12,706,363	12,700,400	5,963
JPMorgan Chase Bank, N.A.	49,024,500	JPY	03/23/20	462,993	459,088	3,905
Goldman Sachs International	28,292,000	JPY	03/23/20	267,292	264,940	2,352
Deutsche Bank AG	3,538,917,763	KRW	08/04/21	3,018,010	3,016,779	1,231
Goldman Sachs International	48,825	EUR	07/30/20	55,499	54,375	1,124
JPMorgan Chase Bank, N.A.	47,025	EUR	07/30/20	53,139	52,371	768
Citibank N.A., New York	340,600,000	JPY	01/10/20	3,175,669	3,175,333	336
Bank of America, N.A.	521,000	JPY	02/03/20	4,984	4,864	120
Bank of America, N.A.	521,000	JPY	02/01/21	5,090	4,970	120
Bank of America, N.A.	521,000	JPY	08/03/20	5,036	4,918	118
Citibank N.A., New York	280,000	JPY	01/06/20	2,678	2,610	68
Citibank N.A., New York	280,000	JPY	07/01/20	2,705	2,638	67
Citibank N.A., New York	280,000	JPY	01/04/21	2,733	2,667	66
Barclays Bank plc	259,000	JPY	01/06/20	2,473	2,414	59
Barclays Bank plc	259,000	JPY	07/01/20	2,498	2,440	58
Barclays Bank plc	259,000	JPY	01/04/21	2,523	2,467	56
Morgan Stanley Capital Services LLC	260,000	JPY	02/03/20	2,472	2,427	45
Morgan Stanley Capital Services LLC	260,000	JPY	08/03/20	2,499	2,454	45
Morgan Stanley Capital Services LLC	260,000	JPY	02/01/21	2,524	2,480	44
Citibank N.A., New York	260,000	JPY	11/01/19	2,451	2,410	41
Citibank N.A., New York	260,000	JPY	05/01/20	2,481	2,440	41
Citibank N.A., New York	260,000	JPY	11/02/20	2,508	2,467	41
Goldman Sachs International	135,950	JPY	06/21/21	1,329	1,307	22
Goldman Sachs International	135,950	JPY	06/22/20	1,302	1,280	22
Goldman Sachs International	135,950	JPY	12/21/20	1,316	1,294	22
Goldman Sachs International	135,950	JPY	12/20/19	1,286	1,265	21
Barclays Bank plc	104,000	JPY	12/02/19	985	966	19
Barclays Bank plc	104,000	JPY	06/01/20	997	978	19
Barclays Bank plc	104,000	JPY	12/01/20	1,007	989	18
Deutsche Bank AG	9,447,763	KRW	02/04/21	8,010	8,010	—
Deutsche Bank AG	9,447,763	KRW	08/05/20	7,962	7,963	(1)
Deutsche Bank AG	9,447,763	KRW	11/04/20	7,986	7,987	(1)
Deutsche Bank AG	9,139,684	KRW	05/07/21	7,769	7,770	(1)
Deutsche Bank AG	9,447,763	KRW	11/06/19	7,886	7,888	(2)
Deutsche Bank AG	9,242,377	KRW	05/11/20	7,762	7,764	(2)
Deutsche Bank AG	9,447,763	KRW	02/05/20	7,909	7,911	(2)
Citibank N.A., New York	4,112	ILS	04/30/20	1,181	1,201	(20)
Bank of America, N.A.	22,060	ILS	04/30/20	6,348	6,445	(97)
Bank of America, N.A.	217,294	ILS	01/31/20	62,342	63,080	(738)
Bank of America, N.A.	216,700	ILS	02/01/21	63,316	64,204	(888)
Goldman Sachs International	235,243	ILS	04/30/20	67,725	68,731	(1,006)
Bank of America, N.A.	2,222,000	ILS	04/30/21	649,689	660,861	(11,172)
Bank of America, N.A.	4,156,700	ILS	01/31/22	1,232,346	1,249,734	(17,388)
Citibank N.A., New York	4,141,000	ILS	04/30/21	1,209,580	1,231,603	(22,023)
Goldman Sachs International	6,249,808	ILS	02/01/21	1,820,490	1,851,700	(31,210)
Goldman Sachs International	12,470,100	ILS	01/31/22	3,690,333	3,749,201	(58,868)
Barclays Bank plc	8,085,000	ILS	01/31/20	2,287,452	2,347,051	(59,599)
Goldman Sachs International	23,694,600	ILS	04/30/21	6,937,799	7,047,175	(109,376)
Goldman Sachs International	11,597,950	ILS	01/31/20	3,205,746	3,366,849	(161,103)
						$2,539,653

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Depreciation
Morgan Stanley Capital Services LLC	17,803,000	BRL	10/01/19	$(4,242,547)	$4,289,053	$46,506
Citibank N.A., New York	7,121,000	BRL	10/01/19	(1,731,803)	1,715,573	(16,230)
Morgan Stanley Capital Services LLC	46,286,000	BRL	10/01/19	(11,287,392)	11,151,103	(136,289)
						$(106,013)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $1,032,761, (cost $1,000,000) or 0.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2019. See table below for additional step information for each security.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $224,564,174 (cost $223,630,831 ), or 26.9% of total net assets.

[7]	Security is an interest-only strip.
[8]	Face amount of security is adjusted for inflation.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,816,455 (cost $2,450,266), or 0.2% of total net assets — See Note 10.

[11]	Zero coupon rate security.
[12]	Security is a principal-only strip.
[13]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
[14]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$—	*	$—
Mutual Funds	2,544,445	—	—		2,544,445
Money Market Fund	1,672,341	—	—		1,672,341
Collateralized Mortgage Obligations	—	239,939,320	4,988,695		244,928,015
U.S. Government Securities	—	156,411,531	—		156,411,531
Asset-Backed Securities	—	139,753,459	9,617,851		149,371,310
Foreign Government Debt	—	118,879,354	—		118,879,354
Corporate Bonds	—	70,610,451	—		70,610,451
Federal Agency Bonds	—	41,362,645	—		41,362,645
Municipal Bonds	—	4,842,972	—		4,842,972
Senior Floating Rate Interests	—	2,151,586	—		2,151,586
Repurchase Agreements	—	31,674,000	—		31,674,000
Commercial Paper	—	19,269,997	—		19,269,997
Options Purchased	—	1,216,977	—		1,216,977
Forward Foreign Currency Exchange Contracts**	—	3,059,656	—		3,059,656
Interest Rate Swaps Agreements**	—	11,590	—		11,590
Total Assets	$4,216,786	$829,183,538	$14,606,546		$848,006,870

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$1,737,404	$—	$1,737,404
Total Return Swap Agreements**	—	14,520	—	14,520
Interest Rate Swaps Agreements**	—	366,909	—	366,909
Forward Foreign Currency Exchange Contracts**	—	626,016	—	626,016
Unfunded Loan Commitments (Note 9)	—	—	929	929
Total Liabilities	$—	$2,744,849	$929	$2,745,778

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$8,585,090	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Asset Backed Securities	1,032,761	Yield Analysis	Yield	3.4%	—
Collateralized Mortgage Obligations	4,988,695	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$14,606,546
Liabilities:
Unfunded Loan Commitments	$929	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

Significant changes in quote, yield, market comparable yields, liquidation value, purchase price or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctate and/or the availability of data used in an inestment’s valuation changes. For the year ended September 30, 2019, the Fund had securities with a total value of $135,090 transfer into Level 3 from Level 2 due to lack of observable inputs. For the year ended September 30, 2019, the Fund had liabilities with a total value of $929 transfer into Level 3 from Level 2 due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

	Assets			Liabilities
	Asset Backed Securities	Collateralized Mortgage Obligations	Total Assets	Unfunded Loans
Beginning Balance	$988,544	$—	$988,544	$—
Purchases/(Receipts)	8,450,000	5,103,125	13,553,125	—
(Sales, maturities and paydowns)/Fundings	—	—	—	—
Amortization of premiums/discounts	—	—	—	—
Total realized gains (losses) included in earnings	—	—	—	—
Total change in unrealized appreciation (depreciation) included in earnings	44,217	(114,430)	(70,213)	—
Transfers into Level 3	135,090	—	135,090	(929)
Ending Balance	$9,617,851	$4,988,695	$14,606,546	$(929)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$44,217	$(114,430)	$(70,213)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.75% due 05/25/57	3.00%	03/25/20	—	—
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 3.00% due 06/25/57	3.25%	12/25/19	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
INVESTMENT GRADE BOND FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.35% - 3.00%			2.63%
10/01/19	$13,574,000	$13,574,980	02/28/23	$5,000,000	$5,173,000
			Fannie Mae Pool
			3.50%
			09/01/49	3,000,000	3,082,200
			U.S. Treasury Note
			2.50%
			05/15/24	2,912,000	3,031,974
			Ginnie Mae II Pool
			4.50%
			06/20/49	2,486,000	2,610,300
				13,398,000	13,897,474

Societe Generale			Fannie Mae Connecticut
2.54% (3 Month USD LIBOR + 0.40%)			Avenue Securities 4.12%
04/14/20*	12,000,000	12,183,609	03/25/31	3,750,000	3,774,000
			STACR Trust
			4.17%
			12/25/30	3,741,000	3,772,799
			Fannie Mae Connecticut Avenue Securities
			4.02%
			03/25/31	3,742,000	3,755,471
			Freddie Mac Structured Agency Credit Risk Debt Notes
			4.67%
			12/25/29	3,740,000	3,748,976
				14,973,000	15,051,246

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
INVESTMENT GRADE BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Saxon Asset Securities Trust
2.33%			2.47%
12/16/19	$3,100,000	$3,118,219	11/25/37	$3,831,000	$3,734,076

BofA Securities, Inc.			U.S. Treasury Note
2.80%			1.50%
10/01/19	3,000,000	3,000,233	09/30/24	3,076,000	3,068,310

*

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares/ Face Amount 09/30/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$2,489,273	$122,837	$—	$—	$(67,665)	$2,544,445	100,770	$122,825	$12

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $789,502,513)	$810,717,179
Investments in affiliated issuers, at value (cost $2,625,902)	2,544,445
Repurchase agreements, at value (cost $31,674,000)	31,674,000
Cash	3,499
Segregated cash with broker	3,439,068
Unamortized upfront premiums paid on interest rate swap agreements	21,339
Unrealized appreciation on forward foreign currency exchange contracts	3,059,656
Prepaid expenses	66,886
Receivables:
Fund shares sold	4,810,046
Interest	2,830,053
Foreign tax reclaims	29,232
Dividends	9,206
Swap settlement	2,373
Securities sold	552
Total assets	859,207,534

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $200)	929
Segregated cash due to broker	2,492,799
Unamortized upfront premiums received on credit default swap agreements	1,253,520
Unrealized depreciation on OTC swap agreements	392,090
Unrealized depreciation on forward foreign currency exchange contracts	626,016
Payable for:
Securities purchased	12,442,040
Fund shares redeemed	5,479,784
Distributions to shareholders	185,689
Management Fees	101,295
Variation margin on interest rate swaps	64,276
Transfer agent/maintenance fees	55,739
Distribution and service fees	55,673
Fund accounting/administration fees	50,685
Protection fees on credit default swaps	42,607
Variation margin on credit default swaps	15,789
Trustees’ fees*	2,130
Miscellaneous	143,865
Total liabilities	23,404,926
Net assets	$835,802,608

Net assets consist of:
Paid in capital	$818,487,223
Total distributable earnings (loss)	17,315,385
Net assets	$835,802,608

A-Class:
Net assets	$149,442,293
Capital shares outstanding	7,890,771
Net asset value per share	$18.94
Maximum offering price per share (Net asset value divided by 96.00%)	$19.73

C-Class:
Net assets	$22,531,389
Capital shares outstanding	1,194,698
Net asset value per share	$18.86

P-Class:
Net assets	$50,257,968
Capital shares outstanding	2,651,201
Net asset value per share	$18.96

Institutional Class:
Net assets	$613,570,958
Capital shares outstanding	32,439,090
Net asset value per share	$18.91

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$8,157
Dividends from securities of affiliated issuers	122,825
Interest	21,403,143
Total investment income	21,534,125

Expenses:
Management fees	2,774,100
Distribution and service fees
A-Class	314,712
C-Class	202,369
P-Class	125,953
Transfer agent/maintenance fees
A-Class	129,294
C-Class	25,384
P-Class	71,469
Institutional Class	387,947
Fund accounting/administration fees	569,053
Line of credit fees	54,877
Professional fees	98,319
Custodian fees	46,758
Trustees’ fees*	32,087
Interest expense	1,170
Miscellaneous	260,864
Recoupment of previously waived fees:
P-Class	2,049
Total expenses	5,096,405
Less:
Expenses reimbursed by Adviser:
A Class	(83,587)
C Class	(18,393)
P Class	(54,745)
Institutional Class	(409,099)
Expenses waived by Adviser	(190,985)
Earnings credits applied	(21,147)
Total waived/reimbursed expenses	(777,956)
Net expenses	4,318,449
Net investment income	17,215,676

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,506,692
Distributions received from affiliated investment companies	12
Swap agreements	(3,089,665)
Futures contracts	(672,044)
Options purchased	(1,457,279)
Options written	222,776
Forward foreign currency exchange contracts	865,712
Foreign currency transactions	(331,752)
Net realized loss	(1,955,548)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	30,154,638
Investments in affiliated issuers	(67,665)
Swap agreements	(4,079,230)
Options purchased	69,095
Forward foreign currency exchange contracts	1,585,011
Foreign currency translations	12,001
Net change in unrealized appreciation (depreciation)	27,673,850
Net realized and unrealized gain	25,718,302
Net increase in net assets resulting from operations	$42,933,978

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,215,676	$12,108,319
Net realized gain (loss) on investments	(1,955,548)	2,180,609
Net change in unrealized appreciation (depreciation) on investments	27,673,850	(7,667,160)
Net increase in net assets resulting from operations	42,933,978	6,621,768

Distributions to shareholders:
A-Class	(2,893,860)	(4,168,019)
C-Class	(315,588)	(473,849)
P-Class	(1,152,101)	(832,713)
Institutional Class	(13,370,258)	(6,667,145)
Total distributions to shareholders	(17,731,807)	(12,141,726)

Capital share transactions:
Proceeds from sale of shares
A-Class	64,610,063	53,960,443
C-Class	10,545,808	5,242,102
P-Class	26,742,004	40,693,678
Institutional Class	404,540,927	286,726,563
Distributions reinvested
A-Class	2,735,453	3,808,487
C-Class	264,333	418,766
P-Class	1,152,101	831,621
Institutional Class	11,667,156	6,230,399
Cost of shares redeemed
A-Class	(41,212,570)	(107,498,545)
C-Class	(7,745,053)	(14,673,803)
P-Class	(27,544,592)	(10,133,358)
Institutional Class	(202,256,261)	(51,009,557)
Net increase from capital share transactions	243,499,369	214,596,796
Net increase in net assets	268,701,540	209,076,838

Net assets:
Beginning of year	567,101,068	358,024,230
End of year	$835,802,608	$567,101,068

Capital share activity:
Shares sold
A-Class	3,470,553	2,921,467
C-Class	566,982	284,936
P-Class	1,452,776	2,202,577
Institutional Class	21,936,510	15,578,745
Shares issued from reinvestment of distributions
A-Class	147,384	206,047
C-Class	14,306	22,751
P-Class	62,074	45,020
Institutional Class	628,866	337,987
Shares redeemed
A-Class	(2,223,090)	(5,830,241)
C-Class	(416,564)	(798,082)
P-Class	(1,494,589)	(548,740)
Institutional Class	(10,939,242)	(2,770,696)
Net increase in shares	13,205,966	11,651,771

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.33	$18.55	$18.55	$18.10	$18.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.49	.59	.64	.69
Net gain (loss) on investments (realized and unrealized)	.63	(.22)	.02	.50	(.30)
Total from investment operations	1.04	.27	.61	1.14	.39
Less distributions from:
Net investment income	(.43)	(.49)	(.61)	(.69)	(.79)
Total distributions	(.43)	(.49)	(.61)	(.69)	(.79)
Net asset value, end of period	$18.94	$18.33	$18.55	$18.55	$18.10

Total Return[b]	5.72%	1.46%	3.39%	6.50%	2.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,442	$119,066	$170,624	$158,932	$115,019
Ratios to average net assets:
Net investment income (loss)	2.23%	2.64%	3.19%	3.55%	3.72%
Total expenses[c]	0.89%	0.93%	1.07%	1.08%	1.17%
Net expenses[d,e,g]	0.80%	0.83%	1.02%	1.03%	1.07%
Portfolio turnover rate	77%	53%	81%	100%	57%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.25	$18.47	$18.48	$18.02	$18.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.35	.45	.51	.55
Net gain (loss) on investments (realized and unrealized)	.62	(.22)	.02	.51	(.30)
Total from investment operations	.90	.13	.47	1.02	.25
Less distributions from:
Net investment income	(.29)	(.35)	(.48)	(.56)	(.65)
Total distributions	(.29)	(.35)	(.48)	(.56)	(.65)
Net asset value, end of period	$18.86	$18.25	$18.47	$18.48	$18.02

Total Return[b]	4.96%	0.71%	2.59%	5.78%	1.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,531	$18,799	$28,083	$36,040	$24,111
Ratios to average net assets:
Net investment income (loss)	1.50%	1.92%	2.47%	2.81%	3.00%
Total expenses[c]	1.67%	1.75%	1.85%	1.90%	1.99%
Net expenses[d,e,g]	1.55%	1.57%	1.77%	1.77%	1.82%
Portfolio turnover rate	77%	53%	81%	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$18.34	$18.56	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.48	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	.63	(.21)	.05	.55	(.26)
Total from investment operations	1.04	.27	.61	1.14	(.01)
Less distributions from:
Net investment income	(.42)	(.49)	(.62)	(.69)	(.32)
Total distributions	(.42)	(.49)	(.62)	(.69)	(.32)
Net asset value, end of period	$18.96	$18.34	$18.56	$18.57	$18.12

Total Return	5.77%	1.45%	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,258	$48,263	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	2.24%	2.61%	3.06%	3.25%	3.25%
Total expenses[c]	0.93%	0.94%	1.13%	0.98%	3.29%
Net expenses[d,e,g]	0.80%	0.80%	1.01%	0.98%	1.09%
Portfolio turnover rate	77%	53%	81%	100%	57%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.30	$18.52	$18.53	$18.07	$18.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.54	.64	.62	.74
Net gain (loss) on investments (realized and unrealized)	.62	(.22)	.02	.58	(.31)
Total from investment operations	1.09	.32	.66	1.20	.43
Less distributions from:
Net investment income	(.48)	(.54)	(.67)	(.74)	(.83)
Total distributions	(.48)	(.54)	(.67)	(.74)	(.83)
Net asset value, end of period	$18.91	$18.30	$18.52	$18.53	$18.07

Total Return	6.03%	1.75%	3.67%	6.83%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$613,571	$380,974	$142,014	$83,168	$6,910
Ratios to average net assets:
Net investment income (loss)	2.52%	2.92%	3.51%	3.41%	4.01%
Total expenses[c]	0.62%	0.60%	0.74%	0.76%	0.94%
Net expenses[d,e,g]	0.51%	0.52%	0.70%	0.76%	0.82%
Portfolio turnover rate	77%	53%	81%	100%	57%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.05%
C-Class	—	0.00%*	0.03%
P-Class	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	0.02%

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.79%	0.82%	1.00%	1.00%	1.00%
C-Class	1.54%	1.57%	1.75%	1.74%	1.75%
P-Class	0.79%	0.80%	0.99%	0.97%	1.00%
Institutional Class	0.50%	0.52%	0.68%	0.75%	0.75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, the Guggenheim Municipal Income Fund returned 8.13%1, compared with the 8.55% return of the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark.

The Fund’s short duration bias hindered returns in a year of falling interest rates and record retail inflows into the municipal sector; however, we did own long-dated zero coupon bonds that offset some of the underperformance.

We continue to maintain a defensive posture, and we expect idiosyncratic opportunities to emerge as volatility returns. The broader municipal market, on the back of low supply, record inflows, and positive returns, has slowly but steadily become less disciplined on credit underwriting over the last 4-5 years.

A recent legal development shows the need for greater vigilance in municipal bonds. In late March, the U.S. Court of Appeals for the First Circuit ruled in a Puerto Rican bankruptcy case that, post-bankruptcy, special revenue bond payments are optional and not mandatory under municipal bankruptcy code (“Chapter 9.”)

The special revenue bond is a tax-exempt bond issued for a dedicated purpose, i.e. for transportation funding or water utility capital projects; such bonds would be paid directly from the revenues tied to the transportation project or utility. Market participants have historically interpreted Chapter 9 to say that special revenue bonds are not subject to automatic stay in bankruptcy, and that issuers are required to continue payments even after entering a workout. The First Circuit ruling overturned this interpretation.

We have been skeptical of the special revenue concept in the past, due to the lack of precedence in municipal bankruptcies. Regardless of the intent of the 1988 congressional amendment creating the special revenue protections, the low number of municipal bankruptcies means that case law affirming the concept was limited, allowing leeway for judges to interpret the provision as befitting the circumstances of each case. Further, municipal investors had already tacitly acknowledged the vulnerability of special revenues when bondholders opted to tender Detroit Water & Sewer bonds below par during that city’s 2013 bankruptcy, despite the utility’s being outside of the restructuring case.

Going forward, we expect the market to be much more skeptical of special revenue bonds from weak obligors like Chicago. The First Circuit ruling did not impair the pre-petition liens of special revenue bonds, and other circuit courts do not necessarily have to follow the decision. However, we continue to believe that special revenue features by themselves are insufficient to fully protect bondholders. A security should have additional protections, such as a statutory lien, good financials and demographics, and a cash flow lockbox, to better insulate investors against surprise impairments.

Looser covenants is a well-discussed phenomenon in the bank loan and high yield corporate bonds space. We see parallels in the municipal sector as well. Not-for-profit hospitals, especially those rated single-A or BBB, used to issue bonds with a gamut of structural protections: cash-funded debt service reserves, mortgage liens, high debt service coverage and additional bond test requirements, etc. Such protections were demanded by the market to offset issuer- and industry-specific credit risks.

We have seen these structural features gradually fade away in the last few years. Cash reserve funds and mortgage liens are now rare even among BBB credits, and the required ratios for debt service coverage and additional bonds have declined. Now we see healthcare deals that allow the bond’s entire indenture to be replaced without bondholder consent. Such provisions will have some qualifiers, such as rating agency approval or maintenance of certain financial covenants, but none of the pre-conditions give investors the right to decline. Consequently, investors might find themselves owning a radically different (and likely much weaker) security package from one day to the next, without direct say or compensation. Based on the deals we reviewed, the portion of new healthcare issuance with indenture replacement language has risen from 35% in 2017 to 59% in 2019. The trend merits watching, and municipal investors should proceed with caution.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Besides looser credit standards, we also have seen more relaxed requirements around the standard market structure for a tax exempt bond–5% coupon, non-callable for the first ten years (“NC10”) after initial issuance. The 5% NC10 structure has been standard going back at least 11 years and represents the most liquid of the various bond structures in the marketplace. Institutional investors, especially mutual funds, have usually preferred that structure because it reduces the risks of a bond falling below the allowed market discount price–resulting in ordinary income taxes on a portion of the accretion to par–if interest rates spike. Thus, sub-5% structures have usually traded at significant discounts to the 5% coupons.

Lately, preference for the 5% NC10 has subsided as investors chase the incremental spread in lower-coupon structures. Year-to-date, sub-5% bonds comprised 46% of new issues, versus 39% for all of 2018. Investors ignoring the potential illiquidity and market discount risks down the line, in return for the wider spread (off of yields, that are already low on an absolute basis) upfront. We are mindful of the old refrain about liquidity–always plentiful when not needed, but otherwise never around. Current yields and spreads on sub-5% coupon bonds provide insufficient compensation for their illiquidity risk, and we have refrained from moving down the coupon structure this year.

The seeds of outperformance (and underperformance) in 2-3 years’ time are being planted today. Errors of commission are just as deadly as errors of omission; what we do and what we avoid doing are both relevant to shareholder returns. Thus, we are maintaining our stringent investment criteria, keeping in mind that certainty of principal repayment must come before any potential for excess returns. As the current economic cycle winds down, we expect our caution to pay off.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

MUNICIPAL INCOME FUND

OBECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	9.9%
AA	59.1%
A	14.4%
BBB	8.4%
BB	1.7%
NR2	3.4%
Other Instruments	3.1%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
New York City Water & Sewer System Revenue Bonds, 1.76%	4.4%
City of New York New York General Obligation Unlimited, 1.77%	3.7%
El Camino Healthcare District General Obligation Unlimited	3.5%
Stockton Public Financing Authority Revenue Bonds, 6.25%	2.0%
Detroit Wayne County Stadium Authority Revenue Bonds, 5.00%	1.9%
Tustin Unified School District General Obligation Unlimited, 6.00%	1.9%
Hudson County Improvement Authority Revenue Bonds, 6.00%	1.7%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 1.76%	1.7%
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited	1.4%
Newport Mesa Unified School District General Obligation Unlimited	1.2%
Top Ten Total	23.4%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares~	8.13%	3.31%	5.46%
A-Class Shares with sales charge‡	3.80%	2.32%	4.94%
Bloomberg Barclays Municipal Bond Index	8.55%	3.66%	4.16%

	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	7.33%	2.54%	3.06%
C-Class Shares with CDSC§	6.33%	2.54%	3.06%
Institutional Class Shares	8.48%	3.59%	4.10%
Bloomberg Barclays Municipal Bond Index	8.55%	3.66%	3.65%

	1 Year	Since Inception (05/01/15)
P-Class Shares	8.20%	3.23%
Bloomberg Barclays Municipal Bond Index	8.55%	3.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	September 30, 2019
MUNICIPAL INCOME FUND

	Shares	Value
CLOSED-END FUNDS† - 3.0%
BlackRock MuniVest Fund, Inc.	30,252	$278,318
BlackRock MuniYield Quality Fund, Inc.	14,702	221,118
BNY Mellon Strategic Municipals, Inc.	24,484	210,073
BlackRock Municipal Income Quality Trust	12,440	176,026
Invesco Municipal Opportunity Trust	13,690	171,262
Invesco Trust for Investment Grade Municipals	13,171	169,511
Invesco Municipal Trust	12,197	153,804
BlackRock MuniYield California Quality Fund, Inc.	10,031	144,346
Invesco Advantage Municipal Income Trust II	10,353	116,368
DWS Municipal Income Trust	9,595	111,206
BlackRock MuniEnhanced Fund, Inc.	4,314	48,921
BlackRock MuniHoldings Investment Quality Fund	7	95
Total Closed-End Funds
(Cost $1,791,138)		1,801,048

MONEY MARKET FUND† - 0.1%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares 1.39%[1]	34,155	34,155
Total Money Market Fund
(Cost $34,155)		34,155

	Face Amount
MUNICIPAL BONDS†† - 96.3%
California - 23.6%
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	$2,500,000	2,030,800
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	1,000,000	1,189,330
6.25% due 10/01/40	250,000	296,892
5.00% due 10/01/33	200,000	252,220
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/21	1,000,000	1,089,110
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	541,933
due 08/01/30[2]	415,000	328,946
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,6]	1,000,000	824,810
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	684,944
Los Angeles Department of Water & Power Power System Revenue Bonds
5.00% due 07/01/43	500,000	548,480
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	532,385
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	531,400
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	481,250
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	376,218
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	220,000	235,704
5.00% due 08/01/40	120,000	139,985
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	339,309
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	300,005
Placer Union High School District General Obligation Unlimited
due 08/01/30[2]	375,000	299,801
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[3,6]	250,000	269,208
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/41	220,000	260,187
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	200,000	256,246
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	238,730
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	200,000	216,786
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	216,516
Stanton Redevelopment Agency Tax Allocation
5.00% due 12/01/40	180,000	212,670
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	188,010
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[2]	195,000	182,695

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	$200,000	$164,852
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	155,985
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/44	100,000	123,938
Washington Township Health Care District Revenue Bonds
5.00% due 07/01/32	100,000	122,778
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	119,776
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	80,118
Sequoia Healthcare District Revenue Bonds
5.38% due 08/15/23	5,000	5,449
Total California		13,837,466

New York - 13.9%
New York City Water & Sewer System Revenue Bonds
1.76% (VRDN) due 06/15/45[4]	2,600,000	2,600,000
City of New York New York General Obligation Unlimited
1.77% (VRDN) due 04/01/36[4]	2,200,000	2,200,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
1.76% (VRDN) due 08/01/42[4]	1,000,000	1,000,000
1.75% (VRDN) due 11/01/36[4]	500,000	500,000
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	368,665
5.00% due 08/01/26	250,000	302,410
5.00% due 12/01/27[5]	200,000	241,366
5.00% due 02/18/20	15,000	15,214
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	224,722
5.00% due 08/01/26	200,000	210,238
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	286,182
Westchester County Healthcare Corp. Revenue Bonds
5.00% due 11/01/44	193,000	213,462
Total New York		8,162,259

Texas - 8.8%
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	658,600
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	361,196
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	301,210
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	249,124
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	243,868
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	243,196
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	242,500
Bexar County Health Facilities Development Corp. Revenue Bonds
5.00% due 07/15/22	225,000	242,244
Texas Water Development Board Revenue Bonds
5.00% due 10/15/46	200,000	237,592
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	237,426
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	235,616
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	226,658
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	223,514
Texas Municipal Gas Acquisition & Supply Corporation I Revenue Bonds
6.25% due 12/15/26	185,000	215,825
Texas Tech University Revenue Bonds
5.00% due 08/15/32	200,000	211,898
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	211,540
Spring Independent School District General Obligation Unlimited
4.00% due 08/15/37	150,000	172,179
City of Fort Worth Texas Water & Sewer System Revenue Bonds
5.00% due 02/15/32	100,000	125,179
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	121,874
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	121,738
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	121,159

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value
City of Arlington Texas Special Tax
5.00% due 02/15/48	$100,000	$119,177
Texas A&M University Revenue Bonds
5.00% due 11/15/19	40,000	40,179
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	10,000	11,297
Leander Independent School District General Obligation Unlimited
due 08/15/24[2]	5,000	2,773
Total Texas		5,177,562

Michigan - 4.6%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,090,650
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	500,000	542,120
5.00% due 05/01/30	300,000	325,590
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	212,254
4.00% due 12/01/44	100,000	108,216
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	234,592
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	200,000	210,102
Total Michigan		2,723,524

Washington - 4.4%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27	500,000	516,525
5.25% due 09/01/32	500,000	514,790
King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	325,000	393,910
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	243,002
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	241,824
Washington State Convention Center Public Facilities District Revenue Bonds
5.00% due 07/01/48	200,000	240,498
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	240,152
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	205,427
Total Washington		2,596,128

New Jersey - 3.9%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,000,000	1,011,310
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/41	300,000	342,273
5.00% due 07/01/36	200,000	230,934
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	375,294
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	304,577
Total New Jersey		2,264,388

Colorado - 3.7%
University of Colorado Revenue Bonds
5.00% due 06/01/22	285,000	312,584
5.00% due 06/01/26	200,000	246,512
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	458,223
Denver Health & Hospital Authority Revenue Bonds
5.00% due 12/01/30	200,000	251,634
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	251,508
Board of Governors of Colorado State University System Revenue Bonds
5.00% due 03/01/41	200,000	237,202
City & County of Denver Colorado Revenue Bonds
due 08/01/30[2]	200,000	150,294
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	130,328
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	119,759
Total Colorado		2,158,044

Illinois - 3.1%
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	500,000	529,530
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	473,536
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	346,899

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	$200,000	$240,044
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	228,576
Total Illinois		1,818,585

Massachusetts - 2.8%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/21	1,000,000	1,068,464
5.00% due 07/01/29	200,000	239,484
5.70% due 10/01/19	150,000	150,000
5.00% due 07/01/36	100,000	116,956
5.60% due 10/01/19	50,000	50,000
Total Massachusetts		1,624,904

Pennsylvania - 2.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	583,750
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	349,962
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	300,000	342,111
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	126,332
5.00% due 11/01/29	50,000	50,129
Northeastern Pennsylvania Hospital & Education Authority Revenue Bonds
5.00% due 05/01/20	100,000	101,874
Berks County Municipal Authority Revenue Bonds
5.25% due 11/01/19	30,000	30,093
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/25	5,000	5,260
Ridley Park Hospital Authority Revenue Bonds
6.13% due 12/01/20	5,000	5,154
Total Pennsylvania		1,594,665

Louisiana - 2.3%
Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds
5.00% due 10/01/37	500,000	582,975
5.00% due 10/01/26	150,000	182,685
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	304,037
Lafayette Parish School Board Revenue Bonds
5.00% due 04/01/49	200,000	245,092
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	6,085
Total Louisiana		1,320,874

Florida - 1.9%
Miami Beach Redevelopment Agency Tax Allocation
5.00% due 02/01/40	300,000	341,460
City of Jacksonville Florida Revenue Bonds
5.00% due 10/01/29	300,000	330,807
County of Pasco Florida General Obligation Unlimited
5.00% due 10/01/48	200,000	247,152
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	125,818
Orange County Health Facilities Authority Revenue Bonds
5.13% due 10/01/19	55,000	55,000
Tampa Bay Water Revenue Bonds
5.00% due 10/01/19	10,000	10,000
Total Florida		1,110,237

North Carolina - 1.6%
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	368,472
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	366,831
County of New Hanover North Carolina Revenue Bonds
5.00% due 10/01/22	150,000	162,979
4.25% due 10/01/19	30,000	30,000
North Carolina Eastern Municipal Power Agency Revenue Bonds
4.50% due 01/01/22	10,000	10,471
Total North Carolina		938,753

West Virginia - 1.5%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	540,825
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	352,851
Total West Virginia		893,676

District of Columbia - 1.5%
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	338,708
5.00% due 06/01/32	275,000	316,858
5.00% due 06/01/31	175,000	215,168
Total District of Columbia		870,734

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value
Mississippi - 1.3%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	$500,000	$527,550
6.25% due 10/01/26	230,000	242,211
Total Mississippi		769,761

Ohio - 1.2%
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	244,656
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	232,084
Ohio Higher Educational Facility Commission Revenue Bonds
5.00% due 10/01/19	230,000	230,000
Total Ohio		706,740

Arizona - 1.2%
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	300,115
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	259,848
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	124,666
Industrial Development Authority of the City of Phoenix Revenue Bonds
7.25% due 11/01/19[5]	10,000	10,047
Total Arizona		694,676

Oklahoma - 1.2%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	433,059
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	247,708
Total Oklahoma		680,767

Arkansas - 1.1%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	384,496
University of Arkansas Revenue Bonds
5.00% due 11/01/47	200,000	242,126
Total Arkansas		626,622

South Carolina - 1.0%
Anderson County School District No. 5 General Obligation Unlimited
5.00% due 03/01/27	300,000	366,951
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	248,146
Total South Carolina		615,097

Puerto Rico - 1.0%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	280,360
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	271,390
Commonwealth of Puerto Rico General Obligation Unlimited
5.25% due 07/01/24	45,000	47,378
Total Puerto Rico		599,128

Alaska - 0.9%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	297,937
CIVICVentures Revenue Bonds
5.00% due 09/01/27	200,000	234,784
Total Alaska		532,721

Virginia - 0.8%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/25	250,000	298,195
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	192,760
Total Virginia		490,955

Nebraska - 0.8%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	248,024
Nebraska Investment Finance Authority Revenue Bonds
3.40% due 09/01/39	200,000	209,936
Total Nebraska		457,960

Nevada - 0.8%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	275,390
Las Vegas Convention & Visitors Authority Revenue Bonds
5.00% due 07/01/43	150,000	180,507
Total Nevada		455,897

Kentucky - 0.7%
Kentucky Economic Development Finance Authority Revenue Bonds
5.00% due 07/01/37	200,000	226,088
City of Ashland Kentucky Revenue Bonds
5.00% due 02/01/22	200,000	202,020
Total Kentucky		428,108

Georgia - 0.5%
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	238,358

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MUNICIPAL INCOME FUND

	Face Amount	Value
Fulton County Development Authority Revenue Bonds
5.00% due 11/01/19	$50,000	$50,151
Thomasville Hospital Authority Revenue Bonds
5.25% due 11/02/20	25,000	26,056
Total Georgia		314,565

Delaware - 0.5%
Delaware State Health Facilities Authority Revenue Bonds
5.00% due 06/01/28	200,000	243,906
University of Delaware Revenue Bonds
4.00% due 11/01/19	35,000	35,076
Total Delaware		278,982

Vermont - 0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	232,336

North Dakota - 0.4%
City of Grand Forks North Dakota Revenue Bonds
5.00% due 12/01/24	200,000	230,620

South Dakota - 0.3%
South Dakota Board of Regents Revenue Bonds
5.00% due 04/01/34	150,000	183,113

Indiana - 0.3%
Indiana Finance Authority Revenue Bonds
5.00% due 10/01/41	100,000	118,505
5.25% due 11/01/19	50,000	50,156
Total Indiana		168,661

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	129,065

Rhode Island - 0.2%
Rhode Island Health & Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	122,482

Oregon - 0.2%
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	121,651

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	121,593

Montana - 0.2%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	121,588

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	121,227

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% (VRDN) due 09/01/49[4]	100,000	118,240

New Hampshire - 0.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
6.25% due 10/01/19	50,000	50,000

New Mexico - 0.1%
City of Albuquerque New Mexico Revenue Bonds
5.00% due 07/01/25	30,000	34,238

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/27	5,000	5,825

Guam - 0.0%
Guam Power Authority Revenue Bonds
5.50% due 10/01/20	5,000	5,210
Total Municipal Bonds
(Cost $53,939,148)		56,509,627

Total Investments - 99.4%
(Cost $55,764,441)		$58,344,830
Other Assets & Liabilities, net - 0.6%		325,401
Total Net Assets - 100.0%		$58,670,231

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
MUNICIPAL INCOME FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2019.
[2]	Zero coupon rate security.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2019. See table below for additional step information for each security.

[4]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2019.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $251,413 (cost $225,184), or 0.4% of total net assets.

[6]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$1,801,048	$—	$—	$1,801,048
Money Market Fund	34,155	—	—	34,155
Municipal Bonds	—	56,509,627	—	56,509,627
Total Assets	$1,835,203	$56,509,627	$—	$58,344,830

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	—	—

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $55,764,441)	$58,344,830
Cash	2,461
Prepaid expenses	34,677
Receivables:
Interest	578,439
Fund shares sold	28,396
Investment Adviser	13,398
Dividends	2,808
Total assets	59,005,009

Liabilities:
Payable for:
Securities purchased	180,761
Fund shares redeemed	52,968
Pricing fees	26,379
Professional fees	24,652
Distributions to shareholders	13,798
Distribution and service fees	9,725
Transfer agent/maintenance fees	8,331
Fund accounting/administration fees	3,651
Trustees’ fees*	3,242
Miscellaneous	11,271
Total liabilities	334,778
Net assets	$58,670,231

Net assets consist of:
Paid in capital	$56,218,852
Total distributable earnings (loss)	2,451,379
Net assets	$58,670,231

A-Class:
Net assets	$42,512,422
Capital shares outstanding	3,239,210
Net asset value per share	$13.12
Maximum offering price per share (Net asset value divided by 96.00%)	$13.67

C-Class:
Net assets	$1,981,189
Capital shares outstanding	151,070
Net asset value per share	$13.11

P-Class:
Net assets	$206,791
Capital shares outstanding	15,754
Net asset value per share	$13.13

Institutional Class:
Net assets	$13,969,829
Capital shares outstanding	1,064,333
Net asset value per share	$13.13

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$13,546
Interest	1,308,168
Total investment income	1,321,714

Expenses:
Management fees	211,184
Distribution and service fees:
A-Class	71,984
C-Class	20,511
P-Class	283
Transfer agent/maintenance fees:
A-Class	34,175
C-Class	2,953
P-Class	378
Institutional Class	12,173
Registration fees	59,679
Fund accounting/administration fees	33,790
Professional fees	33,431
Trustees’ fees*	20,321
Custodian fees	2,869
Line of credit fees	2,800
Miscellaneous	46,385
Recoupment of previously waived fees:
A-Class	100
Total expenses	553,016
Less:
Expenses reimbursed by Adviser:
A Class	(53,715)
C Class	(4,238)
P Class	(458)
Institutional Class	(19,281)
Expenses waived by Adviser	(147,443)
Total waived/reimbursed expenses	(225,135)
Net expenses	327,881
Net investment income	993,833

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(42,831)
Net realized loss	(42,831)
Net change in unrealized appreciation (depreciation) on:
Investments	2,182,973
Net change in unrealized appreciation (depreciation)	2,182,973
Net realized and unrealized gain	2,140,142
Net increase in net assets resulting from operations	$3,133,975

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$993,833	$1,068,778
Net realized gain (loss) on investments	(42,831)	134,287
Net change in unrealized appreciation (depreciation) on investments	2,182,973	(999,817)
Net increase in net assets resulting from operations	3,133,975	203,248

Distributions to shareholders:
A-Class	(736,110)	(687,912)
C-Class	(39,446)	(49,583)
P-Class	(2,756)	(1,608)
Institutional Class	(318,435)	(329,776)
Total distributions to shareholders	(1,096,747)	(1,068,879)

Capital share transactions:
Proceeds from sale of shares
A-Class	26,456,149	1,774,909
C-Class	548,605	208,755
P-Class	164,344	9,947
Institutional Class	5,941,830	3,898,644
Distributions reinvested
A-Class	506,049	437,195
C-Class	31,368	34,842
P-Class	2,756	1,602
Institutional Class	305,395	269,005
Cost of shares redeemed
A-Class	(11,365,476)	(9,596,304)
C-Class	(1,103,845)	(1,549,487)
P-Class	(3,449)	(83,607)
Institutional Class	(1,928,600)	(10,769,834)
Net increase (decrease) from capital share transactions	19,555,126	(15,364,333)
Net increase (decrease) in net assets	21,592,354	(16,229,964)

Net assets:
Beginning of year	37,077,877	53,307,841
End of year	$58,670,231	$37,077,877

Capital share activity:
Shares sold
A-Class	2,038,962	140,305
C-Class	42,762	16,475
P-Class	12,827	788
Institutional Class	464,446	308,805
Shares issued from reinvestment of distributions
A-Class	39,477	34,710
C-Class	2,466	2,768
P-Class	214	127
Institutional Class	23,869	21,353
Shares redeemed
A-Class	(891,195)	(761,249)
C-Class	(87,169)	(123,092)
P-Class	(264)	(6,672)
Institutional Class	(151,514)	(855,029)
Net increase (decrease) in shares	1,494,881	(1,220,711)

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.46	$12.70	$12.86	$12.52	$12.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.30	.27	.26	.29
Net gain (loss) on investments (realized and unrealized)	.70	(.24)	(.15)	.34	.01
Total from investment operations	1.00	.06	.12	.60	.30
Less distributions from:
Net investment income	(.30)	(.30)	(.28)	(.26)	(.29)
Net realized gains	(.04)	—	—	—	—
Total distributions	(.34)	(.30)	(.28)	(.26)	(.29)
Net asset value, end of period	$13.12	$12.46	$12.70	$12.86	$12.52

Total Return[b]	8.13%	0.44%	0.94%	4.85%	2.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,512	$25,570	$33,515	$41,283	$49,086
Ratios to average net assets:
Net investment income (loss)	2.31%	2.35%	2.19%	2.06%	2.28%
Total expenses[c]	1.34%	1.30%	1.20%	1.18%	1.17%
Net expenses[d,e,g]	0.81%	0.80%	0.82%	0.81%	0.81%
Portfolio turnover rate	30%	13%	31%	61%	80%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.45	$12.69	$12.86	$12.52	$12.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.20	.18	.16	.19
Net gain (loss) on investments (realized and unrealized)	.69	(.24)	(.17)	.35	.02
Total from investment operations	.90	(.04)	.01	.51	.21
Less distributions from:
Net investment income	(.20)	(.20)	(.18)	(.17)	(.19)
Net realized gains	(.04)	—	—	—	—
Total distributions	(.24)	(.20)	(.18)	(.17)	(.19)
Net asset value, end of period	$13.11	$12.45	$12.69	$12.86	$12.52

Total Return[b]	7.33%	(0.30%)	0.12%	4.06%	1.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,981	$2,403	$3,768	$5,008	$2,472
Ratios to average net assets:
Net investment income (loss)	1.63%	1.60%	1.44%	1.26%	1.54%
Total expenses[c]	2.12%	2.11%	1.92%	1.89%	1.87%
Net expenses[d,e,g]	1.56%	1.55%	1.57%	1.56%	1.56%
Portfolio turnover rate	30%	13%	31%	61%	80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$12.46	$12.70	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.29	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	.72	(.23)	(.14)	.34	(.12)
Total from investment operations	1.01	.06	.11	.60	.01
Less distributions from:
Net investment income	(.30)	(.30)	(.27)	(.26)	(.13)
Net realized gains	(.04)	—	—	—	—
Total distributions	(.34)	(.30)	(.27)	(.26)	(.13)
Net asset value, end of period	$13.13	$12.46	$12.70	$12.86	$12.52

Total Return	8.20%	0.44%	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$37	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.25%	2.32%	2.01%	2.00%	2.46%
Total expenses[c]	1.55%	1.72%	1.27%	1.21%	3.17%
Net expenses[d,e,g]	0.81%	0.80%	0.82%	0.79%	0.81%
Portfolio turnover rate	30%	13%	31%	61%	80%

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.46	$12.71	$12.87	$12.53	$12.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.33	.30	.29	.32
Net gain (loss) on investments (realized and unrealized)	.71	(.25)	(.15)	.34	.02
Total from investment operations	1.04	.08	.15	.63	.34
Less distributions from:
Net investment income	(.33)	(.33)	(.31)	(.29)	(.32)
Net realized gains	(.04)	—	—	—	—
Total distributions	(.37)	(.33)	(.31)	(.29)	(.32)
Net asset value, end of period	$13.13	$12.46	$12.71	$12.87	$12.53

Total Return	8.48%	0.61%	1.19%	5.11%	2.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,970	$9,067	$15,914	$24,126	$8,564
Ratios to average net assets:
Net investment income (loss)	2.59%	2.59%	2.43%	2.24%	2.53%
Total expenses[c]	1.08%	1.09%	0.88%	0.84%	0.89%
Net expenses[d,e,g]	0.56%	0.55%	0.57%	0.56%	0.56%
Portfolio turnover rate	30%	13%	31%	61%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	—
C-Class	—	—	—
P-Class	—	—	0.04%
Institutional Class	—	—	—

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be :

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.55%
P-Class	0.80%	0.80%	0.80%	0.78%	0.81%
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares, subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following Funds:

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Investment Grade Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. lf there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Repurchase agreements are values at amortized cost, provided such amounts approximate market value.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

Senior floating rate interests in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(l) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly

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NOTES TO FINANCIAL STATEMENTS (continued)

and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019 are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use if any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Investment Grade Bond Fund	Hedge	$6,373,750	$331,225,392

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Investment Grade Bond Fund	Hedge	$7,958,725	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Short
Investment Grade Bond Fund	Hedge	$7,796,553

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing

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NOTES TO FINANCIAL STATEMENTS (continued)

charges and/or interest associated with the swap agreement. A fund utilizing total return swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Fund	Use	Long		Short
Investment Grade Bond Fund	Income	$—	*	$—

*	Total return swaps were outstanding for 40 days during the year ended September 30, 2019. The daily average outstanding notional amount of total return swap agreements during year was $2,937,837.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Investment Grade Bond Fund	Duration, Hedge	$17,902,750	$51,831,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying referenced obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay.. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Investment Grade Bond Fund	Hedge	$—	$123,719,167

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$978,537	$5,815,386
Investment Grade Bond Fund	Hedge, Income	15,486,014	114,419,482

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Investments in unaffiliated issuers, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit contracts		Variation margin on credit default swap agreements
Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
High Yield Fund	$—	$—	$—	$22,736	$22,736
Investment Grade Bond Fund	11,590	—	1,216,977	3,059,656	4,288,223

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
Investment Grade Bond Fund	$366,909	$1,751,924	$—	$626,016	$2,744,849

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For centrally cleared swap agreements, variation margin is reported within the Statements of Assets and Liaiblities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest Rate Contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$—	$—	$—	$366,039	$366,039
Investment Grade Bond Fund	(672,044)	(2,171,910)	(917,755)	222,776	(3,075)	(1,454,204)	865,712	(4,130,500)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$—	$—	$—	$70,586	$70,586
Investment Grade Bond Fund	—	(2,327,306)	(1,751,924)	—	(463,919)	533,014	1,585,011	(2,425,124)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$22,736	$—	$22,736	$—	$—	$22,736
Investment Grade Bond Fund	Forward foreign currency exchange contracts	3,059,656	—	3,059,656	(627,238)	(1,934,468)	497,950
Investment Grade Bond Fund	Options purchased	1,216,977	—	1,216,977	(377,570)	(558,331)	281,076

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Investment Grade Bond Fund	Credit default swap agreements	$377,570	$—	$377,570	$(377,570)	$—	$—
	Forward foreign currency exchange contracts	626,016	—	626,016	(626,016)	—	—
	Total return swaps	14,520	—	14,520	(1,222)	—	13,298

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Investment Grade Bond Fund	BofA Securities, Inc.	Credit default swap agreements	$1,221,834	$—
	BofA Securities, Inc.	Forward foreign currency exchange contracts	—	725,000
	BofA Securities, Inc.	Interest rate swap agreements	2,217,234	—
	Cititbank N.A.	Forward foreign currency exchange contracts	—	600,000
	Goldman Sachs & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	470,000
	J.P. Morgan Securities LLC	Forward foreign currency exchange contracts	—	540,000
	Morgan Stanley & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	157,799
			3,439,068	2,492,799

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.39%
Municipal Income Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/21
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/21
High Yield Fund - A-Class	1.16%	11/30/12	02/01/21
High Yield Fund - C-Class	1.91%	11/30/12	02/01/21
High Yield Fund - P-Class	1.16%	05/01/15	02/01/21
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/21
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/21
Investment Grade Bond Fund - A-Class	0.79%	11/30/12	02/01/21
Investment Grade Bond Fund - C-Class	1.54%	11/30/12	02/01/21
Investment Grade Bond Fund - P-Class	0.79%	05/01/15	02/01/21
Investment Grade Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/21
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/21
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/21
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/21

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	Fund Total
Diversified Income Fund
A-Class	$3,873	$4,873	$4,237	$12,983
C-Class	3,893	5,069	14,152	23,114
P-Class	3,402	4,482	3,371	11,255
Institutional Class	148,686	191,684	148,929	489,299
High Yield Fund
A-Class	—	15,915	9,601	25,516
C-Class	61	3,674	2,743	6,478
P-Class	2,872	8,622	1,761	13,255
Institutional Class	—	—	9,227	9,227
R6-Class	—	—	6,529	6,529
Investment Grade Bond Fund
A-Class	77,376	156,533	114,831	348,740
C-Class	25,128	43,011	23,323	91,462
P-Class	806	42,627	66,557	109,990
Institutional Class	18,798	174,956	535,891	729,644
Municipal Income Fund
A-Class	125,964	147,177	153,746	426,887
C-Class	14,699	17,294	11,587	43,580
P-Class	758	634	838	2,230
Institutional Class	58,022	67,892	58,964	184,878

For the year ended September 30, 2019, GI recouped amounts from the Funds as follows:

High Yield Fund	$75,094
Investment Grade Bond Fund	2,049
Municipal Income Fund	100

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For theyear ended September 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$30,102
Investment Grade Bond Fund	16,207

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2019, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	86%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2019, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2019		Average Balance outstanding	Average Interest Rate
High Yield Fund	365	$21,687,382		$15,845,185	2.49%
Investment Grade Bond Fund	1	—	*	17,186,250	2.49%

*	As of September 30, 2019, Investment Grade Bond Fund did not have any open reverse repurchase agreements.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse Repurchase Agreements	$21,687,382	$—	$21,687,382	$(21,687,382)	$—	$—

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2019, there was $21,687,382 in reverse repurchase agreements outstanding. As of September 30, 2019, the High Yield Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rate	Maturity Dates	Repurchase Price
Barclays Capital, Inc.	0.00%-1.25%	Open Maturity	$2,027,555
BMO Capital Markets Corp.	2.35%	10/07/19	6,513,138
J.P. Morgan Securities LLC	1.85%-2.50%	Open Maturity - 10/03/19	11,549,514
RBC Capital Markets, LLC	(1.25%)-2.35%	Open Maturity	1,597,175
			$21,687,382

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

Portfolio Name	Asset Type	Overnight and Continuous	Up to 30 days	Total
High Yield Fund	Corporate Bonds	$14,851,244	$6,836,138	$21,687,382
Gross amount of recognized liabilities for reverse repurchase agreements		$14,851,244	$6,836,138	$21,687,382

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$209,067	$70,988	$—	$280,055
High Yield Fund	25,753,666	—	—	25,753,666
Investment Grade Bond Fund	17,731,807	—	—	17,731,807
Municipal Income Fund	101,376	98,198	897,173	1,096,747

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$232,295	$25,258	$—	$257,553
High Yield Fund	30,460,274	—	—	30,460,274
Investment Grade Bond Fund	12,141,726	—	—	12,141,726
Municipal Income Fund	93,124	—	975,755	1,068,879

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$58,454	$15,419	$379,089	$—	$(18,845)	$434,117
High Yield Fund	2,435,188	—	(8,556,759)	(11,565,403)	(1,944,580)	(19,631,554)
Investment Grade Bond Fund	2,593,702	—	19,591,868	(2,742,195)	(2,127,990)	17,315,385
Municipal Income Fund	94,007	—	2,580,389	(128,908)	(94,109)	2,451,379

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
High Yield Fund	$—	$(11,565,403)	$(11,565,403)
Investment Grade Bond Fund	—	(2,742,195)	(2,742,195)
Municipal Income Fund	(88,323)	(40,585)	(128,908)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, foreign currency gains and losses, “mark-to-market” of foreign currency exchange contracts, losses deferred due to wash sales, reclassification of distributions, distributions in connection with redemption of fund shares, and dividends payable. Additional differences may result from bond premium/discount amortization, distributions in excess of current year income, the deferral of losses related to tax straddle investments, non-deductible expenses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Diversified Income Fund	$164	$(164)
Investment Grade Bond Fund	1	(1)
Municipal Income Fund	(102,914)	102,914

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$7,066,004	$406,250	$(27,161)	$379,089
High Yield Fund	462,744,326	9,826,032	(18,660,747)	(8,834,715)
Investment Grade Bond Fund	823,246,129	25,378,206	(5,795,954)	19,582,252
Municipal Income Fund	55,764,441	2,646,307	(65,918)	2,580,389

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$4,888,231	$3,799,081
High Yield Fund	253,043,549	281,532,910
Investment Grade Bond Fund	307,682,572	185,151,986
Municipal Income Fund	31,281,763	12,473,465

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond	$299,656,586	$223,800,295

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
High Yield Fund	$31,694,835	$14,700,287	$(147,515)
Investment Grade Bond Fund	—	857,209	20,091

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2019. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Acosta, Inc.	12/26/19	$174,326	$119,631
	Aspect Software, Inc.	07/15/23	91,145	1,168
	Bullhorn, Inc.	11/21/22	77,789	6,123
	Cypress Intermediate Holdings III, Inc.	04/27/22	750,000	47,555
	Epicor Software	06/01/20	1,000,000	16,217
	Lytx, Inc.	08/31/22	105,263	7,682
	MRI Software LLC	06/30/23	118,056	6,503
	National Technical Systems	06/12/21	250,000	8,843
	Packaging Coordinators Midco, Inc.	07/01/21	1,130,769	49,541
	Solera LLC	03/03/21	954,167	38,220
				301,483
Investment Grade Bond Fund
	Mavis Tire Express Services Corp.	03/20/25	40,016	929

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	$1,215,115	$894,250
	Beverages & More, Inc.
	11.50% due 06/15/22	06/16/17	3,112,161	2,538,000
	Mirabela Nickel Ltd.
	9.50% due 06/24/19[3]	12/31/13	252,369	13,906
			$4,579,645	$3,446,156
Investment Grade Bond Fund
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	1,025,454	1,102,616
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	819,000	97,156
	Highland Park CDO I Ltd.
	2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[2]	07/01/16	173,429	180,565
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	432,383	436,118
			$2,450,266	$1,816,455

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14 – Legal Proceedings

Motors Liquidation Company

On or about June of 2015, the Guggenheim High Yield Fund was served and became a party to the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504 (MG) (Bankr. S.D.N.Y.), brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006 (the “Term Loan”), between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including the Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The Term Loan lenders received a full repayment of the Term Loan pursuant to a June 1, 2009 court order issued in connection with the General Motors chapter 11 bankruptcy filing. The plaintiff was seeking a court order that the lenders return at least a portion of the proceeds received in 2009 based on the contention that certain UCC financing statements securing the indebtedness due under the Term Loan were terminated (thus releasing collateral secured by the UCC financing statement), rendering the Term Loan under-secured or completely unsecured. As a result, the lawsuit alleges that the Term Loan lenders were at least partially unsecured creditors at the time General Motors filed for bankruptcy, and should not have been paid as fully secured creditors.

After being served, the Guggenheim High Yield Fund filed a motion to dismiss the lawsuit on November 19, 2015. On June 30, 2016, the Bankruptcy Court denied the motion to dismiss, holding that the orders extending the time to serve defendants were valid. On July 14, 2016, the Guggenheim High Yield Fund filed a motion for leave to file an interlocutory appeal of the Bankruptcy Court’s decision, which was denied on March 8, 2017.

On December 18, 2015, the Guggenheim High Yield Fund filed cross-claims against co-defendant JPMorgan related to JPMorgan’s actions as administrative agent in connection with the Term Loan and the termination of the UCC financing statements.

On November 10, 2016, the Motors Trust filed a stipulation and proposed order dismissing its third claim for relief as set forth in its amended complaint, which was so Ordered on November 17, 2016.

On April 24, 2017, a trial commenced in the Bankruptcy Court for the Southern District of New York on the collateral status and valuation of 40 representative assets (the “Representative Asset Trial”). The evidentiary potion of the trial concluded on May 5, 2017, and closing arguments were held on June 5, 2017.

On September 26, 2017, the Bankruptcy Court issued its decision. The Court held that 33 of the 40 assets at issue (the “Representative Assets”) were fixtures and that the majority of the Representative Assets should be valued on a going concern basis. The Avoidance Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018.

The parties agreed to attend mediation in front of David Geronemus, Esq in an attempt to consensually resolve the dispute. On February 1, 2019, the parties informed the Bankruptcy Court that they reached an agreement on terms to resolve the lawsuit. On May 10, 2019, the settlement agreement was signed by all the parties necessary to commence the Bankruptcy Court approval process. On May 13, 2019, the Avoidance Trust filed a settlement approval motion with the Bankruptcy Court. On June 12, 2019, the Bankruptcy Court held a hearing on the settlement approval motion. The Bankruptcy Court entered an order approving the settlement agreement the following day, June 13, 2019.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (concluded)

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund. Per the terms of the settlement agreement, the Avoidance Trust’s lawsuit is dismissed and the Term Loan Lender parties, including Guggenheim High Yield Fund, will be reimbursed for a portion of their legal fees incurred in defending the litigation.

Note 15 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (four of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Guggenheim Funds Trust) at September 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Guggenheim Diversified Income Fund	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the three years in the period ended September 30, 2019 and the period from January 29, 2016 (commencement of operations) through September 30, 2016.
Guggenheim High Yield Fund Guggenheim Investment Grade Bond Fund Guggenheim Municipal Income Fund	For the year ended September 30, 2019	For each of the two years in the period ended September 30, 2019	For each of the five years in the period ended September 30, 2019.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Municipal Income Fund designates $897,173 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	29.80%	29.80%	0.64%	0.00%
High Yield Fund	1.41%	1.41%	90.85%	0.00%
Investment Grade Bond Fund	0.01%	0.01%	73.15%	0.00%
Municipal Income Fund	0.00%	0.00%	0.00%	100.00%

With respect to the taxable year ended September 30, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Diversified Income Fund	$70,988	$583
Municipal Income Fund	98,198	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)(continued)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

OTHER INFORMATION (Unaudited)(continued)

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately. With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08%

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OTHER INFORMATION (Unaudited)(continued)

in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim SMid Cap Value Fund (formerly known as Guggenheim Mid Cap Value Fund)
Guggenheim SMid Cap Value Institutional Fund (formerly known as Guggenheim Mid Cap Value Institutional Fund)

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
SMID CAP VALUE FUND	9
SMID CAP VALUE INSTITUTIONAL FUND	25
NOTES TO FINANCIAL STATEMENTS	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
OTHER INFORMATION	49
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	63
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	70

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund and the Guggenheim SMid Cap Value Institutional Fund (the “Fund” or “Funds”) for the annual fiscal period ended September 30, 2019.

To more accurately align the Funds’ names with the underlying investment strategies, the Board of Trustees of Guggenheim Funds Trust approved changes in the Funds’ names from Guggenheim Mid Cap Value Fund and Guggenheim Mid Cap Value Institutional Fund to Guggenheim SMid Cap Value Fund and Guggenheim SMid Cap Value Institutional Fund, respectively. These name changes went into effect on November 11, 2019. In addition, to streamline our product offerings and seek to benefit shareholders, the Guggenheim SMid Cap Value Institutional Fund will merge into a newly created Institutional share class of the Guggenheim SMid Cap Value Fund. The merger is anticipated to be completed in January 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the vestment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer t buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

The Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free floating-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
SMid Cap Value Fund
A-Class	1.23%	5.53%	$ 1,000.00	$ 1,055.30	$ 6.34
C-Class	2.04%	5.08%	1,000.00	1,050.80	10.49
P-Class	1.32%	5.47%	1,000.00	1,054.70	6.80
SMid Cap Value Institutional Fund	1.19%	6.47%	1,000.00	1,064.70	6.16

Table 2. Based on hypothetical 5% return (before expenses)
SMid Cap Value Fund
A-Class	1.23%	5.00%	$ 1,000.00	$ 1,018.90	$ 6.23
C-Class	2.04%	5.00%	1,000.00	1,014.84	10.30
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
SMid Cap Value Institutional Fund	1.19%	5.00%	1,000.00	1,019.10	6.02

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim SMid Cap Value Fund is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim SMid Cap Value Fund returned -2.51%1, compared with its benchmark, the Russell 2500® Value Index, which returned -4.35%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund outperformed the index over a volatile one-year period.

For the 12-month period, stock selection was the major factor behind the Fund’s showing relative to the benchmark, with sector allocation providing only a slight tailwind to results.

Highlighting the positive side was selection in Information Technology. A top-performing holding was Cray (not held at period end), which was acquired by Hewlett Packard Enterprise in 2019. Other contributors included optical components company Infinera Corp., which benefited from favorable earnings, and MACOM Technology Solutions Holdings, Inc., which reacted positively to analyst upgrades.

Stock selection also helped in the Materials, Industrials, and Financials sectors. A Materials holding not in the benchmark, U.S. Concrete, was a large individual contributor to performance, benefiting from growth in government projects and a strong market for home building. Industrials had gains from Jacobs Engineering Group, Inc. and a lack of exposure to problematic engineering and construction companies. In Financials, an overweighting and positive performance in reinsurance drove results. Alleghany Corp. was a leading individual contributor, advancing on the strength of favorable pricing dynamics, favorable catastrophe experience, and general lack of economic sensitivity that the sector exhibits.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2019

The weighting and selection of Utility holdings, the Fund’s largest overweight, also positively influenced the portfolio. OGE Energy Corp. reported strong earnings and raised its dividend, providing the largest boost; it was among the Fund’s largest holdings in the period.

Negative influences included unfavorable stock selection in the Energy sector. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Range Resources Corp., Oasis Petroleum, Inc. and Whiting Petroleum Corp. each declined significantly in response. A sector bright spot for the Fund was Scorpio Tankers, the Fund’s best individual holding on a relative basis.

For many quarters now, the strategy has chosen to carry a significant underweighting in REITs in favor of a significant overweighting in Utilities. The REIT underweighting was adverse, but the weighting in residential REITs and the performance of the Fund’s storage REIT aided results. Leading the way was Sun Communities, a developer of manufactured housing communities, and Alexandria Real Estate Equities (a life sciences campus developer, which was not in benchmark).

Stock selection detracted in the Health Care sector, led by Evolent Health, Inc. The company’s largest customer, Passport, suffered rate cuts from Kentucky Medicaid that threatened Passport’s viability.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest underweights were in Real Estate and Consumer Discretionary.

Portfolio and Market Outlook

The market volatility late in the year created sudden changes to the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	3.0%
OGE Energy Corp.	2.7%
KeyCorp	2.2%
Huntington Bancshares, Inc.	2.1%
Voya Financial, Inc.	2.0%
Zions Bancorp North America	2.0%
Willis Towers Watson plc	2.0%
Sun Communities, Inc.	1.9%
Equity Commonwealth	1.9%
Bunge Ltd.	1.8%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(2.51%)	6.85%	9.19%
A-Class Shares with sales charge†	(7.15%)	5.82%	8.55%
C-Class Shares	(3.35%)	6.02%	8.36%
C-Class Shares with CDSC§	(4.13%)	6.02%	8.36%
Russell 2500 Value Index	(4.35%)	6.98%	11.00%

	1 Year	Since Inception (05/01/15)
P-Class Shares	(2.61%)	7.13%
Russell 2500 Value Index	(4.35%)	6.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class and P-Class will vary due to difference in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation for the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2019
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.9%

Financial - 39.3%
Alleghany Corp.*	14,194	$11,323,406
KeyCorp	463,390	8,266,878
Huntington Bancshares, Inc.	549,365	7,839,439
Voya Financial, Inc.	141,598	7,708,595
Zions Bancorp North America	170,946	7,610,516
Willis Towers Watson plc	38,698	7,467,553
Sun Communities, Inc. REIT	48,006	7,126,491
Equity Commonwealth REIT	206,832	7,083,996
Axis Capital Holdings Ltd.	96,117	6,412,926
Radian Group, Inc.	275,443	6,291,118
Alexandria Real Estate Equities, Inc. REIT	40,263	6,202,113
Physicians Realty Trust REIT	342,926	6,086,936
Federal Agricultural Mortgage Corp. — Class C	69,483	5,673,982
First Horizon National Corp.	295,287	4,783,649
Umpqua Holdings Corp.	251,296	4,136,332
Old Republic International Corp.	174,623	4,115,864
Cousins Properties, Inc. REIT	108,052	4,061,675
Pinnacle Financial Partners, Inc.	61,189	3,472,476
IBERIABANK Corp.	45,767	3,457,239
Camden Property Trust REIT	28,376	3,150,020
Bancorp, Inc.*	308,065	3,049,843
Redwood Trust, Inc. REIT	172,208	2,825,933
Hilltop Holdings, Inc.	105,434	2,518,818
National Storage Affiliates Trust REIT	71,377	2,381,850
Medical Properties Trust, Inc. REIT	115,845	2,265,928
Prosperity Bancshares, Inc.	31,877	2,251,473
Howard Hughes Corp.*	16,738	2,169,245
Stifel Financial Corp.	37,539	2,153,988
American National Insurance Co.	17,088	2,114,298
WSFS Financial Corp.	47,024	2,073,758
BOK Financial Corp.	24,292	1,922,712
Unum Group	63,310	1,881,573
Total Financial		149,880,623

Industrial - 18.7%
MDU Resources Group, Inc.	232,625	6,557,699
Scorpio Tankers, Inc.	199,423	5,934,829
Jacobs Engineering Group, Inc.	62,179	5,689,379
US Concrete, Inc.*	81,137	4,485,253
FLIR Systems, Inc.	73,874	3,885,034
Knight-Swift Transportation Holdings, Inc.	103,098	3,742,457
Graphic Packaging Holding Co.	239,555	3,533,436
Valmont Industries, Inc.	24,936	3,452,140
PGT Innovations, Inc.*	195,917	3,383,487
KEMET Corp.	158,756	2,886,184
Owens Corning	45,092	2,849,814
Plexus Corp.*	38,477	2,405,197
Snap-on, Inc.	15,048	2,355,614
Advanced Energy Industries, Inc.*	40,506	2,325,449
Huntington Ingalls Industries, Inc.	10,362	2,194,568
Rexnord Corp.*	79,779	2,158,022
Park Aerospace Corp.	122,623	2,153,260
Dycom Industries, Inc.*	41,306	2,108,671
EnPro Industries, Inc.	29,691	2,038,287
Crane Co.	24,234	1,953,987
GATX Corp.	24,902	1,930,652
Kirby Corp.*	18,332	1,506,157
Oshkosh Corp.	17,085	1,295,043
Celadon Group, Inc.*	342,670	428,338
Total Industrial		71,252,957

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
SMID CAP VALUE FUND

	Shares	Value
Utilities - 8.3%
OGE Energy Corp.	227,518	$10,324,767
Portland General Electric Co.	121,208	6,832,495
Black Hills Corp.	55,464	4,255,753
Southwest Gas Holdings, Inc.	44,864	4,084,418
Avista Corp.	70,820	3,430,521
AES Corp.	166,713	2,724,090
Total Utilities		31,652,044

Consumer, Non-cyclical - 7.7%
Bunge Ltd.	121,741	6,892,975
Central Garden & Pet Co. — Class A*	173,605	4,813,199
Encompass Health Corp.	75,910	4,803,585
Eagle Pharmaceuticals, Inc.*	61,455	3,476,510
Premier, Inc. — Class A*	118,721	3,433,411
Emergent BioSolutions, Inc.*	63,505	3,320,041
Ingredion, Inc.	30,531	2,495,604
Total Consumer, Non-cyclical		29,235,325

Consumer, Cyclical - 6.5%
DR Horton, Inc.	102,747	5,415,794
PVH Corp.	47,966	4,232,040
UniFirst Corp.	21,499	4,194,885
Alaska Air Group, Inc.	55,160	3,580,436
LKQ Corp.*	111,811	3,516,456
BorgWarner, Inc.	53,328	1,956,071
Lear Corp.	15,747	1,856,571
Total Consumer, Cyclical		24,752,253

Basic Materials - 5.0%
Olin Corp.	245,967	4,604,502
Ashland Global Holdings, Inc.	56,404	4,345,928
Reliance Steel & Aluminum Co.	43,329	4,318,168
Huntsman Corp.	102,183	2,376,777
Nucor Corp.	34,248	1,743,566
Commercial Metals Co.	59,062	1,026,498
Alcoa Corp.*	41,502	832,945
Total Basic Materials		19,248,384

Communications - 4.9%
Infinera Corp.*	1,054,968	5,749,575
Symantec Corp.	240,630	5,686,087
Viavi Solutions, Inc.*	328,599	4,602,029
Ciena Corp.*	67,412	2,644,573
Total Communications		18,682,264

Technology - 4.3%
MACOM Technology Solutions Holdings, Inc.*	251,404	5,403,929
Super Micro Computer, Inc.*	228,255	4,382,496
CSG Systems International, Inc.	56,807	2,935,786
Lumentum Holdings, Inc.*	34,955	1,872,190
Evolent Health, Inc. — Class A*	235,626	1,694,151
Total Technology		16,288,552

Energy - 3.2%
Parsley Energy, Inc. — Class A	285,965	4,804,212
Delek US Holdings, Inc.	54,093	1,963,576
Oasis Petroleum, Inc.*	514,384	1,779,769
Whiting Petroleum Corp.*	216,575	1,739,097
Range Resources Corp.	390,216	1,490,625
Antero Resources Corp.*	135,685	409,769
Total Energy		12,187,048

Total Common Stocks
(Cost $337,863,023)		373,179,450

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
SMID CAP VALUE FUND

	Shares	Value
CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1,2	858,334	$2
Total Convertible Preferred Stocks
(Cost $819,654)		2

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	447,792	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[3]	8,661,510	8,661,510
Total Money Market Fund
(Cost $8,661,510)		8,661,510

Total Investments - 100.2%
(Cost $347,344,187)		$381,840,962
Other Assets & Liabilities, net - (0.2)%		(649,747)
Total Net Assets - 100.0%		$381,191,215

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $2, (cost $819,654) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$373,179,450	$—	$—		$373,179,450
Convertible Preferred Stocks	—	—	2		2
Rights	—	—	—	*	—
Money Market Fund	8,661,510	—	—		8,661,510
Total Assets	$381,840,960	$—	$2		$381,840,962

*	Security has a market value less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE FUND

September 30, 2019

Assets:
Investments, at value (cost $347,344,187)	$381,840,962
Prepaid expenses	47,102
Receivables:
Dividends	555,238
Fund shares sold	94,677
Interest	11,000
Foreign tax reclaims	303
Total assets	382,549,282

Liabilities:
Payable for:
Fund shares redeemed	406,123
Management fees	217,123
Distribution and service fees	91,206
Transfer agent/maintenance fees	38,896
Fund accounting/administration fees	23,393
Trustees’ fees*	5,184
Due to Investment Adviser	174
Miscellaneous (Note 7)	575,968
Total liabilities	1,358,067
Net assets	$381,191,215

Net assets consist of:
Paid in capital	$341,063,315
Total distributable earnings (loss)	40,127,900
Net assets	$381,191,215

A-Class:
Net assets	$335,805,524
Capital shares outstanding	11,004,412
Net asset value per share	$30.52
Maximum offering price per share (Net asset value divided by 95.25%)	$32.04

C-Class:
Net assets	$31,220,852
Capital shares outstanding	1,524,209
Net asset value per share	$20.48

P-Class:
Net assets	$14,164,839
Capital shares outstanding	468,227
Net asset value per share	$30.25

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SMID CAP VALUE FUND

Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,361)	$7,563,377
Interest	180,967
Total investment income	7,744,344

Expenses:
Management fees	2,976,623
Distribution and service fees:
A-Class	851,483
C-Class	390,230
P-Class	43,168
Transfer agent/maintenance fees:
A-Class	274,499
C-Class	63,249
P-Class	29,399
Fund accounting/administration fees	317,510
Custodian fees	11,756
Trustees’ fees*	8,850
Miscellaneous	245,269
Recoupment of previously waived fees:
A-Class	16,578
C-Class	3,111
P-Class	6,257
Total expenses	5,237,982
Less:
Expenses reimbursed by Adviser:
A-Class	(15,563)
C-Class	(4,061)
P-Class	(5,793)
Earnings credits applied	(1,091)
Total waived/reimbursed expenses	(26,508)
Net expenses	5,211,474
Net investment income	2,532,870

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,835,305
Net realized gain	5,835,305
Net change in unrealized appreciation (depreciation) on:
Investments	(24,887,120)
Net change in unrealized appreciation (depreciation)	(24,887,120)
Net realized and unrealized loss	(19,051,815)
Net decrease in net assets resulting from operations	$(16,518,945)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,532,870	$161,275
Net realized gain on investments	5,835,305	65,650,196
Net change in unrealized appreciation (depreciation) on investments	(24,887,120)	(19,255,452)
Net increase (decrease) in net assets resulting from operations	(16,518,945)	46,556,019

Distributions to shareholders:
A-Class	(42,473,154)	(28,138,220)
C-Class	(7,586,927)	(8,265,848)
P-Class	(2,333,056)	(1,646,381)
Total distributions to shareholders	(52,393,137)	(38,050,449)

Capital share transactions:
Proceeds from sale of shares
A-Class	23,839,358	44,722,196
C-Class	1,543,100	2,359,664
P-Class	4,916,059	12,393,245
Distributions reinvested
A-Class	41,063,260	27,178,864
C-Class	6,887,170	7,679,358
P-Class	2,333,056	1,641,967
Cost of shares redeemed
A-Class	(66,171,407)	(84,528,678)
C-Class	(19,808,564)	(43,771,157)
P-Class	(9,878,311)	(16,920,813)
Net decrease from capital share transactions	(15,276,279)	(49,245,354)
Net decrease in net assets	(84,188,361)	(40,739,784)

Net assets:
Beginning of year	465,379,576	506,119,360
End of year	$381,191,215	$465,379,576

Capital share activity:
Shares sold
A-Class	789,707	1,245,327
C-Class	80,433	91,870
P-Class	161,350	353,729
Shares issued from reinvestment of distributions
A-Class	1,599,037	788,250
C-Class	396,955	307,667
P-Class	91,564	47,941
Shares redeemed
A-Class	(2,226,793)	(2,399,640)
C-Class	(987,491)	(1,688,333)
P-Class	(337,998)	(480,110)
Net decrease in shares	(433,236)	(1,733,299)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$36.20	$35.37	$30.27	$30.86	$37.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.06	.03	.30	.06
Net gain (loss) on investments (realized and unrealized)	(1.89)	3.37	6.09	3.95	(2.24)
Total from investment operations	(1.67)	3.43	6.12	4.25	(2.18)
Less distributions from:
Net investment income	(.03)	—	(.37)	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	(4.69)
Total distributions	(4.01)	(2.60)	(1.02)	(4.84)	(4.69)
Net asset value, end of period	$30.52	$36.20	$35.37	$30.27	$30.86

Total Return[b]	(2.51%)	10.05%	20.62%	15.51%	(6.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,806	$392,495	$396,408	$407,883	$476,792
Ratios to average net assets:
Net investment income (loss)	0.72%	0.17%	0.11%	1.04%	0.18%
Total expenses[c]	1.23%	1.26%	1.27%	1.49%	1.42%
Net expenses[d,e,f]	1.23%	1.26%	1.27%	1.49%	1.42%
Portfolio turnover rate	45%	54%	55%	52%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.05	$26.33	$22.78	$24.54	$31.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.17)	(.17)	.06	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.57)	2.49	4.55	3.02	(1.76)
Total from investment operations	(1.59)	2.32	4.38	3.08	(1.91)
Less distributions from:
Net investment income	—	—	(.18)	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	(4.69)
Total distributions	(3.98)	(2.60)	(.83)	(4.84)	(4.69)
Net asset value, end of period	$20.48	$26.05	$26.33	$22.78	$24.54

Total Return[b]	(3.35%)	9.22%	19.63%	14.64%	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,221	$52,996	$87,508	$98,176	$126,047
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.65%)	(0.68%)	0.27%	(0.53%)
Total expenses[c]	2.07%	2.03%	2.07%	2.27%	2.12%
Net expenses[d,e,f]	2.06%	2.03%	2.06%	2.27%	2.12%
Portfolio turnover rate	45%	54%	55%	52%	84%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$35.94	$35.15	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.05	.01	.14	.10
Net gain (loss) on investments (realized and unrealized)	(1.88)	3.34	6.08	4.11	(3.24)
Total from investment operations	(1.69)	3.39	6.09	4.25	(3.14)
Less distributions from:
Net investment income	(.02)	—	(.47)	—	—
Net realized gains	(3.98)	(2.60)	(.65)	(4.84)	—
Total distributions	(4.00)	(2.60)	(1.12)	(4.84)	—
Net asset value, end of period	$30.25	$35.94	$35.15	$30.18	$30.77

Total Return	(2.61%)	10.03%	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,165	$19,889	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.63%	0.13%	0.02%	0.48%	0.71%
Total expenses[c]	1.35%	1.35%	1.25%	1.32%	1.32%
Net expenses[d,e,f]	1.32%	1.28%	1.23%	1.32%	1.32%
Portfolio turnover rate	45%	54%	55%	52%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses for the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	09/30/19	09/30/18	09/30/17
A-Class	1.23%	1.26%	1.25%
C-Class	2.06%	2.03%	2.04%
P-Class	1.32%	1.28%	1.21%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.00%	0.01%	0.00%*
C-Class	0.01%	0.01%	0.00%*
P-Class	0.04%	0.04%	0.00%*

*	Less than 0.01%.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders:

Guggenheim SMid Cap Value Institutional Fund is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2019.

For the fiscal year ended September 30, 2019, Guggenheim SMid Cap Value Institutional Fund returned -1.59%, compared with its benchmark, the Russell 2500® Value Index, which returned -4.35%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund outperformed the index over a volatile one-year period.

For the 12-month period, stock selection was the major factor behind the Fund’s showing relative to the benchmark, with sector allocation providing only a slight tailwind to results.

Highlighting the positive side was selection in Information Technology. A top-performing holding was Cray (not held at period end), which was acquired by Hewlett Packard Enterprise in 2019. Other contributors included optical components company Infinera Corp., which benefited from favorable earnings, and MACOM Technology Solutions Holdings, Inc., which reacted positively to analyst upgrades.

Stock selection also helped in the Materials, Industrials, and Financials sectors. A Materials holding not in the benchmark, U.S. Concrete, was a large individual contributor to performance, benefiting from growth in government projects and a strong market for home building. Industrials had gains from Jacobs Engineering Group, Inc. and a lack of exposure to problematic engineering and construction companies. In Financials, an overweighting and positive performance in reinsurance drove results. Alleghany Corp. was a leading individual contributor, advancing on the strength of favorable pricing dynamics, favorable catastrophe experience, and general lack of economic sensitivity that the sector exhibits.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The weighting and selection of Utility holdings, the Fund’s largest overweight, also positively influenced the portfolio. OGE Energy Corp. reported strong earnings and raised its dividend, providing the largest boost; it was among the Fund’s largest holdings in the period.

Negative influences included unfavorable stock selection in the Energy sector. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Range Resources Corp., Oasis Petroleum, Inc. and Whiting Petroleum Corp. each declined significantly in response. A sector bright spot for the Fund was Scorpio Tankers, the Fund’s best individual holding on a relative basis.

For many quarters now, the strategy has chosen to carry a significant underweighting in REITs in favor of a significant overweighting in Utilities. The REIT underweighting was adverse, but the weighting in residential REITs and the performance of the Fund’s storage REIT aided results. Leading the way was Sun Communities, a developer of manufactured housing communities, and Alexandria Real Estate Equities (a life sciences campus developer, which was not in benchmark).

Stock selection detracted in the Health Care sector, led by Evolent Health, Inc. The company’s largest customer, Passport, suffered rate cuts from Kentucky Medicaid that threatened Passport’s viability.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest underweights were in Real Estate and Consumer Discretionary.

Portfolio and Market Outlook

The market volatility late in the year created sudden changes to the market. The perception of a friendlier environment from the Fed and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

SMID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	3.0%
OGE Energy Corp.	2.6%
KeyCorp	2.1%
Huntington Bancshares, Inc.	2.1%
Voya Financial, Inc.	2.0%
Zions Bancorp North America	1.9%
Willis Towers Watson plc	1.9%
Bunge Ltd.	1.8%
Sun Communities, Inc.	1.8%
Equity Commonwealth	1.8%
Top Ten Total	21.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	10 Year
SMid Cap Value Institutional Fund	(1.59%)	7.40%	9.58%
Russell 2500 Value Index	(4.35%)	6.98%	11.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
SMID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
COMMON STOCKS† - 96.9%

Financial - 38.9%
Alleghany Corp.*	2,152	$1,716,780
KeyCorp	69,263	1,235,652
Huntington Bancshares, Inc.	83,118	1,186,094
Voya Financial, Inc.	21,424	1,166,323
Zions Bancorp North America	25,129	1,118,743
Willis Towers Watson plc	5,645	1,089,316
Sun Communities, Inc. REIT	7,034	1,044,197
Equity Commonwealth REIT	30,344	1,039,282
Axis Capital Holdings Ltd.	14,458	964,638
Radian Group, Inc.	41,779	954,232
Alexandria Real Estate Equities, Inc. REIT	5,863	903,137
Physicians Realty Trust REIT	50,018	887,819
Federal Agricultural Mortgage Corp. — Class C	10,548	861,350
First Horizon National Corp.	44,842	726,440
Umpqua Holdings Corp.	38,054	626,369
Old Republic International Corp.	26,437	623,120
Cousins Properties, Inc. REIT	16,227	609,973
IBERIABANK Corp.	6,984	527,571
Pinnacle Financial Partners, Inc.	9,158	519,717
Camden Property Trust REIT	4,142	459,803
Bancorp, Inc.*	46,223	457,608
Redwood Trust, Inc. REIT	26,370	432,732
Hilltop Holdings, Inc.	16,024	382,813
National Storage Affiliates Trust REIT	10,703	357,159
Medical Properties Trust, Inc. REIT	17,805	348,266
Prosperity Bancshares, Inc.	4,831	341,214
Stifel Financial Corp.	5,688	326,377
Howard Hughes Corp.*	2,509	325,166
American National Insurance Co.	2,587	320,089
WSFS Financial Corp.	7,105	313,331
BOK Financial Corp.	3,681	291,351
Unum Group	9,509	282,607
Total Financial		22,439,269

Industrial - 18.7%
MDU Resources Group, Inc.	35,449	999,307
Scorpio Tankers, Inc.	30,201	898,782
Jacobs Engineering Group, Inc.	9,450	864,675
US Concrete, Inc.*	12,286	679,170
FLIR Systems, Inc.	11,246	591,427
Knight-Swift Transportation Holdings, Inc.	15,469	561,525
Graphic Packaging Holding Co.	34,952	515,542
Valmont Industries, Inc.	3,659	506,552
PGT Innovations, Inc.*	29,203	504,336
KEMET Corp.	24,107	438,265
Owens Corning	6,785	428,812
Plexus Corp.*	5,837	364,871
Snap-on, Inc.	2,278	356,598
Advanced Energy Industries, Inc.*	6,087	349,455
Huntington Ingalls Industries, Inc.	1,574	333,357
Rexnord Corp.*	12,131	328,143
Park Aerospace Corp.	18,548	325,703
Dycom Industries, Inc.*	6,198	316,408
EnPro Industries, Inc.	4,428	303,982
Crane Co.	3,676	296,396
GATX Corp.	3,736	289,652
Kirby Corp.*	2,877	236,374
Oshkosh Corp.	2,627	199,127
Celadon Group, Inc.*	51,643	64,554
Total Industrial		10,753,013

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
SMID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
Utilities - 8.0%
OGE Energy Corp.	33,017	$1,498,311
Portland General Electric Co.	17,702	997,862
Black Hills Corp.	7,967	611,308
Southwest Gas Holdings, Inc.	6,562	597,404
Avista Corp.	10,287	498,302
AES Corp.	25,102	410,167
Total Utilities		4,613,354

Consumer, Non-cyclical - 7.6%
Bunge Ltd.	18,640	1,055,397
Central Garden & Pet Co. — Class A*	25,928	718,854
Encompass Health Corp.	11,302	715,190
Eagle Pharmaceuticals, Inc.*	9,340	528,364
Emergent BioSolutions, Inc.*	9,651	504,554
Premier, Inc. — Class A*	17,443	504,451
Ingredion, Inc.	4,632	378,620
Total Consumer, Non-cyclical		4,405,430

Consumer, Cyclical - 6.4%
DR Horton, Inc.	15,851	835,506
PVH Corp.	7,262	640,726
UniFirst Corp.	3,158	616,189
Alaska Air Group, Inc.	8,179	530,899
LKQ Corp.*	16,582	521,504
BorgWarner, Inc.	8,001	293,477
Lear Corp.	2,362	278,480
Total Consumer, Cyclical		3,716,781

Basic Materials - 5.1%
Olin Corp.	36,661	686,294
Ashland Global Holdings, Inc.	8,812	678,965
Reliance Steel & Aluminum Co.	6,607	658,454
Huntsman Corp.	15,351	357,064
Nucor Corp.	5,205	264,986
Commercial Metals Co.	8,857	153,935
Alcoa Corp.*	6,235	125,136
Total Basic Materials		2,924,834

Communications - 4.8%
Infinera Corp.*	156,651	853,748
Symantec Corp.	35,358	835,510
Viavi Solutions, Inc.*	49,242	689,634
Ciena Corp.*	10,104	396,380
Total Communications		2,775,272

Technology - 4.2%
MACOM Technology Solutions Holdings, Inc.*	37,768	811,823
Super Micro Computer, Inc.*	33,348	640,281
CSG Systems International, Inc.	8,190	423,259
Lumentum Holdings, Inc.*	5,289	283,279
Evolent Health, Inc. — Class A*	35,791	257,338
Total Technology		2,415,980

Energy - 3.2%
Parsley Energy, Inc. — Class A	43,397	729,070
Delek US Holdings, Inc.	8,153	295,954
Oasis Petroleum, Inc.*	76,163	263,524
Whiting Petroleum Corp.*	32,623	261,963
Range Resources Corp.	58,717	224,299
Antero Resources Corp.*	20,767	62,716
HydroGen Corp.*,†††,1,2	1,265,700	1
Total Energy		1,837,527

Total Common Stocks
(Cost $52,099,954)		55,881,460

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
SMID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1,3	793,750	$2
Total Convertible Preferred Stocks
(Cost $757,980)		2

RIGHTS††† - 0.0%
Basic Materials – 0.0%
Pan American Silver Corp.*,1	68,759	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 3.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[4]	1,831,059	1,831,059
Total Money Market Fund
(Cost $1,831,059)		1,831,059

Total Investments - 100.1%
(Cost $54,688,993)		$57,712,521
Other Assets & Liabilities, net - (0.1)%		(63,320)
Total Net Assets - 100.0%		$57,649,201

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $3, (cost $760,512) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
SMID CAP VALUE INSTITUTIONAL FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$55,881,459	$—	$1		$55,881,460
Convertible Preferred Stocks	—	—	2		2
Rights	—	—	—	*	—
Money Market Fund	1,831,059	—	—		1,831,059
Total Assets	$57,712,518	$—	$3		$57,712,521

*	Security has a market value less than $1.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares 09/30/19	Investment Income
Common Stock
HydroGen Corp.*,1	$1	$—	$—	$—	$—	$1	1,265,700	$—

*	Non-Income producing security.
[1]

Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued and affiliated securities amounts to $1, (cost $2,531) or less than 0.1% of total net assets.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE INSTITUTIONAL FUND

September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $54,686,462)	$57,712,520
Investments in affiliated issuers, at value (cost $2,531)	1
Prepaid expenses	22,915
Receivables:
Dividends	83,009
Fund shares sold	19,087
Interest	2,848
Total assets	57,840,380

Liabilities:
Payable for:
Fund shares redeemed	59,782
Management fees	33,181
Professional fees	28,317
Transfer agent/maintenance fees	24,945
Printing fees	16,440
Fund accounting/administration fees	3,540
Trustees’ fees*	1,263
Miscellaneous (Note 7)	23,711
Total liabilities	191,179
Net assets	$57,649,201

Net assets consist of:
Paid in capital	$54,304,716
Total distributable earnings (loss)	3,344,485
Net assets	$57,649,201
Capital shares outstanding	5,842,721
Net asset value per share	$9.87

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENT OF OPERATIONS
SMID CAP VALUE INSTITUTIONAL FUND

Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $255)	$1,162,491
Interest	27,745
Total investment income	1,190,236

Expenses:
Management fees	455,950
Transfer agent/maintenance fees	90,863
Fund accounting/administration fees	48,635
Professional fees	35,569
Trustees’ fees*	13,206
Custodian fees	1,554
Miscellaneous	60,850
Total expenses	706,627
Net investment income	483,609

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,116,590
Net realized gain	1,116,590
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,265,771)
Net change in unrealized appreciation (depreciation)	(4,265,771)
Net realized and unrealized loss	(3,149,181)
Net decrease in net assets resulting from operations	$(2,665,572)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE INSTITUTIONAL FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$483,609	$215,997
Net realized gain on investments	1,116,590	9,494,478
Net change in unrealized appreciation (depreciation) on investments	(4,265,771)	(2,409,347)
Net increase (decrease) in net assets resulting from operations	(2,665,572)	7,301,128

Distributions to shareholders	(7,489,785)	(8,941,778)

Capital share transactions:
Proceeds from sale of shares	13,987,083	20,521,609
Distributions reinvested	4,515,542	5,265,056
Cost of shares redeemed	(24,635,093)	(28,017,572)
Net decrease from capital share transactions	(6,132,468)	(2,230,907)
Net decrease in net assets	(16,287,825)	(3,871,557)

Net assets:
Beginning of year	73,937,026	77,808,583
End of year	$57,649,201	$73,937,026

Capital share activity:
Shares sold	1,467,217	1,834,588
Shares issued from reinvestment of distributions	549,337	481,707
Shares redeemed	(2,604,579)	(2,505,584)
Net decrease in shares	(588,025)	(189,289)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS
SMID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$11.50	$11.75	$10.90	$10.41	$12.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.03	(.01)	.15	.06
Net gain (loss) on investments (realized and unrealized)	(.51)	1.11	2.07	1.43	(.66)
Total from investment operations	(.43)	1.14	2.06	1.58	(.60)
Less distributions from:
Net investment income	(.06)	(.05)	(.53)	(.12)	(.07)
Net realized gains	(1.14)	(1.34)	(.68)	(.97)	(1.84)
Total distributions	(1.20)	(1.39)	(1.21)	(1.09)	(1.91)
Net asset value, end of period	$9.87	$11.50	$11.75	$10.90	$10.41

Total Return	(1.59%)	10.32%	20.23%	16.28%	(5.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,649	$73,937	$77,809	$70,810	$287,370
Ratios to average net assets:
Net investment income (loss)	0.80%	0.29%	(0.07%)	1.52%	0.52%
Total expenses[b]	1.16%	1.14%	1.14%	1.14%	1.05%
Portfolio turnover rate	49%	63%	72%	149%	95%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the following Funds:

Fund Name	Investment Company Type
SMid Cap Value Fund (formerly, Mid Cap Value Fund)	Diversified
SMid Cap Value Institutional Fund (formerly, Mid Cap Value Institutional Fund)	Diversified

At September 30, 2019, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC, which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Statements of Operations.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
SMid Cap Value Fund	0.75%
SMid Cap Value Institutional Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The SMid Cap Value Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the SMid Cap Value Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
SMid Cap Value Fund – A-Class	1.42%	01/30/17	02/01/21
SMid Cap Value Fund – C-Class	2.12%	01/30/17	02/01/21
SMid Cap Value Fund – P-Class	1.32%	01/30/17	02/01/21

GI is entitled to reimbursement by the SMid Cap Value Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2020	Expires 2021	Expires 2022	Fund Total
SMid Cap Value Fund
C-Class	$—	$—	$1,970	$1,970
P-Class	—	1,264	5,793	7,057

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, GI recouped $25,946 from the SMid Cap Value Fund.

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
SMid Cap Value Fund	$8,161,782	$44,231,355	$52,393,137
SMid Cap Value Institutional Fund	1,724,363	5,765,422	7,489,785

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
SMid Cap Value Fund	$16,990,651	$21,059,798	$38,050,449
SMid Cap Value Institutional Fund	3,106,345	5,835,433	8,941,778

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
SMid Cap Value Fund	$2,482,165	$3,301,308	$34,344,427	$—	$40,127,900
SMid Cap Value Institutional Fund	55,122	495,007	2,794,356	—	3,344,485

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Funds had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and reclassification of distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
SMid Cap Value Fund	$2,421,760	$(2,421,760)
SMid Cap Value Institutional Fund	575,528	(575,528)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMid Cap Value Fund	$347,496,535	$66,007,077	$(31,662,650)	$34,344,427
SMid Cap Value Institutional Fund	54,918,165	7,992,439	(5,198,083)	2,794,356

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
SMid Cap Value Fund	$177,081,963	$232,173,858
SMid Cap Value Institutional Fund	29,360,228	40,905,181

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations within “Miscellaneous”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 7 – Other Liabilities

The SMid Cap Value Fund and SMid Cap Value Institutional Fund each wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2019.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2019 was $473,594 for SMid Cap Value Fund and $15,940 for SMid Cap Value Institutional Fund and included in payable for miscellaneous in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 8 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 9 – Subsequent Events

At a meeting held on August 20-21, 2019, the Board of Trustees of Guggenheim Funds Trust approved changing the name of the Guggenheim Mid Cap Value Fund and the Guggenheim Mid Cap Value Institutional Fund to the Guggenheim SMid Cap Value Fund and the Guggenheim SMid Cap Value Institutional Fund, respectively. The name changes took effect on November 11, 2019.

At its August 20-21, 2019 meeting, the Board also approved an Agreement and Plan of Reorganization providing for the merger of the Guggenheim Mid Cap Value Institutional Fund (now known as the Guggenheim SMid Cap Value Institutional Fund) into a newly created Institutional share class of the Guggenheim Mid Cap Value Fund (now known as the Guggenheim SMid Cap Value Fund). The merger is anticipated to be completed in January 2020.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim SMid Cap Value Fund and Guggenheim SMid Cap Value Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim SMid Cap Value Fund and Guggenheim SMid Cap Value Institutional Fund (collectively referred to as the “Funds”), (two of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
SMid Cap Value Fund	64.66%	64.48%	100%
SMid Cap Value Institutional Fund	57.13%	57.05%	100%

With respect to the taxable year ended September 30, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
SMid Cap Value Fund	$44,231,355	$2,378,232
SMid Cap Value Institutional Fund	5,765,422	568,346

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively

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OTHER INFORMATION (Unaudited)(continued)

as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s

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OTHER INFORMATION (Unaudited)(continued)

resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its

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OTHER INFORMATION (Unaudited)(continued)

performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

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OTHER INFORMATION (Unaudited)(continued)

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has

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OTHER INFORMATION (Unaudited)(continued)

continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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OTHER INFORMATION (Unaudited)(continued)

as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

9.30.2019

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	CSF-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
OTHER INFORMATION	21
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2019.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund . Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019 and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.05%	6.85%	$ 1,000.00	$ 1,068.50	$ 5.44

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.05%	5.00%	$ 1,000.00	$ 1,019.80	$ 5.32
[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Capital Stewardship Fund Institutional Shares returned 3.56%, compared with the 4.25% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

The Fund on a net basis underperformed its benchmark by 69 basis points for the fiscal year ended September 30, 2019.

Sector allocation detracted from return over all. Relative to the benchmark, overweighting the Communications Services sector positively impacted the Fund, adding 0.20%. Offsetting this were an overweight in Health Care (-0.29%) and Information Technology (-0.21%) and an underweight in Real Estate (-0.20%). The technology sector is the largest in both the Fund and the benchmark, but the Fund’s exposure varied more over the period; it was overweight the sector when the sector underperformed (relative to the index), and underweight when it outperformed (relative to the index), which resulted in the negative contribution from allocation.

Security selection contributed to return over all. Security selection impacts relative to the benchmark were mainly driven by securities from the following sectors: Energy (+0.95%), Consumer Staples (+0.37%), Communication Services (+0.33%), Health Care (-0.22%), and Industrials (-0.54%).

The top individual contributors to return were Procter & Gamble Co., Microsoft Corp., and AT&T, Inc. The top individual detractors were Occidental Petroleum Corp., FedEx Corp., and Pfizer, Inc.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	4.2%
Apple, Inc.	3.1%
Verizon Communications, Inc.	2.7%
Alphabet, Inc. — Class A	2.6%
AT&T, Inc.	2.4%
Johnson & Johnson	2.3%
Pfizer, Inc.	2.0%
Visa, Inc. — Class A	2.0%
Home Depot, Inc.	2.0%
Coca-Cola Co.	1.7%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	3.56%	8.93%	8.72%
S&P 500 Index	4.25%	10.84%	10.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 100.2%

Consumer, Non-cyclical - 24.9%
Johnson & Johnson	36,563	$4,730,521
Pfizer, Inc.	119,829	4,305,456
Coca-Cola Co.	63,670	3,466,195
PepsiCo, Inc.	22,375	3,067,612
Procter & Gamble Co.	23,424	2,913,477
Merck & Company, Inc.	33,881	2,852,103
Kimberly-Clark Corp.	19,871	2,822,676
Eli Lilly & Co.	24,558	2,746,321
Medtronic plc	22,512	2,445,254
Gilead Sciences, Inc.	30,631	1,941,393
Anthem, Inc.	5,569	1,337,117
Amgen, Inc.	6,867	1,328,833
Humana, Inc.	5,019	1,283,208
General Mills, Inc.	23,270	1,282,643
CVS Health Corp.	20,063	1,265,374
Zoetis, Inc.	9,441	1,176,254
S&P Global, Inc.	4,547	1,113,924
Colgate-Palmolive Co.	14,617	1,074,496
Verisk Analytics, Inc. — Class A	6,774	1,071,240
Becton Dickinson and Co.	4,130	1,044,725
Moody’s Corp.	5,051	1,034,596
Hershey Co.	6,566	1,017,664
Automatic Data Processing, Inc.	5,482	884,905
Kroger Co.	30,603	788,945
Baxter International, Inc.	8,524	745,594
Hologic, Inc.*	13,864	699,993
Quest Diagnostics, Inc.	6,080	650,742
Biogen, Inc.*	2,611	607,893
AbbVie, Inc.	6,388	483,699
Regeneron Pharmaceuticals, Inc.*	1,674	464,368
Bio-Rad Laboratories, Inc. — Class A*	1,246	414,594
Bristol-Myers Squibb Co.	7,224	366,329
Church & Dwight Company, Inc.	3,102	233,394
Abbott Laboratories	2,552	213,526
McCormick & Company, Inc.	1,197	187,091
Stryker Corp.	788	170,444
Total Consumer, Non-cyclical		52,232,599

Technology - 17.1%
Microsoft Corp.	64,088	8,910,155
Apple, Inc.	29,467	6,599,724
Texas Instruments, Inc.	22,184	2,867,060
Adobe, Inc.*	9,146	2,526,582
Oracle Corp.	43,186	2,376,526
salesforce.com, Inc.*	15,651	2,323,234
Intel Corp.	34,490	1,777,270
Accenture plc — Class A	7,304	1,404,924
Intuit, Inc.	4,349	1,156,573
International Business Machines Corp.	6,725	977,949
Paychex, Inc.	11,021	912,208
Cerner Corp.	12,817	873,735
HP, Inc.	38,367	725,904
QUALCOMM, Inc.	6,889	525,493
Jack Henry & Associates, Inc.	3,474	507,100
Lam Research Corp.	2,136	493,651
NetApp, Inc.	6,956	365,260
Micron Technology, Inc.*	8,244	353,255
Workday, Inc. — Class A*	1,433	243,553
Total Technology		35,920,156

Communications - 15.4%
Verizon Communications, Inc.	94,677	5,714,704
Alphabet, Inc. — Class A*	4,419	5,396,218
AT&T, Inc.	131,975	4,993,934
Facebook, Inc. — Class A*	18,798	3,347,548
Amazon.com, Inc.*	1,772	3,076,032
Walt Disney Co.	18,412	2,399,452
Cisco Systems, Inc.	39,077	1,930,795
Comcast Corp. — Class A	41,232	1,858,739
T-Mobile US, Inc.*	12,737	1,003,293
Discovery, Inc. — Class A*	34,165	909,814
AMC Networks, Inc. — Class A*	14,997	737,252
Omnicom Group, Inc.	7,662	599,935
eBay, Inc.	12,240	477,115
Total Communications		32,444,831

Industrial - 12.0%
Honeywell International, Inc.	14,588	2,468,290
Union Pacific Corp.	15,062	2,439,743
Norfolk Southern Corp.	11,752	2,111,364
Caterpillar, Inc.	15,424	1,948,206
Lockheed Martin Corp.	4,711	1,837,573
Cummins, Inc.	10,974	1,785,140
United Parcel Service, Inc. — Class B	13,159	1,576,711
3M Co.	9,255	1,521,522
FedEx Corp.	10,394	1,513,055
Northrop Grumman Corp.	2,997	1,123,246
Ingersoll-Rand plc	8,476	1,044,328
Waste Management, Inc.	8,954	1,029,710
Republic Services, Inc. — Class A	11,445	990,565
Illinois Tool Works, Inc.	6,200	970,238
Allegion plc	6,882	713,319
Agilent Technologies, Inc.	7,293	558,862
Oshkosh Corp.	5,884	446,007
Owens Corning	6,142	388,174
Waters Corp.*	1,621	361,856
Boeing Co.	886	337,096
Total Industrial		25,165,005

Financial - 11.3%
Visa, Inc. — Class A	24,960	4,293,370
Mastercard, Inc. — Class A	10,614	2,882,444
American Tower Corp. — Class A REIT	8,834	1,953,462
American Express Co.	10,295	1,217,693
MetLife, Inc.	24,271	1,144,620
Equinix, Inc. REIT	1,979	1,141,487
Marsh & McLennan Companies, Inc.	10,524	1,052,926
Prologis, Inc. REIT	12,104	1,031,503
Aflac, Inc.	19,359	1,012,863
Citigroup, Inc.	13,507	933,064
JPMorgan Chase & Co.	7,130	839,130

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
CAPITAL STEWARDSHIP FUND

	Shares	Value
Nasdaq, Inc.	8,206	$815,266
BlackRock, Inc. — Class A	1,735	773,185
Northern Trust Corp.	8,058	751,973
T. Rowe Price Group, Inc.	5,183	592,158
Progressive Corp.	7,643	590,422
Bank of America Corp.	19,053	555,776
Ventas, Inc. REIT	7,292	532,535
Franklin Resources, Inc.	16,728	482,770
State Street Corp.	6,065	358,987
Prudential Financial, Inc.	3,947	355,033
U.S. Bancorp	5,995	331,763
Allstate Corp.	1,939	210,730
Total Financial		23,853,160

Consumer, Cyclical - 9.6%
Home Depot, Inc.	18,407	4,270,792
Starbucks Corp.	23,579	2,084,855
Walgreens Boots Alliance, Inc.	28,003	1,548,846
Southwest Airlines Co.	22,563	1,218,628
Delta Air Lines, Inc.	20,988	1,208,909
BorgWarner, Inc.	32,291	1,184,434
General Motors Co.	30,265	1,134,332
Lear Corp.	8,285	976,802
Alaska Air Group, Inc.	14,003	908,935
Whirlpool Corp.	5,411	856,886
JetBlue Airways Corp.*	47,891	802,174
Costco Wholesale Corp.	2,339	673,889
Tapestry, Inc.	24,687	643,096
NIKE, Inc. — Class B	6,268	588,691
Best Buy Company, Inc.	7,535	519,840
Royal Caribbean Cruises Ltd.	3,834	415,337
Darden Restaurants, Inc.	3,368	398,165
WW Grainger, Inc.	1,254	372,626
Hilton Worldwide Holdings, Inc.	2,967	276,257
Total Consumer, Cyclical		20,083,494

Energy - 4.7%
Chevron Corp.	21,937	2,601,728
Valero Energy Corp.	22,885	1,950,718
Phillips 66	17,763	1,818,931
ONEOK, Inc.	19,368	1,427,228
ConocoPhillips	22,682	1,292,420
Devon Energy Corp.	28,846	694,035
Total Energy		9,785,060

Utilities - 4.2%
NextEra Energy, Inc.	9,132	2,127,665
Duke Energy Corp.	12,566	1,204,577
Sempra Energy	7,741	1,142,649
WEC Energy Group, Inc.	11,880	1,129,788
American Water Works Company, Inc.	8,459	1,050,861
American Electric Power Company, Inc.	11,196	1,048,953
Entergy Corp.	3,849	451,719
Pinnacle West Capital Corp.	4,517	438,465
Exelon Corp.	5,101	246,429
Total Utilities		8,841,106

Basic Materials - 1.0%
Air Products & Chemicals, Inc.	4,706	1,044,073
Ecolab, Inc.	5,106	1,011,192
Total Basic Materials		2,055,265

Total Common Stocks
(Cost $194,782,011)		210,380,676

EXCHANGE-TRADED FUNDS† - 0.7%
SPDR S&P 500 ETF Trust	5,250	1,558,042
Total Exchange-Traded Funds
(Cost $1,473,335)		1,558,042

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[1]	1,116,214	1,116,214
Total Money Market Fund
(Cost $1,116,214)		1,116,214

Total Investments - 101.4%
(Cost $197,371,560)		$213,054,932
Other Assets & Liabilities, net - (1.4)%		(3,002,075)
Total Net Assets - 100.0%		$210,052,857

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$210,380,676	$—	$—	$210,380,676
Exchange-Traded Funds	1,558,042	—	—	1,558,042
Money Market Fund	1,116,214	—	—	1,116,214
Total Assets	$213,054,932	$—	$—	$213,054,932

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $197,371,560)	$213,054,932
Prepaid expenses	9,605
Receivables:
Dividends	182,198
Interest	1,472
Total assets	213,248,207

Liabilities:
Overdraft due to custodian bank	10,643
Payable for:
Fund shares redeemed	2,978,961
Management fees	147,290
Fund accounting/administration fees	13,093
Transfer agent/maintenance fees	2,941
Trustees’ fees*	1,649
Miscellaneous	40,773
Total liabilities	3,195,350
Net assets	$210,052,857

Net assets consist of:
Paid in capital	$191,202,952
Total distributable earnings (loss)	18,849,905
Net assets	$210,052,857
Capital shares outstanding	7,440,257
Net asset value per share	$28.23

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$4,627,246
Interest	21,264
Total investment income	4,648,510

Expenses:
Management fees	1,835,239
Transfer agent/maintenance fees	25,122
Fund accounting/administration fees	163,134
Trustees’ fees*	22,116
Custodian fees	11,526
Miscellaneous	82,388
Total expenses	2,139,525
Less:
Earnings credits applied	(1,129)
Net expenses	2,138,396
Net investment income	2,510,114

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,372,757
Net realized gain	8,372,757
Net change in unrealized appreciation (depreciation) on:
Investments	(4,485,796)
Net change in unrealized appreciation (depreciation)	(4,485,796)
Net realized and unrealized gain	3,886,961
Net increase in net assets resulting from operations	$6,397,075

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,510,114	$2,044,580
Net realized gain on investments	8,372,757	27,902,511
Net change in unrealized appreciation (depreciation) on investments	(4,485,796)	3,665,214
Net increase in net assets resulting from operations	6,397,075	33,612,305

Distributions to shareholders	(23,268,533)	(18,271,148)

Capital share transactions:
Proceeds from sale of shares	45,892,534	85,091,202
Distributions reinvested	23,250,378	18,250,767
Cost of shares redeemed	(62,805,517)	(114,104,117)
Net increase (decrease) from capital share transactions	6,337,395	(10,762,148)
Net increase (decrease) in net assets	(10,534,063)	4,579,009

Net assets:
Beginning of year	220,586,920	216,007,911
End of year	$210,052,857	$220,586,920

Capital share activity:
Shares sold	1,544,723	2,857,242
Shares issued from reinvestment of distributions	1,003,473	628,037
Shares redeemed	(2,170,634)	(3,842,743)
Net increase (decrease) in shares	377,562	(357,464)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$31.23	$29.11	$26.55	$23.69	$24.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.28	.34	.35	.31
Net gain (loss) on investments (realized and unrealized)	.05	4.34	3.51	3.22	(1.33)
Total from investment operations	.38	4.62	3.85	3.57	(1.02)
Less distributions from:
Net investment income	(.32)	(.34)	(.37)	(.32)	(.08)
Net realized gains	(3.06)	(2.16)	(.92)	(.39)	—
Total distributions	(3.38)	(2.50)	(1.29)	(.71)	(.08)
Net asset value, end of period	$28.23	$31.23	$29.11	$26.55	$23.69

Total Return	3.56%	16.50%	15.01%	15.30%	(4.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$210,053	$220,587	$216,008	$208,867	$189,668
Ratios to average net assets:
Net investment income (loss)	1.23%	0.93%	1.23%	1.38%	1.22%
Total expenses[b]	1.05%	1.05%	1.03%	1.07%	1.15%
Portfolio turnover rate	131%	164%	156%	209%	221%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2019, Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Exchange-traded funds are valued at the last quoted sale price.

Money market funds are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$17,031,190	$6,237,343	$23,268,533

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$15,115,526	$3,155,622	$18,271,148

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$3,331,989	$1,098,448	$14,419,468	$—	$18,849,905

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Fund had no capital loss carryforwards.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$4,819,266	$(4,819,266)

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$198,635,464	$19,264,167	$(4,844,699)	$14,419,468

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$268,860,333	$282,334,871

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 6 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”) (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentage qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
25.96%	25.50%	100.00%

With respect to the taxable year ended September 30, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$6,237,343	$4,792,226

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

Special Meeting of Shareholders — Voting Results (Unaudited)

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately. With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(continued)

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(continued)

three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

9.30.2019

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	MO-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	80
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	108
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	124
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	131

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.40%	1.06%	$ 1,000.00	$ 1,010.60	$ 7.06
C-Class	2.15%	0.65%	1,000.00	1,006.50	10.81
P-Class	1.40%	1.03%	1,000.00	1,010.30	7.06
Institutional Class	0.99%	1.23%	1,000.00	1,012.30	4.99
R6-Class	0.99%	1.25%	1,000.00	1,012.50	4.99

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.40%	5.00%	$ 1,000.00	$ 1,018.05	$ 7.08
C-Class	2.15%	5.00%	1,000.00	1,014.29	10.86
P-Class	1.40%	5.00%	1,000.00	1,018.05	7.08
Institutional Class	0.99%	5.00%	1,000.00	1,020.10	5.01
R6-Class	0.99%	5.00%	1,000.00	1,020.10	5.01

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.34%, 2.09%, 1.33%, 0.92% and 0.92% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Macro Opportunities Fund (A shares) returned 0.41%1, compared with the 2.39% return of its benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed income securities, as well as equities, commodities, and alternative investments.

The trailing twelve-month period ended September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53%, and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves, all of which helped the Fund to hold-in well versus various credit indices with a -1.11% return for the fourth quarter.

In response to fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.

Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter, we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity. For the one-year period, the Fund reduced spread duration to 0.7 years from 2.5 years.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The Fund’s allocation to structured credit, specifically collateralized loan obligations (“CLOs”) and commercial asset-backed securities (“ABS”), contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-Agency residential mortgage-backed securities (“RMBS”) generated positive absolute return with roughly equal contribution coming from carry and interest rate exposure. Carry refers to the income received from portfolio investments over a defined period. Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS reinforced investor demand throughout the period.

The Fund held a high allocation to short-term investments to prioritize capital preservation, preserve optionality, and maintain sufficient liquidity in light of heightened uncertainty. Within short-term investments, the Fund employed foreign sovereign asset swaps which allowed the Fund to earn additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging the non-U.S. currency exposure. The enhanced carry contributed positively to total return.

Duration contributed to performance over the period, while credit hedges were the primary detractor to performance. The Fund maintained a short-risk position in Investment Grade credit default swaps to protect the portfolio in the event Investment Grade corporate credit spreads widen. In recent years, corporate leverage ratios have continued to move higher suggesting that any economic slowdown could expose the weaknesses inherent in corporate balance sheets.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund — R6-Class	4.9%
U.S. Treasury Notes, 2.38%	3.1%
Government of Japan, 01/10/20	1.9%
Government of Japan, 0.10%	1.8%
Guggenheim Strategy Fund II	1.6%
Government of Japan, 01/20/20	1.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.5%
State of Israel, 1.00%	1.4%
Federative Republic of Brazil, 07/01/20	1.4%
Guggenheim Strategy Fund III	1.3%
Top Ten Total	20.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	11.6%
AA	7.6%
A	21.7%
BBB	13.6%
BB	5.4%
B	3.9%
CCC	3.2%
CC	4.9%
C	0.3%
D	0.1%
NR2	7.0%
Other Instruments	20.7%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	0.41%	3.24%	4.86%
A-Class Shares with sales charge‡	(3.63%)	2.24%	4.21%
C-Class Shares	(0.37%)	2.47%	4.09%
C-Class Shares with CDSC§	(1.34%)	2.47%	4.09%
Institutional Class Shares	0.77%	3.62%	5.24%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	0.98%	0.65%

	1 Year	Since Inception (05/01/15)
P-Class Shares	0.37%	3.11%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	1.11%

Since Inception (03/13/19)†
R6-Class Shares	1.30%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

†	Return since commencement of operations is not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2019
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 0.3%

Utilities - 0.2%
TexGen Power LLC†††	233,394	$9,335,760

Energy - 0.1%
Maverick Natural Resources, LLC†††,1	7,168	4,945,920
SandRidge Energy, Inc.*	488,408	2,295,517
Total Energy		7,241,437

Consumer, Non-cyclical - 0.0%
ATD New Holdings, Inc.*,††	42,478	1,189,384
Chef Holdings, Inc.*,†††,1	9,061	1,140,236
Cengage Learning Holdings II, Inc.*,††	21,660	249,090
Targus Group International Equity, Inc.†††,1,2	12,773	21,632
Total Consumer, Non-cyclical		2,600,342

Industrial - 0.0%
API Heat Transfer Parent LLC*,†††	1,024,936	304,919
BP Holdco LLC*,†††,1,2	37,539	13,255
Vector Phoenix Holdings, LP*,†††,1	37,539	3,141
Total Industrial		321,315

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,1	177	217,604
Qlik Technologies, Inc. - Class B*,†††,1	43,738	—
Total Technology		217,604

Total Common Stocks
(Cost $24,862,514)		19,716,458

PREFERRED STOCKS†† - 0.0%
Financial - 0.0%
AmTrust Financial Services, Inc. 7.50%[3]	46,958	786,542
AmTrust Financial Services, Inc. 7.75%[3]	21,450	356,284
AmTrust Financial Services, Inc. 7.25%[3]	13,175	222,526
AmTrust Financial Services, Inc. 7.63%[3]	5,592	89,808
Total Financial		1,455,160

Industrial - 0.0%
API Heat Transfer Intermediate*	218	159,388
Total Preferred Stocks
(Cost $1,456,204)		1,614,548

EXCHANGE-TRADED FUNDS† - 1.2%
iShares Silver Trust*	4,728,500	75,277,720
Total Exchange-Traded Funds
(Cost $68,335,709)		75,277,720

MUTUAL FUNDS† - 10.7%
Guggenheim Limited Duration Fund — R6-Class[2]	12,611,006	310,987,415
Guggenheim Strategy Fund II2	4,154,186	103,148,435
Guggenheim Ultra Short Duration Fund — Institutional Class[2,18]	9,242,443	92,054,728
Guggenheim Strategy Fund III[2]	3,285,993	81,558,334
Guggenheim Alpha Opportunity Fund — Institutional Class[2]	2,726,278	69,165,665

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Shares	Value
Guggenheim Risk Managed Real Estate Fund — Institutional Class[2]	543,849	$18,768,215
Total Mutual Funds
(Cost $684,641,452)		675,682,792

MONEY MARKET FUNDS† - 0.8%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.86%[4]	50,248,098	50,248,098
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares 1.87%[4]	1	1
Total Money Market Funds
(Cost $50,248,099)		50,248,099

	Face Amount~
ASSET-BACKED SECURITIES†† - 24.2%
Collateralized Loan Obligations - 11.4%
Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[5,6]	62,000,000	61,856,817
Golub Capital Partners CLO Ltd.
2018-36A, 4.39% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[5,6]	20,000,000	18,484,160
2018-25A, 4.19% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 05/05/30[5,6]	18,500,000	18,054,167
2018-36A, 3.94% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[5,6]	13,200,000	12,642,447
2018-39A, 4.48% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[5,6]	5,000,000	4,924,117
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[5,6]	18,000,000	17,982,133
2019-1A, 4.33% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 01/25/27[5,6]	14,050,000	14,033,037
2019-1A, 5.33% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[5,6]	4,000,000	3,995,753
2015-1A, 6.63% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[5,6]	1,300,000	1,300,488

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Halcyon Loan Advisors Funding Ltd.
2017-1A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 04/20/27[5,6]	20,838,856	$20,798,729
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[5,6]	10,000,000	10,004,399
2012-1A, 5.16% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,6]	1,000,000	1,002,819
Tralee CLO III Ltd.
2017-3A, 3.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[5,6]	31,000,000	30,591,851
Telos CLO Ltd.
2017-6A, 3.57% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[5,6]	22,170,139	22,186,066
2017-6A, 4.90% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[5,6]	7,500,000	7,505,351
Diamond CLO Ltd.
2018-1A, 4.88% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[5,6]	13,500,000	13,191,183
2018-1A, 4.08% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[5,6]	11,000,000	10,819,354
2018-1A, 5.98% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[5,6]	5,000,000	4,891,558
Crown Point CLO III Ltd.
2017-3A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[5,6]	15,000,000	14,898,912
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[5,6]	8,300,000	8,303,334
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,7]	32,400,000	22,915,531
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[5]	12,000,000	11,990,548
2015-1A, 4.40% due 11/12/30[5]	10,000,000	10,125,350
KVK CLO Ltd.
2018-1A, 3.79% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[5,6]	16,250,000	16,133,907
2013-1A, due 01/14/28[5,7]	11,900,000	4,388,173
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[5,6]	16,515,151	16,509,161
2018-4A, 4.06% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[5,6]	2,800,000	2,784,847

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.83% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[5,6]	18,000,000	$17,915,697
Mountain Hawk II CLO Ltd.
2018-2A, 4.63% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[5,6]	8,250,000	8,254,731
2018-2A, 3.10% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[5,6]	4,174,871	4,173,659
2013-2A, 5.43% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[5,6]	2,750,000	2,741,200
Voya CLO Ltd.
2013-1A, due 10/15/30[5,7]	28,970,307	14,675,199
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[7]	19,800,000	14,523,648
Monroe Capital CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[5,6]	11,293,637	11,296,515
2017-1A, 5.88% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[5,6]	3,000,000	2,934,076
ABPCI Fund II Warehouse
4.59% due 05/22/29	13,000,000	13,001,469
OZLM XIII Ltd.
2018-13A, 4.37% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[5,6]	12,650,000	12,421,342
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,7]	14,000,000	11,835,886
MP CLO VIII Ltd.
2018-2A, 4.16% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[5,6]	11,950,000	11,686,099
TCP Waterman CLO Ltd.
2016-1A, 5.12% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[5,6]	11,000,000	10,999,303
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[5,7]	19,435,737	10,764,541
Marathon CLO V Ltd.
2017-5A, 3.60% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[5,6]	7,920,233	7,809,203
2013-5A, due 11/21/27[5,7]	5,500,000	596,238
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[5,7]	9,500,000	8,351,118
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[5,7]	9,600,000	4,667,261

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2018-9A, 4.08% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[5,6]	3,750,000	$3,648,065
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[5,6]	7,326,900	7,314,715
2013-1A, due 11/07/25[5,7]	5,300,000	977,399
Avery Point VI CLO Ltd.
2018-6A, 4.29% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[5,6]	8,000,000	7,915,106
Golub Capital BDC CLO LLC
2018-1A, 3.68% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[5,6]	8,000,000	7,891,947
Flagship CLO VIII Ltd.
2018-8A, 4.12% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[5,6]	8,025,000	7,870,085
Newstar Commercial Loan Funding LLC
2017-1A, 5.66% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[5,6]	7,500,000	7,501,899
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[5,7]	11,700,000	7,000,707
Seneca Park CLO Limited
2017-1A, 3.42% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[5,6]	6,939,663	6,953,887
ACIS CLO Ltd.
2014-4A, 4.80% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[5,6]	3,600,000	3,599,161
2015-6A, 5.62% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[5,6]	3,250,000	3,252,888
Marathon CRE Ltd.
2018-FL1, 5.03% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[5,6]	6,000,000	6,007,231
2018-FL1, 4.63% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[5,6]	650,000	652,308
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[5,7]	6,400,000	4,349,811
2013-3X SUB, due 10/15/30[7]	4,938,326	2,127,920
Ladder Capital Commercial Mortgage Trust
2017-FL1, 5.62% (1 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 09/15/34[5,6]	6,404,971	6,387,418

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[5,7]	13,790,000	$6,314,965
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[5,7]	7,895,000	5,881,838
Hull Street CLO Ltd.
2014-1A, 5.90% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[5,6]	5,785,000	5,720,060
Silvermore CLO Ltd.
2014-1A, 5.16% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[5,6]	5,500,000	5,504,877
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[5]	5,250,000	5,247,148
Sudbury Mill CLO Ltd.
2017-1A, 4.75% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[5,6]	5,000,000	4,997,515
WhiteHorse X Ltd.
2015-10A, 7.60% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,6]	4,980,000	4,865,184
BNPP IP CLO Ltd.
2014-2A, 7.52% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[5,6]	5,500,000	4,610,937
Octagon Investment Partners XIX Ltd.
2017-1A, 3.40% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[5,6]	4,417,325	4,419,710
Jackson Mill CLO Ltd.
2018-1A, 4.15% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[5,6]	4,150,000	4,128,481
Madison Park Funding XVI Ltd.
2016-16A, 4.93% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[5,6]	4,000,000	4,002,895
Adams Mill CLO Ltd.
2014-1A, 7.30% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[5,6]	4,000,000	3,818,073
Greywolf CLO III Ltd.
2018-3RA, 2.93% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 10/22/28[5,6]	3,428,571	3,425,410
Denali Capital CLO XI Ltd.
2018-1A, 4.43% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[5,6]	2,500,000	2,462,185
2018-1A, 2.98% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/20/28[5,6]	600,000	599,803

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Mountain Hawk III CLO Ltd.
2014-3A, 5.10% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[5,6]	3,000,000	$2,996,640
Babson CLO Ltd.
2014-IA, due 07/20/25[5,7]	11,900,000	2,962,814
Staniford Street CLO Ltd.
2017-1A, 3.30% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 06/15/25[5,6]	2,957,715	2,956,530
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[5,7]	5,650,000	2,742,860
Figueroa CLO Ltd.
2018-2A, 3.01% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[5,6]	1,581,101	1,575,435
Columbia Cent CLO Ltd.
2018-27A, 2.98% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 10/25/28[5,6]	1,458,333	1,457,794
Flagship VII Ltd.
2017-7A, 3.40% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[5,6]	1,351,081	1,351,188
DRSLF
due 01/15/31[7]	1,897,598	1,222,237
Garrison BSL CLO Ltd.
2018-1A, 3.00% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/17/28[5,6]	1,142,857	1,142,312
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,8]	8,150,000	1,131,171
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[5,7]	1,500,000	931,579
Shackleton 2014-VI-R CLO Ltd.
2018-6RA, 2.90% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/17/28[5,6]	714,286	713,383
TICP CLO III-2 Ltd.
2018-3R, 3.12% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[5,6]	250,000	248,907
Total Collateralized Loan Obligations		721,843,855

Transport-Aircraft - 5.8%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	28,294,624	28,693,502
2018-1, 4.13% due 06/15/43[5]	22,854,862	23,394,372
2016-1, 4.45% due 08/15/41	20,683,069	20,679,677
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	53,729,793	55,035,953

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Raspro Trust
2005-1A, 3.20% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[5,6]	43,836,782	$43,253,959
2005-1A, 2.56% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[5,6]	66,470	66,419
AASET US Ltd.
2018-2A, 5.43% due 11/18/38[5]	19,593,998	19,925,501
2018-2A, 4.45% due 11/18/38[5]	17,560,658	18,013,976
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	33,047,961	33,346,021
AASET Trust
2017-1A, 3.97% due 05/16/42[5]	31,551,670	31,929,019
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	28,033,720	28,708,632
Apollo Aviation Securitization Equity Trust
2017-1A, 5.93% due 05/16/42[5]	8,192,199	8,461,256
2016-2, 5.93% due 11/15/41	5,861,871	5,910,199
2016-2, 4.21% due 11/15/41	5,233,814	5,290,152
2016-2, 7.87% due 11/15/41	1,754,946	1,757,678
2018-1A, 5.44% due 01/16/38[5]	1,351,712	1,379,112
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[5]	9,648,399	9,735,359
Falcon Aerospace Ltd.
2017-1, 6.30% due 02/15/42[5]	7,618,719	7,733,137
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]	6,995,241	7,174,812
Stripes Aircraft Ltd.
2013-1 A1, 5.54% due 03/20/23†††	5,085,503	5,010,736
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	4,959,108	4,820,441
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[5,9]	3,406,845	3,519,448
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	2,031,673	2,035,604
2013-1A, 6.38% due 12/13/48[8]	1,495,309	1,319,821
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[5]	794,138	794,845
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19†††,6,8,17	2,097,481	34,739
Total Transport-Aircraft		368,024,370

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Financial - 3.5%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[5,6]	38,300,000	$38,300,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,5,6	38,000,000	38,000,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,5,6	18,550,000	18,550,000
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[5,6]	10,200,000	10,205,905
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[5,6]	7,700,000	7,700,000
Barclays Bank plc
GMTN, 2.86% due 10/31/19	40,600,000	40,605,862
Madison Avenue Securitization Trust
due 11/18/20[6]	33,300,000	33,300,000
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	20,750,000	20,646,250
Station Place Securitization Trust Series
2019-WL1, 3.02% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 08/25/52[5,6]	7,500,000	7,507,583
2019-WL1, 2.82% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 08/25/52[5,6]	5,000,000	5,005,061
Total Financial		219,820,661

Credit Card - 1.1%
Citibank Credit Card Issuance Trust
2017-A3, 1.92% due 04/07/22	52,327,000	52,292,448
American Express Credit Account Master Trust
2018-1, 2.67% due 10/17/22	15,000,000	15,038,442
Total Credit Card		67,330,890

Whole Business - 0.7%
TSGE
2017-1, 6.25% due 09/25/31†††,1	42,550,000	43,771,783
Drug Royalty III Limited Partnership 1
2017-1A, 4.80% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[5,6]	1,965,863	1,978,083
Total Whole Business		45,749,866

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding 4 Ltd.
2016-4A, 4.50% due 02/15/35[5]	9,200,000	9,189,879

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Putnam Structured Product Funding Ltd.
2003-1A, 3.03% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[5,6]		8,205,703	$8,127,381
N-Star REL CDO VIII Ltd.
2006-8A, 2.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[5,6]		7,920,381	7,833,732
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††		2,194,832	2,181,888
Highland Park CDO I Ltd.
2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[6,8]		1,503,289	1,489,660
Total Collateralized Debt Obligations			28,822,540

Automotive - 0.4%
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[5]		23,660,000	23,677,982

Diversified Payment Rights - 0.3%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1		15,300,000	15,801,242
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††		2,870,504	2,926,960
Total Diversified Payment Rights			18,728,202

Insurance - 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[5]		16,907,847	17,066,132

Transport-Container - 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[5]		7,525,000	7,523,818

Infrastructure - 0.1%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[8]		6,861,225	7,109,558
Total Asset-Backed Securities
(Cost $1,535,778,841)			1,525,697,874

FOREIGN GOVERNMENT DEBT†† - 17.9%
Government of Japan
due 01/10/20[10]	JPY	13,267,000,000	122,796,748
0.10% due 07/01/21	JPY	12,332,000,000	114,888,175
due 01/20/20[10]	JPY	10,421,000,000	96,462,585
due 10/21/19[10]	JPY	6,915,250,000	63,968,555
0.10% due 06/01/20	JPY	6,060,000,000	56,202,083
0.10% due 09/01/20	JPY	5,619,000,000	52,171,899
0.10% due 06/20/20	JPY	2,287,000,000	21,213,854
0.10% due 04/15/20	JPY	1,972,900,000	18,287,903
0.10% due 03/20/20	JPY	617,000,000	5,717,431
due 10/07/19[10]	JPY	400,000,000	3,699,918
2.40% due 03/20/20	JPY	254,000,000	2,378,736
1.30% due 03/20/20	JPY	101,000,000	941,111
2.20% due 06/22/20	JPY	91,450,000	861,125
State of Israel
1.00% due 04/30/21	ILS	309,410,000	90,180,588
5.00% due 01/31/20	ILS	196,300,000	57,361,009
0.50% due 01/31/21	ILS	69,480,000	20,083,091
5.50% due 01/31/22	ILS	61,420,000	19,818,426
Federative Republic of Brazil
due 07/01/20[10]	BRL	373,800,000	86,948,035
due 07/01/21[10]	BRL	309,600,000	68,224,041
due 01/01/20[10]	BRL	125,900,000	29,953,633

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Kingdom of Spain
0.75% due 07/30/21	EUR	60,710,000	$67,712,963
4.00% due 04/30/20	EUR	46,700,000	52,230,478
due 01/17/20[10]	EUR	24,540,000	26,792,276
Republic of Portugal
due 01/17/20[10]	EUR	28,600,000	31,222,898
4.80% due 06/15/20	EUR	16,230,000	18,357,418
Province of Newfoundland
due 10/03/19[10]	CAD	4,400,000	3,321,669
Total Foreign Government Debt
(Cost $1,142,729,196)			1,131,796,648

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 14.0%
Residential Mortgage Backed Securities - 11.5%
Lehman XS Trust Series
2006-16N, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[6]		22,052,282	21,126,843
2006-18N, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[6]		20,466,041	19,420,406
2006-10N, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[6]		4,985,525	4,957,553
RALI Series Trust
2006-QO6, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[6]		36,895,053	14,472,649
2007-QO2, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[6]		18,373,533	10,090,974
2006-QO8, 2.22% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 10/25/46[6]		8,902,936	8,616,593
2006-QO6, 2.25% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[6]		9,599,590	3,882,194
2006-QO2, 2.29% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[6]		7,157,781	2,712,082
2006-QO6, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 06/25/46[6]		6,056,523	2,492,973
2006-QO2, 2.36% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 02/25/46[6]		3,830,020	1,492,322
2006-QO2, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[6]		256,727	95,238
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[6]		27,675,308	17,568,175
2006-WMC3, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[6]		12,500,470	9,257,632

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-HE3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[6]	8,263,641	$7,518,334
2006-WMC4, 2.14% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[6]	9,526,085	6,008,795
2006-WMC4, 2.10% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[6]	4,027,962	2,519,122
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[5,9]	27,298,338	27,602,682
2019-GS5, 3.20% due 05/25/59[5]	9,747,725	9,782,041
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 2.38% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[6]	29,864,854	16,028,583
2007-HE2, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[6]	22,756,754	11,840,747
2007-HE4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[6]	9,142,419	7,064,125
2007-HE4, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[6]	2,833,416	1,974,419
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[6]	36,883,751	36,792,596
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[5,6]	33,806,121	33,996,798
GSAA Home Equity Trust
2006-12, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[6]	24,034,273	14,675,255
2006-3, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 03/25/36[6]	16,393,999	11,509,722
2006-9, 2.26% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 06/25/36[6]	10,365,441	5,318,616
2007-7, 2.29% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[6]	1,757,810	1,714,122
Long Beach Mortgage Loan Trust
2006-6, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[6]	16,920,350	8,822,470

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-8, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[6]	19,699,321	$8,043,568
2006-4, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/36[6]	12,301,504	5,275,340
2006-1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[6]	4,944,671	4,180,129
2006-6, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[6]	5,268,792	2,675,946
2006-8, 2.11% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[6]	5,338,146	2,137,201
2006-6, 2.12% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[6]	3,049,992	1,528,422
American Home Mortgage Assets Trust
2006-6, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[6]	14,481,127	12,553,127
2006-1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/46[6]	13,228,157	12,005,441
2006-3, 3.42% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[6]	7,560,615	6,800,881
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[6]	24,981,527	15,979,844
2007-HE6, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[6]	9,260,278	8,496,896
2006-HE6, 2.12% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[6]	5,169,866	2,452,573
2007-HE4, 2.25% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[6]	4,410,882	2,020,321
Ameriquest Mortgage Securities Trust
2006-M3, 2.19% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[6]	25,724,848	17,967,448
2006-M3, 2.12% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[6]	15,940,552	6,864,416

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
LSTAR Securities Investment Trust
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[5,6]	18,019,120	$18,002,002
2019-1, 3.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[5,6]	6,384,665	6,388,177
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[5]	20,000,000	20,048,130
2019-T2, 3.04% due 08/15/51[5]	3,200,000	3,207,768
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[6]	26,110,286	13,149,284
2006-2, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[6]	19,918,880	9,923,166
ACE Securities Corporation Home Equity Loan Trust Series
2007-HE1, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[6]	18,810,523	12,312,283
2007-ASP1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[6]	13,686,277	8,337,379
Impac Secured Assets Trust
2006-3, 2.22% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 11/25/36[6]	17,605,192	16,663,692
GSAMP Trust
2007-NC1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[6]	24,429,248	15,763,398
IXIS Real Estate Capital Trust
2007-HE1, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[6]	26,704,137	9,166,144
2007-HE1, 2.25% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[6]	18,919,506	6,574,852
NRPL Trust
2019-3, 3.00% (WAC) due 06/01/59[5,6]	15,500,000	15,453,657
Nationstar Home Equity Loan Trust
2007-C, 2.19% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[6]	14,898,552	14,501,844
Master Asset Backed Securities Trust
2006-WMC3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[6]	12,477,303	5,902,392

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-HE3, 2.12% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 08/25/36[6]	10,994,081	$4,528,418
2006-HE3, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[6]	9,243,396	3,856,168
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[6]	15,529,694	13,426,864
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[6]	12,778,608	12,076,345
Alternative Loan Trust
2007-OA7, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[6]	12,141,200	11,564,727
Banc of America Funding Trust
2015-R2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[5,6]	10,000,000	9,832,908
First NLC Trust
2007-1, 2.30% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[5,6]	8,650,032	5,618,210
2007-1, 2.09% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[5,6]	6,559,596	4,119,263
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 2.25% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[6]	9,889,927	6,338,121
2007-HE4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[6]	3,968,370	2,731,443
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.66% due 10/20/52[5]	4,200,000	4,208,846
2019-T3, 2.71% due 10/20/52[5]	3,000,000	3,006,280
Luminent Mortgage Trust
2006-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[6]	8,091,230	7,123,898
CitiMortgage Alternative Loan Trust Series
2007-A7, 2.42% (1 Month USD LIBOR + 0.40%, Rate Cap/Floor: 7.50%/0.40%) due 07/25/37[6]	8,178,379	6,574,603

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
HSI Asset Securitization Corporation Trust
2007-HE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[6]	8,275,517	$6,515,028
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.29% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[6]	6,770,935	6,160,206
Morgan Stanley Mortgage Loan Trust
2006-9AR, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[6]	10,835,501	4,883,593
Nomura Resecuritization Trust
2015-4R, 5.17% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,6]	3,981,288	3,891,908
Alliance Bancorp Trust
2007-OA1, 2.26% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[6]	3,318,594	3,043,018
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,6]	1,436,113	1,327,099
Morgan Stanley Re-REMIC Trust
2010-R5, 3.37% due 06/26/36[5]	1,142,658	1,060,693
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[6]	735,017	712,893
Total Residential Mortgage Backed Securities		726,330,314

Commercial Mortgage Backed Securities - 1.8%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[5]	28,200,000	28,666,696
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.91% (WAC) due 04/10/28[5,6]	16,864,000	16,939,605
2015-SMRT, 3.77% due 04/10/28[5]	1,400,000	1,405,859
GS Mortgage Securities Corporation Trust
2017-STAY, 4.18% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 07/15/32[5,6]	16,531,000	16,170,042

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
OBP Depositor LLC Trust
2010-OBP, 4.65% due 07/15/45[5]	11,650,000	$11,726,284
Four Times Square Trust Commercial Mortgage Pass-Through Certificates Series
2006-4TS, 5.40% due 12/13/28[5]	10,649,235	10,979,659
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	7,450,000	7,442,847
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[5]	4,735,000	4,850,294
Credit Suisse First Boston Mortgage Securities Corporation Series
2006-OMA, 5.63% due 05/15/23[5]	3,850,000	3,874,347
Vornado DP LLC Trust
2010-VNO, 4.74% due 09/13/28[5]	2,400,000	2,428,924
2010-VNO, 6.36% due 09/13/28[5]	970,000	988,901
GE Business Loan Trust
2007-1A, 2.48% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 04/16/35[5,6]	1,469,804	1,410,100
2007-1A, 2.20% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[5,6]	1,088,744	1,066,709
Aventura Mall Trust
2013-AVM, 3.87% (WAC) due 12/05/32[5,6]	2,050,000	2,074,085
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[5]	1,435,000	1,493,799
JPMBB Commercial Mortgage Securities Trust
2015-C28, 2.77% due 10/15/48	1,061,908	1,061,115
Americold LLC
2010-ARTA, 4.95% due 01/14/29[5]	1,000,000	1,024,386
Total Commercial Mortgage Backed Securities		113,603,652

Government Agency - 0.4%
Fannie Mae
3.00% due 02/01/57	22,613,129	23,120,866

Military Housing - 0.3%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,5	9,000,000	10,909,455
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[5]	5,708,231	6,998,814
Total Military Housing		17,908,269
Total Collateralized Mortgage Obligations
(Cost $900,517,388)		880,963,101

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
CORPORATE BONDS†† - 11.8%
Financial - 4.4%
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[6]	25,800,000	$25,809,508
American Equity Investment Life Holding Co.
5.00% due 06/15/27	23,799,000	25,010,785
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[5]	18,240,000	18,367,928
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[6]	18,210,000	18,229,657
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63% due 10/30/20	9,850,000	10,083,248
4.25% due 07/01/20	8,000,000	8,109,903
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[6]	18,140,000	18,154,796
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[6]	18,120,000	18,145,689
Morgan Stanley
5.50% due 07/24/20	17,500,000	17,971,487
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[5,6]	14,689,000	14,728,382
2.62% (3 Month USD LIBOR + 0.48%) due 12/01/20[5,6]	2,800,000	2,807,090
Credit Agricole Corporate & Investment Bank S.A.
2.69% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[5,6]	17,375,000	17,382,749
Capital One Financial Corp.
2.50% due 05/12/20	7,370,000	7,383,096
2.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[6]	6,745,000	6,755,536
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[6]	2,741,000	2,749,763
Discover Bank
3.10% due 06/04/20	15,598,000	15,682,360
Atlas Mara Ltd.
8.00% due 12/31/20[8]	14,400,000	12,744,000
American International Group, Inc.
6.40% due 12/15/20	10,339,000	10,864,510
Santander UK plc
2.59% (3 Month USD LIBOR + 0.30%) due 11/03/20[6]	7,325,000	7,320,383
2.13% due 11/03/20	975,000	974,050
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[5]	4,135,000	4,119,494
Aon Corp.
5.00% due 09/30/20	3,225,000	3,316,139
AXIS Specialty Finance LLC
5.88% due 06/01/20	3,110,000	3,182,528
ERP Operating, LP
4.75% due 07/15/20	2,500,000	2,533,229
Univest Financial Corp.
5.10% due 03/30/25[11]	2,500,000	2,509,713

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	2,120,000	$2,125,662
Total Financial		277,061,685

Consumer, Non-cyclical - 3.0%
Mondelez International, Inc.
3.00% due 05/07/20	20,210,000	20,313,447
Reynolds American, Inc.
3.25% due 06/12/20	20,093,000	20,220,087
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	17,689,000	17,719,188
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	17,500,000	17,633,037
Molson Coors Brewing Co.
2.25% due 03/15/20	17,497,000	17,486,313
Constellation Brands, Inc.
2.25% due 11/06/20	16,236,000	16,241,158
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[6]	11,575,000	11,620,971
3.00% due 03/12/20	2,215,000	2,221,327
Cigna Corp.
3.20% due 09/17/20	7,850,000	7,926,080
2.49% (3 Month USD LIBOR + 0.35%) due 03/17/20[6]	5,816,000	5,816,880
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[6]	13,150,000	13,179,856
S&P Global, Inc.
3.30% due 08/14/20	8,135,000	8,212,881
BidFair MergeRight, Inc.
7.38% due 10/15/27[5]	6,450,000	6,571,389
Kraft Heinz Foods Co.
2.80% due 07/02/20	5,663,000	5,672,775
Allergan Incorporated/United States
3.38% due 09/15/20	4,210,000	4,256,377
Zoetis, Inc.
3.45% due 11/13/20	3,980,000	4,031,433
Vector Group Ltd.
6.13% due 02/01/25[5]	2,500,000	2,393,750
Quest Diagnostics, Inc.
2.50% due 03/30/20	2,260,000	2,262,247
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	2,140,000	2,182,800
Biogen, Inc.
2.90% due 09/15/20	1,748,000	1,760,606
Conagra Brands, Inc.
3.03% (3 Month USD LIBOR + 0.75%) due 10/22/20[6]	1,500,000	1,500,307
Sysco Corp.
2.60% due 10/01/20	997,000	1,001,616
Total Consumer, Non-cyclical		190,224,525

Industrial - 1.7%
Encore Capital Group, Inc.
5.63% due 08/11/24†††	39,600,000	39,439,256
L3Harris Technologies, Inc.
2.70% due 04/27/20	16,800,000	16,833,627
Molex Electronic Technologies LLC
2.88% due 04/15/20[5]	16,475,000	16,501,587
Rolls-Royce plc
2.38% due 10/14/20[5]	10,570,000	10,581,855
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[6]	10,250,000	10,245,383

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Yamana Gold, Inc.
4.76% due 03/23/22†††	4,750,000	$4,860,363
4.78% due 06/10/23†††	99,699	102,798
Aviation Capital Group LLC
7.13% due 10/15/20[5]	4,500,000	4,708,049
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	1,394,617	1,319,433
GATX Corp.
2.60% due 03/30/20	1,209,000	1,210,139
Vulcan Materials Co.
2.72% (3 Month USD LIBOR + 0.60%) due 06/15/20[6]	1,050,000	1,050,586
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.05% due 01/09/20[5]	500,000	500,602
Total Industrial		107,353,678

Utilities - 0.6%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[6]	17,820,000	17,827,570
Exelon Corp.
2.85% due 06/15/20	17,356,000	17,428,589
PSEG Power LLC
5.13% due 04/15/20	4,522,000	4,590,594
Total Utilities		39,846,753

Energy - 0.6%
Marathon Petroleum Corp.
3.40% due 12/15/20	14,880,000	15,044,260
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	13,800,000	14,254,239
Reliance Holding USA, Inc.
4.50% due 10/19/20[5]	3,750,000	3,822,636
Energy Transfer Operating, LP
7.50% due 10/15/20	3,000,000	3,152,688
Florida Gas Transmission Company LLC
5.45% due 07/15/20[5]	1,420,000	1,452,774
Basic Energy Services, Inc.
10.75% due 10/15/23[8]	1,500,000	1,095,000
Total Energy		38,821,597

Communications - 0.6%
Telefonica Emisiones S.A.
5.13% due 04/27/20	17,300,000	17,576,779
Cengage Learning, Inc.
9.50% due 06/15/24[5]	6,585,000	6,025,275
Deutsche Telekom International Finance BV
2.23% due 01/17/20[5]	5,985,000	5,984,050
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5]	4,898,000	4,236,770
MDC Partners, Inc.
6.50% due 05/01/24[5]	2,905,000	2,647,181
EIG Investors Corp.
10.88% due 02/01/24	270,000	280,800
Total Communications		36,750,855

Technology - 0.5%
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	17,902,000	17,900,868

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Fidelity National Information Services, Inc.
3.63% due 10/15/20		10,480,000	$10,619,731
Fiserv, Inc.
2.70% due 06/01/20		2,850,000	2,857,596
CA, Inc.
5.38% due 12/01/19		2,122,000	2,132,185
Total Technology			33,510,380

Basic Materials - 0.2%
Newmont Goldcorp Corp.
5.13% due 10/01/19		9,680,000	9,680,000
Yamana Gold, Inc.
4.63% due 12/15/27		3,200,000	3,388,906
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,17]		1,885,418	94,271
Total Basic Materials			13,163,177

Consumer, Cyclical - 0.2%
Starbucks Corp.
2.10% due 02/04/21		10,015,000	10,024,432
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[5]		319,000	322,988
Total Consumer, Cyclical			10,347,420
Total Corporate Bonds
(Cost $746,473,304)			747,080,070

SENIOR FLOATING RATE INTERESTS††,6 - 6.0%
Consumer, Cyclical - 1.9%
Petco Animal Supplies, Inc.
5.51% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23		14,933,677	11,269,550
AVSC Holding Corp.
5.32% (1 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/03/25		7,327,776	7,077,386
EG Finco Ltd.
6.10% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		5,957,560	5,881,601
5.51% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP	987,500	1,178,346
Mavis Tire Express Services Corp.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25		6,916,403	6,755,873
Accuride Corp.
7.35% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		7,851,811	6,595,521
AI Aqua Zip Bidco Pty Ltd.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23		6,233,847	5,941,286
Zephyr Bidco Ltd.
8.21% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	4,650,417	5,646,832
WESCO
6.45% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/14/24†††,1	CAD	3,980,000	2,993,288

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
6.36% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/14/24†††,1		2,370,000	$2,360,746
IRB Holding Corp.
5.55% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25		5,084,629	5,058,494
CD&R Firefly Bidco Ltd.
5.02% (3 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP	3,800,000	4,612,240
CPI Acquisition, Inc.
6.71% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22		5,602,372	4,333,939
Leslie’s Poolmart, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23		4,419,708	4,198,722
Power Solutions (Panther)
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		4,000,000	3,957,520
Galls LLC
8.37% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1		3,212,852	3,185,287
8.29% (1 Month USD LIBOR + 6.25% and Commercial Prime Lending Rate + 5.25%, Rate Floor: 7.25%) due 01/31/24†††,1		411,232	372,529
8.36% (1 Month USD LIBOR + 6.25% and 3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1		355,445	352,395
Alexander Mann
5.71% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	3,000,000	3,547,507
SHO Holding I Corp.
7.26% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22		3,700,291	3,478,274
EnTrans International, LLC
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††		3,303,125	3,187,516
Truck Hero, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24		2,867,549	2,677,574
Belk, Inc.
6.80% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22		3,640,902	2,639,654
At Home Holding III Corp.
5.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22		2,921,342	2,629,208

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Blue Nile, Inc.
8.62% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23†††		3,150,000	$2,457,000
Sotheby’s
due 01/15/27		2,350,000	2,322,106
Nellson Nutraceutical
6.36% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21†††		3,375,590	3,139,298
Checkers Drive-In Restaurants, Inc.
6.38% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24		3,373,845	2,192,999
IBC Capital Ltd.
5.90% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		1,900,083	1,885,832
Acosta, Inc.
7.25% (Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) due 09/26/19		4,954,043	1,554,331
Comet Bidco Ltd.
7.12% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24		1,576,120	1,552,478
Richmond UK Bidco Ltd.
4.97% (1 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 03/03/24	GBP	749,186	892,050
K & N Parent, Inc.
6.79% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23†††		968,968	862,382
SMG US Midco 2, Inc.
9.04% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26		600,000	606,000
American Tire Distributors, Inc.
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		249,634	246,359
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		165,594	145,060
Safe Fleet Holdings LLC
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/03/25		171,050	165,349
Total Consumer, Cyclical			117,952,532

Technology - 1.2%
Datix Bidco Ltd.
7.12% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††,1		9,112,505	9,040,268
10.37% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††,1		461,709	457,676
Planview, Inc.
7.29% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1		8,752,298	8,752,298

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Lytx, Inc.
8.79% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	7,842,419	$7,715,790
LANDesk Group, Inc.
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	6,322,889	6,295,258
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	6,090,385	5,919,976
Optiv, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	7,626,789	5,885,365
GlobalFoundries, Inc.
6.06% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/05/26	4,900,000	4,759,125
Peak 10 Holding Corp.
5.60% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	4,900,985	4,220,973
Neustar, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	3,631,416	3,502,501
Greenway Health LLC
5.85% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,545,592	3,108,314
24-7 Intouch, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25†††	3,168,000	3,104,640
Ministry Brands LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,682,914	2,682,914
Brave Parent Holdings, Inc.
6.26% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	2,758,219	2,640,994
Refinitiv (Financial & Risk Us Holdings, Inc.)
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	2,084,250	2,094,671
Bullhorn, Inc.
8.91% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	1,941,541	1,933,957
MRI Software LLC
7.80% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/30/23†††	1,338,358	1,324,973
7.80% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/30/23	480,198	475,396
Solera LLC
6.54% (1 Month USD LIBOR + 4.50% and 1 Week USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1	1,350,000	1,273,213

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Kar Finland Bidco Oy
4.50% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR	1,000,000	$1,079,372
Aston FinCo S.A.R.L.
due 09/19/26		750,000	742,972
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		695,294	656,183
Targus Group International, Inc.
due 05/24/16†††,1,2,17		152,876	—
Total Technology			77,666,829

Industrial - 0.9%
Tronair Parent, Inc.
6.93% (3 Month USD LIBOR + 4.75% and 3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/08/23†††		6,566,501	5,909,850
Diversitech Holdings, Inc.
5.10% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24		4,294,287	4,194,101
9.60% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25		1,000,000	975,000
PT Intermediate Holdings III LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/09/24		3,954,927	3,842,884
10.04% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25†††		400,000	396,000
Hillman Group, Inc.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25		4,349,950	4,214,710
Titan Acquisition Ltd. (Husky)
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		4,284,750	4,107,533
Lineage Logistics LLC
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25		3,356,425	3,356,425
YAK MAT (YAK ACCESS LLC)
12.06% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		3,400,000	2,929,678
Hanjin International Corp.
4.55% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20		2,600,000	2,600,000
Fortis Solutions Group LLC
6.54% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1		1,797,801	1,797,801

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
6.55% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1		748,895	$748,895
Bioplan USA, Inc.
6.79% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21		2,620,702	2,384,839
Dimora Brands, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/24/24		2,435,262	2,368,293
Pelican Products, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		2,468,750	2,363,828
BWAY Holding Co.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24		1,880,759	1,839,496
Bhi Investments LLC
6.70% (6 Month USD LIBOR + 4.50% and 6 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24		1,629,063	1,610,736
National Technical Systems
8.35% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1		1,549,252	1,498,901
SLR Consulting Ltd.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1		1,190,970	1,164,581
6.05% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25†††,1		124,420	121,663
5.70% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	GBP	44,180	53,121
Safety Bidco Ltd.
4.97% (1 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 10/25/24†††,1	GBP	850,000	1,037,549
Klockner Pentaplast of America, Inc.
4.75% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/30/22	EUR	1,100,000	1,010,244
API Heat Transfer
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24†††		953,472	781,847
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23†††		170,110	153,099
Flex Acquisition Company, Inc.
5.57% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/25		837,811	805,606
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24†††	EUR	438,217	463,444

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24†††	EUR	149,592	$158,204
Transcendia Holdings, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24		638,625	528,462
STS Operating, Inc. (SunSource)
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		325,000	317,281
Total Industrial			53,734,071

Consumer, Non-cyclical - 0.6%
Springs Window Fashions
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25		6,284,023	6,174,053
10.55% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		5,500,000	5,183,750
Diamond (BC) B.V.
5.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24		11,161,045	10,616,944
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.54% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25		4,680,148	4,580,695
BCPE Eagle Buyer LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24		2,840,644	2,789,172
Affordable Care Holdings Corp.
6.84% (2 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22†††		2,695,655	2,601,307
CPI Holdco LLC
5.54% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24		1,895,612	1,893,242
Certara, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24†††		1,658,805	1,646,364
Give and Go Prepared Foods Corp.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23		1,671,391	1,561,364
CTI Foods Holding Co. LLC
9.26% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††		755,739	759,517

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
11.26% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24†††	371,507	$349,216
Executive Consulting Group LLC
6.54% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/20/24†††,1	943,934	936,505
Recess Holdings, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	783,529	769,817
Moran Foods LLC
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23	1,737,622	726,900
Total Consumer, Non-cyclical		40,588,846

Communications - 0.6%
Trader Interactive
8.54% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††,1	10,844,845	10,718,300
Mcgraw-Hill Global Education Holdings LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	9,716,456	9,117,728
Flight Bidco, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	3,925,708	3,881,544
9.54% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,000,000	987,500
Market Track LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24†††	4,165,000	3,748,500
Resource Label Group LLC
6.82% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23†††	1,947,926	1,733,654
10.82% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	1,500,000	1,245,000
Cengage Learning Acquisitions, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,213,400	2,089,826
SFR Group S.A.
6.03% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,786,500	1,780,551
Liberty Cablevision of Puerto Rico LLC
5.53% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 01/07/22	1,355,000	1,349,919

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Houghton Mifflin Co.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21		1,383,362	$1,340,712
Imagine Print Solutions LLC
6.80% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22		1,608,750	1,068,210
Total Communications			39,061,444

Financial - 0.3%
Teneo Holdings LLC
7.29% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25		5,550,000	5,286,375
USI, Inc.
5.10% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		4,528,977	4,450,671
Aretec Group, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25		3,870,750	3,730,435
Camelia Bidco Banc Civica
5.51% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP	3,000,000	3,619,736
Northstar Financial Services LLC
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/26/25		1,333,959	1,312,282
Masergy Holdings, Inc.
5.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/15/23		1,110,068	1,090,642
Total Financial			19,490,141

Basic Materials - 0.2%
GrafTech Finance, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25		4,715,100	4,577,560
Vectra Co.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25		2,715,625	2,640,945
ICP Industrial, Inc.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23†††		2,460,415	2,448,114
LTI Holdings, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25		1,485,000	1,402,583
ASP Chromaflo Dutch I B.V.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 11/20/23		753,404	730,335
ASP Chromaflo Intermediate Holdings, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 11/20/23		579,399	561,658
Total Basic Materials			12,361,195

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Energy - 0.2%
Permian Production Partners LLC
8.05% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24†††	11,732,500	$5,866,250
SeaPort Financing LLC
7.55% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	3,126,375	3,063,848
Summit Midstream Partners, LP
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,099,603	1,073,762
Ultra Petroleum, Inc.
6.05% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) (in-kind rate was 0.25%) due 04/12/24[12]	1,554,907	1,022,351
Gavilan Resources LLC
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	2,050,000	884,923
Total Energy		11,911,134

Utilities - 0.1%
MRP Generation Holding
9.10% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	3,395,000	3,344,075
UGI Energy Services, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26†††	2,194,500	2,208,216
Panda Power
8.60% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	2,369,942	2,029,856
Total Utilities		7,582,147
Total Senior Floating Rate Interests
(Cost $411,065,657)		380,348,339

U.S. GOVERNMENT SECURITIES†† - 4.2%
U.S. Treasury Notes
2.38% due 02/29/24	186,531,000	192,979,434
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[13]	67,828,246	67,621,582
Total U.S. Government Securities
(Cost $261,704,582)		260,601,016

SENIOR FIXED RATE INTERESTS††† - 0.1%
Communications - 0.1%
MHGE Parent LLC
11.00% due 04/20/22[1]	4,700,000	4,504,269
Total Senior Fixed Rate Interests
(Cost $4,624,718)		4,504,269

MUNICIPAL BONDS†† - 0.0%
California - 0.0%
Palm Desert Redevelopment Agency Successor Agency Tax Allocation
2.00% due 10/01/19	525,000	525,000

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Brentwood Infrastructure Financing Authority Revenue Bonds
7.50% due 10/01/19	35,000	$35,000
Total California		560,000

Utah - 0.0%
County of Utah Utah Transportation Sales Tax Revenue Revenue Bonds
5.57% due 12/01/19	100,000	100,599

Tennessee - 0.0%
City of Memphis Tennessee Sanitary Sewerage System Revenue Revenue Bonds
6.30% due 10/01/19	50,000	50,000

Texas - 0.0%
Lindale Independent School District General Obligation Unlimited
6.26% due 02/15/20	25,000	25,397
Total Municipal Bonds
(Cost $736,472)		735,996

REPURCHASE AGREEMENTS††,14 - 7.5%
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35% due 10/01/19	50,838,000	50,838,000
issued 09/24/19 at 3.00% due 10/01/19	25,000,000	25,000,000
issued 09/25/19 at 3.00% due 10/01/19	10,000,000	10,000,000
issued 09/27/19 at 2.50% due 10/01/19	9,924,000	9,924,000
issued 09/30/19 at 2.37% due 10/01/19	7,646,000	7,646,000
BNP Paribas
issued 08/01/19 at 2.47% due 11/01/19	60,283,132	60,283,132
issued 08/01/19 at 2.47% due 10/07/19	22,714,307	22,714,307
issued 08/09/19 at 2.47% due 11/01/19	14,577,504	14,577,504
issued 01/31/19 at 2.10% open maturity[15]	93,500	93,500
issued 02/06/19 at 2.10% open maturity[15]	83,475	83,475
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	40,119,998	40,119,998
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	22,458,000	22,458,000
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	21,200,000	21,200,000
issued 09/12/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	4,292,000	4,292,000
issued 08/15/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	2,787,790	2,787,790

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
issued 07/22/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	2,405,525	$2,405,525
issued 07/15/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[6]	1,251,803	1,251,803
Barclays Capital Inc.
issued 09/05/19 at 2.27% (1 Month USD LIBOR + 0.25%) due 11/04/19[6]	37,931,821	37,931,821
issued 08/05/19 at 1.55% open maturity[15]	11,671,438	11,671,438
issued 09/11/19 at 2.27% (1 Month USD LIBOR + 0.25%) due 11/04/19[6]	8,046,200	8,046,200
issued 09/18/19 at 2.27% (1 Month USD LIBOR + 0.25%) due 11/04/19[6]	4,408,125	4,408,125
issued 07/24/19 at (13.00)% open maturity[15]	1,380,000	1,380,000
issued 08/05/19 at 1.75% open maturity[15]	740,250	740,250
issued 09/25/19 at 2.27% (1 Month USD LIBOR + 0.25%) due 11/04/19[6]	604,143	604,143
issued 08/15/19 at (13.00)% open maturity[15]	119,925	119,925
issued 08/05/19 at 1.35% open maturity[15]	109,725	109,725
issued 08/21/19 at (13.00)% open maturity[15]	64,050	64,050
Deutsche Bank
issued 08/06/19 at 2.62% due 11/06/19	46,486,000	46,486,000
BofA Securities, Inc.
issued 09/25/19 at 2.80% due 10/01/19	30,000,000	30,000,000
issued 08/02/19 at 1.65% open maturity[15]	13,933,525	13,933,525
issued 08/02/19 at 1.60% open maturity[15]	201,250	201,250
Citigroup Global Markets Inc.
issued 03/15/19 at 1.60% open maturity[15]	16,389,000	16,389,000
issued 03/07/19 at 1.55% open maturity[15]	1,278,000	1,278,000
issued 04/16/19 at 1.50% open maturity[15]	719,000	719,000
issued 03/05/19 at 1.35% open maturity[15]	551,000	551,000
issued 02/07/19 at 1.60% open maturity[15]	406,000	406,000
issued 02/14/19 at 1.60% open maturity[15]	230,000	230,000
issued 02/04/19 at 1.60% open maturity[15]	200,000	200,000

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
issued 04/18/19 at 1.60% open maturity[15]	139,000	$139,000
issued 01/31/19 at 1.60% open maturity[15]	90,750	90,750
issued 02/06/19 at 1.60% open maturity[15]	82,000	82,000
issued 02/08/19 at 1.60% open maturity[15]	56,000	56,000
RBC Capital Markets, LLC
issued 09/19/19 at 1.55% open maturity[15]	520,125	520,125
issued 09/19/19 at 1.65% open maturity[15]	211,775	211,775
Total Repurchase Agreements
(Cost $472,244,136)		472,244,136

COMMERCIAL PAPER†† - 1.8%
Walgreens Boots Alliance, Inc.
2.41% due 01/13/20[16]	30,000,000	29,798,750
2.51% due 11/07/19[16]	15,000,000	14,963,979
2.27% due 10/02/19[16]	10,000,000	9,999,369
Clorox Co.
2.21% due 10/08/19[5,16]	20,000,000	19,991,406
Public Service Enterprise Group, Inc.
2.25% due 10/22/19[5,16]	19,300,000	19,274,669
Ryder System, Inc.
2.27% due 10/01/19[16]	10,000,000	10,000,000
Marriott International, Inc.
2.26% due 10/15/19[5,16]	10,000,000	9,991,056
Total Commercial Paper
(Cost $114,005,470)		114,019,229

	Notional Value
OTC OPTIONS PURCHASED†† - 0.2%
Put options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	2,402,900,000	4,109,031
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	2,186,900,000	3,739,665
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	1,601,800,000	1,627,845
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	463,200,000	792,086

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Notional Value/Face Amount~	Value
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	82,200,000	$83,536
Total OTC Options Purchased
(Cost $14,307,624)		10,352,163

Total Investments - 100.7%
(Cost $6,433,731,366)		6,350,882,458

CORPORATE BONDS SOLD SHORT†† - (0.8)%
Financial - 0.0%
Enova International, Inc.
8.50% due 09/15/25[5]	110,000	(99,963)
Acrisure LLC / Acrisure Finance, Inc.
7.00% due 11/15/25[5]	1,000,000	(932,300)
Total Financial		(1,032,263)

Communications - (0.1)%
Univision Communications, Inc.
5.13% due 05/15/23[5]	510,000	(511,594)
5.13% due 02/15/25[5]	2,620,000	(2,546,247)
Total Communications		(3,057,841)

Consumer, Non-cyclical - (0.1)%
Quorum Health Corp.
11.63% due 04/15/23	1,700,000	(1,525,750)
Tenet Healthcare Corp.
8.13% due 04/01/22	2,425,000	(2,622,759)
Total Consumer, Non-cyclical		(4,148,509)

Technology - (0.1)%
Seagate HDD Cayman
4.75% due 01/01/25	8,000,000	(8,292,040)

Industrial - (0.2)%
Park-Ohio Industries, Inc.
6.63% due 04/15/27	1,400,000	(1,337,000)
Flex Ltd.
4.75% due 06/15/25	2,210,000	(2,380,028)
Spirit AeroSystems, Inc.
4.60% due 06/15/28	10,110,000	(10,887,096)
Total Industrial		(14,604,124)

Consumer, Cyclical - (0.3)%
Harley-Davidson, Inc.
3.50% due 07/28/25	1,330,000	(1,369,377)
Staples, Inc.
10.75% due 04/15/27[5]	1,875,000	(1,926,562)
Dollar Tree, Inc.
4.00% due 05/15/25	15,080,000	(15,978,368)
Total Consumer, Cyclical		(19,274,307)
Total Corporate Bonds Sold Short
(Proceeds $46,674,111)		(50,409,084)
Other Assets & Liabilities, net - 0.1%		6,762,751
Total Net Assets - 100.0%		$6,307,236,125

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	1,621	Dec 2019	$193,152,281	$909,673

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23

Counterparty	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	$997,215,000	$(21,650,425)	$(9,905,888)	$(11,744,537)

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index/Reference Obligation	Protection Premium Rate	Payment Frequency	Maturity Date
Goldman Sachs International	L Brands, Inc.	1.00%	Quarterly	12/20/24
Morgan Stanley Capital Services LLC	Hertz Corp.	5.00%	Quarterly	12/20/24
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23
Goldman Sachs International	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs International	$410,000	$45,334	$44,888	$446
Morgan Stanley Capital Services LLC	500,000	(32,642)	(37,497)	4,855
Morgan Stanley Capital Services LLC	73,830,000	(1,468,522)	(15,541)	(1,452,981)
Goldman Sachs International	166,350,000	(3,308,802)	(251,525)	(3,057,277)
		$(4,764,632)	$(259,675)	$(4,504,957)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.92%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	$97,955,000	$192,780	$149,054	$43,726
BofA Securities, Inc.	23,700,000	53,352	340	53,012
BofA Securities, Inc.	16,742,000	37,393	28,799	8,594
BofA Securities, Inc.	9,744,000	24,468	19,317	5,151
BofA Securities, Inc.	10,276,000	22,612	17,334	5,278
BofA Securities, Inc.	10,276,000	(22,612)	95	(22,707)
BofA Securities, Inc.	9,744,000	(24,468)	92	(24,560)
BofA Securities, Inc.	16,742,000	(37,393)	99	(37,492)
BofA Securities, Inc.	97,955,000	(192,781)	122	(192,903)
BofA Securities, Inc.	63,000,000	(4,168,963)	(10,227)	(4,158,736)
BofA Securities, Inc.	830,000,000	(25,933,632)	148,731	(26,082,363)
		$(30,049,244)	$353,756	$(30,403,000)

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$23,661,343	$(117,049)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	302,900,000	BRL	10/01/19	$77,203,450	$72,973,885	$4,229,565
Citibank N.A., New York	303,500,000	BRL	07/01/20	75,789,059	71,949,863	3,839,196
Citibank N.A., New York	205,550,000	BRL	10/01/19	52,272,168	49,520,574	2,751,594
Goldman Sachs International	200,000,000	BRL	10/01/19	50,131,357	48,183,483	1,947,874
Goldman Sachs International	48,568,000	EUR	04/30/20	55,697,782	53,774,349	1,923,433
JPMorgan Chase Bank, N.A.	178,600,000	BRL	07/01/21	42,785,007	40,920,205	1,864,802
Citibank N.A., New York	122,150,000	BRL	07/01/21	29,677,307	27,986,579	1,690,728
Goldman Sachs International	70,300,000	BRL	07/01/20	18,254,999	16,665,817	1,589,182
Goldman Sachs International	28,600,000	EUR	01/17/20	33,024,955	31,447,995	1,576,960

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	6,320,158,500	JPY	07/01/21	$62,232,010	$60,807,553	$1,424,457
Barclays Bank plc	24,540,000	EUR	01/17/20	28,341,246	26,983,699	1,357,547
Barclays Bank plc	6,018,007,500	JPY	07/01/21	59,168,297	57,900,496	1,267,801
Goldman Sachs International	32,149,325	EUR	07/30/21	37,345,460	36,583,721	761,739
Bank of America, N.A.	10,421,000,000	JPY	01/21/20	97,955,539	97,217,999	737,540
Citibank N.A., New York	125,900,000	BRL	01/02/20	30,693,310	30,185,447	507,863
JPMorgan Chase Bank, N.A.	29,016,000	EUR	07/30/21	33,489,397	33,018,213	471,184
Bank of America, N.A.	9,065,200	EUR	06/15/20	10,424,753	10,066,659	358,094
Goldman Sachs International	7,943,840	EUR	06/15/20	9,140,024	8,821,420	318,604
Citibank N.A., New York	5,229,613,500	JPY	06/01/20	49,474,130	49,178,668	295,462
JPMorgan Chase Bank, N.A.	5,621,809,500	JPY	09/01/20	53,437,730	53,157,616	280,114
Bank of America, N.A.	17,691,000	GBP	10/15/19	21,899,901	21,766,307	133,594
Bank of America, N.A.	1,973,886,450	JPY	04/15/20	18,618,233	18,510,037	108,196
Goldman Sachs International	6,915,250,000	JPY	10/21/19	64,153,945	64,054,605	99,340
Bank of America, N.A.	2,288,143,500	JPY	06/22/20	21,641,384	21,544,448	96,936
JPMorgan Chase Bank, N.A.	617,308,500	JPY	03/23/20	5,829,935	5,780,763	49,172
Bank of America, N.A.	2,788,000	EUR	10/15/19	3,091,867	3,042,964	48,903
Goldman Sachs International	10,613,600,000	JPY	01/10/20	98,994,535	98,948,078	46,457
Goldman Sachs International	8,850,000	BRL	07/01/21	2,073,328	2,027,681	45,647
JPMorgan Chase Bank, N.A.	833,416,500	JPY	06/01/20	7,876,910	7,837,350	39,560
Goldman Sachs International	358,704,500	JPY	03/23/20	3,388,897	3,359,076	29,821
JPMorgan Chase Bank, N.A.	3,988,000	CAD	10/15/19	3,035,837	3,011,739	24,098
JPMorgan Chase Bank, N.A.	400,000,000	JPY	10/07/19	3,724,787	3,701,250	23,537
Deutsche Bank AG	28,528,010,536	KRW	08/04/21	24,328,851	24,318,931	9,920
Goldman Sachs International	239,325	EUR	07/30/20	272,041	266,531	5,510
Goldman Sachs International	92,466,974	JPY	06/22/20	875,099	870,640	4,459
JPMorgan Chase Bank, N.A.	216,000	EUR	07/30/20	244,084	240,554	3,530
Citibank N.A., New York	2,653,400,000	JPY	01/10/20	24,739,634	24,737,019	2,615
Citibank N.A., New York	3,158,500	JPY	01/06/20	30,208	29,439	769

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	3,158,500	JPY	07/01/20	$30,507	$29,755	$752
Citibank N.A., New York	3,158,500	JPY	01/04/21	30,823	30,082	741
Barclays Bank plc	3,007,500	JPY	01/06/20	28,722	28,031	691
Barclays Bank plc	3,007,500	JPY	07/01/20	29,011	28,333	678
Barclays Bank plc	3,007,500	JPY	01/04/21	29,299	28,644	655
Citibank N.A., New York	2,613,500	JPY	12/02/19	24,416	24,273	143
JPMorgan Chase Bank, N.A.	2,809,500	JPY	03/02/20	26,403	26,276	127
Bank of America, N.A.	986,450	JPY	10/15/19	9,185	9,133	52
Bank of America, N.A.	1,143,500	JPY	12/20/19	10,678	10,641	37
Goldman Sachs International	1,005,950	JPY	12/20/19	9,398	9,361	37
JPMorgan Chase Bank, N.A.	416,500	JPY	12/02/19	3,886	3,868	18
Deutsche Bank AG	76,160,536	KRW	02/04/21	64,570	64,569	1
Deutsche Bank AG	76,160,536	KRW	08/05/20	64,184	64,191	(7)
Deutsche Bank AG	76,160,536	KRW	11/04/20	64,379	64,388	(9)
Deutsche Bank AG	73,677,040	KRW	05/07/21	62,624	62,636	(12)
Deutsche Bank AG	74,504,872	KRW	05/11/20	62,573	62,589	(16)
Deutsche Bank AG	76,160,536	KRW	02/05/20	63,760	63,776	(16)
Deutsche Bank AG	76,160,536	KRW	11/06/19	63,568	63,585	(17)
Bank of America, N.A.	793,970	ILS	04/30/20	231,603	231,972	(369)
Bank of America, N.A.	384,952	ILS	01/31/20	110,443	111,750	(1,307)
Bank of America, N.A.	383,900	ILS	02/01/21	112,169	113,742	(1,573)
Goldman Sachs International	384,350	ILS	04/30/20	110,657	112,295	(1,638)
Citibank N.A., New York	1,924,258	ILS	04/30/20	556,891	562,205	(5,314)
JPMorgan Chase Bank, N.A.	4,400,000	CAD	10/03/19	3,315,192	3,322,191	(6,999)
Bank of America, N.A.	7,363,900	ILS	01/31/22	2,183,190	2,213,995	(30,805)
Bank of America, N.A.	79,971,800	ILS	04/30/21	23,698,471	23,784,965	(86,494)
Goldman Sachs International	38,713,300	ILS	04/30/21	11,336,277	11,513,990	(177,713)
Goldman Sachs International	57,434,200	ILS	01/31/22	17,016,598	17,267,891	(251,293)
Goldman Sachs International	72,830,756	ILS	02/01/21	21,256,017	21,578,381	(322,364)
Barclays Bank plc	72,975,000	ILS	01/31/20	20,646,485	21,184,420	(537,935)
Citibank N.A., New York	193,819,000	ILS	04/30/21	56,980,496	57,645,048	(664,552)
Goldman Sachs International	136,481,600	ILS	01/31/20	37,719,406	39,620,192	(1,900,786)
						$25,980,516

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	70,845,000	BRL	10/01/19	$17,229,261	$17,067,794	$(161,467)
Morgan Stanley Capital Services LLC	637,605,000	BRL	10/01/19	154,503,399	153,610,147	(893,252)
						$(1,054,719)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $126,933,845, (cost $125,587,734) or 2.0% of total net assets.
[2]	Affiliated issuer.
[3]	Perpetual maturity.
[4]	Rate indicated is the 7-day yield as of September 30, 2019.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,662,753,268 (cost $1,666,560,882), or 26.4% of total net assets.

[6]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $28,373,257 (cost $33,107,656), or 0.4% of total net assets — See Note 9.

[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2019. See table below for additional step information for each security.

[10]	Zero coupon rate security.
[11]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[12]	Payment-in-kind security.
[13]	Face amount of security is adjusted for inflation.
[14]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

[15]

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2019.

[16]	Rate indicated is the effective yield at the time of purchase.
[17]	Security is in default of interest and/or principal obligations.
[18]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,295,517	$1,438,474	$15,982,467	$19,716,458
Preferred Stocks	—	1,614,548	—	1,614,548
Exchange-Traded Funds	75,277,720	—	—	75,277,720
Mutual Funds	675,682,792	—	—	675,682,792
Money Market Funds	50,248,099	—	—	50,248,099
Asset-Backed Securities	—	1,399,420,526	126,277,348	1,525,697,874
Foreign Government Debt	—	1,131,796,648	—	1,131,796,648
Collateralized Mortgage Obligations	—	870,053,646	10,909,455	880,963,101
Corporate Bonds	—	702,677,653	44,402,417	747,080,070
Senior Floating Rate Interests	—	275,526,899	104,821,440	380,348,339
U.S. Government Securities	—	260,601,016	—	260,601,016
Senior Fixed Rate Interests	—	—	4,504,269	4,504,269
Municipal Bonds	—	735,996	—	735,996
Repurchase Agreements	—	472,244,136	—	472,244,136
Commercial Paper	—	114,019,229	—	114,019,229
Options Purchased	—	10,352,163	—	10,352,163
Interest Rate Futures Contracts**	909,673	—	—	909,673
Credit Default Swap Agreements**	—	5,301	—	5,301
Interest Rate Swap Agreements**	—	115,761	—	115,761
Forward Foreign Currency Exchange Contracts**	—	29,969,735	—	29,969,735
Total Assets	$804,413,801	$5,270,571,731	$306,897,396	$6,381,882,928

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Corporate Bonds Sold Short	$—	$50,409,084	$—	$50,409,084
Credit Default Swap Agreements**	—	16,254,795	—	16,254,795
Interest Rate Swap Agreements**	—	30,518,761	—	30,518,761
Total Return Swap Agreements**	—	117,049	—	117,049
Forward Foreign Currency Exchange Contracts**	—	5,043,938	—	5,043,938
Unfunded Loan Commitments (Note 8)	—	—	1,140,482	1,140,482
Total Liabilities	$—	$102,343,627	$1,140,482	$103,484,109

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$66,704,323	Option Adjusted Spread off the prior month broker mark over the 3 Month LIBOR	Broker Quote	—	—
Asset-Backed Securities	59,573,025	Yield Analysis	Yield	3.4%-5.1%	4.6%
Collateralized Mortgage Obligations	10,909,455	Option Adjusted Spread off the prior month broker mark over the 3 Month LIBOR	Broker Quote	—	—
Common Stocks	9,640,679	Third Party Pricing	Broker Quote	—	—
Common Stocks	6,341,788	Enterprise Value	Valuation Multiple	1.9x-15.8x	5.3x
Corporate Bonds	44,402,417	Option Adjusted Spread off the prior month broker mark over the 3 Month LIBOR	Broker Quote	—	—
Senior Fixed Rate Interests	4,504,269	Model Price	Market Comparable Yields	8.4%	—
Senior Floating Rate Interests	46,364,923	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	41,134,621	Yield Analysis	Yield	5.1%-10.6%	8.1%
Senior Floating Rate Interests	8,752,298	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	2,546,696	Enterprise Value	Valuation Multiple	10.4x	—
Senior Floating Rate Interests	1,941,754	Option Adjusted Spread off the prior month broker mark over the 3 Month LIBOR	Broker Quote	—	—
Senior Floating Rate Interests	1,645,742	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,498,901	Model Price	Market Comparable Yields	5.9%	—
Senior Floating Rate Interests	936,505	Model Price	Acquisition Price	—	—
Total Assets	$306,897,396

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Liabilities:
Unfunded Loan Commitments	$1,140,482	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2019, the Fund had securities with a total value of $57,067,638 transfer into Level 3 from Level 2 due to lack of observable inputs. For the year ended September 30, 2019, the Fund had liabilities with a total value of $733,171 transfer into Level 3 from Level 2 due to lack of observable inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$66,401,735	$—	$43,444,723	$75,522,776	$5,502,560
Purchases/(Receipts)	56,550,000	—	—	32,724,068	1,658,853
(Sales, maturities and paydowns)/Fundings	(1,562,959)	—	(481,944)	(32,021,927)	(12,239)
Amortization of premiums/discounts	10,916	—	(3,909)	527,936	—
Total realized gains (losses) included in earnings	—	—	31,752	(324,274)	—
Total change in unrealized appreciation (depreciation) included in earnings	1,915,957	—	1,411,795	(5,467,863)	(502,467)
Transfers into Level 3	2,961,699	10,909,455	—	33,860,724	9,335,760
Transfers out of Level 3	—	—	—	—	—
Ending Balance	$126,277,348	$10,909,455	$44,402,417	$104,821,440	$15,982,467
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$1,915,957	$—	$1,411,795	$(5,672,649)	$(502,467)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

	Assets		Liabilities
	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,448,080	$195,319,874	$(754,340)
Purchases/(Receipts)	—	90,932,921	(540,131)
(Sales, maturities and paydowns)/Fundings	—	(34,079,069)	719,986
Amortization of premiums/discounts	29,180	564,123	(5,926)
Total realized gains (losses) included in earnings	—	(292,522)	3,351
Total change in unrealized appreciation (depreciation) included in earnings	27,009	(2,615,569)	169,749
Transfers into Level 3	—	57,067,638	(733,171)
Transfers out of Level 3	—	—	—
Ending Balance	$4,504,269	$306,897,396	$(1,140,482)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$27,009	$(2,820,355)	$188,100

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	—	—

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.35% - 3.00%			2.63%
10/01/19	$103,408,000	$103,415,428	02/28/23	$50,000,000	$51,730,000

			U.S. Treasury Note
			2.50%
			05/15/24	24,267,000	25,266,800
			Ginnie Mae II Pool
			4.50%
			06/20/49	17,457,000	18,329,850
			Fannie Mae Pool
			3.50%
			09/01/49	10,000,000	10,274,000
				101,724,000	105,600,650

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Morgan Stanley ABS Capital I Inc. Trust
2.47%			3.04%
10/07/19 - 11/01/19	$97,574,943	$98,143,205	10/25/33	$56,315,000	$55,999,636
2.10%
Open Maturity*	176,975	176,975	Long Beach Mortgage Loan Trust
	97,751,918	98,320,180	3.07%
			06/25/35	27,300,000	27,349,140
			First Franklin Mortgage Loan Trust
			2.52%
			12/25/35	23,487,000	22,216,353
			Morgan Stanley ABS Capital I Inc.Trust
			2.17%
			11/25/36	27,790,000	19,261,249
			Morgan Stanley ABS Capital I Inc. Trust
			2.69%
			09/25/35	17,232,000	16,449,667
			JP Morgan Mortgage Acquisition Corp.
			2.64%
			12/25/35	16,459,000	16,134,758
			Morgan Stanley ABS Capital I Inc. Trust
			2.80%
			01/25/35	8,000,000	7,734,400
			Fannie Mae Connecticut Avenue Securities
			6.47%
			01/25/29	4,000,000	4,211,200
			Structured Asset Securities Corp Mortgage Loan Trust
			2.22%
			06/25/37	1,631,000	1,128,000
			Univision Communications Inc.
			5.13%
			02/15/25[1]	190,000	184,661
				182,404,000	170,669,064

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Societe Generale			Connecticut Avenue
2.54% - 2.74% (3 Month USD LIBOR + 0.40%)			Securities Trust 4.12%
04/07/20**	$94,515,116	$96,305,037	06/25/39	$26,385,455	$26,483,081
			Connecticut Avenue Securities Trust
			4.02%
			07/25/39	20,816,000	20,865,958
			Connecticut Avenue Securities Trust
			4.32%
			08/25/31	9,100,000	9,146,410
			STACR Trust
			4.12%
			09/25/48	9,100,000	9,120,930
			BX Trust
			6.16%
			07/15/34	8,500,000	8,521,250
			Hawaii Hotel Trust
			5.06%
			05/15/38	7,600,000	7,650,160
			Motel 6 Trust
			6.16%
			08/15/34	6,347,000	6,382,543
			Fannie Mae Connecticut Avenue Securities
			4.87%
			11/25/29	5,500,000	5,667,200
			Freddie Mac Structured Agency Credit Risk Debt Notes
			6.67%
			10/25/28	3,622,806	3,881,837
			Fannie Mae Connecticut Avenue Securities
			5.57%
			07/25/29	3,400,000	3,573,400
			J.P. Morgan Chase Commercial Mortgage Securities Trust
			4.32%
			06/15/35	3,000,000	2,997,900
			Fannie Mae Connecticut Avenue Securities
			5.02%
			10/25/29	2,870,829	2,984,227

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			BXP Trust
			5.91%
			11/15/34	$2,900,000	$2,919,140
			Credit Suisse Mortgage Capital Certificates
			4.56%
			05/15/36	2,700,000	2,708,370
			Bayview Financial Acquisition Trust
			6.73%
			05/28/37	2,000,000	2,258,800
			Freddie Mac Structured Agency Credit Risk Debt Notes
			6.27%
			11/25/23	1,716,893	1,847,549
			Natixis Commercial Mortgage Securities Trust
			5.20%
			02/15/33	1,600,000	1,590,400
			Carlyle Global Market Strategies CLO Ltd.
			9.57%
			04/22/32	1,500,000	1,474,950
			OHA Loan Funding Ltd.
			8.78%
			01/20/28	1,100,000	1,082,290
				119,758,983	121,156,395

Barclays Capital Inc.
2.27% (1 Month USD LIBOR + 0.25%)			Standard Chartered plc 3.78%
11/04/19**	$50,990,289	$51,169,820	Perpetual Maturity	24,300,000	19,568,790
(13.00)% - 1.75%
Open Maturity*	14,085,388	14,085,388	Tenet Healthcare Corp.
	65,075,677	65,255,208	4.63%
			07/15/24	8,787,000	9,030,400
			Seagate HDD Cayman
			4.75%
			01/01/25[1]	8,000,000	8,292,000
			CSC Holdings LLC
			5.50%
			05/15/26	7,670,000	8,071,908

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Charter Communications Operating LLC / Charter Communications Operating Capital
			4.20%
			03/15/28	$7,356,000	$7,736,305
			Goldman Sachs Group Inc.
			5.00%
			Perpetual Maturity	4,249,000	4,171,243
			DaVita Inc.
			5.00%
			05/01/25	3,000,000	2,988,300
			Murphy Oil USA Inc.
			4.75%
			09/15/29	2,299,000	2,350,728
			Tenet Healthcare Corp.
			8.13%
			04/01/22[1]	1,925,000	2,082,080
			Quorum Health Corp.
			11.63%
			04/15/23[1]	1,700,000	1,525,750
			Park-Ohio Industries Inc.
			6.63%
			04/15/27[1]	1,400,000	1,337,000
			Staples Inc.
			10.75%
			04/15/27[1]	700,000	719,250
			Bausch Health Cos Inc.
			5.50%
			11/01/25	500,000	523,200
			Enova International Inc.
			8.50%
			09/15/25[1]	110,000	99,968
				71,996,000	68,496,922

Deutsche Bank			Great Wolf Trust
2.62%			5.98%
11/06/19	$46,486,000	$46,797,160	09/15/34	49,000,000	49,029,400

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Hilton USA Trust
			6.16%
			11/05/35	$10,000,000	$10,053,000
			HMH Trust
			8.48%
			07/05/31	5,000,000	5,375,500
				64,000,000	64,457,900

BofA Securities, Inc.			U.S. Treasury Note
1.60% - 1.65%			1.50%
Open Maturity*	$14,134,775	$14,134,775	09/30/24	30,754,000	30,677,115
2.80%
10/01/19	30,000,000	30,002,333	Spirit AeroSystems Inc.
	44,134,775	44,137,108	4.60%
			06/15/28[1]	5,190,000	5,589,111
			Dollar Tree Inc.
			4.00%
			05/15/25[1]	3,630,000	3,846,348
			Flex Ltd.
			4.75%
			06/15/25[1]	2,210,000	2,379,949
			Univision Communications Inc.
			5.13%
			02/15/25[1]	1,355,000	1,316,925
			Acrisure LLC / Acrisure Finance Inc.
			7.00%
			11/15/25[1]	850,000	792,455
			Univision Communications Inc.
			5.13%
			05/15/23[1]	200,000	200,620
				44,189,000	44,802,523

Citigroup Global Markets Inc.			Dollar Tree Inc.
1.35% - 1.60%			4.00%
Open Maturity*	20,140,750	20,140,750	05/15/25[1]	11,450,000	12,132,420
			Spirit AeroSystems Inc.
			4.60%
			06/15/28[1]	4,920,000	5,298,348
			Harley-Davidson Inc.
			3.50%
			07/28/25[1]	1,330,000	1,369,368

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Univision Communications Inc.
			5.13%
			02/15/25[1]	$860,000	$835,834
			Staples Inc.
			10.75%
			04/15/27[1]	700,000	719,250
			Tenet Healthcare Corp.
			8.13%
			04/01/22[1]	500,000	540,800
			Univision Communications Inc.
			5.13%
			05/15/23[1]	310,000	310,961
			Acrisure LLC / Acrisure Finance Inc.
			7.00%
			11/15/25[1]	150,000	139,845
				20,220,000	21,346,826
RBC Capital Markets, LLC			Staples Inc.
1.55% - 1.65%			10.75%
Open Maturity*	$731,900	$731,900	04/15/27[1]	475,000	488,062
			Univision Communications Inc.
			5.13%
			02/15/25[1]	215,000	208,959
				690,000	697,021

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2019.

**

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Collateral is related to securities which are being sold short.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)
Common Stocks
Aspect Software Parent, Inc.*	$—	**	$—	$—	$—
BP Holdco LLC*,1	—	**	13,255	—	—
Targus Group International Equity, Inc.[1]	33,063		—	(12,237)	—
Warrants
Aspect Software Parent, Inc.*	—	**	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	162,817,511		1,810,030	(84,265,410)	(4,702,153)
Guggenheim Floating Rate Strategies Fund — Institutional Class	13,448,684		116,194	(13,283,868)	(80,136)
Guggenheim Limited Duration Fund — R6-Class	303,269,766		8,079,711	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	15,452,163		481,171	—	—
Guggenheim Strategy Fund II	100,757,116		2,998,608	—	—
Guggenheim Strategy Fund III	79,770,031		2,364,094	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class[4]	89,926,690		2,611,856	—	—
Senior Floating Rate Interests
Aspect Software, Inc. 12.67% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[3]	860,746		—	(707,116)	(325,263)
Targus Group International, Inc. due 05/24/16[1,2,3]	—	**	—	—	—
	$766,335,770		$18,474,919	$(98,268,631)	$(5,107,552)

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
MACRO OPPORTUNITIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19		Shares/Face Amount 09/30/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.*	$—	$—		—	$—	$—
BP Holdco LLC*,1	—	13,255		37,539	—	—
Targus Group International Equity, Inc.[1]	806	21,632		12,773	1,140	—
Warrants
Aspect Software Parent, Inc.*	—	—		—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	(6,494,313)	69,165,665		2,726,278	1,810,030	—
Guggenheim Floating Rate Strategies Fund — Institutional Class	(200,874)	—		—	123,402	—
Guggenheim Limited Duration Fund — R6-Class	(362,062)	310,987,415		12,611,006	8,073,890	5,822
Guggenheim Risk Managed Real Estate Fund — Institutional Class	2,834,881	18,768,215		543,849	342,517	138,655
Guggenheim Strategy Fund II	(607,289)	103,148,435		4,154,186	2,944,543	54,065
Guggenheim Strategy Fund III	(575,791)	81,558,334		3,285,993	2,361,107	2,987
Guggenheim Ultra Short Duration Fund — Institutional Class[4]	(483,818)	92,054,728		9,242,443	2,546,337	65,518
Senior Floating Rate Interests
Aspect Software, Inc. 12.67% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[3]	171,633	—		—	48,008	—
Targus Group International, Inc. due 05/24/16[1,2,3]	—	—	**	152,876	—	—
	$(5,716,827)	$675,717,679			$18,250,974	$267,047

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued and affiliated securities amounts to $34,887, (cost $162,604) or less than 0.1% of total net assets.

[2]	Security is in default of interest and/or principal obligations.
[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $5,276,683,174)	$5,202,920,643
Investments in affiliated issuers, at value (cost $684,804,056)	675,717,679
Repurchase agreements, at value (cost $472,244,136)	472,244,136
Foreign currency, at value (cost $22,733)	22,738
Cash	44,725,639
Segregated cash with broker	34,330,166
Unamortized upfront premiums paid on credit default swap agreements	44,888
Unamortized upfront premiums paid on interest rate swap agreements	363,983
Unrealized appreciation on OTC swap agreements	5,301
Unrealized appreciation on forward foreign currency exchange contracts	29,969,735
Prepaid expenses	238,038
Receivables:
Interest	21,800,978
Fund shares sold	9,741,649
Securities sold	2,429,661
Dividends	1,488,680
Foreign tax reclaims	450,294
Swap settlement	18,662
Other assets	2,682
Total assets	6,496,515,552

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $1,443,184)	1,140,482
Securities sold short, at value (proceeds $46,674,111)	50,409,084
Segregated cash due to broker	22,159,903
Unamortized upfront premiums received on credit default swap agreements	10,210,451
Unamortized upfront premiums received on interest rate swap agreements	10,227
Unrealized depreciation on OTC swap agreements	4,627,307
Unrealized depreciation on forward foreign currency exchange contracts	5,043,938
Payable for:
Securities purchased	44,561,407
Fund shares redeemed	35,415,360
Variation margin on interest rate swap agreements	7,826,326
Management fees	3,392,674
Distributions to shareholders	2,271,577
Fund accounting/administration fees	392,792
Protection fees on credit default swap agreements	378,371
Distribution and service fees	365,494
Transfer agent/maintenance fees	321,050
Variation margin on credit default swap agreements	131,092
Variation margin on futures contracts	101,312
Trustees’ fees*	18,793
Due to Investment Adviser	9,950
Miscellaneous	491,837
Total liabilities	189,279,427
Net assets	$6,307,236,125

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (concluded)
MACRO OPPORTUNITIES FUND

September 30, 2019

Net assets consist of:
Paid in capital	$6,590,567,222
Total distributable earnings (loss)	(283,331,097)
Net assets	$6,307,236,125

A-Class:
Net assets	$461,781,397
Capital shares outstanding	17,887,798
Net asset value per share	$25.82
Maximum offering price per share (Net asset value divided by 96.00%)	$26.90

C-Class:
Net assets	$321,576,122
Capital shares outstanding	12,464,634
Net asset value per share	$25.80

P-Class:
Net assets	$126,334,395
Capital shares outstanding	4,892,295
Net asset value per share	$25.82

Institutional Class:
Net assets	$5,396,867,742
Capital shares outstanding	208,783,778
Net asset value per share	$25.85

R6-Class:
Net assets	$676,469
Capital shares outstanding	26,180
Net asset value per share	$25.84

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $73,637)	$2,210,713
Dividends from securities of affiliated issuers	18,202,966
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $31,154)	267,540,333
Interest from securities of affiliated issuers	48,008
Total investment income	288,002,020

Expenses:
Management fees	61,691,345
Distribution and service fees:
A-Class	1,412,531
C-Class	3,825,725
P-Class	363,876
Transfer agent/maintenance fees:
A-Class	855,369
C-Class	369,056
P-Class	181,418
Institutional Class	4,632,240
R6-Class	728
Fund accounting/administration fees	5,621,601
Short sales interest expense	3,154,581
Interest expense	398,832
Professional fees	625,201
Line of credit fees	579,355
Custodian fees	397,738
Trustees’ fees*	188,212
Miscellaneous	1,041,567
Recoupment of previously waived fees:
A-Class	108,635
C-Class	195,122
P-Class	51,551
Institutional Class	10
R6-Class	2
Total expenses	85,694,695
Less:
Expenses reimbursed by Adviser:
A-Class	(77,395)
C-Class	(6,154)
P-Class	(3,132)
Institutional Class	(4,685,473)
R6-Class	(715)
Expenses waived by Adviser	(4,959,360)
Earnings credits applied	(329,844)
Total waived/reimbursed expenses	(10,062,073)
Net expenses	75,632,622
Net investment income	212,369,398

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2019

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(47,172,348)
Investments in affiliated issuers	(5,107,552)
Distributions received from affiliated investment companies	267,047
Investments sold short	572,830
Swap agreements	191,525
Futures contracts	(4,986,350)
Options purchased	(48,012,227)
Options written	11,621,253
Forward foreign currency exchange contracts	20,424,159
Foreign currency transactions	(513,551)
Net realized loss	(72,715,214)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(47,347,611)
Investments in affiliated issuers	(5,716,827)
Investments sold short	(4,023,595)
Swap agreements	(45,556,378)
Futures contracts	909,673
Options purchased	(11,416,682)
Options written	4,302,425
Forward foreign currency exchange contracts	11,406,050
Foreign currency translations	181,641
Net change in unrealized appreciation (depreciation)	(97,261,304)
Net realized and unrealized loss	(169,976,518)
Net increase in net assets resulting from operations	$42,392,880

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$212,369,398	$205,322,232
Net realized gain (loss) on investments	(72,715,214)	18,070,024
Net change in unrealized appreciation (depreciation) on investments	(97,261,304)	(43,739,272)
Net increase in net assets resulting from operations	42,392,880	179,652,984

Distributions to shareholders:
A-Class	(17,823,614)	(23,691,782)
C-Class	(9,175,128)	(9,668,422)
P-Class	(4,550,901)	(5,201,207)
Institutional Class	(208,895,022)	(180,095,136)
R6-Class*	(329,596)	—
Total distributions to shareholders	(240,774,261)	(218,656,547)

Capital share transactions:
Proceeds from sale of shares
A-Class	162,931,285	328,520,122
C-Class	43,872,896	91,817,691
P-Class	59,002,809	104,834,460
Institutional Class	2,492,047,740	3,054,881,732
R6-Class*	18,363,385	—
Distributions reinvested
A-Class	14,407,024	19,275,179
C-Class	7,760,314	8,238,846
P-Class	4,548,842	5,192,408
Institutional Class	179,928,991	155,391,320
R6-Class*	232,736	—
Cost of shares redeemed
A-Class	(412,939,684)	(521,979,332)
C-Class	(152,124,869)	(99,156,360)
P-Class	(93,643,368)	(137,512,748)
Institutional Class	(3,174,957,945)	(1,704,634,359)
R6-Class*	(17,819,420)	—
Net increase (decrease) from capital share transactions	(868,389,264)	1,304,868,959
Net increase (decrease) in net assets	(1,066,770,645)	1,265,865,396

Net assets:
Beginning of year	7,374,006,770	6,108,141,374
End of year	$6,307,236,125	$7,374,006,770

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	6,250,506	12,309,117
C-Class	1,683,895	3,442,802
P-Class	2,262,017	3,930,414
Institutional Class	95,481,259	114,423,497
R6-Class*	706,773	—
Shares issued from reinvestment of distributions
A-Class	553,524	723,618
C-Class	298,382	309,569
P-Class	174,797	194,873
Institutional Class	6,909,300	5,827,797
R6-Class*	8,974	—
Shares redeemed
A-Class	(15,850,225)	(19,582,955)
C-Class	(5,852,054)	(3,724,094)
P-Class	(3,594,667)	(5,158,216)
Institutional Class	(121,923,636)	(63,860,836)
R6-Class*	(689,567)	—
Net increase (decrease) in shares	(33,580,722)	48,835,586

*	Since commencement of operations: March 13, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.53	$26.67	$26.01	$26.07	$26.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.72	.95	1.16	.98
Net gain (loss) on investments (realized and unrealized)	(.62)	(.08)	.68	.21	(.55)
Total from investment operations	.10	.64	1.63	1.37	.43
Less distributions from:
Net investment income	(.79)	(.78)	(.97)	(1.43)	(1.17)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.81)	(.78)	(.97)	(1.43)	(1.17)
Net asset value, end of period	$25.82	$26.53	$26.67	$26.01	$26.07

Total Return[b]	0.41%	2.42%	6.33%	5.57%	1.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$461,781	$714,630	$893,104	$727,602	$844,523
Ratios to average net assets:
Net investment income (loss)	2.76%	2.72%	3.58%	4.59%	3.67%
Total expenses[c]	1.47%	1.43%	1.42%	1.65%	1.52%
Net expenses[d,e,h]	1.39%	1.33%	1.27%	1.46%	1.38%
Portfolio turnover rate	46%	66%	61%	61%	40%

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.52	$26.65	$25.99	$26.05	$26.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.53	.75	.98	.78
Net gain (loss) on investments (realized and unrealized)	(.62)	(.08)	.68	.20	(.55)
Total from investment operations	(.10)	.45	1.43	1.18	.23
Less distributions from:
Net investment income	(.60)	(.58)	(.77)	(1.24)	(.97)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.62)	(.58)	(.77)	(1.24)	(.97)
Net asset value, end of period	$25.80	$26.52	$26.65	$25.99	$26.05

Total Return[b]	(0.37%)	1.69%	5.55%	4.79%	0.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$321,576	$433,121	$434,634	$337,075	$374,633
Ratios to average net assets:
Net investment income (loss)	2.00%	1.98%	2.83%	3.87%	2.90%
Total expenses[c]	2.20%	2.18%	2.14%	2.36%	2.24%
Net expenses[d,e,h]	2.13%	2.09%	2.03%	2.20%	2.13%
Portfolio turnover rate	46%	66%	61%	61%	40%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$26.54	$26.68	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.73	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	(.62)	(.09)	.71	.21	(.62)
Total from investment operations	.09	.64	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.79)	(.78)	(.97)	(1.46)	(.46)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.81)	(.78)	(.97)	(1.46)	(.46)
Net asset value, end of period	$25.82	$26.54	$26.68	$26.02	$26.07

Total Return	0.37%	2.42%	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,334	$160,578	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	2.73%	2.73%	3.48%	4.73%	3.36%
Total expenses[c]	1.46%	1.46%	1.44%	1.49%	1.43%
Net expenses[d,e,h]	1.39%	1.33%	1.26%	1.33%	1.30%
Portfolio turnover rate	46%	66%	61%	61%	40%

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.57	$26.71	$26.04	$26.10	$26.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.84	1.02	1.26	1.06
Net gain (loss) on investments (realized and unrealized)	(.61)	(.09)	.71	.21	(.54)
Total from investment operations	.20	.75	1.73	1.47	.52
Less distributions from:
Net investment income	(.90)	(.89)	(1.06)	(1.53)	(1.26)
Net realized gains	(.02)	—	—	—	—
Total distributions	(.92)	(.89)	(1.06)	(1.53)	(1.26)
Net asset value, end of period	$25.85	$26.57	$26.71	$26.04	$26.10

Total Return	0.77%	2.83%	6.73%	5.97%	1.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,396,868	$6,065,678	$4,591,424	$2,204,079	$2,396,622
Ratios to average net assets:
Net investment income (loss)	3.12%	3.15%	3.86%	4.96%	3.97%
Total expenses[c]	1.13%	1.08%	1.06%	1.29%	1.20%
Net expenses[d,e,h]	0.98%	0.93%	0.91%	1.08%	1.05%
Portfolio turnover rate	46%	66%	61%	61%	40%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

R6-Class	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.36
Net gain (loss) on investments (realized and unrealized)	(.03)
Total from investment operations	.33
Less distributions from:
Net investment income	(.47)
Total distributions	(.47)
Net asset value, end of period	$25.84

Total Return	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$676
Ratios to average net assets:
Net investment income (loss)	2.79%
Total expenses[c]	1.11%
Net expenses[d,e,h]	1.03%
Portfolio turnover rate	46%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expense to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.02%	0.04%	0.02%
C-Class	0.05%	0.11%	0.04%
P-Class	0.04%	0.04%	0.02%
Institutional Class	0.00%*	—	—
R6-Class	0.00%*	N/A	N/A

*	Less than 0.1%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.33%	1.31%	1.25%	1.28%	1.30%
C-Class	2.07%	2.06%	2.00%	2.02%	2.05%
P-Class	1.33%	1.31%	1.24%	1.15%	1.21%
Institutional Class	0.92%	0.90%	0.88%	0.90%	0.97%
R6-Class	0.92%	N/A	N/A	N/A	N/A

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At September 30, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2019	% of Net Assets of the Fund at September 30, 2019
01/08/15	$75,111,208	1.19%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Consolidated Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of

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investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

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(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Consolidated Statement of Operations.

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

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Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$419,101,084	$5,415,911,275

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$25,673,241	$2,569,077,941

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income	$—	$86,568,181

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount

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of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of custom basket swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage	$14,341,456	$39,376,424

There were no custom basket swaps outstanding at September 30, 2019.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long		Short
Income	$—	*	$—

*

Total return swap agreements were outstanding for 40 days during the year ended September 30, 2019. The daily average outstanding notional amount of total return swap agreements during the period was $23,682,567.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$33,679,250	$986,636,833

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$1,325,726,667

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$68,283,261	$1,242,916,365

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Investments in unaffiliated issuers, at value	Variation margin on futures contracts
	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$909,673	$115,761	$5,301	$10,352,163	$29,969,735	$41,352,633

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$—	$30,518,761	$16,371,844	$—	$5,043,938	$51,934,543

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally cleared derivatives as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit/Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate Contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk
$(4,986,350)	$7,943,344	$4,387,388	$(12,139,207)	$(11,097,127)

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Options Written Interest Rate Risk	Options Purchased Equity Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$5,564,206	$(36,915,100)	$6,057,047	$20,424,159	$(20,761,640)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk
$909,673	$8,762,933	$(37,997,301)	$(16,322,010)	$(20,146,895)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Options Written Interest Rate Risk	Options Purchased Equity Risk	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total
$7,143,945	$8,730,213	$(2,841,520)	$11,406,050	$(40,354,912)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Credit default swap agreements	$5,301	$—	$5,301	$(5,301)	$—	$—
Forward foreign currency exchange contracts	29,969,735	—	29,969,735	(4,797,430)	(20,939,903)	4,232,402
Options purchased	10,352,163	—	10,352,163	(4,761,309)	(1,220,000)	4,370,854

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$4,510,258	$—	$4,510,258	$(4,510,258)	$—	$—
Forward foreign currency exchange contracts	5,043,938	—	5,043,938	(5,043,938)	—	—
Total return swap agreements	117,049	—	117,049	(9,844)	—	107,205

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$9,812,887	$—
BofA Securities, Inc.	Futures contracts	1,296,800	—
BofA Securities, Inc.	Interest rate swap agreements	23,220,479	—
Citibank N.A., New York	Forward foreign currency exchange contracts	—	9,639,903
Goldman Sachs & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	4,570,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	6,730,000
Morgan Stanley & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	1,220,000
		34,330,166	22,159,903

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net asets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the Fund waived $164,890 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/21
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/21
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/21
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/21
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	Total
A-Class	$698,565	$369,679	$254,243	$1,322,487
C-Class	178,863	169,716	126,349	474,928
P-Class	108,779	123,284	49,360	281,423
Institutional Class	2,955,151	5,293,700	6,566,140	14,814,991
R6-Class	—	—	4,516	4,516

For the year ended September 30, 2019, GI recouped $355,320 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the Fund waived $2,566,640 related to investments in affiliated funds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$240,774,261	$—	$—	$240,774,261

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$218,656,547	$—	$—	$218,656,547

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$5,083,944	$—	$(172,642,204)	$(103,183,746)	$(12,589,091)	$(283,331,097)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(41,309,635)	$(61,874,111)	$(103,183,746)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, the “mark-to-market” of certain derivatives, investments in swaps, paydown reclasses, investments in bonds, losses deferred due to wash sales, foreign currency gains and losses, dividend payable, amortization, recharacterization of income from investments, the “mark-to-market”, recharacterization, or disposition of Passive Foreign Investment Companies, and transactions with the Fund’s wholly owned foreign subsidiary. Additional differences may result from the investments in partnerships, distribution reclasses,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and the “mark-to-market” of certain foreign currency denominated securities. To the extent these differences are permanent and would require a reclassifcation between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(216,000)	$216,000

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$6,515,706,090	$60,222,124	$(233,229,085)	$(173,006,961)

Note 7 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,754,301,041	$3,082,891,961

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$402,645,092	$213,620,809

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$2,125,625	$32,444,132	$(755,701)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Acosta, Inc.	12/26/19		1,045,957	$717,788
Aspect Software, Inc.	07/15/23		144,301	1,849
Bullhorn, Inc.	11/21/22		222,254	17,495
Epicor Software	06/01/20		2,000,000	32,435
Fortis Solutions Group LLC	12/15/23		503,680	43,453
Galls LLC	01/31/24		102,808	9,676
Galls LLC	01/31/25		1,300,936	11,161
Lytx, Inc.	08/31/22		363,158	26,501
Mavis Tire Express Services Corp.	03/20/25		662,777	15,383
Ministry Brands LLC	12/02/22		184,896	—
MRI Software LLC	06/30/23		125,340	4,043
National Technical Systems	06/12/21		250,000	8,843
SLR Consulting Ltd.	05/23/25	GBP	153,748	4,189
Solera LLC	03/03/21		6,183,000	247,666
Trader Interactive	06/15/23		461,538	—
				$1,140,482

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,3]	01/18/12	$1,691,717	$34,739
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	13,653,599	12,744,000
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	1,487,896	1,095,000
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	1,606,213	1,131,171
Highland Park CDO I Ltd.
2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[1]	04/14/15	1,213,255	1,489,660
Mirabela Nickel Ltd.
9.50% due 06/24/19[3]	12/31/13	1,710,483	94,271
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,390,103	1,319,433
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,859,482	7,109,558
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	1,476,735	1,319,821
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	2,018,173	2,035,604
		$33,107,656	$28,373,257

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the consolidated schedule of investments, as of September 30, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
1.61%	1.60%	75.33%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively

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OTHER INFORMATION (Unaudited)(continued)

as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s

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resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its

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performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

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In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has

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continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon,Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	FR-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
FLOATING RATE STRATEGIES FUND	10
NOTES TO FINANCIAL STATEMENTS	48
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	83
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	90

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.10%	2.25%	$ 1,000.00	$ 1,022.50	$ 5.58
C-Class	1.85%	1.87%	1,000.00	1,018.70	9.36
P-Class	1.10%	2.25%	1,000.00	1,022.50	5.58
Institutional Class	0.86%	2.37%	1,000.00	1,023.70	4.36
R6-Class	0.84%	2.38%	1,000.00	1,023.80	4.26

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.10%	5.00%	$ 1,000.00	$ 1,019.55	$ 5.57
C-Class	1.85%	5.00%	1,000.00	1,015.79	9.35
P-Class	1.10%	5.00%	1,000.00	1,019.55	5.57
Institutional Class	0.86%	5.00%	1,000.00	1,020.76	4.36
R6-Class	0.84%	5.00%	1,000.00	1,020.86	4.26

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim Floating Rate Strategies Fund returned 2.01%1 net of fees, compared with the 3.11% return of its benchmark, the Credit Suisse Leveraged Loan Index (“Index”).

The bank loan market saw bouts of volatility in the fourth quarter of 2018 and the first quarter of 2019, followed by a more normalized environment in the second quarter of 2019 and the third quarter of 2019. Despite outflows from mutual funds and ETFs in nearly every week of the past year, as retail investors reallocated capital on a shift in the U.S. Federal Reserve (“Fed”) rate hike expectations, loans continued to see some technical tailwinds which helped stabilize prices. At a high level, we have seen investors continue to move up in quality, driven in part by collateralized loan obligation (“CLO”) demand for higher-rated assets. Over the 12-month period ended September 30, 2019, BB-rated credits outperformed, returning 4.20% versus 3.11% for the Index.

The Fund’s returns were positive across every sector with the exception of energy. However, the Fund lagged its benchmark on a net basis. The Fund benefitted from being underweight to CCC-rated assets, which underperformed the broader index, returning -3.96% for the period. We continue to believe it is not the appropriate time in the cycle to move down in credit quality in search of incremental yield. Additionally, the Fund benefitted from strong credit selection in BB-rated names, as well as in the consumer non-cyclical and electric utilities sectors. The Fund also benefitted from its allocation to investment grade corporates, high yield bonds, and asset-backed securities (“ABS”), which all outperformed the Index. The Fund’s returns were negatively impacted by credit selection in the energy and technology sectors, driven mainly by stress on the energy space and certain idiosyncratic credit issues as well as cash drag.

In the fourth quarter of 2018, the leveraged loan market experienced a sharp technical sell-off. This sell-off came as the result of record outflows from retail loan funds, sparked by both geopolitical uncertainty and a dramatic shift in Fed rate hike expectations. Leading up to the fourth quarter, retail investors moved money into leveraged loan mutual funds and ETFs on the expectation that the Fed would continue to raise interest rates as the economy continued to grow. Since rising rates flow through to the floating rate coupons of leveraged loans, increasing returns to lenders, such an environment increases the attractiveness of the asset class. In the second half of 2018, the economy began to slow and the trade war continued to escalate, leading the Fed to change its tone from hawkish to dovish, signaling that rate cuts were now on the horizon. This change,

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2019

combined with a flurry of negative press about the leveraged loan market, led to a succession of record weeks of outflows. Mutual funds sold primarily the larger, more liquid capital structures in order to raise cash quickly, thereby driving down loan prices in the secondary market, resulting in a -3.08% return for the Index in the fourth quarter of 2018.

In the first quarter of 2019, the market experienced a technical rebound from the sell-off in the fourth quarter of 2018. While the outflows from retail funds continued, the pace of those outflows slowed dramatically. Additionally, managers collected their year-end interest and amortization payments and CLO issuance began to pick up again, meaning lenders were looking to put cash to work. These factors, among others, led to a sharp snap back in just the first few weeks of the year, particularly in the larger, more liquid, better-rated capital structures which bore the brunt of the sell-off in the fourth quarter of 2018. This rebound resulted in one of the strongest quarters for the loan market on record, and the strongest since the first quarter of 2010, at 3.78%.

The the second quarter of 2019 and the third quarter of 2019 were more benign by comparison, returning 1.58% and 0.92%, respectively. While the markets were moved by some geopolitical concerns, primarily around the continuing escalation of the trade war and an inversion of the yield curve, true credit issues were more idiosyncratic with the exception of the oil and gas and retail sectors, which continue to struggle with distressed ratios (loans trading below 80) of 16.5% and 19.3% respectively, according to Standard and Poor’s (“S&P”).

Broadly speaking, looking back over the past year the leveraged loan market has seen some support from continued (albeit slowing) growth, stable fundamentals, and a modestly positive technical environment despite the outflows from retail funds. We continue to see EBITDA growth across many of the names in our portfolio, and across the broader market, although that growth has slowed over the past year, at least partially due to the roll-off of the one-time tax benefits and stimulus put into place by the Trump administration. Additionally, the technical environment has been supported not only by strong new issue CLO volume, but also by continued demand from foreign institutional investors and relatively limited new issue volumes in 2019, though the market did see a pickup in issuance in the third quarter of 2019. Retail funds have seen consistent outflows, totaling $24 billion in 2019. However, these outflows were more than offset by U.S. new issue CLO volume which totaled 90 billion, only 11% behind 2018’s record pace. For the first nine months of 2019, U.S. institutional loan volume was $237 billion, down 34% from the same period in 2018, according to S&P. This supply/demand imbalance has helped to provide some support to secondary market trading levels throughout the year.

That said, investors appear to be growing more critical of riskier loans, and seem less willing to move down in credit quality in search of incremental yield at this point in the credit cycle. Over the period, lower-rated credits underperformed significantly. Split B, CCC/split CCC, and distressed issues (rated below CCC) in the Index returned -0.68%, -2.59% and -6.49% respectively. This compares to split BBBs and BBs which returned 4.62% and 4.20% respectively, and the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

Index itself, which returned 3.11%. This bifurcation is likely due to a combination of regular-way loan investors being more selective in their underwriting, as well as the fact the CLO buyers have limited capacity under their documentation to invest in low-rated credits.

Despite the technical support for leveraged loans from the supply/demand imbalance, the market has softened from a year ago. The default rate in the market remains below the historical average at ~1.3%; however, distressed levels have creeped up over the last few months. Secondary and new issue spreads remain wider than where they were a year ago, particularly in lower-rated credit, as broader geopolitical fears, weaker macroeconomic data, and a temporarily inverted yield curve stoked fears that a recession may be on the horizon. Over the last year, secondary prices have fallen by 2.34 points to 96.18, while spreads have widened 9 basis points, leading to a widening of the discount margin to 3-year by 97 basis points over the last year. That widening is even more dramatic as you move down in credit quality, with split Bs and CCCs widening by 385 basis points and 389 basis points respectively. In the primary market, while higher-rated deals were typically easily syndicated, many lower-quality deals were forced to increase pricing or make other lender concessions to get them across the finish line, and single-B new issue yields remain above 2017 and 2018 levels. These dynamics seem to indicate that investors are favoring higher quality names at this point in the cycle.

As we move towards 2020, we continue to forecast that a recession may begin as early as the middle of next year. While the Fed is attempting to stave off the next recession using rate cuts, historical evidence shows that their skill in achieving this goal is mixed. Numerous headwinds combined with limited policy space globally mean it is a close call as to whether the Fed has cut rates early enough to help extend the expansion. Given that credit spreads are still relatively tight on a historical basis, we continue to believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credits and sectors in the coming downturn. We continue to invest in less cyclical businesses with attractive cash flow profiles, that we believe are best-suited to survive the next downturn whenever it occurs.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
American Tire Distributors, Inc., 9.62%	1.0%
Optiv, Inc., 5.29%	1.0%
Planview, Inc., 7.29%	1.0%
Sprint Communications, Inc., 4.56%	1.0%
Flex Acquisition Company, Inc., 5.32%	0.9%
CD&R Firefly Bidco Ltd., 5.02%	0.9%
CSC Holdings, LLC, 4.28%	0.9%
Lineage Logistics LLC, 5.04%	0.9%
Amwins Group LLC, 4.80%	0.9%
USIC Holding, Inc., 5.29%	0.9%
Top Ten Total	9.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	2.01%	3.33%	4.71%
A-Class Shares with sales charge‡	(1.04%)	2.33%	4.06%
C-Class Shares	1.26%	2.57%	3.93%
C-Class Shares with CDSC§	0.28%	2.57%	3.93%
Institutional Class Shares	2.21%	3.57%	4.96%
Credit Suisse Leveraged Loan Index	3.11%	4.11%	4.98%

	1 Year	Since Inception (05/01/15)
P-Class Shares	2.01%	3.17%
Credit Suisse Leveraged Loan Index	3.11%	4.06%

Since Inception (03/13/19)††
R6-Class Shares	2.20%
Credit Suisse Leveraged Loan Index	4.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
††	Return since commencement of operations is not annualized.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.3%
AA	0.5%
A	0.4%
BBB	5.9%
BB	28.7%
B	52.7%
CCC	1.8%
CC	0.7%
NR2	4.1%
Other Instruments	4.9%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.2%

Consumer, Non-cyclical - 0.1%
Chef Holdings, Inc.*,1	14,334	$1,803,791
Targus Group International, Inc[1,2]	12,773	21,632
Total Consumer, Non-cyclical		1,825,423

Industrial - 0.1%
API Heat Transfer Parent LLC*	2,902,566	863,513
BP Holdco LLC*,1,2	244,278	86,255
Vector Phoenix Holdings, LP*,1	244,278	20,441
Total Industrial		970,209

Total Common Stocks
(Cost $3,337,771)		2,795,632

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	618	451,374
Total Preferred Stocks
(Cost $493,920)		451,374

MONEY MARKET FUND† - 4.7%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.86%[3]	75,718,373	75,718,373
Total Money Market Fund
(Cost $75,718,373)		75,718,373

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,8 - 86.9%
Consumer, Cyclical - 19.8%
American Tire Distributors, Inc.
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		19,128,054	16,756,176
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		2,017,146	1,990,681
AI Aqua Zip Bidco Pty Ltd.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23		18,988,398	18,093,268
Zephyr Bidco Ltd.
8.21% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	8,542,917	10,373,354
5.21% (1 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 07/23/25	GBP	5,265,000	6,250,152
CD&R Firefly Bidco Ltd.
5.02% (3 Month GBP LIBOR + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP	12,450,000	15,111,154
Navistar Inc.
5.53% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24		14,937,500	14,848,771
Equinox Holdings, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24		13,964,377	13,958,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Mavis Tire Express Services Corp.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25		14,000,854	$13,675,894
Petco Animal Supplies, Inc.
5.51% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23		17,705,313	13,361,137
Cartrawler
4.50% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 04/29/21	EUR	13,810,629	12,949,347
EG Finco Ltd.
6.10% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25		6,451,788	6,369,528
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR	5,422,271	5,783,953
Peer Holding III BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	EUR	9,900,000	10,817,358
At Home Holding III Corp.
5.76% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22		11,968,750	10,771,875
Argo Merchants
5.85% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24		10,567,101	10,593,518
AMC Entertainment, Inc.
5.23% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/22/26		10,324,125	10,358,504
Party City Holdings, Inc.
4.55% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 08/19/22		9,064,468	8,977,631
Life Time Fitness, Inc.
4.87% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22		8,679,648	8,673,746
Packers Sanitation Services, Inc.
5.57% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/04/24		8,563,132	8,498,909
IBC Capital Ltd.
5.90% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23		8,520,250	8,456,348
Leslie’s Poolmart, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23		8,535,401	8,108,631
Power Solutions (Panther)
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		8,125,000	8,038,712
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
6.35% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/01/26		6,733,125	6,751,641

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Wyndham Hotels & Resorts, Inc.
3.79% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25		6,435,000	$6,462,735
Columbus Finance, Inc.
4.75% (6 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 07/05/24	EUR	5,500,000	6,041,485
Truck Hero, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24		6,446,885	6,019,779
Sapphire Bidco BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/05/25	EUR	5,900,000	5,995,203
IRB Holding Corp.
5.55% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25		5,741,709	5,712,196
Amaya Holdings BV
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/10/25	EUR	5,100,000	5,620,176
Nellson Nutraceutical
6.36% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21†††		5,663,974	5,267,496
Burlington Stores, Inc.
4.03% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/17/24		5,000,000	5,011,250
Midas Intermediate Holdco II LLC
4.85% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21		5,171,741	4,980,386
Prime Security Services Borrower LLC (ADT)
5.21% (1 Week USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26		4,800,000	4,746,768
Crown Finance US, Inc.
4.29% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/28/25		4,472,499	4,440,655
Belk, Inc.
6.80% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22		4,030,628	2,922,205
International Car Wash Group Ltd.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 10/03/24		2,890,359	2,822,927
Geo Group, Inc.
4.05% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 03/22/24		2,486,250	2,216,915
Alexander Mann
5.71% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP	1,540,000	1,821,054
SHO Holding I Corp.
7.26% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22		573,514	539,103
Total Consumer, Cyclical			320,189,133

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Industrial - 17.5%
Flex Acquisition Company, Inc.
5.32% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/29/23	15,714,395	$15,113,319
Lineage Logistics LLC
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25	14,962,025	14,962,025
USIC Holding, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	15,028,463	14,903,276
TransDigm Group, Inc.
4.54% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/30/25	14,813,211	14,740,775
Altra Industrial Motion Corp.
4.04% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	14,686,567	14,649,851
Berry Global, Inc.
4.55% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/01/26	14,526,135	14,589,759
VC GB Holdings, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	14,606,800	14,387,698
Engineered Machinery Holdings, Inc.
5.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24	13,459,458	13,184,616
Charter Nex US, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/16/24	10,968,263	10,851,781
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 05/16/24	2,294,250	2,290,900
Advanced Disposal Services, Inc.
4.20% (1 Week USD LIBOR + 2.25%, Rate Floor: 3.00%) due 11/10/23	12,885,272	12,919,160
BWAY Holding Co.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	13,189,442	12,900,066
CPG International LLC
5.93% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	12,527,011	12,464,376
American Bath Group LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23	11,681,440	11,564,626
Hillman Group, Inc.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	11,929,198	11,558,319
STS Operating, Inc. (SunSource)
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	11,651,757	11,375,028

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Quikrete Holdings, Inc.
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/15/23		9,980,769	$9,938,351
Titan Acquisition Ltd. (Husky)
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25		10,047,000	9,631,456
Hayward Industries, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24		9,610,694	9,267,112
Hanjin International Corp.
4.55% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20		7,250,000	7,250,000
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/29/24†††	EUR	3,992,645	4,222,488
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/20/24†††	EUR	1,346,330	1,423,833
Consolidated Container Co. LLC
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/22/24		5,515,797	5,481,323
CHI Overhead Doors, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22		4,974,164	4,971,080
Pelican Products, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25		4,710,375	4,510,184
II-VI Incorporated
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/24/26		3,950,000	3,950,000
Minerva Bidco Ltd.
5.52% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/28/25	GBP	3,100,000	3,811,866
Reece Ltd.
4.11% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/02/25†††		3,443,799	3,452,408
Corialis Group Ltd.
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/29/24	EUR	3,075,000	3,346,996
KUEHG Corp. (KinderCare)
5.85% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25		2,851,194	2,845,264
API Heat Transfer
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24†††		2,700,186	2,214,153
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23†††		481,742	433,568
Filtration Group Corp.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25		2,535,001	2,539,970

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
YAK MAT (YAK ACCESS LLC)
12.06% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26		2,550,000	$2,197,259
Total Industrial			283,942,886

Consumer, Non-cyclical - 12.2%
Diamond (BC) BV
5.26% (3 Month USD LIBOR + 3.00% Rate Floor: 3.00%) due 09/06/24		10,758,375	10,233,904
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR	8,940,750	9,435,162
Sterigenics-Norion Holdings
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/15/22		15,046,688	14,858,605
Dole Food Company, Inc.
4.80% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24		14,901,316	14,693,741
Endo Luxembourg Finance Co.
6.38% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24		15,636,914	14,205,198
Examworks Group, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23		12,966,668	13,004,530
Springs Window Fashions
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25		11,652,500	11,448,581
10.55% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26		1,350,000	1,272,375
US Foods, Inc.
4.04% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 06/27/23		12,287,156	12,326,843
Immucor, Inc.
7.10% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21		11,900,442	11,874,380
IQVIA Holdings, Inc.
3.85% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25		10,972,292	10,979,205
CPI Holdco LLC
5.54% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/21/24		10,668,879	10,655,543
Sigma Holding BV (Flora Food)
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	9,000,000	9,809,431
Aspen Dental
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/30/25		9,214,402	9,115,348
PAREXEL International Corp.
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24		9,372,847	8,885,834

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Cidron New Bidco Ltd.
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 04/16/25	EUR	8,125,000	$8,877,882
Syneos Health, Inc.
4.04% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/01/24		6,066,659	6,084,373
Recess Holdings, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24		5,680,582	5,581,172
Global Healthcare Exchange LLC
5.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/28/24		3,519,000	3,475,013
CTI Foods Holding Co. LLC
9.26% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††		1,899,665	1,909,163
11.26% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24†††		526,354	494,773
Arctic Glacier Group Holdings, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24		2,272,564	2,207,228
BCPE Eagle Buyer LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24		2,112,186	2,073,913
Valeant Pharmaceuticals International, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25		1,990,042	1,997,306
Avantor, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 11/21/24		1,768,172	1,780,885
MPH Acquisition Holdings LLC
4.85% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/07/23		925,000	879,712
Total Consumer, Non-cyclical			198,160,100

Communications - 12.1%
Sprint Communications, Inc.
4.56% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24		15,565,120	15,443,556
CSC Holdings, LLC
4.28% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25		15,000,000	14,975,850
SFR Group S.A.
5.72% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26		15,000,000	14,878,200
McGraw-Hill Global Education Holdings LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22		15,717,043	14,748,559

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Radiate HoldCo LLC
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/01/24		12,953,606	$12,894,667
Internet Brands, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24		12,966,921	12,863,575
Market Track LLC
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24†††		13,538,375	12,184,538
Cengage Learning Acquisitions, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23		12,301,791	11,614,982
Ziggo Secured Finance BV
4.53% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/25		11,275,000	11,246,361
Charter Communications Operating, LLC
4.05% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/30/25		10,365,375	10,422,385
Houghton Mifflin Co.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21		10,687,870	10,358,363
GTT Communications BV
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/31/25	EUR	10,936,438	10,068,153
Virgin Media Bristol LLC
4.53% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/26		10,000,000	10,000,000
WMG Acquisition Corp.
4.17% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23		8,637,894	8,642,213
Imagine Print Solutions LLC
6.80% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22		10,481,250	6,959,550
Authentic Brands
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24		5,624,933	5,602,658
GTT Communications, Inc.
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25		6,221,250	4,989,131
Level 3 Financing, Inc.
4.29% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/22/24		4,950,000	4,957,227
SFR Group SA
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25		1,684,048	1,640,364
Liberty Cablevision of Puerto Rico LLC
5.53% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 01/07/22		1,075,000	1,070,969
Total Communications			195,561,301

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Technology - 11.8%
Optiv, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	20,622,551	$15,913,804
Planview, Inc.
7.29% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	15,600,000	15,600,000
Solera LLC
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	14,885,111	14,805,327
Peak 10 Holding Corp.
5.60% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	17,052,000	14,686,035
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	14,959,831	14,541,255
WEX, Inc.
4.29% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/26	11,612,632	11,666,515
LANDesk Group, Inc.
6.30% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	11,226,400	11,177,341
Cologix Holdings, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24	10,650,403	10,341,541
Seattle Spinco, Inc.
4.54% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	9,047,729	8,919,522
Cvent, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	8,533,862	8,416,521
Greenway Health LLC
5.85% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	8,716,247	7,641,272
EIG Investors Corp.
5.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	7,564,541	7,396,986
Micron Technology, Inc.
4.05% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	7,186,145	7,197,356
Park Place Technologies LLC
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25	6,750,356	6,705,332
10.04% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26	408,434	402,307
TIBCO Software, Inc.
6.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/26	6,700,000	6,702,814
MA Financeco LLC
4.29% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/19/21	5,848,734	5,836,568

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Emerald TopCo, Inc. (Press Ganey)
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26		4,400,000	$4,385,348
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24		4,513,169	4,259,303
Lumentum Holdings, Inc.
4.54% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/10/25		4,044,782	4,054,894
Brave Parent Holdings, Inc.
6.26% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25		3,217,419	3,080,678
Sabre GLBL, Inc.
4.04% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24		2,327,700	2,335,893
Precise Midco BV (Exact Software)
4.25% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 05/13/26	EUR	2,000,000	2,204,623
EXC Holdings III Corp.
5.60% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24		1,989,563	1,988,329
Miami Escrow Borrower LLC
4.54% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24		1,339,760	1,320,776
Targus Group International, Inc.
due 05/24/16†††,1,2,10		152,876	—
Total Technology			191,580,340

Financial - 7.5%
Amwins Group LLC
4.80% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 01/25/24		14,962,750	14,958,111
Alliant Holdings Intermediate LLC
5.05% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/09/25		14,962,121	14,697,591
National Financial Partners Corp.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24		14,961,000	14,689,906
LPL Holdings, Inc.
4.30% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/23/24		12,000,000	12,052,560
Virtu Financial, Inc.
6.04% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/01/26		11,485,483	11,499,840
HUB International Ltd.
5.27% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/25/25		9,924,623	9,801,955
Delos Finance S.A.R.L (International Lease Finance)
3.85% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23		9,375,000	9,400,125

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
USI, Inc.
5.10% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24		8,155,082	$8,014,081
Aretec Group, Inc.
6.29% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25		7,791,125	7,508,697
HarbourVest Partners LP
4.28% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25		7,175,249	7,187,232
Camelia Bidco Banc Civica
5.51% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP	5,600,000	6,756,840
Jefferies Finance LLC
5.88% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/03/26		4,688,250	4,680,936
Total Financial			121,247,874

Basic Materials - 4.4%
Alpha 3 BV
5.10% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24		14,847,497	14,624,784
GrafTech Finance, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25		14,940,806	14,504,982
Messer Industries USA, Inc.
4.60% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/01/26		12,313,125	12,280,865
PQ Corp.
4.76% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/10/25		11,527,477	11,537,045
LTI Holdings, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25		9,058,500	8,555,753
Arch Coal, Inc.
4.79% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24		6,698,571	6,609,279
HB Fuller Co.
4.04% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24		3,789,280	3,771,205
Total Basic Materials			71,883,913

Energy - 1.6%
Ultra Petroleum, Inc.
6.05% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) (in-kind rate was 0.25%) due 04/12/24[4]		16,661,502	10,954,937
Penn Virginia Holding Corp.
9.05% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††		10,890,000	10,617,750
Permian Production Partners LLC
8.05% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24†††		8,360,000	4,180,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Summit Midstream Partners, LP
8.04% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22		499,819	$488,074
Total Energy			26,240,761
Total Senior Floating Rate Interests
(Cost $1,476,811,942)			1,408,806,308

CORPORATE BONDS†† - 3.6%
Energy - 1.2%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21		5,500,000	5,681,037
5.63% due 04/15/23		4,200,000	4,563,603
CNX Resources Corp.
5.88% due 04/15/22		4,398,000	4,222,080
Unit Corp.
6.63% due 05/15/21		3,579,000	2,711,093
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[5]		1,268,000	1,191,920
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[5]		1,554,000	1,144,132
Total Energy			19,513,865

Consumer, Non-cyclical - 0.6%
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		4,275,000	4,253,625
ServiceMaster Co. LLC
5.13% due 11/15/24[5]		4,000,000	4,150,000
HCA, Inc.
4.50% due 02/15/27		1,500,000	1,608,274
Total Consumer, Non-cyclical			10,011,899

Communications - 0.4%
Ziggo BV
5.50% due 01/15/27[5]		5,000,000	5,211,000
MDC Partners, Inc.
6.50% due 05/01/24[5]		1,700,000	1,549,125
Total Communications			6,760,125

Financial - 0.3%
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	5,053,125
Lincoln Financing SARL
3.88% due 04/01/24	EUR	350,000	384,078
Total Financial			5,437,203

Industrial - 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.63% due 05/15/23[5]		2,100,000	2,149,875
4.25% due 09/15/22[5]		1,500,000	1,519,470
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]		750,000	716,250
Total Industrial			4,385,595

Consumer, Cyclical - 0.2%
Anixter, Inc.
5.50% due 03/01/23		3,000,000	3,240,000
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]		630,000	641,812
Total Consumer, Cyclical			3,881,812

Utilities - 0.2%
AES Corp.
6.00% due 05/15/26		2,000,000	2,122,500
5.50% due 04/15/25		1,059,000	1,100,036
Total Utilities			3,222,536

Basic Materials - 0.2%
Novelis Corp.
6.25% due 08/15/24[5]		2,530,000	2,643,850
Mirabela Nickel Ltd.
9.50% due 06/24/19[6,10]		1,279,819	63,991
Total Basic Materials			2,707,841

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Technology - 0.2%
NCR Corp.
5.88% due 12/15/21	1,450,000	$1,460,875
6.38% due 12/15/23	800,000	822,000
Total Technology		2,282,875
Total Corporate Bonds
(Cost $59,358,963)		58,203,751

ASSET-BACKED SECURITIES†† - 1.6%
Collateralized Loan Obligations - 1.5%
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,7]	6,000,000	5,072,522
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.83% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[5,8]	5,000,000	4,976,583
Jamestown CLO V Ltd.
2014-5A, 7.40% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[5,8]	4,000,000	3,530,326
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[7,8]	4,300,020	3,154,141
Halcyon Loan Advisors Funding Ltd.
2012-1A, 5.16% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[5,8]	2,600,000	2,607,329
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,7,8]	3,000,000	2,483,722
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[5,7,8]	2,071,948	1,147,555
ACIS CLO Ltd.
2015-6A, 5.62% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[5,8]	1,000,000	1,000,889
Newstar Commercial Loan Funding LLC
2017-1A, 5.66% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[5,8]	1,000,000	1,000,253
Total Collateralized Loan Obligations		24,973,320

Collateralized Debt Obligations - 0.1%
N-Star REL CDO VIII Ltd.
2006-8A, 2.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[5,8]	702,832	695,143

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19†††,6,8,10	896,492	14,848
Total Asset-Backed Securities
(Cost $27,813,433)		25,683,311

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.3%
Residential Mortgage Backed Securities - 1.3%
RALI Series Trust
2006-QO6, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[8]	12,596,132	4,941,025
2006-QO2, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[8]	501,523	186,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 3.26% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[8]	3,760,849	$3,431,272
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.29% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[8]	2,781,690	2,530,785
American Home Mortgage Assets Trust
2006-4, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[8]	3,561,600	2,480,166
Lehman XS Trust Series
2006-16N, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[8]	2,119,384	2,013,197
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[5,8]	1,863,311	1,721,869
Nomura Resecuritization Trust
2015-4R, 5.17% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[5,8]	1,546,404	1,511,687
Alliance Bancorp Trust
2007-OA1, 2.26% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[8]	603,381	553,276
Morgan Stanley Re-REMIC Trust
2010-R5, 3.37% due 06/26/36[5]	591,030	548,634
GSAA Home Equity Trust
2007-7, 2.29% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[8]	465,645	454,072
New Century Home Equity Loan Trust
2004-4, 2.81% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.53%) due 02/25/35[8]	247,976	242,566
Total Residential Mortgage Backed Securities		20,614,599
Total Collateralized Mortgage Obligations
(Cost $19,963,042)		20,614,599

COMMERCIAL PAPER†† - 0.6%
Ryder System, Inc.
2.27% due 10/01/19[9]	10,000,000	10,000,000
Total Commercial Paper
(Cost $10,000,000)		10,000,000

Total Investments - 98.9%
(Cost $1,673,497,444)		$1,602,273,348
Other Assets & Liabilities, net - 1.1%		18,495,047
Total Net Assets - 100.0%		$1,620,768,395

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation
Bank of America, N.A.	112,415,000	EUR	10/15/19	$124,667,223	$122,695,414	$1,971,809
Bank of America, N.A.	36,304,000	GBP	10/15/19	44,941,158	44,667,007	274,151
						$2,245,960

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized (Depreciation)
Goldman Sachs International	4,530,000	EUR	10/15/19	$4,986,923	$4,944,271	$(42,652)
Citibank N.A., New York	7,900,000	EUR	10/15/19	8,748,196	8,622,459	(125,737)
						$(168,389)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $17,532,119, (cost $17,528,725) or 1.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
[4]	Payment-in-kind security.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $51,467,571 (cost $52,158,733), or 3.2% of total net assets.

[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $78,839 (cost $1,883,995), or less than 0.1% of total net assets — See Note 9.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[9]	Rate indicated is the effective yield at the time of purchase.
[10]	Security is in default of interest and/or principal obligations
CMT — Constant Maturity Treasury
EURIBOR — European Interbank Offered Rate
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$2,795,632	$2,795,632
Preferred Stocks	—	451,374	—	451,374
Money Market Fund	75,718,373	—	—	75,718,373
Senior Floating Rate Interests	—	1,332,418,440	76,387,868	1,408,806,308
Corporate Bonds	—	58,203,751	—	58,203,751
Asset-Backed Securities	—	25,668,463	14,848	25,683,311
Collateralized Mortgage Obligations	—	20,614,599	—	20,614,599
Commercial Paper	—	10,000,000	—	10,000,000
Forward Foreign Currency Exchange Contracts**	—	2,245,960	—	2,245,960
Total Assets	$75,718,373	$1,449,602,587	$79,198,348	$1,604,519,308

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$168,389	$—	$168,389
Unfunded Loan Commitments (Note 8)	—	—	43,173	43,173
Total Liabilities	$—	$168,389	$43,173	$211,562

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$14,848	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Common Stocks	1,932,119	Enterprise Value	Valuation Multiple	1.9x-11.9x	8.6x
Common Stocks	863,513	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	60,787,868	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	15,600,000	Model Price	Liquidation Value	—	—
Total Assets	$79,198,348

Liabilities:
Unfunded Loan Commitments	$43,173	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2019, the Fund had securities with a total value of $52,049,161 transfer into Level 3 from Level 2 due to lack of observable inputs. For the year ended September 30, 2019, the Fund had liabilities with a total value of $31,140 transfer into Level 3 from Level 2 due to lack of observable inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

	Assets				Liabilities
	Common Stocks	Senior Floating Rate Interests	Asset-Backed Securities	Total Assets	Unfunded Loan Commitments
Beginning Balance	$33,063	$15,760,000	$—	$15,793,063	$(4,960)
Purchases/(Receipts)	3,332,746	13,600,690	—	16,933,436	(14,086)
(Sales, maturities and paydowns)/Fundings	(12,237)	(630,125)	—	(642,362)	5,467
Amortization of discount/premiums	—	133,885	—	133,885	—
Total realized gains or losses included in earnings	—	—	—	—	38
Total change in unrealized appreciation (depreciation) included in earnings	(557,940)	(4,510,895)	—	(5,068,835)	1,508
Transfers into Level 3	—	52,034,313	14,848	52,049,161	(31,140)
Ending Balance	$2,795,632	$76,387,868	$14,848	$79,198,348	$(43,173)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$(557,940)	$(4,468,552)	$—	$(5,026,492)	$2,052

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
FLOATING RATE STRATEGIES FUND

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)
Common Stocks
Aspect Software, Inc.*	$—	**	$—	$—	$—
BP Holdco LLC *,1	—		86,255	—	—
Targus Group International, Inc.,1	33,063		—	(12,237)	—
Mutual Funds
Guggenheim Strategy Fund II	7,554,385		61,982	(7,573,814)	309
Guggenheim Strategy Fund III	7,587,154		64,096	(7,593,287)	(66,939)
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	8,665,910		70,076	(8,689,421)	846
Senior Floating Rate Interests
Aspect Software, Inc. 7.21% (3 Month USD LIBOR + 5.00%), Rate Floor: 6.00%) due 01/15/24[3]	5,601,165		—	(4,601,443)	(2,116,596)
Targus Group International, Inc. due 05/24/16[1,3,4]	—	**	—	—	—
Warrants
Aspect Software Parent, Inc.*	—	**	—	—	—
	$29,441,677		$282,409	$(28,470,202)	$(2,182,380)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
FLOATING RATE STRATEGIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19		Shares/ Face Amount 09/30/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software, Inc.*	$—	$—		—	$—	$—
BP Holdco LLC *,1		86,255		244,278	—	—
Targus Group International, Inc.[1]	806	21,632		12,773	1,140	—
Mutual Funds
Guggenheim Strategy Fund II	(42,862)	—		—	57,929	4,053
Guggenheim Strategy Fund III	8,976	—		—	63,812	284
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	(47,411)	—		—	63,763	6,314
Senior Floating Rate Interests
Aspect Software, Inc. 7.21% (3 Month USD LIBOR + 5.00%), Rate Floor: 6.00%) due 01/15/24[3]	1,116,874	—		—	312,404	—
Targus Group International, Inc. due 05/24/16[1,3,4]	—	—	**	152,876	—	—
Warrants
Aspect Software Parent, Inc.*	—	—		—	—	—
	$1,036,383	$107,887			$499,048	$10,651

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued and affiliated securities amounts to $107,887, (cost $235,584) or less than 0.1% of total net assets.

[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security is in default of interest and/or principal obligations.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $1,673,261,860)	$1,602,165,461
Investments in affiliated issuers, at value (cost $235,584)	107,887
Foreign currency, at value (cost $9,755,094)	9,754,748
Cash	4,003,440
Unrealized appreciation on forward foreign currency exchange contracts	2,245,960
Prepaid expenses	111,089
Receivables:
Securities sold	13,886,686
Interest	4,704,601
Fund shares sold	1,900,629
Foreign tax reclaims	71,101
Total assets	1,638,951,602

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $20,793)	43,173
Segregated cash due to broker	1,650,000
Unrealized depreciation on forward foreign currency exchange contracts	168,389
Payable for:
Fund shares redeemed	9,904,841
Securities purchased	3,506,821
Distributions to shareholders	1,056,338
Management fees	636,757
Transfer agent/maintenance fees	507,835
Distribution and service fees	175,248
Fund accounting/administration fees	105,241
Trustees’ fees*	21,309
Due to Investment Adviser	6
Miscellaneous	407,249
Total liabilities	18,183,207
Net assets	$1,620,768,395
Net assets consist of:
Paid in capital	$1,743,009,749
Total distributable earnings (loss)	(122,241,354)
Net assets	$1,620,768,395

A-Class:
Net assets	$235,752,187
Capital shares outstanding	9,345,336
Net asset value per share	$25.23
Maximum offering price per share (Net asset value divided by 97.00%)	$26.01

C-Class:
Net assets	$112,480,639
Capital shares outstanding	4,460,322
Net asset value per share	$25.22

P-Class:
Net assets	$135,035,920
Capital shares outstanding	5,350,792
Net asset value per share	$25.24

Institutional Class:
Net assets	$1,065,819,586
Capital shares outstanding	42,211,674
Net asset value per share	$25.25

R6-Class:
Net assets	$71,680,063
Capital shares outstanding	2,838,961
Net asset value per share	$25.25

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$186,644
Interest from securities of unaffiliated issuers	130,323,186
Interest from securities of affiliated issuers	312,404
Total investment income	130,822,234

Expenses:
Management fees	15,012,189
Distribution and service fees:
A-Class	780,054
C-Class	1,414,106
P-Class	710,056
Transfer agent/maintenance fees:
A-Class	480,201
C-Class	156,395
P-Class	427,848
Institutional Class	1,564,134
R6-Class	127
Fund accounting/administration fees	1,847,672
Line of credit fees	824,113
Interest expense	275,000
Custodian fees	162,952
Trustees’ fees*	93,953
Miscellaneous	753,560
Recoupment of previously waived fees:
R6-Class	6
Total expenses	24,502,366
Less:
Expenses reimbursed by Adviser:
A-Class	(468,428)
C-Class	(160,509)
P-Class	(414,187)
Institutional Class	(1,335,250)
R6-Class	(37)
Expenses waived by Adviser	(74,316)
Earnings credits applied	(116,410)
Total waived/reimbursed expenses	(2,569,137)
Net expenses	21,933,229
Net investment income	108,889,005
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(57,447,856)
Investments in affiliated issuers	(2,182,380)
Distributions received from affiliated investment companies	10,651
Forward foreign currency exchange contracts	18,132,159
Foreign currency transactions	(222,053)
Net realized loss	(41,709,479)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(42,304,674)
Investments in affiliated issuers	1,036,383
Forward foreign currency exchange contracts	1,989,998
Foreign currency translations	(75,301)
Net change in unrealized appreciation (depreciation)	(39,353,594)
Net realized and unrealized loss	(81,063,073)
Net increase in net assets resulting from operations	$27,825,932

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$108,889,005	$143,792,027
Net realized gain (loss) on investments	(41,709,479)	20,095,310
Net change in unrealized appreciation (depreciation) on investments	(39,353,594)	(31,396,838)
Net increase in net assets resulting from operations	27,825,932	132,490,499

Distributions to shareholders:
A-Class	(14,640,261)	(19,328,895)
C-Class	(5,587,635)	(6,226,360)
P-Class	(13,322,706)	(14,036,610)
Institutional Class	(75,137,743)	(105,692,526)
R6-Class*	(2,302,137)	—
Total distributions to shareholders	(110,990,482)	(145,284,391)

Capital share transactions:
Proceeds from sale of shares
A-Class	60,624,023	174,750,198
C-Class	14,215,093	25,524,875
P-Class	97,670,860	196,163,250
Institutional Class	594,221,256	993,737,991
R6-Class*	87,641,260	—
Distributions reinvested
A-Class	12,049,838	15,899,450
C-Class	4,283,336	4,861,463
P-Class	13,315,826	13,987,188
Institutional Class	60,508,720	85,084,696
R6-Class*	2,301,889	—
Cost of shares redeemed
A-Class	(257,341,946)	(292,303,519)
C-Class	(74,471,779)	(60,834,101)
P-Class	(351,356,453)	(184,687,809)
Institutional Class	(1,759,648,479)	(1,431,785,517)
R6-Class*	(17,825,386)	—
Net decrease from capital share transactions	(1,513,811,942)	(459,601,835)
Net decrease in net assets	(1,596,976,492)	(472,395,727)

Net assets:
Beginning of year	3,217,744,887	3,690,140,614
End of year	$1,620,768,395	$3,217,744,887

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	2,381,654	6,734,757
C-Class	559,608	983,543
P-Class	3,847,865	7,564,336
Institutional Class	23,392,664	38,250,771
R6-Class*	3,453,140	—
Shares issued from reinvestment of distributions
A-Class	475,414	613,005
C-Class	169,122	187,516
P-Class	525,337	539,448
Institutional Class	2,385,506	3,277,180
R6-Class*	90,637	—
Shares redeemed
A-Class	(10,159,897)	(11,264,301)
C-Class	(2,940,946)	(2,344,621)
P-Class	(13,879,455)	(7,112,156)
Institutional Class	(69,438,343)	(55,157,087)
R6-Class*	(704,816)	—
Net decrease in shares	(59,842,510)	(17,727,609)

*	Since commencement of operations: March 13, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.92	$26.01	$25.92	$25.88	$26.52
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	1.04	.93	.99	1.04
Net gain (loss) on investments (realized and unrealized)	(.67)	(.07)	.10	.12	(.42)
Total from investment operations	.50	.97	1.03	1.11	.62
Less distributions from:
Net investment income	(1.19)	(1.06)	(.94)	(1.07)	(1.18)
Net realized gains	—	—	—	—	(.08)
Total distributions	(1.19)	(1.06)	(.94)	(1.07)	(1.26)
Net asset value, end of period	$25.23	$25.92	$26.01	$25.92	$25.88

Total Return[b]	2.01%	3.80%	4.03%	4.47%	2.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$235,752	$431,562	$534,911	$452,611	$400,270
Ratios to average net assets:
Net investment income (loss)	4.60%	4.02%	3.58%	3.88%	3.97%
Total expenses[c]	1.23%	1.15%	1.13%	1.20%	1.19%
Net expenses[d,e,f]	1.07%	1.03%	1.04%	1.03%	1.03%
Portfolio turnover rate	10%	33%	44%	35%	44%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.91	$26.00	$25.91	$25.87	$26.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	.85	.74	.80	.85
Net gain (loss) on investments (realized and unrealized)	(.67)	(.07)	.10	.12	(.43)
Total from investment operations	.31	.78	.84	.92	.42
Less distributions from:
Net investment income	(1.00)	(.87)	(.75)	(.88)	(.98)
Net realized gains	—	—	—	—	(.08)
Total distributions	(1.00)	(.87)	(.75)	(.88)	(1.06)
Net asset value, end of period	$25.22	$25.91	$26.00	$25.91	$25.87

Total Return[b]	1.26%	3.03%	3.26%	3.68%	1.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,481	$172,906	$204,008	$197,296	$145,808
Ratios to average net assets:
Net investment income (loss)	3.86%	3.29%	2.83%	3.13%	3.23%
Total expenses[c]	1.93%	1.87%	1.83%	1.93%	1.91%
Net expenses[d,e,f]	1.82%	1.78%	1.79%	1.78%	1.78%
Portfolio turnover rate	10%	33%	44%	35%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$25.93	$26.02	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	1.05	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	(.67)	(.08)	.09	.12	(.46)
Total from investment operations	.50	.97	1.03	1.11	(.06)
Less distributions from:
Net investment income	(1.19)	(1.06)	(.94)	(1.07)	(.42)
Total distributions	(1.19)	(1.06)	(.94)	(1.07)	(.42)
Net asset value, end of period	$25.24	$25.93	$26.02	$25.93	$25.89

Total Return	2.01%	3.80%	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,036	$385,306	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	4.59%	4.05%	3.59%	3.86%	3.68%
Total expenses[c]	1.22%	1.15%	1.16%	1.06%	1.04%
Net expenses[d,e,f]	1.07%	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	10%	33%	44%	35%	44%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.95	$26.03	$25.94	$25.90	$26.54
Income (loss) from investment operations:
Net investment income (loss)[a]	1.23	1.11	1.00	1.05	1.10
Net gain (loss) on investments (realized and unrealized)	(.68)	(.07)	.10	.12	(.42)
Total from investment operations	.55	1.04	1.10	1.17	.68
Less distributions from:
Net investment income	(1.25)	(1.12)	(1.01)	(1.13)	(1.24)
Net realized gains	—	—	—	—	(.08)
Total distributions	(1.25)	(1.12)	(1.01)	(1.13)	(1.32)
Net asset value, end of period	$25.25	$25.95	$26.03	$25.94	$25.90

Total Return	2.21%	4.08%	4.28%	4.71%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,065,820	$2,227,970	$2,590,393	$1,643,932	$1,231,352
Ratios to average net assets:
Net investment income (loss)	4.83%	4.28%	3.83%	4.11%	4.18%
Total expenses[c]	0.92%	0.84%	0.82%	0.87%	0.85%
Net expenses[d,e,f]	0.83%	0.79%	0.79%	0.79%	0.79%
Portfolio turnover rate	10%	33%	44%	35%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended Sept. 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.69
Net gain (loss) on investments (realized and unrealized)	(.14)
Total from investment operations	.55
Less distributions from:
Net investment income	(.68)
Total distributions	(.68)
Net asset value, end of period	$25.25

Total Return	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,680
Ratios to average net assets:
Net investment income (loss)	4.89%
Total expenses[c]	0.85%
Net expenses[d,e,f]	0.84%
Portfolio turnover rate	10%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	—
C-Class	—	0.01%	—
P-Class	—	—	—
Institutional Class	—	—	0.01%
R6-Class	0.00%*	N/A	N/A

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.02%	1.01%
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%
R6-Class[h]	0.78%	N/A	N/A	N/A	N/A

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Senior Floating Rate Interests

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$6,705,725	$243,250,323

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:

	Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	Foreign exchange risk	$2,245,960
Liability Derivative Investments Value	Foreign exchange risk	$168,389

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$18,132,159

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$1,989,998

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$2,245,960	$—	$2,245,960	$—	$(1,650,000)	$595,960

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$168,389	$—	$168,389	$—	$—	$168,389

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Bank of America, N.A.	Forward currency contracts	$—	$1,650,000

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/21
C-Class	1.77%	11/30/12	02/01/21
P-Class	1.02%	05/01/15	02/01/21
Institutional Class	0.78%	11/30/12	02/01/21
R6-Class	0.78%*	03/13/19	02/01/21

*	Since the commencement of operations: March 13, 2019.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	Fund Total
A-Class	$506,871	$572,780	$478,648	$1,558,299
C-Class	104,116	176,311	165,085	445,512
P-Class	320,727	442,125	423,256	1,186,108
Institutional Class	819,172	1,285,384	1,382,501	3,487,057
R6-Class	—	—	2,278	2,278

For the year ended September 30, 2019, GI recouped $6 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the Fund waived $952 related to investments in affiliated funds.

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$110,990,482	$—	$—	$110,990,482

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$145,284,391	$—	$—	$145,284,391

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$(72,482,576)	$(43,707,449)	$(6,051,329)	$(122,241,354)

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss
Short-Term	Long-Term	Carryforward
$—	$(38,999,356)	$(38,999,356)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, distribution reclasses, foreign currency gains and losses, distribution payable, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of investments in bonds, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences.

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,674,702,965	$—	$(72,429,617)	$(72,429,617)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2019, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2019:

Ordinary	Capital
$(4,708,093)	$—

Note 7 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$223,820,628	$1,698,292,149

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$18,732,162	$—	$—

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$939,012	$12,033
Mavis Tire Express Services Corp.	03/20/25	1,341,657	31,140
			$43,173

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,2]	12/27/11	$723,184	$14,848
Mirabella Nickel Ltd.
9.50% due 06/24/19[2]	12/31/13	1,160,811	63,991
		$1,883,995	$78,839

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security is in default of interest and/or principal obligations.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2019, the Fund entered into reverse repurchase agreements as follows

Number of Days Outstanding	Balance at September 30, 2019		Average Balance Outstanding	Average Interest Rate
45	$—	*	$60,585,169	3.27%

*	As of September 30, 2019, the Fund did not have any open reverse repurchase agreements.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of September 30, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.03%	0.03%	96.73%	100%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively

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as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s

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resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its

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performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

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In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has

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continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	TRB-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	74
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	100
OTHER INFORMATION	102
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	116
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	123

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019 and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.81%	3.76%	$ 1,000.00	$ 1,037.60	$ 4.14
C-Class	1.55%	3.40%	1,000.00	1,034.00	7.90
P-Class	0.80%	3.80%	1,000.00	1,038.00	4.09
Institutional Class	0.51%	3.94%	1,000.00	1,039.40	2.61
R6-Class	0.51%	3.90%	1,000.00	1,039.00	2.61

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.81%	5.00%	$ 1,000.00	$ 1,021.01	$ 4.10
C-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.51%	5.00%	1,000.00	1,022.51	2.59
R6-Class	0.51%	5.00%	1,000.00	1,022.51	2.59

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.79%, 1.54%, 0.79%, 0.50% and 0.50% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Total Return Bond Fund returned 5.70%1, compared with the 10.30% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a relative-value sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53%, -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.

In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.

Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2019

proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity. For the one-year period, the Fund reduced spread duration to 2.7 years from 3.8 years.

The Fund’s overweight to Agency Commercial Mortgage-Backed Securities (“Agency CMBS”) contributed positively to total return. Agency CMBS offered a relative yield pick-up to Agency Residential Mortgage-Backed Securities (“Agency RMBS”) while featuring stronger prepayment protection, dampening the negative convexity profile inherent in mortgage-backed securities. Moreover, the Fund’s overweight holdings in Agency debt benefitted performance as interest rate-sensitive securities rallied over the period.

The Fund’s allocation to structured credit, specifically collateralized loan obligations (“CLOs”) and commercial asset-backed securities (“ABS”), contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-Agency RMBS generated positive absolute return primarily from income generation. Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.

The Fund held a high allocation to short-term investments to prioritize capital preservation, preserve optionality, and maintain sufficient liquidity in light of heightened uncertainty. Within short-term investments, the Fund employed foreign sovereign asset swaps which allowed the Fund to earn additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return. Carry refers to the income received from portfolio investments over a defined period.

The Fund’s overall underweight duration position relative to its benchmark was the largest detractor to performance. Heading into the fourth quarter of 2018, the Fund remained underweight duration relative to the benchmark as we were concerned the Fed may continue to increase interest rates to combat an overheating labor market and higher inflation expectations. The volatility in the fourth quarter along with the Fed’s interest rate cuts ultimately moved rates lower, which caused the Fund’s performance to lag that of the benchmark.

We added about three quarters of a year of duration to the portfolio since the beginning of August 2019, in line with our longer-term view that yields will move lower as the business cycle ages. Given the potential for the Fed to extend the cycle and rates to rise in the near-term, though, we have remained underweight overall duration.

The Fund has remained underweight Investment Grade corporate bonds. In recent years, corporate leverage ratios have continued to move higher suggesting that any economic slowdown could expose the weaknesses inherent in corporate balance sheets. The Fund maintained short-risk positions in Investment Grade credit default swaps to further reduce Investment Grade corporate credit risk which detracted from performance.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	54.0%
AA	5.0%
A	17.6%
BBB	8.7%
BB	2.4%
B	1.8%
CCC	1.3%
CC	0.7%
C	0.2%
NR2	3.4%
Other Instruments	4.9%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.50% due 02/15/22	4.6%
U.S. Treasury Notes, 2.50% due 01/31/24	3.7%
U.S. Treasury Notes, 2.38%	3.3%
U.S. Treasury Bonds, 2.88%	2.5%
U.S. Treasury Notes, 2.50% due 02/28/26	2.4%
U.S. Treasury Bonds, 2.25%	1.8%
Government of Japan, 0.10%	1.7%
Kingdom of Spain, 0.75%	1.7%
State of Israel, 1.00%	1.1%
Government of Japan	1.1%
Top Ten Total	23.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	5.70%	3.93%	5.25%
A-Class Shares with sales charge†	1.48%	2.92%	4.59%
C-Class Shares	4.95%	3.17%	4.48%
C-Class Shares with CDSC§	3.95%	3.17%	4.48%
Institutional Class Shares	6.03%	4.28%	5.60%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.08%
		1 Year	Since Inception (05/01/15)
P-Class Shares		5.70%	3.85%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.20%
		1 Year	Since Inception (10/19/16)
R6-Class Shares		5.99%	3.90%
Bloomberg Barclays U.S. Aggregate Bond Index		10.30%	3.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2019
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Industrial - 0.0%
API Heat Transfer Parent LLC*,†††	42,528	$12,652
BP Holdco LLC*,†††,1,2	532	188
Vector Phoenix Holdings, LP*,†††,1	532	45
Total Industrial		12,885

Total Common Stocks
(Cost $21,071)		12,885

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	9	6,614
Total Preferred Stocks
(Cost $7,237)		6,614

MUTUAL FUNDS† - 0.9%
Guggenheim Floating Rate Strategies Fund — R6-Class[2]	1,879,263	47,451,399
Guggenheim Ultra Short Duration Fund — Institutional Class[2,14]	2,616,539	26,060,726
Guggenheim Strategy Fund II2	1,048,701	26,039,254
Guggenheim Strategy Fund III[2]	1,048,126	26,014,479
Total Mutual Funds
(Cost $127,283,933)		125,565,858

MONEY MARKET FUND† - 0.5%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.86%[3]	63,759,824	63,759,824
Total Money Market Fund
(Cost $63,759,824)		63,759,824

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 30.1%
Government Agency - 16.2%
Fannie Mae
3.59% due 02/01/29	110,497,332	$122,873,717
3.37% due 06/01/39	50,450,000	55,582,693
2.89% due 10/01/29	38,458,000	40,738,068
3.26% due 05/01/34	37,000,000	40,163,987
3.01% due 09/01/29	36,899,000	39,215,275
3.61% due 04/01/34	31,110,000	34,822,101
3.19% due 02/01/29	29,250,000	31,640,291
3.71% due 04/01/34	26,913,000	30,319,908
3.56% due 04/01/30	26,256,938	29,127,835
3.33% due 05/01/34	25,400,000	28,109,415
3.40% due 02/01/33	25,000,000	27,434,010
3.60% due 03/01/31	24,586,000	27,333,083
3.12% due 10/01/32	24,800,000	25,940,333
3.23% due 01/01/33	23,568,326	25,593,063
3.43% due 09/01/34	22,550,000	25,010,786
3.48% due 04/01/29	21,529,000	23,818,752
3.68% due 04/01/34	20,000,000	22,502,438
2.90% due 11/01/29	21,378,000	22,477,384
3.37% due 05/01/31	19,375,000	21,334,284
3.83% due 05/01/49	19,000,000	21,283,588
2.87% due 09/01/29	20,000,000	21,161,978
2.81% due 09/01/39	20,780,000	20,826,958
3.56% due 03/01/31	18,550,000	20,747,930
3.49% due 04/01/30	18,530,222	20,479,100
2.96% due 11/01/29	18,620,000	19,670,246
3.17% due 02/01/28	18,350,000	19,573,247
3.66% due 03/01/31	16,821,000	18,850,529
2.70% due 10/01/39†††	18,700,000	18,466,455
4.17% due 02/01/49	15,500,000	17,851,215
3.62% due 04/01/34	14,435,000	16,218,316
2.24% due 11/01/22	16,010,047	16,154,623
1.95% due 11/01/20	15,550,000	15,507,290
3.75% due 03/01/34	13,500,000	15,342,078
3.19% due 02/01/30	13,694,445	14,742,717
4.08% due 04/01/49	12,879,000	14,490,093
3.42% due 09/01/47	13,076,995	14,021,638
3.07% due 01/01/28	13,100,000	13,689,507
3.66% due 03/01/34	12,041,241	13,409,478
2.82% due 10/01/29	12,100,000	12,737,660
3.59% due 04/01/33	11,280,000	12,219,157

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.55% due 12/01/29†††	11,868,000	$11,922,091
3.03% due 12/01/27	10,900,000	11,362,617
3.41% due 02/01/33	10,250,000	11,286,781
4.21% due 10/01/48	9,750,000	11,260,529
3.08% due 10/01/32	10,250,000	10,976,751
3.51% due 04/01/34	9,820,000	10,913,889
3.42% due 04/01/30	9,800,000	10,784,081
3.31% due 01/01/33	9,700,000	10,608,888
3.05% due 10/01/29	9,100,000	9,722,765
3.06% due 12/01/27	9,000,000	9,391,562
3.60% due 03/01/30	8,341,000	9,309,575
3.04% due 01/01/28	8,900,000	9,287,195
3.08% due 01/01/30	8,500,000	9,152,952
2.94% due 10/01/32	8,453,677	8,977,426
3.43% due 03/01/33	8,100,000	8,651,211
3.57% due 06/01/34	7,510,000	8,442,848
3.48% due 04/01/30	7,000,000	7,687,487
3.29% due 03/01/33	6,700,000	7,258,315
3.14% due 01/01/28	6,900,000	7,236,156
2.99% due 09/01/29	6,800,000	7,202,473
3.34% due 05/01/34	6,500,000	7,178,415
3.63% due 04/01/34	6,338,000	7,128,061
2.52% due 11/01/34†††	7,118,000	7,082,794
4.04% due 08/01/48	6,100,000	6,839,733
2.51% due 11/01/34†††	6,559,000	6,542,402
3.44% due 05/01/34	5,850,000	6,469,365
3.60% due 04/01/33	5,600,000	6,273,104
2.47% due 10/01/34	6,184,850	6,127,302
3.13% due 02/01/28	5,900,000	6,048,593
3.21% due 01/01/33	5,500,000	5,977,239
4.07% due 05/01/49	4,879,706	5,548,902
3.39% due 02/01/30	4,800,000	5,271,471
3.10% due 01/01/33	4,800,000	5,138,585
3.22% due 01/01/30	4,650,000	5,035,818
3.50% due 02/01/48	4,505,503	4,838,667
3.16% due 01/01/30	4,500,000	4,835,375
3.11% due 01/01/28	4,600,000	4,742,117
3.39% due 02/01/33	4,300,000	4,713,241
3.33% due 04/01/30	4,230,561	4,579,870
3.76% due 03/01/37	4,000,000	4,535,153
4.00% due 12/01/38	4,315,066	4,520,197
4.50% due 04/01/48	4,120,873	4,368,626
4.27% due 12/01/33	3,709,501	4,219,914
3.65% due 03/01/33	3,600,000	3,965,241
3.50% due 12/01/47	3,791,316	3,949,820
4.24% due 08/01/48	3,400,000	3,902,541
3.69% due 03/01/29	3,500,000	3,885,541
3.11% due 11/01/27	3,500,000	3,685,972
3.77% due 03/01/31	3,200,000	3,628,999
3.92% due 04/01/39	3,198,000	3,531,726
3.18% due 01/01/30	3,000,000	3,234,629
2.60% due 10/01/34†††	3,200,000	3,225,055
3.50% due 12/01/46	2,998,864	3,115,665
3.36% due 05/01/34	2,736,553	3,007,825
2.84% due 01/01/35	2,915,000	3,006,535
3.94% due 06/01/35	2,600,000	2,952,162
2.96% due 10/01/49†††	2,962,500	2,943,182
3.12% due 02/01/28	2,600,000	2,789,631
3.53% due 04/01/33	2,500,000	2,788,928
2.66% due 01/01/35†††	2,750,000	2,775,159
4.00% due 01/01/46	2,581,465	2,722,854
2.33% due 10/01/31†††	2,684,000	2,659,761
2.62% due 10/01/29	2,635,000	2,651,903
3.26% due 11/01/46	2,519,637	2,624,770
2.86% due 01/01/33	2,524,000	2,603,478
3.58% due 12/01/27	2,269,700	2,483,438
3.55% due 04/01/33	2,150,000	2,401,236
2.69% due 11/01/34	2,350,000	2,364,504
3.51% due 11/01/37	2,150,000	2,348,015
4.00% due 08/01/47	2,058,016	2,178,199
3.50% due 12/01/45	2,075,686	2,168,287
3.16% due 11/01/30	1,997,870	2,087,733
3.46% due 08/01/49	1,747,914	1,899,763
3.00% due 07/01/46	1,771,604	1,814,568
3.14% due 12/01/32	1,600,000	1,726,608
2.57% due 10/01/29	1,700,000	1,703,989
3.27% due 01/01/30	1,350,000	1,467,167
3.27% due 08/01/34	1,325,573	1,441,614
2.97% due 11/01/25	1,369,225	1,434,443
3.74% due 02/01/48	1,296,497	1,409,363
3.02% due 11/01/27	1,300,000	1,352,951
4.05% due 09/01/48	1,194,446	1,339,489
3.96% due 06/01/49	996,525	1,111,901

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.50% due 02/01/45	993,356	$1,072,746
3.13% due 01/01/30	1,000,000	1,070,554
3.60% due 10/01/47	970,108	1,053,189
3.63% due 01/01/37	730,193	803,426
5.00% due 05/01/44	717,022	781,006
3.91% due 07/01/49	698,499	777,722
2.75% due 11/01/31	649,787	678,013
4.50% due 05/01/47	622,611	667,592
5.00% due 12/01/44	569,021	622,826
3.50% due 08/01/43	568,704	596,763
4.87% due 04/01/49†††	546,968	574,631
4.33% due 09/01/48	345,199	391,758
4.22% due 04/01/49	315,000	356,599
Freddie Mac Multifamily Structured Pass Through Certificates
2017-KIR3, 3.28% due 08/25/27	91,932,800	99,424,606
2019-K087, 3.77% due 12/25/28	80,750,000	90,815,011
2017-KGX1, 3.00% due 10/25/27	81,400,000	86,467,826
2017-KW03, 3.02% due 06/25/27	65,900,000	69,604,694
2018-K074, 3.60% due 02/25/28	34,823,000	38,322,273
2017-K066, 3.20% due 06/25/27	19,507,000	20,911,434
2017-K061, 3.44% (WAC) due 11/25/26[4]	15,000,000	16,279,374
2016-K060, 3.30% (WAC) due 10/25/26[4]	13,000,000	13,972,469
2018-K073, 3.45% (WAC) due 01/25/28[4]	11,600,000	12,676,784
2018-K078, 3.92% due 06/25/28	10,150,000	11,412,114
2017-K069, 3.25% (WAC) due 09/25/27[4]	10,000,000	10,752,953
2016-K057, 2.62% due 08/25/26	10,000,000	10,297,538
2018-K154, 3.46% due 11/25/32	8,500,000	9,410,697
2016-K152, 3.08% due 01/25/31	7,090,000	7,474,263
2017-K070, 3.36% due 12/25/27	6,000,000	6,505,601
2015-K151, 3.51% due 04/25/30	2,105,000	2,296,175
2015-K043, 0.67% (WAC) due 12/25/24[4,5]	43,985,362	1,094,971
2014-K715, 2.86% due 01/25/21	441,646	444,213
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-3, 3.00% due 07/25/56	65,758,033	67,182,477
2017-4, 3.00% due 06/25/57[6]	57,381,429	58,542,485
2018-1, 2.75% due 05/25/57[6]	39,642,209	40,424,508
2017-4, 3.50% due 06/25/57	29,334,381	30,792,975
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	52,100,000	55,195,292
2018-M3, 3.19% (WAC) due 02/25/30[4]	7,800,000	8,304,661
Freddie Mac
3.55% due 10/01/33	4,645,449	5,112,198
4.00% due 01/15/46	4,673,889	4,902,535
3.50% due 01/01/44	2,393,391	2,508,840
4.00% due 02/01/46	2,367,407	2,497,492
4.50% due 06/01/48	2,047,563	2,169,495
3.26% due 09/01/45	1,928,380	2,024,724
4.00% due 11/01/45	1,820,437	1,921,632
3.00% due 08/01/46	1,801,931	1,846,646
3.40% due 04/01/31	1,000,000	1,090,804

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[5,7]	772,380,678	$2,707,503
Total Government Agency		2,258,150,495

Residential Mortgage Backed Securities - 10.7%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[7]	74,650,000	74,808,161
2019-T2, 2.52% due 08/15/53[7]	30,500,000	30,424,357
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	74,618,374	72,752,369
2005-OPT3, 2.49% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	19,495,000	19,275,623
2007-1, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/37[4]	1,843,380	1,839,087
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	96,480,432	91,178,234
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	43,858,906	43,750,513
2006-BC4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	6,197,288	6,011,016
2006-BC3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	5,793,389	5,378,476
2006-BC6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[4]	699,627	689,654
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,7]	49,368,633	49,917,528
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,7]	3,434,762	3,450,144
Alternative Loan Trust
2007-OA4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[4]	27,789,939	26,713,518
2007-OH3, 2.31% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	10,284,869	10,291,043
2005-38, 2.37% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 09/25/35[4]	7,869,077	7,777,007

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-OA7, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[4]	4,504,497	$4,290,620
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	50,375,128	48,956,856
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,7]	45,609,525	47,336,452
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,7]	43,127,660	43,185,020
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[4,7]	29,258,492	29,607,355
2018-R2, 3.69% (WAC) due 08/25/57[4,7]	13,361,020	13,436,380
New Residential Mortgage Loan Trust
2019-RPL1, 4.33% due 02/26/24[6,7]	18,409,362	18,535,035
2018-1A, 4.00% (WAC) due 12/25/57[4,7]	14,676,741	15,222,666
2018-2A, 3.50% (WAC) due 02/25/58[4,7]	4,121,809	4,204,528
2017-5A, 3.52% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,7]	3,121,404	3,167,143
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/37[4]	28,984,670	26,446,494
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	7,800,000	7,733,854
2007-HE6, 2.08% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[4]	3,946,249	3,574,329
2007-HE6, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[4]	2,898,600	2,659,650
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[7]	39,100,000	39,194,094
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	27,721,049	27,036,629
2006-HE3, 2.38% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	7,508,005	7,464,885
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,7]	19,047,375	19,683,190

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-RM3, 2.80% (WAC) due 06/25/69[4,7]	14,000,000	$14,172,826
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,7]	21,922,979	21,890,707
2005-HE3, 2.75% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 09/25/35[4]	11,687,000	11,683,122
NRPL Trust
2019-3, 3.00% (WAC) due 06/01/59[4,7]	33,203,000	33,103,727
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,7]	14,664,190	14,804,004
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,7]	11,163,064	11,120,134
2018-1, 3.00% (WAC) due 01/25/58[4,7]	6,600,845	6,683,851
RALI Series Trust
2007-QO4, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[4]	8,765,105	8,591,122
2006-QO2, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[4]	19,899,849	7,382,247
2007-QO2, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[4]	10,592,572	5,817,573
2005-QO1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/35[4]	4,283,005	3,872,153
2006-QS8, 2.47% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 08/25/36[4]	3,442,560	2,694,485
2006-QO2, 2.29% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[4]	4,905,472	1,858,682
2007-QO3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/47[4]	1,676,010	1,627,192
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[4,7]	29,738,802	29,800,516
HSI Asset Securitization Corporation Trust
2006-OPT2, 2.41% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 01/25/36[4]	29,140,000	29,040,764
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[5]	176,758,504	28,878,999
First NLC Trust
2005-4, 2.41% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	23,134,058	23,173,192

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2005-1, 2.48% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.23%) due 05/25/35[4]	2,858,285	$2,798,428
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[4,7]	24,750,886	24,719,106
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	21,897,832	21,699,567
2005-15, 2.47% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[4]	1,500,000	1,481,321
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,7]	15,545,669	15,614,650
2017-3A, 2.58% (WAC) due 10/25/47[4,7]	4,850,808	4,835,991
2018-1A, 3.03% (WAC) due 12/25/57[4,7]	2,435,477	2,432,777
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[4,7]	22,716,546	22,724,933
GSAMP Trust
2007-NC1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[4]	34,072,737	21,986,026
2005-HE6, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	305,742	306,435
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.28% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[4]	14,682,763	13,749,940
2006-AR9, 3.29% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	6,934,818	6,309,307
2006-7, 4.29% due 09/25/36	2,606,379	1,222,512
2006-8, 4.38% due 10/25/36	432,253	231,474
HarborView Mortgage Loan Trust
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	11,098,844	11,014,898
2006-12, 2.25% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	9,094,460	8,786,245

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Nationstar Home Equity Loan Trust
2007-B, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	18,464,023	$18,256,777
LSTAR Securities Investment Trust
2019-1, 3.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,7]	10,818,461	10,824,411
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,7]	7,284,873	7,277,952
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	18,002,952	17,645,698
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,7]	15,523,009	15,623,832
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,7]	14,151,883	14,309,659
Impac Secured Assets CMN Owner Trust
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/36[4]	12,341,387	11,915,248
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.14% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	15,124,353	9,540,030
2006-HE2, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	2,302,043	2,293,760
Lehman XS Trust Series
2007-2N, 2.20% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[4]	8,010,597	7,946,836
2007-15N, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[4]	3,357,463	3,337,863
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	6,949,723	6,727,992
2007-OA2, 3.22% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	3,824,664	3,667,551
CSMC Series
2015-12R, 2.77% (WAC) due 11/30/37[4,7]	10,309,115	10,265,963

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,7]	5,735,480	$5,300,107
2007-HE2A, 2.28% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,7]	4,826,682	4,624,024
American Home Mortgage Assets Trust
2006-4, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[4]	10,966,362	7,609,586
2006-6, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[4]	2,573,526	2,228,687
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.42% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	10,072,000	9,758,499
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 3.26% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[4]	7,510,128	6,851,988
2006-AR13, 3.33% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[4]	1,612,813	1,528,511
2006-AR11, 3.37% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[4]	1,348,040	1,294,022
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[4,7]	8,625,164	8,598,636
First Frankin Mortgage Loan Trust
2006-FF3, 2.31% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 02/25/36[4]	8,616,000	8,487,560
First Franklin Mortgage Loan Trust
2004-FF10, 3.29% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	6,211,969	6,239,143
IndyMac INDX Mortgage Loan Trust
2005-AR18, 2.80% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 10.50%/0.78%) due 10/25/36[4]	7,117,875	5,954,000
ASG Resecuritization Trust
2010-3, 2.73% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[4,7]	5,898,669	5,828,248

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.04% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	5,700,000	$5,711,373
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.51% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	5,435,000	5,442,750
Structured Asset Investment Loan Trust
2005-11, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[4]	5,191,160	5,140,084
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.31% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	3,906,689	3,858,704
Morgan Stanley Resecuritization Trust
2014-R9, 2.28% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[4,7]	3,719,412	3,632,222
CWABS Asset-Backed Certificates Trust
2004-15, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.90%) due 04/25/35[4]	3,490,000	3,527,672
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[4]	4,795,114	3,341,396
Luminent Mortgage Trust
2006-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	3,789,967	3,336,864
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[4]	3,342,573	3,322,281
GSAA Trust
2005-10, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[4]	2,597,490	2,617,764
Nomura Resecuritization Trust
2015-4R, 5.17% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,7]	1,546,404	1,511,687

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2015-4R, 7.64% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[4,7]	957,711	$942,864
GSAA Home Equity Trust
2006-3, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[4]	3,702,624	2,069,168
2007-7, 2.29% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[4]	232,822	227,036
GSMSC Resecuritization Trust
2015-5R, 2.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,7]	1,897,110	1,891,088
Banc of America Funding Trust
2015-R4, 2.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,7]	1,764,024	1,749,504
Impac Secured Assets Trust
2006-2, 2.19% (1 Month USD LIBOR + 0.17%, Rate Cap/Floor: 11.50%/0.17%) due 08/25/36[4]	1,644,676	1,459,099
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	1,398,080	1,393,424
Alliance Bancorp Trust
2007-OA1, 2.26% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[4]	905,071	829,914
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	530,998	560,637
BCAP LLC
2014-RR2, 2.75% (WAC) due 03/26/36[4,7]	440,017	437,502
Morgan Stanley Re-REMIC Trust
2010-R5, 3.37% due 06/26/36[7]	262,680	243,837
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[7]	101,450	102,189
Total Residential Mortgage Backed Securities		1,489,386,458

Commercial Mortgage Backed Securities - 1.8%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[7]	44,400,000	45,134,798
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.21% (WAC) due 07/15/50[4,5]	73,797,052	4,676,674
2016-BNK1, 1.91% (WAC) due 08/15/49[4,5]	37,075,112	3,594,406
2017-RB1, 1.43% (WAC) due 03/15/50[4,5]	40,931,683	3,209,871
2016-C35, 2.12% (WAC) due 07/15/48[4,5]	26,710,790	2,715,531

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-C42, 1.04% (WAC) due 12/15/50[4,5]	35,234,029	$2,160,336
2016-NXS5, 1.67% (WAC) due 01/15/59[4,5]	29,819,065	1,883,515
2015-NXS4, 1.05% (WAC) due 12/15/48[4,5]	38,789,969	1,686,677
2017-RC1, 1.67% (WAC) due 01/15/60[4,5]	20,529,507	1,654,857
2016-C32, 4.88% (WAC) due 01/15/59[4]	1,400,000	1,557,474
2015-P2, 1.13% (WAC) due 12/15/48[4,5]	34,087,495	1,462,879
2015-C30, 1.05% (WAC) due 09/15/58[4,5]	31,543,550	1,417,946
2015-NXS1, 1.27% (WAC) due 05/15/48[4,5]	11,462,286	464,908
2015-NXS4, 4.22% (WAC) due 12/15/48[4]	64,000	68,535
Citigroup Commercial Mortgage Trust
2019-GC41, 1.19% (WAC) due 08/10/56[4,5]	104,984,699	8,486,018
2016-C2, 1.92% (WAC) due 08/10/49[4,5]	33,843,629	3,230,757
2016-P4, 2.14% (WAC) due 07/10/49[4,5]	32,191,307	3,169,463
2016-P5, 1.67% (WAC) due 10/10/49[4,5]	31,142,033	2,329,978
2016-GC37, 1.93% (WAC) due 04/10/49[4,5]	18,744,815	1,681,380
2015-GC35, 1.01% (WAC) due 11/10/48[4,5]	33,521,269	1,193,216
2015-GC29, 1.24% (WAC) due 04/10/48[4,5]	23,590,632	1,012,340
2016-C3, 1.31% (WAC) due 11/15/49[4,5]	12,161,630	706,793
2013-GC15, 4.37% (WAC) due 09/10/46[4]	380,000	409,677
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.52% due 04/10/28[7]	9,900,000	9,933,622
2015-SMRT, 3.91% (WAC) due 04/10/28[4,7]	5,900,000	5,926,451
2015-SMRT, 3.77% due 04/10/28[7]	2,400,000	2,410,044
COMM Mortgage Trust
2015-CR26, 1.10% (WAC) due 10/10/48[4,5]	86,618,576	4,075,802
2018-COR3, 0.59% (WAC) due 05/10/51[4,5]	84,083,918	2,929,543
2013-WWP, 3.90% due 03/10/31[7]	2,000,000	2,118,822
2015-CR24, 0.91% (WAC) due 08/10/48[4,5]	48,525,479	1,861,627
2015-CR23, 1.08% (WAC) due 05/10/48[4,5]	47,716,358	1,664,504
2015-CR27, 1.26% (WAC) due 10/10/48[4,5]	30,691,531	1,389,943
2013-CR13, 0.93% (WAC) due 11/10/46[4,5]	37,542,314	1,056,944
2015-CR23, 3.80% due 05/10/48	700,000	745,445

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2014-LC15, 1.27% (WAC) due 04/10/47[4,5]	11,667,735	$483,701
JPMDB Commercial Mortgage Securities Trust
2017-C7, 1.05% (WAC) due 10/15/50[4,5]	137,992,649	7,622,286
2016-C4, 0.95% (WAC) due 12/15/49[4,5]	86,496,956	4,143,247
2016-C2, 1.83% (WAC) due 06/15/49[4,5]	32,391,353	2,293,709
2017-C5, 1.14% (WAC) due 03/15/50[4,5]	8,666,830	490,403
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[7]	11,000,000	11,267,841
2016-UBS9, 4.69% (WAC) due 03/15/49[4]	275,000	296,424
CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[4,5]	97,408,652	7,541,105
2015-C1, 1.00% (WAC) due 04/15/50[4,5]	55,099,655	2,005,639
GS Mortgage Securities Trust
2019-GC42, 0.81% (WAC) due 09/01/52[4,5]	70,000,000	4,645,361
2017-GS6, 1.19% (WAC) due 05/10/50[4,5]	42,676,994	2,938,367
2015-GC28, 1.23% (WAC) due 02/10/48[4,5]	20,626,317	746,087
Bancorp Commercial Mortgage Trust
2018-CR3, 3.28% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,7]	7,075,000	7,086,174
Aventura Mall Trust
2013-AVM, 3.87% (WAC) due 12/05/32[4,7]	6,600,000	6,677,542
CD Mortgage Trust
2017-CD6, 1.11% (WAC) due 11/13/50[4,5]	47,249,530	2,580,684
2016-CD1, 1.55% (WAC) due 08/10/49[4,5]	35,166,317	2,579,819
2016-CD2, 0.81% (WAC) due 11/10/49[4,5]	34,682,838	1,208,180
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[7]	6,000,000	6,091,855
UBS Commercial Mortgage Trust
2017-C5, 1.16% (WAC) due 11/15/50[4,5]	54,061,906	3,213,618
2017-C2, 1.24% (WAC) due 08/15/50[4,5]	43,278,888	2,848,807
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.57% (WAC) due 08/15/49[4,5]	70,239,732	5,404,582
BENCHMARK Mortgage Trust
2018-B2, 0.56% (WAC) due 02/15/51[4,5]	132,355,754	3,507,083

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-B6, 0.60% (WAC) due 10/10/51[4,5]	64,810,875	$1,894,804
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.43% (WAC) due 02/15/48[4,5]	94,306,666	4,100,699
2013-C12, 0.60% (WAC) due 07/15/45[4,5]	36,442,015	529,346
CD Commercial Mortgage Trust
2017-CD4, 1.47% (WAC) due 05/10/50[4,5]	32,263,416	2,347,047
2017-CD3, 1.18% (WAC) due 02/10/50[4,5]	34,629,119	2,113,789
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.46% (WAC) due 07/15/50[4,5]	59,471,261	3,628,889
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[4,5]	58,388,247	3,496,820
CGMS Commercial Mortgage Trust
2017-B1, 0.99% (WAC) due 08/15/50[4,5]	65,944,943	3,360,211
Vornado DP LLC Trust
2010-VNO, 4.00% due 09/13/28[7]	3,260,000	3,288,181
BANK
2017-BNK6, 1.00% (WAC) due 07/15/60[4,5]	43,702,879	2,201,109
2017-BNK4, 1.59% (WAC) due 05/15/50[4,5]	13,127,879	1,045,267
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.07% (WAC) due 12/15/47[4,5]	72,081,603	3,233,401
GE Business Loan Trust
2007-1A, 2.20% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,7]	3,043,038	2,981,452
Cam Commercial Mortgage Corp.
2002-CAM2, 6.16% due 12/14/21[7]	2,661,129	2,813,553
CFCRE Commercial Mortgage Trust
2016-C3, 1.19% (WAC) due 01/10/48[4,5]	39,539,042	2,158,227
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.28% (WAC) due 02/15/50[4,5]	24,172,940	1,524,551
DBJPM Mortgage Trust
2017-C6, 1.17% (WAC) due 06/10/50[4,5]	24,888,930	1,411,008
Americold LLC Trust
2010-ARTA, 3.85% due 01/14/29[7]	654,301	660,771
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[7]	500,000	514,515
WFRBS Commercial Mortgage Trust
2013-C12, 1.38% (WAC) due 03/15/48[4,5,7]	9,333,412	307,485

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	$230,748
Total Commercial Mortgage Backed Securities		257,535,163

Military Housing - 1.4%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,7]	65,211,846	76,462,872
2015-R1, 4.11% (WAC) due 11/25/52[4,7]	14,264,619	15,902,037
2015-R1, 4.10% (WAC) due 10/25/52[4,7]	13,808,270	15,395,122
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51[7]	12,180,395	14,395,043
2008-AMCW, 6.90% due 07/10/55[7]	8,317,767	11,420,831
2007-AETC, 5.75% due 02/10/52[7]	8,091,642	9,142,019
2007-ROBS, 6.06% due 10/10/52[7]	4,706,786	5,767,800
2006-RILY, 2.42% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[4,7]	7,047,342	5,003,491
2007-AET2, 6.06% due 10/10/52[7]	2,140,587	2,624,555
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[7]	22,354,039	24,793,760
2005-DRUM, 5.47% due 05/10/50†††,7	4,583,495	4,935,478
2005-BLIS, 5.25% due 07/10/50[7]	2,500,000	2,790,415
Total Military Housing		188,633,423
Total Collateralized Mortgage Obligations
(Cost $4,019,837,077)		4,193,705,539

U.S. GOVERNMENT SECURITIES†† - 19.8%
U.S. Treasury Notes
2.50% due 02/15/22	626,769,000	639,426,794
2.50% due 01/31/24	500,000,000	519,355,470
2.38% due 02/29/24	441,533,200	456,797,140
2.50% due 02/28/26	318,091,000	335,151,114
2.00% due 04/30/24	19,330,000	19,697,723
2.25% due 08/15/27	5,050,000	5,279,420
U.S. Treasury Bonds
2.88% due 05/15/49	292,422,000	341,048,579
2.25% due 08/15/49	245,978,000	252,982,607
8.13% due 08/15/21	9,900,000	11,065,957
4.38% due 05/15/40	5,850,000	8,227,705
8.75% due 08/15/20	6,500,000	6,882,637
8.00% due 11/15/21	5,600,000	6,334,781
8.75% due 05/15/20	6,030,000	6,287,453
7.88% due 02/15/21	5,500,000	5,952,676
2.88% due 08/15/45	4,600,000	5,300,602
2.75% due 11/15/42	2,580,000	2,895,143
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[8]	129,616,479	129,221,553
Total U.S. Government Securities
(Cost $2,662,218,966)		2,751,907,354

ASSET-BACKED SECURITIES†† - 17.2%
Collateralized Loan Obligations - 8.7%
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[4,7]	47,650,000	47,660,764
2017-2A, 3.17% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,7]	43,880,000	43,872,580

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,7]	76,300,000	$75,150,930
2018-36A, 3.94% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[4,7]	13,250,000	12,690,335
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,7]	70,254,743	70,185,008
2019-1A, 5.33% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,7]	2,000,000	1,997,876
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,7]	24,201,526	24,192,748
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,7]	23,750,000	23,727,433
2018-4A, 3.61% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,7]	12,000,000	11,981,087
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,7]	50,550,000	50,572,237
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,7]	49,188,000	48,892,597
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,7]	48,350,000	48,350,991
Denali Capital CLO XI Ltd.
2018-1A, 3.41% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,7]	42,800,000	42,767,416
2018-1A, 3.93% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/20/28[4,7]	4,600,000	4,554,892
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,7]	44,300,000	43,641,290

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,7]	42,010,928	$42,039,886
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,7]	41,485,034	41,352,037
NXT Capital CLO LLC
2017-1A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,7]	33,000,000	33,003,495
Telos CLO Ltd.
2017-6A, 4.05% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[4,7]	32,000,000	31,930,783
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.83% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,7]	31,500,000	31,352,470
Garrison BSL CLO Ltd.
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,7]	27,300,000	27,302,312
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[7]	20,500,000	20,874,646
2016-2A, 5.29% due 05/12/31[7]	5,000,000	4,993,274
Crown Point CLO III Ltd.
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,7]	16,850,000	16,856,769
2017-3A, 3.75% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,7]	8,280,000	8,224,199
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[4,7]	17,500,000	17,501,974
2017-16A, 4.13% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,7]	6,700,000	6,700,697
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,7]	22,191,973	22,188,768
Monroe Capital CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,7]	11,171,543	11,174,391
2017-1A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[4,7]	10,100,000	10,058,718

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Marathon CLO V Ltd.
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,7]	10,794,661	$10,751,939
2017-5A, 3.60% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,7]	10,520,137	10,372,660
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.55% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,7]	21,400,000	21,055,768
Mountain Hawk II CLO Ltd.
2018-2A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[4,7]	14,750,000	14,752,034
2018-2A, 3.10% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,7]	5,064,951	5,063,481
Flagship VII Ltd.
2017-7A, 3.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 01/20/26[4,7]	19,125,000	19,119,308
Newstar Commercial Loan Funding LLC
2017-1A, 4.66% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,7]	12,750,000	12,744,579
2016-1A, 5.88% (3 Month USD LIBOR + 3.75%) due 02/25/28[4,7]	5,750,000	5,751,134
Diamond CLO Ltd.
2018-1A, 3.78% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,7]	18,000,000	17,941,783
Avery Point V CLO Ltd.
2017-5A, 3.28% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,7]	16,393,269	16,399,938
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[7]	15,000,000	15,188,025
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[4,7]	14,169,596	14,091,558
Seneca Park CLO Limited
2017-1A, 3.80% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,7]	12,900,000	12,870,972
Marathon CLO VII Ltd.
2017-7A, 3.91% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,7]	12,600,000	12,582,806
Sudbury Mill CLO Ltd.
2017-1A, 3.95% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,7]	11,850,000	11,794,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[4,7]	10,488,026	$10,463,706
Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,7]	5,510,000	5,454,093
2017-8A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,7]	4,900,000	4,888,684
Treman Park CLO Ltd.
2015-1A, due 10/20/28[7,9]	13,600,000	10,124,766
Woodmont Trust
2017-3A, 4.25% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 10/18/29[4,7]	9,800,000	9,872,104
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[7,9]	10,000,000	8,790,651
KVK CLO Ltd.
2017-1A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,7]	8,600,000	8,569,946
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,7]	8,385,580	8,371,634
ACIS CLO Ltd.
2015-6A, 4.73% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[4,7]	7,500,000	7,498,676
TCP Waterman CLO Ltd.
2016-1A, 4.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,7]	7,150,000	7,146,924
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[7,9]	8,920,000	6,062,549
Symphony CLO XII Ltd.
2017-12A, 3.80% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,7]	5,750,000	5,720,263
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[9]	7,500,060	5,501,426
Voya CLO Ltd.
2013-1A, due 10/15/30[7,9]	10,575,071	5,356,908
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[7,9]	6,000,000	5,072,522
Oaktree CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,7]	4,500,000	4,497,373
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[4,7]	4,300,000	4,258,427

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Golub Capital Partners CLO 39B Ltd.
2018-39A, 3.68% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[4,7]	3,100,000	$3,071,365
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 3.90% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,7]	3,000,000	2,993,071
Ocean Trails CLO IV
2017-4A, 3.98% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[4,7]	2,500,000	2,499,767
Golub Capital BDC CLO 2014 LLC
2018-1A, 3.23% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/25/26[4,7]	1,947,873	1,940,861
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 4.05% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	967,774
2017-9A, 4.65% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[4,7]	1,000,000	938,796
Catamaran CLO Ltd.
2016-2A, 4.35% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[4,7]	1,750,000	1,748,967
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[7,9]	3,700,000	1,694,371
Dryden XXV Senior Loan Fund
2017-25A, 3.65% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[4,7]	766,703	755,170
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[7,9]	1,200,000	583,408
Babson CLO Ltd.
2014-IA, due 07/20/25[7,9]	1,300,000	323,669
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[7,9]	461,538	286,640
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,10]	1,500,000	208,191
Total Collateralized Loan Obligations		1,211,935,340

Financial - 3.1%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[4,7]	141,950,000	141,950,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,4,7	74,050,000	74,050,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,4,7	40,300,000	40,300,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[4,7]	28,450,000	$28,450,000
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[4,7]	20,250,000	20,261,723
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[4,7]	15,250,000	15,265,448
Barclays Bank plc
GMTN, 2.86% due 10/31/19	64,250,000	64,259,277
Madison Avenue Securitization Trust
due 11/18/20[4]	21,350,000	21,350,000
Nassau LLC
2019-1, 3.98% due 08/15/34[7]	21,050,000	20,944,750
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[7]	3,880,800	3,872,996
Total Financial		430,704,194

Transport-Aircraft - 2.2%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[7]	49,262,268	50,533,944
2018-2A, 5.43% due 11/18/38[7]	9,242,452	9,398,821
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[7]	31,146,194	31,881,428
2017-1, 3.97% due 07/15/42	16,463,719	16,695,813
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[7]	41,599,745	42,601,259
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[7]	36,578,528	37,467,744
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[7]	27,665,550	28,375,736
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	25,043,798	25,313,377
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[7]	16,140,374	16,325,872
2015-1A, 5.07% due 02/15/40[7]	1,355,458	1,367,675
Raspro Trust
2005-1A, 3.20% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,7]	14,581,882	14,388,011
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[7]	10,489,410	10,584,014
AASET Trust
2017-1A, 3.97% due 05/16/42[7]	8,356,043	8,455,979
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[7]	2,670,572	2,672,951
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	2,736,060	2,659,554
Stripes Aircraft Ltd.
2013-1 A1, 5.54% due 03/20/23†††	1,044,344	1,028,990

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[6,7]	851,711	$879,862
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[7]	731,129	728,960
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[10]	725,845	727,250
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19†††,4,10,17	409,604	6,784
Total Transport-Aircraft		302,094,024

Transport-Container - 0.9%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[7]	40,802,624	40,911,285
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[7]	25,204,724	25,445,352
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[7]	19,400,417	19,567,091
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[7]	14,393,667	14,391,610
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[7]	13,549,441	13,552,085
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[7]	5,679,583	5,674,978
Total Transport-Container		119,542,401

Net Lease - 0.8%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[7]	51,541,537	52,026,744
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[7]	29,534,109	30,722,883
2016-1A, 4.32% due 10/20/46[7]	10,900,754	11,488,662
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[7]	7,773,460	7,978,095
2015-1A, 3.75% due 04/20/45[7]	1,466,875	1,496,973
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[7]	4,380,000	4,607,821
2013-3A, 4.24% due 11/20/43[7]	992,832	992,450
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[7]	4,326,621	4,333,781
Total Net Lease		113,647,409

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[7]	55,600,000	55,838,774
2016-3A, 3.85% due 10/28/33[7]	7,500,000	7,556,824

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Putnam Structured Product Funding Ltd.
2003-1A, 3.03% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,7]	10,610,304	$10,509,031
Highland Park CDO I Ltd.
2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[4,10]	1,366,626	1,354,236
N-Star REL CDO VIII Ltd.
2006-8A, 2.45% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,7]	789,335	780,700
Total Collateralized Debt Obligations		76,039,565

Whole Business - 0.5%
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[4,7]	29,500,000	29,722,022
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[7]	20,726,625	22,007,116
Domino’s Pizza Master Issuer LLC
2017-1A, 3.53% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,7]	16,856,000	16,856,169
Planet Fitness Master Issuer LLC
2018-1A, 4.26% due 09/05/48[7]	2,970,000	3,036,439
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[7]	1,278,995	1,280,357
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[7]	831,444	833,352
Total Whole Business		73,735,455

Infrastructure - 0.2%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[7]	22,495,013	23,061,522
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[7]	10,284,542	10,690,409
Total Infrastructure		33,751,931

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	21,400,000	22,101,083
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[7]	384,524	388,275
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††	220,808	225,151
Total Diversified Payment Rights		22,714,509

Automotive - 0.1%
Hertz Vehicle Financing II, LP
2017-1A, 2.96% due 10/25/21[7]	8,355,000	8,413,213

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~		Value
Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[7]		3,343,750	$3,365,377

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[7]		2,020,383	2,021,308
Total Asset-Backed Securities
(Cost $2,390,423,367)			2,397,964,726

FOREIGN GOVERNMENT DEBT†† - 13.9%
Government of Japan
0.10% due 08/01/21	JPY	26,008,000,000	242,403,259
due 01/20/20[11]	JPY	16,380,000,000	151,622,411
due 01/10/20[11]	JPY	14,083,400,000	130,353,186
0.10% due 07/01/21	JPY	10,000,000,000	93,162,646
0.10% due 05/01/21	JPY	8,670,000,000	80,709,462
0.10% due 06/01/20	JPY	6,393,900,000	59,298,762
0.10% due 09/01/20	JPY	5,928,000,000	55,040,936
0.10% due 12/20/21	JPY	4,530,600,000	42,310,940
0.10% due 06/01/21	JPY	3,468,000,000	32,296,295
0.10% due 06/20/20	JPY	2,412,000,000	22,373,335
0.10% due 04/15/20	JPY	2,082,050,000	19,299,675
2.20% due 06/22/20	JPY	96,500,000	908,677
State of Israel
1.00% due 04/30/21	ILS	530,470,000	154,610,700
5.00% due 01/31/20	ILS	278,300,000	81,322,307
5.50% due 01/31/22	ILS	227,470,000	73,397,872
0.50% due 01/31/21	ILS	103,010,000	29,774,888
Kingdom of Spain
0.75% due 07/30/21	EUR	214,670,000	239,432,414
due 01/17/20[11]	EUR	46,450,000	50,713,170
4.00% due 04/30/20	EUR	7,600,000	8,500,035
Federative Republic of Brazil
due 07/01/21[11]	BRL	653,060,000	143,909,535
due 01/01/20[11]	BRL	291,100,000	69,257,368
due 07/01/20[11]	BRL	242,295,000	56,359,214
Republic of Portugal
4.80% due 06/15/20	EUR	43,200,000	48,862,629
due 01/17/20[11]	EUR	42,650,000	46,561,420
Total Foreign Government Debt
(Cost $1,948,845,322)			1,932,481,136

CORPORATE BONDS†† - 8.0%
Financial - 3.0%
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]		44,250,000	44,266,308
AXIS Specialty Finance LLC
5.88% due 06/01/20		32,000,000	32,746,263
Capital One Financial Corp.
2.50% due 05/12/20		30,800,000	30,854,729
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]		400,000	401,279
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[7]		29,500,000	29,706,901
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]		29,100,000	29,131,413
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]		28,810,000	28,850,845
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]		28,730,000	28,753,434
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[4,7]		22,000,000	22,058,983
2.62% (3 Month USD LIBOR + 0.48%) due 12/01/20[4,7]		6,000,000	6,015,193

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
American Express Co.
2.20% due 10/30/20	26,950,000	$26,990,189
American Equity Investment Life Holding Co.
5.00% due 06/15/27	22,855,000	24,018,719
Discover Bank
3.10% due 06/04/20	23,200,000	23,325,474
Morgan Stanley
5.50% due 07/24/20	12,300,000	12,631,388
RBC USA Holdco Corp.
5.25% due 09/15/20	11,158,000	11,488,566
Swedbank AB
2.65% due 03/10/21[7]	8,100,000	8,127,462
American Tower Corp.
2.80% due 06/01/20	6,920,000	6,946,359
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	4,608,000	4,608,413
6.75% due 02/15/34	1,450,000	1,782,167
Atlas Mara Ltd.
8.00% due 12/31/20[10]	6,600,000	5,841,000
Liberty Property, LP
4.75% due 10/01/20	4,931,000	5,056,249
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	3,950,000	3,960,549
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[7]	1,921,652	2,202,848
2.37% (1 Month USD LIBOR + 0.34%) due 02/15/52[4,7]	1,723,111	1,063,631
MUFG Bank Ltd.
2.30% due 03/05/20[7]	2,825,000	2,827,043
Nomura Holdings, Inc.
6.70% due 03/04/20	2,263,000	2,308,199
Welltower, Inc.
6.50% due 03/15/41	1,470,000	2,007,212
Standard Chartered plc
3.33% (3 Month USD LIBOR + 1.20%) due 09/10/22[4,7]	1,900,000	1,908,151
Reinsurance Group of America, Inc.
6.45% due 11/15/19	1,860,000	1,868,203
Mizuho Financial Group, Inc.
2.56% due 09/13/25[12]	1,870,000	1,864,866
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,678,179
Brookfield Finance, Inc.
4.85% due 03/29/29	1,410,000	1,595,761
Hartford Financial Services Group, Inc.
6.10% due 10/01/41	1,160,000	1,578,934
WP Carey, Inc.
3.85% due 07/15/29	1,460,000	1,545,376
EPR Properties
3.75% due 08/15/29	1,510,000	1,509,494
RenaissanceRe Finance, Inc.
3.45% due 07/01/27	1,460,000	1,501,258
Lexington Realty Trust
4.25% due 06/15/23	1,300,000	1,342,379
Univest Financial Corp.
5.10% due 03/30/25[12]	1,000,000	1,003,885
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[7]	785,717	879,638
Pacific Beacon LLC
5.51% due 07/15/36[7]	500,000	602,552
Essex Portfolio, LP
5.20% due 03/15/21	400,000	413,856
KKR Group Finance Company VI LLC
3.75% due 07/01/29[7]	252,000	265,575
Total Financial		417,528,923

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Consumer, Non-cyclical - 2.2%
Mondelez International, Inc.
3.00% due 05/07/20	32,300,000	$32,465,331
Anthem, Inc.
2.50% due 11/21/20	23,600,000	23,716,475
4.35% due 08/15/20	7,900,000	8,055,619
Constellation Brands, Inc.
2.25% due 11/06/20	28,230,000	28,238,968
2.00% due 11/07/19	2,550,000	2,548,919
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	30,310,000	30,361,727
Allergan Funding SCS
3.00% due 03/12/20	29,600,000	29,684,555
Bayer US Finance LLC
2.38% due 10/08/19[7]	29,076,000	29,075,765
Molson Coors Brewing Co.
2.25% due 03/15/20	28,977,000	28,959,302
BAT International Finance plc
2.75% due 06/15/20[7]	23,060,000	23,128,464
Cigna Corp.
3.20% due 09/17/20	13,230,000	13,358,222
2.49% (3 Month USD LIBOR + 0.35%) due 03/17/20[4]	9,175,000	9,176,388
Quest Diagnostics, Inc.
2.50% due 03/30/20	20,950,000	20,970,828
AstraZeneca plc
2.38% due 11/16/20	9,443,000	9,487,742
S&P Global, Inc.
3.30% due 08/14/20	5,142,000	5,191,227
ERAC USA Finance LLC
5.25% due 10/01/20[7]	4,260,000	4,392,665
Reynolds American, Inc.
6.88% due 05/01/20	2,890,000	2,965,606
AmerisourceBergen Corp.
4.25% due 03/01/45	1,950,000	1,972,014
McKesson Corp.
4.88% due 03/15/44	1,650,000	1,822,506
Humana, Inc.
2.50% due 12/15/20	1,785,000	1,789,068
BAT Capital Corp.
3.22% due 09/06/26	1,800,000	1,777,314
Biogen, Inc.
2.90% due 09/15/20	1,650,000	1,661,899
Aetna, Inc.
6.63% due 06/15/36	1,190,000	1,545,590
Conagra Brands, Inc.
2.81% (3 Month USD LIBOR + 0.50%) due 10/09/20[4]	1,350,000	1,349,863
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	459,000	462,489
Total Consumer, Non-cyclical		314,158,546

Industrial - 0.9%
L3Harris Technologies, Inc.
2.70% due 04/27/20	30,367,000	30,427,784
Northrop Grumman Corp.
2.08% due 10/15/20	17,400,000	17,405,856
3.50% due 03/15/21	6,250,000	6,365,575
Rolls-Royce plc
2.38% due 10/14/20[7]	20,350,000	20,372,824
United Technologies Corp.
1.90% due 05/04/20	10,373,000	10,361,141
Ryder System, Inc.
2.50% due 05/11/20	8,627,000	8,641,823
Aviation Capital Group LLC
7.13% due 10/15/20[7]	7,940,000	8,307,091
Agnico-Eagle Mines Ltd.
4.84% due 06/30/26†††	6,000,000	6,422,750
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	4,247,000	4,254,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[10]	2,108,142	$1,994,492
CRH America, Inc.
3.88% due 05/18/25[7]	1,410,000	1,490,429
Oshkosh Corp.
4.60% due 05/15/28	1,380,000	1,487,336
Trimble, Inc.
4.75% due 12/01/24	1,380,000	1,481,183
Vulcan Materials Co.
2.72% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	895,000	895,499
Total Industrial		119,908,521

Utilities - 0.6%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	30,310,000	30,322,876
Ameren Corp.
2.70% due 11/15/20	17,540,000	17,631,734
Southern Power Co.
2.38% due 06/01/20	13,295,000	13,306,442
5.25% due 07/15/43	1,350,000	1,558,064
DTE Energy Co.
2.40% due 12/01/19	7,000,000	7,000,526
PSEG Power LLC
5.13% due 04/15/20	3,311,000	3,361,225
American Electric Power Company, Inc.
2.15% due 11/13/20	2,000,000	2,001,162
Virginia Electric & Power Co.
8.88% due 11/15/38	1,100,000	1,852,346
Pennsylvania Electric Co.
5.20% due 04/01/20	1,000,000	1,014,628
Total Utilities		78,049,003

Energy - 0.5%
Occidental Petroleum Corp.
2.60% due 08/13/21	24,500,000	24,659,582
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	18,152,000	18,749,489
Florida Gas Transmission Company LLC
5.45% due 07/15/20[7]	10,500,000	10,742,343
Enterprise Products Operating LLC
2.55% due 10/15/19	6,240,000	6,241,112
Marathon Petroleum Corp.
3.40% due 12/15/20	4,800,000	4,852,987
TransCanada PipeLines Ltd.
6.10% due 06/01/40	1,200,000	1,548,794
Total Energy		66,794,307

Technology - 0.5%
Analog Devices, Inc.
2.95% due 01/12/21	26,950,000	27,152,178
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	26,890,000	26,888,299
Fiserv, Inc.
2.70% due 06/01/20	7,430,000	7,449,802
QUALCOMM, Inc.
2.25% due 05/20/20	2,600,000	2,601,084
Total Technology		64,091,363

Consumer, Cyclical - 0.2%
Marriott International, Inc.
2.74% (3 Month USD LIBOR + 0.60%) due 12/01/20[4]	30,350,000	30,447,873
HP Communities LLC
5.86% due 09/15/53[7]	1,420,000	1,821,954

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Hasbro, Inc.
6.35% due 03/15/40	1,500,000	$1,777,918
Total Consumer, Cyclical		34,047,745

Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[7]	12,532,000	12,963,316

Communications - 0.0%
Telefonica Emisiones S.A.
5.13% due 04/27/20	2,710,000	2,753,357
Thomson Reuters Corp.
5.65% due 11/23/43	1,290,000	1,543,248
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	383,637
Total Communications		4,680,242
Total Corporate Bonds
(Cost $1,106,147,839)		1,112,221,966

FEDERAL AGENCY BONDS†† - 4.7%
Fannie Mae Principal Strips
due 05/15/30[11,13]	86,472,000	68,930,926
due 01/15/30[11,13]	75,565,000	60,666,520
due 07/15/37[11,13]	86,350,000	56,479,709
due 11/15/30[11,13]	37,570,000	29,630,918
due 08/06/38[11,13]	2,250,000	1,419,030
Freddie Mac Principal Strips
due 07/15/32[11,13]	123,250,000	92,161,871
due 03/15/31[11,13]	81,957,000	63,745,226
Residual Funding Corporation Principal Strips
due 04/15/30[11,13]	98,239,000	78,386,973
due 01/15/30[11,13]	22,264,000	17,874,405
Tennessee Valley Authority
4.25% due 09/15/65	32,550,000	44,979,476
5.38% due 04/01/56	8,360,000	13,371,965
due 09/15/53[5,11]	1,612,000	645,298
due 09/15/55[5,11]	1,612,000	613,340
due 09/15/56[5,11]	1,612,000	596,606
due 03/15/57[5,11]	1,612,000	586,821
due 09/15/57[5,11]	1,612,000	577,119
due 09/15/58[5,11]	1,612,000	558,083
due 03/15/59[5,11]	1,612,000	548,748
due 09/15/59[5,11]	1,612,000	539,496
due 09/15/60[5,11]	1,612,000	521,345
due 09/15/54[5,11]	1,020,000	398,058
due 03/15/61[5,11]	1,020,000	324,258
due 09/15/61[5,11]	1,020,000	318,685
due 09/15/62[5,11]	1,020,000	307,764
due 03/15/63[5,11]	1,020,000	302,416
due 09/15/63[5,11]	1,020,000	297,119
due 09/15/64[5,11]	1,020,000	286,741
due 03/15/65[5,11]	1,020,000	279,195
due 09/15/65[5,11]	1,020,000	275,244
Freddie Mac
due 01/02/34[11]	18,000,000	12,896,958
due 03/15/30[11]	12,050,000	9,631,676
due 07/15/30[11]	8,600,000	6,797,922
due 01/15/31[11]	7,750,000	6,050,845
1.25% due 10/02/19	2,500,000	2,499,924
due 09/15/30[11]	2,906,000	2,297,938
due 03/15/31[11]	2,500,000	1,950,765
due 07/15/31[11]	1,800,000	1,393,603
due 01/15/30[11]	1,050,000	842,090
Tennessee Valley Authority Principal
due 01/15/48[11,13]	34,650,000	16,047,916
due 01/15/38[11,13]	15,800,000	9,621,126
Fannie Mae
due 01/15/32[11]	9,413,000	7,145,143
due 01/15/30[11]	5,900,000	4,736,124
due 07/15/32[11,13]	3,963,000	2,974,651
due 01/15/35[11]	2,250,000	1,578,763
due 02/06/33[11]	1,456,000	1,076,435
due 01/15/33[11,13]	1,450,000	1,073,415
Overseas Private Investment Corp.
3.17% due 10/05/34	11,750,000	12,678,994
Federal Farm Credit Bank
3.58% due 04/11/47	4,900,000	5,890,989

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.53% due 09/04/29	3,600,000	$3,603,065
Federal Farm Credit Bank Funding Corp.
3.08% due 08/12/39	7,550,000	7,524,809
Total Federal Agency Bonds
(Cost $572,916,985)		653,936,506

MUNICIPAL BONDS†† - 0.7%
California - 0.3%
Poway Unified School District General Obligation Unlimited
due 08/01/40[11]	10,000,000	5,775,700
due 08/01/38[11]	8,460,000	5,248,330
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[11]	8,565,000	3,423,859
due 08/01/39[11]	4,000,000	2,107,520
due 08/01/38[11]	2,000,000	1,282,980
due 08/01/40[11]	2,500,000	1,257,650
due 08/01/41[11]	2,000,000	958,000
due 08/01/43[11]	1,900,000	831,326
San Diego Unified School District General Obligation Unlimited
due 07/01/39[11]	7,150,000	4,310,091
due 07/01/46[11]	2,200,000	1,046,848
due 07/01/43[11]	1,350,000	711,207
Cypress School District General Obligation Unlimited
due 08/01/48[11]	14,450,000	5,145,645
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[11]	5,295,000	3,473,679
Placentia-Yorba Linda Unified School District General Obligation Unlimited
due 08/01/41[11]	5,325,000	2,850,366
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[11]	4,750,000	2,202,955
Upland Unified School District General Obligation Unlimited
due 08/01/50[11]	5,040,000	2,025,526
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[11]	4,125,000	1,746,442
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[11]	3,600,000	1,615,536
Antelope Valley Community College District General Obligation Unlimited
due 08/01/36[11]	2,800,000	1,499,876
Wiseburn School District General Obligation Unlimited
due 08/01/34[11]	900,000	637,740
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[11]	700,000	467,810
Total California		48,619,086

Georgia - 0.2%
Central Storage Safety Project Trust
4.82% due 02/01/38[10]	20,500,000	22,603,621

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	6,335,684
6.63% due 02/01/35	1,820,000	2,298,842

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	$5,996,115
Total Illinois		14,630,641

Texas - 0.1%
Wylie Independent School District General Obligation Unlimited
due 08/15/46[11]	10,000,000	3,581,500
due 08/15/43[11]	4,000,000	1,637,080
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[11]	2,850,000	1,066,983
due 11/15/41[11]	1,500,000	690,420
Total Texas		6,975,983

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[11]	3,850,000	2,464,385

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[11]	4,100,000	2,048,893

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[11]	995,000	512,664
due 01/01/37[11]	570,000	339,538
Total Pennsylvania		852,202

Minnesota - 0.0%
Dakota & Washington Counties Housing & Redevelopment Auth/City of Bloomington Minnesota Revenue Bonds
8.38% due 09/01/21	5,000	5,608
Total Municipal Bonds
(Cost $83,972,888)		98,200,419

SENIOR FLOATING RATE INTERESTS††,4 - 0.3%
Consumer, Non-cyclical - 0.1%
Diamond (BC) B.V.
5.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	7,172,250	6,822,603
Packaging Coordinators Midco, Inc.
6.11% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23	2,294,286	2,284,971
Acosta, Inc.
7.25% (Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) due 12/26/19	976,534	306,387
7.25% (Commercial Prime Lending Rate + 2.25%, Rate Floor: 2.25%) due 12/26/19	839,949	263,534
Total Consumer, Non-cyclical		9,677,495

Industrial - 0.1%
Hayward Industries, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	3,392,845	3,271,551

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
VC GB Holdings, Inc.
5.04% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	2,269,654	$2,235,609
Hillman Group, Inc.
6.04% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	987,500	956,799
Engineered Machinery Holdings, Inc.
5.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24	581,830	569,949
CHI Overhead Doors, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	485,876	485,575
API Heat Transfer
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24†††	39,563	32,442
8.10% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23†††	7,058	6,353
Total Industrial		7,558,278

Technology - 0.1%
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	6,707,940	6,520,252
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	9,856	9,302
Total Technology		6,529,554

Basic Materials - 0.0%
Road Infrastructure Investment
5.54% (1 Month USD LIBOR + 3.50% and Commercial Prime Lending Rate + 2.50%, Rate Floor: 4.50%) due 06/13/23	4,327,991	3,940,289

Consumer, Cyclical - 0.0%
Leslie’s Poolmart, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	4,094,480	3,889,756

Communications - 0.0%
Internet Brands, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	3,411,142	3,383,956

Financial - 0.0%
USI, Inc.
5.10% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	2,007,932	1,973,215
Total Senior Floating Rate Interests
(Cost $39,420,779)		36,952,543

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
REPURCHASE AGREEMENTS††,15 - 3.5%
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	74,875,614	$74,875,614
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	66,750,000	66,750,000
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	44,150,000	44,150,000
issued 08/15/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	5,247,604	5,247,604
issued 07/22/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	4,570,497	4,570,497
issued 07/15/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	2,503,606	2,503,606
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35% due 10/01/19	71,173,000	71,173,000
issued 09/24/19 at 3.00% due 10/01/19	50,000,000	50,000,000
issued 09/25/19 at 3.00% due 10/01/19	25,000,000	25,000,000
issued 09/27/19 at 2.50% due 10/01/19	24,811,000	24,811,000
issued 09/30/19 at 2.37% due 10/01/19	10,128,000	10,128,000
BNP Paribas
issued 09/16/19 at 2.33% due 12/16/19	36,555,232	36,555,232
issued 08/01/19 at 2.47% due 11/01/19	14,980,876	14,980,876
issued 09/19/19 at 2.47% due 11/01/19	9,474,540	9,474,540
BofA Securities, Inc.
issued 09/25/19 at 2.80% due 10/01/19	42,000,000	42,000,000
Total Repurchase Agreements
(Cost $482,219,969)		482,219,969

COMMERCIAL PAPER†† - 0.7%
Walgreens Boots Alliance, Inc.
2.51% due 11/07/19[16]	20,000,000	19,951,972
2.27% due 10/02/19[16]	10,000,000	9,999,369
Marriott International, Inc.
2.20% due 10/09/19[7,16]	13,000,000	12,993,644
2.26% due 10/15/19[7,16]	10,000,000	9,991,056
Spire, Inc.
2.23% due 10/17/19[7,16]	21,350,000	21,328,840
2.27% due 10/18/19[7,16]	1,000,000	998,928
Ryder System, Inc.
2.27% due 10/01/19[16]	15,000,000	15,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

	Face Amount~	Value
Entergy Corp.
2.25% due 10/31/19[7,16]	2,000,000	$1,995,843
E.I. du Pont de Nemours & Co.
2.24% due 11/08/19[7,16]	1,600,000	1,596,217
Total Commercial Paper
(Cost $93,852,710)		93,855,869

	Contracts/ Notional Value
OTC OPTIONS PURCHASED†† - 0.1%
Put options on:
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	5,152,600,000	8,811,101
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	3,921,300,000	6,705,541
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	2,864,900,000	2,911,483
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	816,100,000	1,395,555
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	432,100,000	439,126
Total OTC Options Purchased
(Cost $27,992,960)		20,262,806

Total Investments - 100.4%
(Cost $13,618,920,927)		$13,963,054,014
Other Assets & Liabilities, net - (0.4)%		(53,921,502)
Total Net Assets - 100.0%		$13,909,132,512

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$1,801,020,000

Counterparty	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	$(39,101,746)	$(17,948,012)	$(21,153,734)

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$106,080,000	$(2,109,997)	$(19,907)	$(2,090,090)
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	241,590,000	(4,805,369)	(343,872)	(4,461,497)
						$(6,915,366)	$(363,779)	$(6,551,587)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	$153,969,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	49,180,000
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	24,186,000
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	14,106,000
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	15,573,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	15,573,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	14,106,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	24,186,000
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	153,969,000
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	1.57%	Quarterly	08/14/21	504,500,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	456,100,000
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.10%	Annually	08/28/24	554,980,000

Counterparty	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	$303,018	$234,202	$68,816
BofA Securities, Inc.	110,711	400	110,311
BofA Securities, Inc.	54,019	41,533	12,486
BofA Securities, Inc.	35,422	27,895	7,527
BofA Securities, Inc.	34,267	26,264	8,003
BofA Securities, Inc.	(34,267)	99	(34,366)
BofA Securities, Inc.	(35,422)	95	(35,517)
BofA Securities, Inc.	(54,019)	104	(54,123)
BofA Securities, Inc.	(303,018)	140	(303,158)
BofA Securities, Inc.	(834,428)	1,457	(835,885)
BofA Securities, Inc.	(1,168,537)	1,360	(1,169,897)
BofA Securities, Inc.	(4,094,793)	2,745	(4,097,538)
	$(5,987,047)	$336,294	$(6,323,341)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$49,099,783	$(242,890)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	481,400,000	BRL	10/01/19	$122,763,382	$115,977,643	$6,785,739
Citibank N.A., New York	416,000,000	BRL	10/01/19	105,634,697	100,221,644	5,413,053
Bank of America, N.A.	17,346,669,000	JPY	08/02/21	171,181,419	167,198,489	3,982,930
Citibank N.A., New York	436,650,000	BRL	07/01/21	103,795,926	100,043,714	3,752,212
Goldman Sachs International	133,295,000	BRL	07/01/20	34,613,087	31,599,858	3,013,229
Goldman Sachs International	343,000,000	BRL	10/01/19	85,510,833	82,634,673	2,876,160
Goldman Sachs International	108,769,700	EUR	07/30/21	126,349,603	123,772,439	2,577,164
Barclays Bank plc	46,450,000	EUR	01/17/20	53,645,105	51,075,502	2,569,603
Goldman Sachs International	42,650,000	EUR	01/17/20	49,248,752	46,897,097	2,351,655
Citibank N.A., New York	109,000,000	BRL	07/01/20	28,075,417	25,840,313	2,235,104
JPMorgan Chase Bank, N.A.	107,510,325	EUR	07/30/21	124,085,192	122,339,357	1,745,835
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,867,553	96,260,176	1,607,377
Morgan Stanley Capital Services LLC	8,674,335,000	JPY	08/02/21	85,134,312	83,608,888	1,525,424
Citibank N.A., New York	8,674,335,000	JPY	05/06/21	84,594,646	83,192,771	1,401,875
Citibank N.A., New York	291,100,000	BRL	01/02/20	70,969,753	69,793,355	1,176,398
Bank of America, N.A.	16,380,000,000	JPY	01/21/20	153,969,075	152,809,790	1,159,285
Bank of America, N.A.	24,366,000	EUR	06/15/20	28,020,291	27,057,784	962,507
Goldman Sachs International	20,907,600	EUR	06/15/20	24,055,867	23,217,325	838,542
Goldman Sachs International	149,210,000	BRL	07/01/21	34,956,073	34,186,471	769,602
Goldman Sachs International	4,532,865,300	JPY	12/20/21	44,786,734	44,054,202	732,532
Barclays Bank plc	3,469,734,000	JPY	06/01/21	33,963,723	33,326,285	637,438
JPMorgan Chase Bank, N.A.	67,200,000	BRL	07/01/21	15,963,891	15,396,628	567,263
Goldman Sachs International	7,904,000	EUR	04/30/20	9,064,307	8,751,286	313,021
Citibank N.A., New York	5,517,757,500	JPY	06/01/20	52,200,082	51,888,340	311,742
JPMorgan Chase Bank, N.A.	5,930,964,000	JPY	09/01/20	56,376,377	56,080,859	295,518
Bank of America, N.A.	2,083,091,025	JPY	04/15/20	19,648,281	19,534,099	114,182
Bank of America, N.A.	2,413,206,000	JPY	06/22/20	22,824,231	22,721,997	102,234
Goldman Sachs International	11,266,700,000	JPY	01/10/20	105,086,089	105,036,774	49,315
JPMorgan Chase Bank, N.A.	879,339,450	JPY	06/01/20	8,310,944	8,269,204	41,740
Deutsche Bank AG	59,198,631,145	KRW	08/04/21	50,484,932	50,464,347	20,585
Goldman Sachs International	809,700	EUR	07/30/20	920,386	901,745	18,641
JPMorgan Chase Bank, N.A.	800,325	EUR	07/30/20	904,383	891,304	13,079
Goldman Sachs International	99,838,432	JPY	06/22/20	945,114	940,047	5,067

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	2,816,700,000	JPY	01/10/20	$26,262,203	$26,259,427	$2,776
Bank of America, N.A.	8,669,000	JPY	02/01/21	84,687	82,697	1,990
Bank of America, N.A.	8,669,000	JPY	02/03/20	82,928	80,938	1,990
Bank of America, N.A.	8,669,000	JPY	08/03/20	83,799	81,829	1,970
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/06/20	47,492	46,602	890
JPMorgan Chase Bank, N.A.	5,000,000	JPY	07/01/20	47,966	47,104	862
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/04/21	48,459	47,621	838
Morgan Stanley Capital Services LLC	4,335,000	JPY	02/03/20	41,219	40,474	745
Morgan Stanley Capital Services LLC	4,335,000	JPY	08/03/20	41,662	40,919	743
Morgan Stanley Capital Services LLC	4,335,000	JPY	02/01/21	42,095	41,353	742
Citibank N.A., New York	4,335,000	JPY	05/01/20	41,378	40,690	688
Citibank N.A., New York	4,335,000	JPY	11/01/19	40,870	40,187	683
Citibank N.A., New York	4,335,000	JPY	11/02/20	41,820	41,138	682
Goldman Sachs International	3,326,800	JPY	12/20/19	31,345	30,959	386
Goldman Sachs International	2,265,300	JPY	06/21/21	22,155	21,783	372
Goldman Sachs International	2,265,300	JPY	12/21/20	21,919	21,558	361
Barclays Bank plc	1,734,000	JPY	12/02/19	16,420	16,105	315
Barclays Bank plc	1,734,000	JPY	06/01/20	16,618	16,306	312
Barclays Bank plc	1,734,000	JPY	12/01/20	16,789	16,483	306
Citibank N.A., New York	2,757,500	JPY	12/02/19	25,762	25,611	151
JPMorgan Chase Bank, N.A.	2,964,000	JPY	03/02/20	27,855	27,721	134
Bank of America, N.A.	1,041,025	JPY	10/15/19	9,694	9,639	55
Bank of America, N.A.	1,206,000	JPY	12/20/19	11,262	11,223	39
JPMorgan Chase Bank, N.A.	439,450	JPY	12/02/19	4,100	4,081	19
Deutsche Bank AG	158,041,145	KRW	02/04/21	133,990	133,987	3
Deutsche Bank AG	158,041,146	KRW	08/05/20	133,188	133,203	(15)
Deutsche Bank AG	158,041,145	KRW	11/04/20	133,594	133,613	(19)
Deutsche Bank AG	152,887,630	KRW	05/07/21	129,951	129,976	(25)
Deutsche Bank AG	158,041,146	KRW	02/05/20	132,307	132,341	(34)
Deutsche Bank AG	154,605,468	KRW	05/11/20	129,844	129,878	(34)
Deutsche Bank AG	158,041,146	KRW	11/06/19	131,910	131,946	(36)
Bank of America, N.A.	328,899	ILS	04/30/20	94,117	96,094	(1,977)
Citibank N.A., New York	745,838	ILS	04/30/20	214,316	217,910	(3,594)
Bank of America, N.A.	3,959,820	ILS	01/31/20	1,136,084	1,149,524	(13,440)
Bank of America, N.A.	3,949,000	ILS	02/01/21	1,153,835	1,170,014	(16,179)
Goldman Sachs International	4,244,498	ILS	04/30/20	1,221,971	1,240,104	(18,133)
Bank of America, N.A.	33,128,000	ILS	04/30/21	9,634,433	9,852,827	(218,394)
Bank of America, N.A.	75,749,000	ILS	01/31/22	22,457,456	22,774,331	(316,875)
Citibank N.A., New York	75,123,800	ILS	04/30/21	21,943,566	22,343,088	(399,522)
Goldman Sachs International	112,111,771	ILS	02/01/21	32,654,346	33,216,606	(562,260)
Barclays Bank plc	97,125,000	ILS	01/31/20	27,479,134	28,195,091	(715,957)
Goldman Sachs International	164,231,850	ILS	01/31/22	48,573,458	49,377,161	(803,703)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	427,522,900	ILS	04/30/21	$125,180,155	$127,152,539	$(1,972,384)
Goldman Sachs International	204,166,900	ILS	01/31/20	56,463,636	59,269,028	(2,805,392)
						$42,136,130

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	124,040,000	BRL	10/01/19	$30,166,103	$29,883,396	$(282,707)
Morgan Stanley Capital Services LLC	1,116,360,000	BRL	10/01/19	270,514,522	268,950,564	(1,563,958)
						$(1,846,665)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued securities amounts to $22,101,316, (cost $21,400,232) or 0.2% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2019.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security is an interest-only strip.
[6]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2019. See table below for additional step information for each security.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $3,459,183,982 (cost $3,433,375,079), or 24.9% of total net assets.

[8]	Face amount of security is adjusted for inflation.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $32,735,574 (cost $32,233,809), or 0.2% of total net assets — See Note 10.

[11]	Zero coupon rate security.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	Security is a principal-only strip.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

[14]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[15]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
[16]	Rate indicated is the effective yield at the time of purchase.
[17]	Security is in default of interest and/or principal obligations.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 Index — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$12,885	$12,885
Preferred Stocks	—	6,614	—	6,614
Mutual Funds	125,565,858	—	—	125,565,858
Money Market Fund	63,759,824	—	—	63,759,824
Collateralized Mortgage Obligations	—	4,132,578,531	61,127,008	4,193,705,539
U.S. Government Securities	—	2,751,907,354	—	2,751,907,354
Asset-Backed Securities	—	2,260,252,718	137,712,008	2,397,964,726
Foreign Government Debt	—	1,932,481,136	—	1,932,481,136
Corporate Bonds	—	1,105,799,216	6,422,750	1,112,221,966
Federal Agency Bonds	—	653,936,506	—	653,936,506
Municipal Bonds	—	98,200,419	—	98,200,419
Senior Floating Rate Interests	—	34,678,139	2,274,404	36,952,543
Repurchase Agreements	—	482,219,969	—	482,219,969
Commercial Paper	—	93,855,869	—	93,855,869
Options Purchased	—	20,262,806	—	20,262,806
Forward Foreign Currency Exchange Contracts**	—	49,984,103	—	49,984,103
Interest Rate Swap Agreements**	—	207,143	—	207,143
Total Assets	$189,325,682	$13,616,370,523	$207,549,055	$14,013,245,260

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$27,705,321	$—	$27,705,321
Forward Foreign Currency Exchange Contracts**	—	9,694,638	—	9,694,638
Interest Rate Swap Agreements**	—	6,530,484	—	6,530,484
Total Return Swap Agreements**	—	242,890	—	242,890
Unfunded Loan Commitments (Note 9)	—	—	263,215	263,215
Total Liabilities	$—	$44,173,333	$263,215	$44,436,548

**	This derivative is reported as unrealized appreciation/depreciation at period end.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$115,610,925	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	22,101,083	Yield Analysis	Yield	3.4%	—
Collateralized Mortgage Obligations	61,127,008	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Common Stocks	12,652	Third Party Pricing	Broker Quote	—	—
Common Stocks	233	Enterprise Value	Valuation Multiple	1.9x-11.9x	3.8x
Corporate Bonds	6,422,750	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	2,274,404	Third Party Pricing	Broker Quote	—	—
Total	$207,549,055

Liabilities:
Unfunded Loan Commitments	263,215	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2019, the Fund had assets with a total value of $2,467,544 and liabilities with a total value of $263,189 transfer into Level 3 from Level 2 due to the lack of observable inputs and had assets with a total value of $7,793,906 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

	Assets								Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Warrants		Total Assets	Unfunded Loan Commitments
Beginning Balance	$22,443,434	$12,469,266	$5,891,932	$—	$— *	$—	*	$40,804,632	$— *
Purchases/(Receipts)	114,350,000	57,445,898	—	46,868	21,072	—		171,863,838	(30)
(Sales, maturities and paydowns)/Fundings	(256,966)	(118,892)	—	(352)	—	—	*	(376,210)	—
Amortization of premiums/discounts	2,275	73,196	—	21	—	—		75,492	—
Total realized gains (losses) included in earnings	(4)	(3,628)	—	—	—	—		(3,632)	—
Total change in unrealized appreciation (depreciation) included in earnings	941,334	(944,926)	530,818	(7,742)	(8,187)	—		511,297	4
Transfers into Level 3	231,935	—	—	2,235,609	—	—		2,467,544	(263,189)
Transfers out of Level 3	—	(7,793,906)	—	—	—	—		(7,793,906)	—
Ending Balance	$137,712,008	$61,127,008	$6,422,750	$2,274,404	$12,885	$—		$207,549,055	$(263,215)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$941,334	$(1,030,582)	$530,818	$(7,742)	$(8,187)	$—		$433,828	$4

*	Security has a market value of $0.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 3.00% due 06/25/57	3.25%	12/25/19	—	—
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.75% due 05/25/57	3.00%	03/25/20	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	—	—

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Countrywide Asset-Backed Certificates
2.33% - 2.47%			2.15%
11/01/19 - 12/16/19	$61,010,648	$61,347,853	12/25/36	$158,648,000	$148,415,204

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			MASTR Adjustable Rate Mortgages Trust
			2.22%
			05/25/47	$64,321,000	$70,560,137
			Countrywide Asset-Backed Certificates
			2.24%
			06/25/47	19,000,000	15,889,700
			Bayview Financial Mortgage Pass-Through Trust
			6.19%
			11/28/36	12,765,000	7,699,848
			Saxon Asset Securities Trust
			2.47%
			11/25/37	5,648,000	5,505,106
			Nationstar Home Equity Loan Trust
			2.34%
			04/25/37	2,000,000	1,934,000
			Structured Asset Securities Corp Mortgage Loan Trust
			2.22%
			06/25/37	2,770,000	1,915,732
			Fannie Mae Connecticut Avenue Securities
			6.47%
			01/25/29	463,000	487,446
				$265,615,000	$252,407,173

Societe Generale			Freddie Mac Structured Agency Credit Risk
2.54% - 2.74% (3 Month USD LIBOR + 0.40%)			Debt Notes 5.27%
04/07/20*	$198,097,321	$201,789,654	07/25/29	$23,652,995	$24,797,800
			Morgan Stanley Capital I Trust
			6.26%
			11/15/34	21,800,000	21,786,920
			Connecticut Avenue Securities Trust
			4.32%
			08/25/31	17,200,000	17,287,720

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			STACR Trust
			4.12%
			09/25/48	$17,100,000	$17,139,330
			Connecticut Avenue Securities Trust
			4.17%
			09/25/31	15,097,162	15,169,628
			Freddie Mac STACR Trust
			4.07%
			04/25/49	14,950,925	15,007,739
			Hawaii Hotel Trust
			5.06%
			05/15/38	14,300,000	14,394,380
			JP Morgan Chase Commercial Mortgage Securities Trust
			4.91%
			06/15/35	14,000,000	14,109,200
			JP Morgan Chase Commercial Mortgage Securities Trust
			5.01%
			07/15/36	11,000,000	11,040,700
			Fannie Mae Connecticut Avenue Securities
			4.87%
			11/25/29	10,300,000	10,613,120
			Motel 6 Trust
			6.16%
			08/15/34	9,553,000	9,606,497
			Waikiki Beach Hotel Trust
			5.00%
			12/15/33	8,730,000	8,773,650
			GS Mortgage Securities Corp. Trust
			5.91%
			07/15/32	8,733,000	8,763,565
			HMH Trust
			8.48%
			07/05/31	6,857,000	7,371,961

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Freddie Mac Structured Agency Credit Risk Debt Notes
			6.67%
			10/25/28	$6,156,847	$6,597,062
			Fannie Mae Connecticut Avenue Securities
			5.57%
			07/25/29	6,200,000	6,516,200
			JP Morgan Chase Commercial Mortgage Securities Trust
			4.32%
			06/15/35	5,700,000	5,696,010
			Fannie Mae Connecticut Avenue Securities
			5.02%
			10/25/29	5,454,574	5,670,030
			BXP Trust
			5.91%
			11/15/34	5,500,000	5,536,300
			Credit Suisse Mortgage Capital Certificates
			4.56%
			05/15/36	5,000,000	5,015,500
			Bayview Financial Acquisition Trust
			6.73%
			05/28/37	3,600,000	4,065,840
			Fannie Mae Connecticut Avenue Securities
			4.17%
			10/25/30	4,015,000	4,045,915
			Freddie Mac Structured Agency Credit Risk Debt Notes
			6.27%
			11/25/23	3,433,787	3,695,098
			Natixis Commercial Mortgage Securities Trust
			5.20%
			02/15/33	3,200,000	3,180,800

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Carlyle Global Market Strategies CLO Ltd.
			9.57%
			04/22/32	$2,900,000	$2,851,570
			OHA Loan Funding Ltd.
			8.78%
			01/20/28	1,400,000	1,377,460
				$245,834,290	$250,109,995

J.P. Morgan Securities LLC			U.S. Treasury Note
2.35% - 3.00%			2.63%
10/01/19	$181,112,000	$181,125,286	02/28/23	$70,000,000	$72,422,000
			U.S. Treasury Note
			2.50%
			05/15/24	48,533,000	50,532,560
			Ginnie Mae II Pool
			4.50%
			06/20/49	34,767,000	36,505,350
			Fannie Mae Pool
			3.50%
			09/01/49	$25,000,000	$25,685,000
				$178,300,000	$185,144,910

BofA Securities, Inc.			U.S. Treasury Note
2.80%			1.50%
10/01/19	$42,000,000	$42,003,267	09/30/24	$43,056,000	$42,948,360

*

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
TOTAL RETURN BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Common Stocks
Aspect Software Parent, Inc.*	$—	**	$—	$—	$—	$—
BP Holdco LLC*,1	—		188	—	—	—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	105,685,870		3,262,886	(58,870,000)	(1,599,128)	(1,028,229)
Guggenheim Strategy Fund II	25,435,578		756,982	—	—	(153,306)
Guggenheim Strategy Fund III	25,444,068		754,070	—	—	(183,659)
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	25,458,278		739,417	—	—	(136,969)
Senior Floating Rate Interests[3]
Aspect Software, Inc. 12.67% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20	12,202		—	(10,024)	(4,611)	2,433
Warrants
Aspect Software, Inc.	—	**	—	—	—	—
	$182,035,996		$5,513,543	$(58,880,024)	$(1,603,739)	$(1,499,730)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
TOTAL RETURN BOND FUND

Security Name	Value 09/30/19	Shares/ Face Amount 09/30/19	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.*	$—	—	$—	$—
BP Holdco LLC*,1	188	532	—	—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	47,451,399	1,879,263	3,262,494	392
Guggenheim Strategy Fund II	26,039,254	1,048,701	743,333	13,648
Guggenheim Strategy Fund III	26,014,479	1,048,126	753,117	953
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	26,060,726	2,616,539	720,869	18,548
Senior Floating Rate Interests[3]
Aspect Software, Inc. 12.67% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20	—	—	681	—
Warrants
Aspect Software, Inc.	—	—	—	—
	$125,566,046		$5,480,494	$33,541

*	Non-income producing security.
**	Security has a market value of $0.
[1]

Security was fair valued by the Valuation Committee at September 30, 2019. The total market value of fair valued and affiliated securities amounts to $188, (cost $188) or less than 0.1% of total net assets.

[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $13,009,416,837)	$13,355,267,999
Investments in affiliated issuers, at value (cost $127,284,121)	125,566,046
Repurchase agreements, at value (cost $482,219,969)	482,219,969
Segregated cash with broker	52,772,667
Unamortized upfront premiums paid on interest rate swap agreements	336,294
Unrealized appreciation on forward foreign currency exchange contracts	49,984,103
Prepaid expenses	459,009
Receivables:
Interest	49,850,897
Fund shares sold	29,331,476
Securities sold	1,320,000
Foreign tax reclaims	494,223
Dividends	335,302
Swap settlement	39,693
Investment Adviser	357
Total assets	14,147,978,035

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $49,815)	263,215
Overdraft due to custodian bank	675,479
Segregated cash due to broker	37,798,000
Unamortized upfront premiums received on credit default swap agreements	18,311,791
Unrealized depreciation on OTC swap agreements	6,794,477
Unrealized depreciation on forward foreign currency exchange contracts	9,694,638
Payable for:
Securities purchased	127,360,430
Fund shares redeemed	25,458,454
Distributions to shareholders	5,195,862
Management fees	2,783,586
Variation margin on interest rate swap agreements	1,059,902
Fund accounting/administration fees	844,870
Protection fees on credit default swap agreements	656,544
Transfer agent/maintenance fees	611,275
Distribution and service fees	492,447
Variation margin on centrally cleared credit default swap agreements	236,871
Trustees’ fees*	17,517
Miscellaneous	590,165
Total liabilities	238,845,523
Net assets	$13,909,132,512

Net assets consist of:
Paid in capital	$13,613,811,661
Total distributable earnings (loss)	295,320,851
Net assets	$13,909,132,512

A-Class:
Net assets	$609,602,096
Capital shares outstanding	22,228,140
Net asset value per share	$27.42
Maximum offering price per share (Net asset value divided by 96.00%)	$28.56

C-Class:
Net assets	$286,049,513
Capital shares outstanding	10,429,311
Net asset value per share	$27.43

P-Class:
Net assets	$819,770,259
Capital shares outstanding	29,899,271
Net asset value per share	$27.42

Institutional Class:
Net assets	$12,138,270,105
Capital shares outstanding	442,224,615
Net asset value per share	$27.45

R6-Class:
Net assets	$55,440,539
Capital shares outstanding	2,018,671
Net asset value per share	$27.46

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$35,866
Dividends from securities of affiliated issuers	5,479,813
Interest from unaffiliated issuers	375,969,837
Interest from affiliated issuers	681
Other income	12,255
Total investment income	381,498,452

Expenses:
Management fees	47,218,416
Distribution and service fees:
A-Class	1,547,698
C-Class	2,732,709
P-Class	1,911,850
Transfer agent/maintenance fees:
A-Class	1,278,184
C-Class	275,068
P-Class	896,639
Institutional Class	7,946,140
R6-Class	5,785
Fund accounting/administration fees	9,685,942
Line of credit fees	970,902
Professional fees	746,278
Custodian fees	409,395
Trustees’ fees*	266,401
Interest expense	17,030
Miscellaneous	1,364,293
Recoupment of previously waived fees:
P-Class	9,203
R6-Class	2,007
Total expenses	77,283,940
Less:
Expenses reimbursed by Adviser:
A-Class	(963,213)
C-Class	(135,932)
P-Class	(519,999)
Institutional Class	(6,786,818)
R6-Class	(2,761)
Expenses waived by Adviser	(638,150)
Earnings credits applied	(341,586)
Total waived/reimbursed expenses	(9,388,459)
Net expenses	67,895,481
Net investment income	313,602,971

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	43,184,084
Investments in affiliated issuers	(1,603,739)
Distributions received from affiliated investment companies	33,541
Swap agreements	(52,953,040)
Futures contracts	(11,798,503)
Options purchased	(19,497,984)
Options written	3,818,640
Forward foreign currency exchange contracts	26,623,106
Foreign currency transactions	(1,307,983)
Net realized loss	(13,501,878)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	491,233,269
Investments in affiliated issuers	(1,499,730)
Swap agreements	(74,620,213)
Options purchased	(5,190,154)
Forward foreign currency exchange contracts	14,016,777
Foreign currency translations	244,707
Net change in unrealized appreciation (depreciation)	424,184,656
Net realized and unrealized gain	410,682,778
Net increase in net assets resulting from operations	$724,285,749

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$313,602,971	$274,573,149
Net realized gain (loss) on investments	(13,501,878)	43,660,869
Net change in unrealized appreciation (depreciation) on investments	424,184,656	(182,445,396)
Net increase in net assets resulting from operations	724,285,749	135,788,622

Distributions to shareholders:
A-Class	(17,650,066)	(18,699,133)
C-Class	(5,704,804)	(4,951,071)
P-Class	(21,602,062)	(18,342,874)
Institutional Class	(321,960,314)	(226,254,584)
R6-Class	(1,386,227)	(865,517)
Total distributions to shareholders	(368,303,473)	(269,113,179)

Capital share transactions:
Proceeds from sale of shares
A-Class	291,044,602	407,895,750
C-Class	79,694,391	81,807,500
P-Class	351,341,399	449,910,679
Institutional Class	6,140,295,101	5,167,683,542
R6-Class	24,004,225	41,692,891
Distributions reinvested
A-Class	15,903,479	15,679,136
C-Class	4,753,753	4,111,804
P-Class	21,298,550	18,176,643
Institutional Class	260,717,634	183,827,711
R6-Class	1,386,227	791,740
Cost of shares redeemed
A-Class	(304,339,035)	(568,610,410)
C-Class	(71,478,334)	(67,984,756)
P-Class	(313,106,525)	(291,745,596)
Institutional Class	(3,528,943,102)	(2,703,743,736)
R6-Class	(8,999,085)	(18,007,700)
Net increase from capital share transactions	2,963,573,280	2,721,485,198
Net increase in net assets	3,319,555,556	2,588,160,641

Net assets:
Beginning of year	10,589,576,956	8,001,416,315
End of year	$13,909,132,512	$10,589,576,956

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	10,870,632	15,135,128
C-Class	2,970,672	3,034,563
P-Class	13,120,761	16,683,240
Institutional Class	228,795,854	191,850,977
R6-Class	890,426	1,544,316
Shares issued from reinvestment of distributions
A-Class	592,684	582,204
C-Class	177,175	152,729
P-Class	793,377	675,415
Institutional Class	9,694,369	6,824,628
R6-Class	51,500	29,388
Shares redeemed
A-Class	(11,329,916)	(21,162,856)
C-Class	(2,663,801)	(2,526,601)
P-Class	(11,696,424)	(10,851,945)
Institutional Class	(131,586,335)	(100,449,512)
R6-Class	(334,949)	(668,132)
Net increase in shares	110,346,025	100,853,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.69	$27.05	$27.23	$26.50	$26.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.72	.83	.96	.94
Net gain (loss) on investments (realized and unrealized)	.85	(.37)	.05	.81	(.25)
Total from investment operations	1.49	.35	.88	1.77	.69
Less distributions from:
Net investment income	(.65)	(.71)	(.95)	(1.04)	(1.09)
Net realized gains	(.11)	—	(.11)	—	(.04)
Total distributions	(.76)	(.71)	(1.06)	(1.04)	(1.13)
Net asset value, end of period	$27.42	$26.69	$27.05	$27.23	$26.50

Total Return[b]	5.70%	1.28%	3.33%	6.88%	2.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$609,602	$589,760	$744,989	$548,223	$435,760
Ratios to average net assets:
Net investment income (loss)	2.37%	2.66%	3.08%	3.63%	3.50%
Total expenses[c]	0.96%	0.93%	1.02%	1.15%	1.10%
Net expenses[d,e,h]	0.80%	0.81%	0.87%	0.97%	0.91%
Portfolio turnover rate	68%	48%	72%	86%	74%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.69	$27.05	$27.23	$26.50	$26.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.52	.65	.75	.74
Net gain (loss) on investments (realized and unrealized)	.87	(.38)	.03	.82	(.25)
Total from investment operations	1.30	.14	.68	1.57	.49
Less distributions from:
Net investment income	(.45)	(.50)	(.75)	(.84)	(.89)
Net realized gains	(.11)	—	(.11)	—	(.04)
Total distributions	(.56)	(.50)	(.86)	(.84)	(.93)
Net asset value, end of period	$27.43	$26.69	$27.05	$27.23	$26.50

Total Return[b]	4.95%	0.53%	2.58%	6.08%	1.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,050	$265,486	$251,177	$216,255	$89,320
Ratios to average net assets:
Net investment income (loss)	1.62%	1.93%	2.44%	2.82%	2.75%
Total expenses[c]	1.60%	1.62%	1.74%	1.83%	1.80%
Net expenses[d,e,h]	1.55%	1.55%	1.60%	1.69%	1.63%
Portfolio turnover rate	68%	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$26.69	$27.04	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.72	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	.86	(.36)	.03	.84	(.43)
Total from investment operations	1.49	.36	.88	1.80	(.07)
Less distributions from:
Net investment income	(.65)	(.71)	(.96)	(1.06)	(.42)
Net realized gains	(.11)	—	(.11)	—	—
Total distributions	(.76)	(.71)	(1.07)	(1.06)	(.42)
Net asset value, end of period	$27.42	$26.69	$27.04	$27.23	$26.49

Total Return	5.70%	1.32%	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$819,770	$738,694	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	2.37%	2.69%	3.14%	3.58%	3.20%
Total expenses[c]	0.87%	0.91%	1.03%	0.96%	1.02%
Net expenses[d,e,h]	0.80%	0.80%	0.86%	0.82%	0.84%
Portfolio turnover rate	68%	48%	72%	86%	74%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$26.71	$27.07	$27.26	$26.53	$26.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.80	.93	1.05	1.03
Net gain (loss) on investments (realized and unrealized)	.87	(.37)	.04	.82	(.25)
Total from investment operations	1.58	.43	.97	1.87	.78
Less distributions from:
Net investment income	(.73)	(.79)	(1.05)	(1.14)	(1.18)
Net realized gains	(.11)	—	(.11)	—	(.04)
Total distributions	(.84)	(.79)	(1.16)	(1.14)	(1.22)
Net asset value, end of period	$27.45	$26.71	$27.07	$27.26	$26.53

Total Return	6.03%	1.59%	3.68%	7.26%	2.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,138,270	$8,957,902	$6,418,897	$3,024,918	$1,409,171
Ratios to average net assets:
Net investment income (loss)	2.64%	2.99%	3.47%	3.94%	3.83%
Total expenses[c]	0.58%	0.58%	0.68%	0.79%	0.76%
Net expenses[d,e,h]	0.51%	0.50%	0.52%	0.59%	0.57%
Portfolio turnover rate	68%	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[g]
Per Share Data
Net asset value, beginning of period	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.81	.86
Net gain (loss) on investments (realized and unrealized)	.86	(.38)	.18
Total from investment operations	1.57	.43	1.04
Less distributions from:
Net investment income	(.73)	(.79)	(.99)
Net realized gains	(.11)	—	(.11)
Total distributions	(.84)	(.79)	(1.10)
Net asset value, end of period	$27.46	$26.73	$27.09

Total Return	5.99%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,441	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.64%	3.00%	3.35%
Total expenses[c]	0.52%	0.53%	0.65%
Net expenses[d,e,h]	0.51%	0.50%	0.51%
Portfolio turnover rate	68%	48%	72%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The portion of the ratios of total and net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.01%
C-Class	—	0.00%*	0.01%
P-Class	0.00%*	0.00%*	0.01%
Institutional Class	—	0.00%*	—
R6-Class	0.00%*	0.00%*	—

*	Less than 0.01%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.79%	0.80%	0.84%	0.87%	0.84%
C-Class	1.54%	1.55%	1.57%	1.60%	1.56%
P-Class	0.79%	0.80%	0.83%	0.75%	0.75%
Institutional Class	0.50%	0.49%	0.49%	0.49%	0.50%
R6-Class	0.50%	0.49%	0.48%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At September 30, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments

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in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

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Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

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(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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Upfront payments received or made by a Fund on credit default and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are

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presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

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(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019, are disclosed in the Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

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NOTES TO FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Purchased
Use	Call	Put
Hedge, Income	$143,983,828	$5,507,775,243

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Written
Use	Call	Put
Hedge	$—	$136,641,910

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Purchased
Use	Long	Short
Hedge	$—	$118,224,046

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap

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agreement. A fund utilizing total return swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long		Short
Income	$—	*	$—

*

Total return swap agreements were outstanding for 40 days during the year ended September 30, 2019. The daily average outstanding notional amount of total return swap agreements during the period was $49,143,824.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$304,555,167	$956,554,417

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will

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take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$1,967,988,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

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NOTES TO FINANCIAL STATEMENTS (continued)

	Average Value
Use	Purchased	Sold
Hedge, Income	$219,360,969	$1,890,891,342

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements
Credit contracts		Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$207,143	$—	$20,262,806	$49,984,103	$70,454,052

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Written Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$6,530,484	$27,948,211	$—	$9,694,638	$44,173,333

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Equity contracts	Net realized gain (loss) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$(11,798,503)	$(37,910,713)	$(15,042,327)	$3,818,640	$(15,769)	$(19,482,215)	$26,623,106	$(53,807,781)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$—	$(46,672,002)	$(27,948,211)	$—	$(7,730,154)	$2,540,000	$14,016,777	$(65,793,590)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$49,984,103	$—	$49,984,103	$(9,833,218)	$(33,005,716)	$7,145,169
Options purchased contracts	20,262,806	—	20,262,806	(6,433,432)	(4,130,000)	9,699,374

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$6,551,587	$—	$6,551,587	$(6,551,587)	$—	$—
Forward foreign currency exchange contracts	9,694,638	—	9,694,638	(9,694,638)	—	—
Total return swap agreements	242,890	—	242,890	(20,425)	(222,465)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of September 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$17,780,162	$—
BofA Securities, Inc.	Forward foreign currency exchange contracts	—	2,025,000
BofA Securities, Inc.	Interest rate swap agreements	34,662,505	—
Citibank N.A.	Forward foreign currency exchange contracts	—	13,571,000
Deutsche Bank	Forward foreign currency exchange contracts, Total return swap agreements	330,000	—
Goldman Sachs & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	7,240,000
J.P. Morgan Securities LLC	Forward foreign currency exchange contracts	—	10,180,000
Morgan Stanley & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	4,130,000
Societe Generale	Repurchase agreements	—	652,000
Total		$52,772,667	$37,798,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - C-Class	1.54%	11/20/17	02/01/21
Total Return Bond Fund - P-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	Total
A-Class	$902,097	$807,942	$970,954	$2,680,993
C-Class	297,149	141,993	139,409	578,551
P-Class	562,669	661,267	529,763	1,753,699
Institutional Class	6,941,687	5,917,973	6,918,582	19,778,242
R6-Class	949	5,254	3,324	9,527

For the year ended September 30, 2019, GI recouped $11,210 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the Fund waived $484,841 related to investments in affiliated funds.

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2019, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2019	Average Balance Outstanding	Average Interest Rate
1	$—	$249,468,750	2.49%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$368,303,473	$—	$368,303,473

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$268,599,387	$513,792	$269,113,179

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$29,062,850	$—	$314,327,144	$(12,384,098)	$(35,685,045)	$295,320,851

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss
Short-Term	Long-Term	Carryforward
$—	$(12,384,098)	$(12,384,098)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, foreign currency gains and losses, “mark-to-market” of foreign currency exchange contracts, losses deferred due to wash sales, reclassification of distributions, dividends payable, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from bond premium/discount amortization, income accruals on certain investments, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would

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NOTES TO FINANCIAL STATEMENTS (continued)

require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences.

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$13,614,403,180	$417,321,754	$(102,942,472)	$314,379,282

Note 8 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,273,532,467	$3,238,733,476

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$4,419,862,020	$3,197,938,529

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$—	$9,201,899	$285,587

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	12/26/19	$383,518	$263,189
Aspect Software, Inc.	07/15/23	2,046	26
			$263,215

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.88% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,3]	11/30/11	$335,966	$6,784
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	6,257,062	5,841,000
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,222,102	22,603,621
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	295,621	208,191
Highland Park CDO I Ltd.
2006-1A, 2.53% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[1]	07/01/16	1,300,715	1,354,236
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	2,101,321	1,994,492
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	721,022	727,250
		$32,233,809	$32,735,574

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.04%	0.04%	80.42%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Special Meeting of Shareholders — Voting Results (Unaudited)

A joint special meeting of shareholders of Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

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As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s

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resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its

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performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s

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statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has

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continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim Ultra Short Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	USD-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ULTRA SHORT DURATION FUND	10
NOTES TO FINANCIAL STATEMENTS	41
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62
OTHER INFORMATION	64
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	78
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	85

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2019

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2019

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Ultra Short Duration Fund
A-Class	0.58%	1.27%	$ 1,000.00	$ 1,012.70	$ 2.93
Institutional Class	0.34%	1.30%	1,000.00	1,013.00	1.72

Table 2. Based on hypothetical 5% return (before expenses)
Ultra Short Duration Fund
A-Class	0.58%	5.00%	$ 1,000.00	$ 1,022.16	$ 2.94
Institutional Class	0.34%	5.00%	1,000.00	1,023.36	1.72

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Ultra Short Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Kris Dorr, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund. For the fiscal year ended September 30, 2019, Guggenheim Ultra Short Duration Fund Institutional Class returned 2.37%, compared with the 2.33% return of its benchmark, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53%, and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered the fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.

In response to the fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.

Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The Fund ended the fiscal year with its largest allocation in short maturity investment grade corporate bonds. Despite our longer-term view of the risks forming in the corporate bond market, we believed short-tenor corporate securities are a high-quality way to earn an attractive coupon. Given the short maturity profile of these instruments, we maintained a high conviction in the return of principal prior to any downturn in the credit markets.

The Fund’s allocation to structured credit, specifically collateralized loan obligations (“CLOs”) and commercial asset-backed securities (“ABS”), contributed positively to returns as these securities provided attractive and stable income. Moreover, the Fund’s allocation to Non-Agency residential mortgage-backed securities (“RMBS”) generated positive absolute return primarily from carry. Carry refers to the income received from portfolio investments over a defined period. Supportive housing fundamentals, a strong labor market, and shrinking outstanding supply of pre-crisis RMBS securities reinforced demand throughout the period.

The Fund employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.

The Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. As high-quality, short-term bonds posted gains, the hedge in the portfolio was a detractor.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. For the one-year period ended September 30, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
Government of Japan, 10/21/19	3.2%
U.S. Treasury Notes, 2.38%	2.9%
Capital One Multi-Asset Execution Trust, 1.99%	2.8%
Government of Japan, 01/10/20	2.1%
Government of Japan, 0.10%	1.8%
Ocwen Master Advance Receivables Trust, 2.51%	1.8%
American Express Credit Account Master Trust, 2.67%	1.2%
State of Israel, 0.50%	1.1%
Federative Republic of Brazil, 07/01/20	1.1%
Kingdom of Spain, 0.75%	1.1%
Top Ten Total	19.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	2.37%	2.02%	1.86%
Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index	2.33%	0.94%	0.84%

Since Inception (11/30/18)†
A-Class Shares	1.89%
Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index	1.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Capital 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on Institutional Class shares only; performance for A-Class shares will vary due to differences in fee structure. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

†	Return since commencement of operations is not annualized.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	33.5%
AA	8.2%
A	24.2%
BBB	17.2%
BB	3.0%
B	0.7%
NR2	3.8%
Other Instruments	9.4%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
ULTRA SHORT DURATION FUND

	Shares	Value
MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[1]	2,046,924	$2,046,924
Total Money Market Fund
(Cost $2,046,924)		2,046,924

	Face Amount~
ASSET-BACKED SECURITIES†† - 25.2%
Collateralized Loan Obligations - 13.2%
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	4,650,000	4,652,045
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	4,558,633	4,561,775
Avery Point VI CLO Ltd.
2018-6A, 3.34% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 08/05/27[2,3]	3,600,000	3,603,659
OZLM XII Ltd.
2018-12A, 3.32% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]	3,600,000	3,600,019
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	3,521,943	3,516,086

MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,450,000	3,450,071
Seneca Park CLO Limited
2017-1A, 3.42% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	3,434,954	3,441,994
Figueroa CLO Ltd.
2018-2A, 3.01% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[2,3]	3,394,717	3,382,551
California Street CLO IX, LP
2019-9A, 9.28% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32[2,3]	3,000,000	3,000,897
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	1,655,654	1,655,054
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	1,000,000	999,050
Crown Point CLO III Ltd.
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	2,300,000	2,300,924

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	2,250,000	$2,247,767
Mountain Hawk II CLO Ltd.
2018-2A, 3.88% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	2,000,000	2,000,276
KVK CLO Ltd.
2017-1A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,800,000	1,793,710
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,773,235
BlueMountain CLO XXV Ltd.
2019-25A, 2.94% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/15/32[2,3]	1,750,000	1,750,831
Garrison BSL CLO Ltd.
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,750,000	1,750,148
Midocean Credit CLO V
2018-5A, 3.90% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	1,750,000	1,729,454
THL Credit Wind River CLO Ltd.
2019-1A, 3.18% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	1,500,000	1,500,339
Voya CLO Ltd.
2019-2A, 2.90% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[2,3]	1,500,000	1,500,178
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,457,000	1,448,250
Marathon CLO V Ltd.
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,021,117	1,017,076
BDS
2018-FL2, 2.97% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	971,114	968,861
Staniford Street CLO Ltd.
2017-1A, 3.30% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 06/15/25[2,3]	778,346	778,034

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
GPMT Ltd.
2018-FL1, 2.94% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	767,906	$767,466
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[2,3]	568,533	565,402
Venture XVI CLO Ltd.
2018-16A, 3.15% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	400,000	398,605
Total Collateralized Loan Obligations		60,153,757

Credit Card - 4.7%
Capital One Multi-Asset Execution Trust
2017-A4, 1.99% due 07/17/23	12,750,000	12,752,951
American Express Credit Account Master Trust
2018-1, 2.67% due 10/17/22	5,650,000	5,664,480
Chase Issuance Trust
2015-A4, 1.84% due 04/15/22	3,100,000	3,096,675
Total Credit Card		21,514,106

Financial - 3.4%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[2,3]	3,100,000	3,100,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,2,3	3,050,000	3,050,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,2,3	1,850,000	1,850,000
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[2,3]	1,000,000	1,001,013
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[2,3]	900,000	900,521
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[2,3]	600,000	600,000
Barclays Bank plc
GMTn, 2.62% (1 Month USD LIBOR + 0.60%) due 06/02/20[2,3]	2,150,000	2,145,441
GMTN, 2.86% due 10/31/19	2,050,000	2,050,296
Madison Avenue Securitization Trust
due 11/01/20[3]	700,000	700,000
Total Financial		15,397,271

Automotive - 2.6%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[2]	4,650,000	4,656,528
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[2]	4,650,000	4,653,534
Carmax Auto Owner Trust
2019-3, 2.26% due 08/17/20	2,423,143	2,422,928
Total Automotive		11,732,990

Transport-Container - 0.9%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	3,141,667	3,141,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	1,087,542	$1,086,660
Total Transport-Container		4,227,878

Transport-Aircraft - 0.4%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	975,249	986,458
Raspro Trust
2005-1A, 3.20% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[2,3]	607,578	599,500
Total Transport-Aircraft		1,585,958
Total Asset-Backed Securities
(Cost $114,644,513)		114,611,960

CORPORATE BONDS†† - 23.0%
Financial - 11.4%
Wells Fargo & Co.
3.11% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,800,000	2,817,146
HSBC Holdings plc
2.72% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	2,600,000	2,602,677
Lloyds Bank plc
2.70% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	2,600,000	2,599,735
Citigroup, Inc.
3.13% (3 Month USD LIBOR + 0.79%) due 01/10/20[3]	2,300,000	2,302,873
3.48% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	250,000	253,731
BNZ International Funding Ltd.
2.85% (3 Month USD LIBOR + 0.70%) due 02/21/20[2,3]	2,550,000	2,556,203
UBS Group Funding Switzerland AG
4.08% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,400,000	1,429,241
3.57% (3 Month USD LIBOR + 1.44%) due 09/24/20[2,3]	1,100,000	1,114,463
Capital One Financial Corp.
2.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,535,000	2,538,960
Huntington National Bank
2.64% (3 Month USD LIBOR + 0.51%) due 03/10/20[3]	2,525,000	2,529,120
Citizens Bank North America/Providence RI
2.68% (3 Month USD LIBOR + 0.54%) due 03/02/20[3]	2,525,000	2,527,827
Credit Agricole S.A.
3.10% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	2,495,000	2,508,848
Goldman Sachs Group, Inc.
2.83% (3 Month USD LIBOR + 0.73%) due 12/27/20[3]	1,400,000	1,401,356
3.90% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,050,000	1,070,326
Sumitomo Mitsui Trust Bank Ltd.
3.21% (3 Month USD LIBOR + 0.91%) due 10/18/19[2,3]	2,375,000	2,376,269

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Svenska Handelsbanken AB
2.60% (3 Month USD LIBOR + 0.47%) due 05/24/21[3]	2,250,000	$2,257,817
American Express Co.
2.65% (3 Month USD LIBOR + 0.53%) due 05/17/21[3]	2,150,000	2,155,595
AvalonBay Communities, Inc.
2.73% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,050,000	2,048,866
Synchrony Financial
3.52% (3 Month USD LIBOR + 1.23%) due 02/03/20[3]	1,800,000	1,803,862
Sumitomo Mitsui Financial Group, Inc.
3.78% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,374,529
Mitsubishi UFJ Financial Group, Inc.
4.02% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	1,234,000	1,259,862
Discover Bank
3.10% due 06/04/20	1,100,000	1,105,949
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	900,000	912,364
4.63% due 10/30/20	150,000	153,552
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,000,000	1,023,321
Santander UK plc
2.76% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	980,000	980,895
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	920,000	921,304
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[3]	920,000	920,750
UBS AG
2.68% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	870,000	872,333
JPMorgan Chase & Co.
2.40% due 06/07/21	775,000	778,685
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	600,000	604,208
Morgan Stanley
5.50% due 07/24/20	555,000	569,953
Essex Portfolio, LP
5.20% due 03/15/21	300,000	310,393
Australia & New Zealand Banking Group Ltd.
3.13% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	300,000	303,385
Swedbank AB
2.65% due 03/10/21[2]	300,000	301,017
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	250,000	250,668
American Tower Corp.
2.80% due 06/01/20	230,000	230,876
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	194,000	194,017
Total Financial		51,962,976

Consumer, Non-cyclical - 4.6%
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	2,650,000	2,660,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Express Scripts Holding Co.
2.87% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	2,530,000	$2,530,205
Zimmer Biomet Holdings, Inc.
2.91% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,400,000	1,400,025
2.70% due 04/01/20	1,070,000	1,071,826
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	2,450,000	2,455,563
Bayer US Finance II LLC
2.74% (3 Month USD LIBOR + 0.63%) due 06/25/21[2,3]	1,700,000	1,698,047
CVS Health Corp.
2.82% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,050,000	1,055,064
2.73% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	115,000	115,227
Constellation Brands, Inc.
2.25% due 11/06/20	1,050,000	1,050,334
Mondelez International, Inc.
3.00% due 05/07/20	1,040,000	1,045,323
Quest Diagnostics, Inc.
2.50% due 03/30/20	1,030,000	1,031,024
Molson Coors Brewing Co.
2.25% due 03/15/20	1,025,000	1,024,374
Conagra Brands, Inc.
3.03% (3 Month USD LIBOR + 0.75%) due 10/22/20[3]	1,000,000	1,000,204
Bayer US Finance LLC
2.38% due 10/08/19[2]	1,000,000	999,992
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	950,000	957,222
Keurig Dr Pepper, Inc.
3.55% due 05/25/21	500,000	510,687
Zoetis, Inc.
3.45% due 11/13/20	230,000	232,972
Biogen, Inc.
2.90% due 09/15/20	100,000	100,721
Total Consumer, Non-cyclical		20,939,335

Industrial - 1.8%
Siemens Financieringsmaatschappij N.V.
2.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,870,000	1,885,614
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,200,000	1,204,856
Rolls-Royce plc
2.38% due 10/14/20[2]	1,000,000	1,001,122
L3Harris Technologies, Inc.
2.70% due 04/27/20	930,000	931,861
Molex Electronic Technologies LLC
2.88% due 04/15/20[2]	900,000	901,453
Northrop Grumman Corp.
2.08% due 10/15/20	550,000	550,185
3.50% due 03/15/21	250,000	254,623
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	600,000	599,729
Ryder System, Inc.
2.50% due 05/11/20	540,000	540,928
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.05% due 01/09/20[2]	320,000	320,385
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	170,000	170,310

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
GATX Corp.
2.60% due 03/30/20	70,000	$70,066
Total Industrial		8,431,132

Energy - 1.8%
Equities Corp.
2.87% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	2,200,000	2,194,992
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	1,025,000	1,058,739
Florida Gas Transmission Company LLC
5.45% due 07/15/20[2]	980,000	1,002,619
Energy Transfer Operating, LP
7.50% due 10/15/20	900,000	945,806
Reliance Holding USA, Inc.
4.50% due 10/19/20[2]	900,000	917,433
Marathon Petroleum Corp.
3.40% due 12/15/20	885,000	894,769
Occidental Petroleum Corp.
2.60% due 08/13/21	850,000	855,536
Phillips 66
2.73% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	350,000	350,016
Total Energy		8,219,910

Technology - 1.3%
Fiserv, Inc.
2.70% due 06/01/20	1,100,000	1,102,931
International Business Machines Corp.
2.80% due 05/13/21	1,050,000	1,064,060
Analog Devices, Inc.
2.95% due 01/12/21	1,000,000	1,007,502
Fidelity National Information Services, Inc.
3.63% due 10/15/20	900,000	912,000
CA, Inc.
5.38% due 12/01/19	900,000	904,320
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	900,000	899,943
Total Technology		5,890,756

Consumer, Cyclical - 0.6%
Marriott International, Inc.
2.74% (3 Month USD LIBOR + 0.60%) due 12/01/20[3]	1,000,000	1,003,225
Starbucks Corp.
2.10% due 02/04/21	1,000,000	1,000,942
McDonald’s Corp.
3.50% due 07/15/20	700,000	708,039
Total Consumer, Cyclical		2,712,206

Communications - 0.6%
Deutsche Telekom International Finance BV
2.88% (3 Month USD LIBOR + 0.58%) due 01/17/20[2,3]	2,515,000	2,517,989
Telefonica Emisiones S.A.
5.13% due 04/27/20	75,000	76,200
Total Communications		2,594,189

Utilities - 0.6%
Ameren Corp.
2.70% due 11/15/20	1,000,000	1,005,230
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]	1,000,000	1,000,425
Southern Power Co.
2.38% due 06/01/20	400,000	400,344
PSEG Power LLC
5.13% due 04/15/20	130,000	131,972
Total Utilities		2,537,971

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Basic Materials - 0.3%
Newmont Goldcorp Corp.
5.13% due 10/01/19	900,000	$900,000
Georgia-Pacific LLC
5.40% due 11/01/20[2]	400,000	413,767
Total Basic Materials		1,313,767
Total Corporate Bonds
(Cost $104,350,505)		104,602,242

FOREIGN GOVERNMENT DEBT†† - 18.6%
Government of Japan
due 10/21/19[5]	JPY 1,548,700,000	14,326,033
due 01/10/20[5]	JPY 1,027,200,000	9,507,562
0.10% due 07/01/21	JPY 893,000,000	8,319,424
due 01/20/20[5]	JPY 536,000,000	4,961,515
0.10% due 06/01/20	JPY 402,300,000	3,731,039
0.10% due 09/01/20	JPY 373,000,000	3,463,271
0.10% due 06/20/20	JPY 152,000,000	1,409,928
0.10% due 04/15/20	JPY 131,700,000	1,220,800
0.10% due 03/20/20	JPY 37,000,000	342,861
2.40% due 03/20/20	JPY 15,000,000	140,476
2.20% due 06/22/20	JPY 6,100,000	57,440
1.30% due 03/20/20	JPY 6,000,000	55,908
State of Israel
0.50% due 01/31/21	ILS 18,000,000	5,202,874
1.00% due 04/30/21	ILS 12,120,000	3,532,493
5.00% due 01/31/20	ILS 9,600,000	2,805,225
5.50% due 01/31/22	ILS 3,710,000	1,197,108
Federative Republic of Brazil
due 07/01/20[5]	BRL 22,160,000	5,154,544
due 07/01/21[5]	BRL 19,000,000	4,186,876
due 01/01/20[5]	BRL 9,690,000	2,305,406
Kingdom of Spain
0.75% due 07/30/21	EUR 4,590,000	5,119,461
4.00% due 04/30/20	EUR 2,950,000	3,299,356
due 01/17/20[5]	EUR 1,490,000	1,626,752
Republic of Portugal
due 01/17/20[5]	EUR 1,410,000	1,539,311
4.80% due 06/15/20	EUR 890,000	1,006,660
Total Foreign Government Debt
(Cost $85,298,832)		84,512,323

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.8%
Residential Mortgage Backed Securities - 11.4%
Ocwen Master Advance Receivables Trust
2019-T1, 2.51% due 08/15/50[2]	8,200,000	8,220,287
CSMC Series
2014-7R, 2.30% (WAC) due 10/27/36[2,3]	3,612,952	3,590,348
2014-2R, 2.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	3,229,587	3,139,259
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	4,065,790	4,083,832
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,420,866	1,446,844
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,315,487	1,328,029
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	811,859	808,737
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	3,155,272	3,192,894
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	3,123,816	3,045,697
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[2]	2,550,000	2,555,403

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,550,000	$2,528,375
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	2,392,480	2,419,080
Accredited Mortgage Loan Trust
2006-2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 09/25/36[3]	2,429,757	2,389,247
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,913,697	1,952,102
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,500,000	1,503,061
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	1,425,328	1,427,223
NRPL Trust
2019-3, 3.00% (WAC) due 06/01/59[2,3]	1,250,000	1,246,263
Banc of America Funding Trust
2015-R2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,200,000	1,179,949
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	714,058	718,696
2018-2, 3.47% (WAC) due 07/27/48[2,3]	417,840	419,267
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[2,3]	970,813	969,567
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[2,3]	956,232	958,216
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	959,430	958,018
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[2,3]	833,635	833,943
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	589,371	585,793
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[2,3]	500,000	506,172
Total Residential Mortgage Backed Securities		52,006,302

Commercial Mortgage Backed Securities - 2.4%
Morgan Stanley Capital I Trust
2018-H3, 1.00% (WAC) due 07/15/51[3,6]	46,728,884	2,703,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	2,524,000	$2,627,421
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[2]	2,000,000	2,030,618
Citigroup Commercial Mortgage Trust
2019-GC41, 1.19% (WAC) due 08/10/56[3,6]	24,996,357	2,020,480
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[2]	1,400,000	1,423,169
Total Commercial Mortgage Backed Securities		10,804,945
Total Collateralized Mortgage Obligations
(Cost $62,383,471)		62,811,247

U.S. GOVERNMENT SECURITIES†† - 6.4%
U.S. Treasury Notes
2.38% due 02/29/24	12,897,000	13,342,853
3.38% due 11/15/19	4,900,000	4,907,763
1.75% due 11/30/19	2,775,000	2,773,585
1.50% due 10/31/19	2,220,000	2,218,912
1.50% due 11/30/19	1,630,000	1,628,508
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[7]	4,254,466	4,241,504
Total U.S. Government Securities
(Cost $29,180,690)		29,113,125

MUNICIPAL BONDS†† - 0.0%
Colorado - 0.0%
State of Colorado Certificate Of Participation
4.86% due 03/15/20	25,000	25,338

Texas - 0.0%
Lindale Independent School District General Obligation Unlimited
6.16% due 02/15/20	10,000	10,155
Total Municipal Bonds
(Cost $35,419)		35,493

REPURCHASE AGREEMENTS††,8 - 9.1%
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35% due 10/01/19	5,084,000	5,084,000
issued 09/24/19 at 3.00% due 10/01/19	4,000,000	4,000,000
issued 09/25/19 at 3.00% due 10/01/19	3,000,000	3,000,000
issued 09/27/19 at 2.50% due 10/01/19	1,985,000	1,985,000
issued 09/30/19 at 2.37% due 10/01/19	1,519,000	1,519,000
BNP Paribas
issued 08/01/19 at 2.47% due 11/01/19	6,050,000	6,050,000
issued 08/09/19 at 2.47% due 11/01/19	750,000	750,000
issued 09/16/19 at 2.33% due 12/16/19	200,000	200,000
Societe Generale
issued 07/09/19 at 2.74% (3 Month USD LIBOR + 0.40%) due 04/07/20[3]	2,659,200	2,659,200
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[3]	2,250,000	2,250,000

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

	Face Amount~	Value
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%) due 04/07/20[3]	1,650,000	$1,650,000
BofA Securities, Inc.
issued 09/25/19 at 2.80% due 10/01/19	5,800,000	5,800,000
Barclays Capital Inc.
issued 09/05/19 at 2.27% (1 Month USD LIBOR + 0.25%) due 11/04/19[3]	3,221,874	3,221,874
Deutsche Bank
issued 08/06/19 at 2.62% due 11/06/19	3,216,000	3,216,000
Total Repurchase Agreements
(Cost $41,385,074)		41,385,074

COMMERCIAL PAPER†† - 5.3%
Spire, Inc.
2.27% due 10/10/19[2,4]	4,700,000	4,697,333
Marriott International, Inc.
2.24% due 11/18/19[2,4]	4,700,000	4,685,963
McKesson Corp.
2.55% due 10/04/19[2,4]	4,500,000	4,499,044
Vodafone Group plc
2.23% due 12/03/19[2,4]	4,500,000	4,481,999
Walgreens Boots Alliance, Inc.
2.41% due 01/13/20[4]	3,000,000	2,979,875
Ryder System, Inc.
2.27% due 10/01/19[4]	2,800,000	2,800,000
Total Commercial Paper
(Cost $24,143,545)		24,144,214

Total Investments - 101.9%
(Cost $463,468,973)		$463,262,602
Other Assets & Liabilities, net - (1.9)%		(8,694,630)
Total Net Assets - 100.0%		$454,567,972

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	112	Dec 2019	$13,345,500	$62,852

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$24,960,000	$(541,904)	$(246,140)	$(295,764)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	$3,280,000	$(65,240)	$(813)	$(64,427)
Goldman Sachs International	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	6,840,000	(136,052)	(13,359)	(122,693)
						$(201,292)	$(14,172)	$(187,120)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	$5,038,000	$9,915	$7,810	$2,105
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	1,550,000	3,489	287	3,202
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,014,000	2,265	1,893	372
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	579,000	1,274	1,125	149
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	579,000	(1,274)	88	(1,362)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	1,014,000	(2,265)	88	(2,353)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	5,038,000	(9,915)	94	(10,009)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.28%	Quarterly	11/07/28	550,000	(81,106)	616	(81,722)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23	2,450,000	(162,126)	(256)	(161,870)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.21%	Quarterly	11/07/25	1,650,000	(164,027)	475	(164,502)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21	$11,700,000	$(365,571)	$2,303	$(367,874)
								$(769,341)	$14,523	$(783,864)

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$1,547,472	$(7,655)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation
Citibank N.A., New York	17,700,000	BRL	07/01/20	$4,423,346	$4,196,087	$227,259
JPMorgan Chase Bank, N.A.	15,500,000	BRL	10/01/19	3,950,813	3,734,220	216,593
Citibank N.A., New York	12,050,000	BRL	10/01/19	3,063,892	2,903,055	160,837
Goldman Sachs International	3,068,000	EUR	04/30/20	3,518,383	3,396,881	121,502
Goldman Sachs International	12,000,000	BRL	10/01/19	3,005,760	2,891,009	114,751
Citibank N.A., New York	8,240,000	BRL	07/01/21	1,997,147	1,887,921	109,226
Citibank N.A., New York	464,232,000	JPY	07/01/21	4,571,102	4,466,472	104,630
JPMorgan Chase Bank, N.A.	9,900,000	BRL	07/01/21	2,372,110	2,268,253	103,857
Goldman Sachs International	4,460,000	BRL	07/01/20	1,158,140	1,057,319	100,821
Barclays Bank plc	429,214,500	JPY	07/01/21	4,219,984	4,129,562	90,422
Barclays Bank plc	1,490,000	EUR	01/17/20	1,720,801	1,638,375	82,426
Goldman Sachs International	1,410,000	EUR	01/17/20	1,628,153	1,550,408	77,745
Goldman Sachs International	2,216,500	EUR	07/30/21	2,574,742	2,522,225	52,517
JPMorgan Chase Bank, N.A.	1,890,000	BRL	01/02/20	495,023	453,141	41,882
JPMorgan Chase Bank, N.A.	2,407,925	EUR	07/30/21	2,779,155	2,740,053	39,102
Bank of America, N.A.	536,000,000	JPY	01/21/20	5,038,304	5,000,369	37,935
Citibank N.A., New York	7,800,000	BRL	01/02/20	1,901,368	1,870,107	31,261
Goldman Sachs International	1,548,700,000	JPY	10/21/19	14,367,553	14,345,305	22,248
Bank of America, N.A.	513,520	EUR	06/15/20	590,535	570,250	20,285
Citibank N.A., New York	347,173,500	JPY	06/01/20	3,284,394	3,264,779	19,615
JPMorgan Chase Bank, N.A.	373,186,500	JPY	09/01/20	3,547,299	3,528,704	18,595
Goldman Sachs International	419,200	EUR	06/15/20	482,323	465,510	16,813

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	131,765,850	JPY	04/15/20	$1,242,852	$1,235,629	$7,223
Bank of America, N.A.	152,076,000	JPY	06/22/20	1,438,343	1,431,900	6,443
Goldman Sachs International	860,000	BRL	07/01/21	201,476	197,040	4,436
Goldman Sachs International	821,800,000	JPY	01/10/20	7,665,043	7,661,446	3,597
JPMorgan Chase Bank, N.A.	37,018,500	JPY	03/23/20	349,607	346,658	2,949
JPMorgan Chase Bank, N.A.	55,327,650	JPY	06/01/20	522,921	520,295	2,626
Goldman Sachs International	21,219,000	JPY	03/23/20	200,469	198,705	1,764
Deutsche Bank AG	1,865,755,963	KRW	08/04/21	1,591,128	1,590,479	649
Goldman Sachs International	16,500	EUR	07/30/20	18,756	18,376	380
Goldman Sachs International	6,167,835	JPY	06/22/20	58,371	58,074	297
JPMorgan Chase Bank, N.A.	17,925	EUR	07/30/20	20,256	19,963	293
Citibank N.A., New York	205,400,000	JPY	01/10/20	1,915,097	1,914,895	202
Citibank N.A., New York	232,000	JPY	01/06/20	2,219	2,162	57
Citibank N.A., New York	232,000	JPY	07/01/20	2,241	2,186	55
Citibank N.A., New York	232,000	JPY	01/04/21	2,264	2,210	54
Barclays Bank plc	214,500	JPY	01/06/20	2,048	1,999	49
Barclays Bank plc	214,500	JPY	07/01/20	2,069	2,021	48
Barclays Bank plc	214,500	JPY	01/04/21	2,090	2,043	47
Citibank N.A., New York	173,500	JPY	12/02/19	1,621	1,611	10
JPMorgan Chase Bank, N.A.	186,500	JPY	03/02/20	1,752	1,744	8
Bank of America, N.A.	65,850	JPY	10/15/19	613	610	3
Bank of America, N.A.	76,000	JPY	12/20/19	709	707	2
Goldman Sachs International	67,100	JPY	12/20/19	626	624	2
JPMorgan Chase Bank, N.A.	27,650	JPY	12/02/19	258	257	1
Deutsche Bank AG	4,980,963	KRW	02/04/21	4,223	4,223	0
Deutsche Bank AG	4,980,963	KRW	08/05/20	4,198	4,198	0
Deutsche Bank AG	4,818,541	KRW	05/07/21	4,095	4,096	(1)
Deutsche Bank AG	4,980,963	KRW	02/05/20	4,170	4,171	(1)
Deutsche Bank AG	4,980,963	KRW	11/06/19	4,158	4,159	(1)
Deutsche Bank AG	4,872,681	KRW	05/11/20	4,092	4,093	(1)
Deutsche Bank AG	4,980,963	KRW	11/04/20	4,210	4,211	(1)
Bank of America, N.A.	39,207	ILS	04/30/20	11,425	11,455	(30)
Citibank N.A., New York	40,711	ILS	04/30/20	11,853	11,895	(42)
Bank of America, N.A.	33,642	ILS	01/31/20	9,652	9,766	(114)
Bank of America, N.A.	33,550	ILS	02/01/21	9,803	9,940	(137)
Goldman Sachs International	41,614	ILS	04/30/20	11,979	12,157	(178)
Bank of America, N.A.	643,550	ILS	01/31/22	190,795	193,487	(2,692)
Bank of America, N.A.	3,949,100	ILS	04/30/21	1,169,118	1,174,529	(5,411)
Citibank N.A., New York	4,100,600	ILS	04/30/21	1,211,792	1,219,588	(7,796)
Goldman Sachs International	3,270,500	ILS	01/31/22	968,615	983,292	(14,677)
Goldman Sachs International	4,177,700	ILS	04/30/21	1,223,307	1,242,519	(19,212)
Barclays Bank plc	4,305,000	ILS	01/31/20	1,217,994	1,249,728	(31,734)
Goldman Sachs International	18,261,214	ILS	02/01/21	5,336,843	5,410,454	(73,611)

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Depreciation
Goldman Sachs International	6,035,500	ILS	01/31/20	$1,667,386	$1,752,088	$(84,702)
						1,601,176
Citibank N.A., New York	3,955,000	BRL	10/01/19	961,842	952,828	(9,014)
Morgan Stanley Capital Services LLC	35,595,000	BRL	10/01/19	8,625,325	8,575,455	(49,870)
						$(58,884)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2019.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $179,253,550 (cost $178,951,232), or 39.4% of total net assets.

[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Security is an interest-only strip.
[7]	Face amount of security is adjusted for inflation.
[8]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$2,046,924	$—	$—	$2,046,924
Asset-Backed Securities	—	109,711,960	4,900,000	114,611,960
Corporate Bonds	—	104,602,242	—	104,602,242
Foreign Government Debt	—	84,512,323	—	84,512,323
Collateralized Mortgage Obligations	—	62,811,247	—	62,811,247
U.S. Government Securities	—	29,113,125	—	29,113,125
Municipal Bonds	—	35,493	—	35,493
Repurchase Agreements	—	41,385,074	—	41,385,074
Commercial Paper	—	24,144,214	—	24,144,214
Interest Rate Futures Contracts**	62,852	—	—	62,852
Interest Rate Swap Agreements**	—	5,828	—	5,828
Forward Foreign Currency Exchange Contracts**	—	1,841,517	—	1,841,517
Total Assets	$2,109,776	$458,163,023	$4,900,000	$465,172,799

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$482,884	$—	$482,884
Interest Rate Swap Agreements**	—	789,692	—	789,692
Total Return Swap Agreements**	—	7,655	—	7,655
Forward Foreign Currency Exchange Contracts**	—	299,225	—	299,225
Total Liabilities	$—	$1,579,456	$—	$1,579,456

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$4,900,000	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$4,900,000

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

Significant changes in a quote would generally result in significant changes in the fair value of the security.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2019:

Assets
Asset-Backed Securities
Beginning Balance	$—
Purchases/(Receipts)	4,900,000
(Sales, maturities and paydowns)/Fundings	—
Amortization of premiums/discounts	—
Total realized gains (losses) included in earnings	—
Total change in unrealized appreciation (depreciation) included in earnings	—
Ending Balance	$4,900,000
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2019	$—

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.35% - 3.00%			2.63%
10/01/19	$15,588,000	$15,589,153	02/28/23	$5,000,000	$5,173,000

			Ginnie Mae II Pool
			4.50%
			06/20/49	4,472,000	4,695,600

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
ULTRA SHORT DURATION FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			U.S. Treasury Note
			2.50%
			05/15/24	$3,883,000	$4,042,980

			Fannie Mae Pool
			3.50%
			09/01/49	2,000,000	2,054,800
				15,355,000	15,966,380

BNP Paribas			HSI Asset Securitization Corp. Trust
2.33% - 2.47%			2.21%
11/01/19 - 12/16/19	$7,000,000	$7,043,635	01/25/37	11,060,000	8,707,538

			Structured Asset Securities Corp Mortgage Loan Trust
			2.22%
			06/25/37	1,355,000	937,118

			Saxon Asset Securities Trust
			2.47%
			11/25/37	247,000	240,751
				12,662,000	9,885,407

Societe Generale			Freddie Mac Structured Agency Credit Risk
2.54% - 2.74% (3 Month USD LIBOR + 0.40%)			Debt Notes 4.32%
04/07/20*	6,559,200	6,681,456	09/25/30	2,046,060	2,065,907

			Fannie Mae Connecticut Avenue Securities
			4.82%
			02/25/30	1,534,000	1,563,913

			Fannie Mae Connecticut Avenue Securities
			4.57%
			12/25/30	1,100,000	1,118,920

			Citigroup Commercial Mortgage Trust
			4.71%
			12/15/36	1,100,000	1,100,660

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
ULTRA SHORT DURATION FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			BBCMS Trust
			5.06%
			07/15/37	$1,100,000	$1,100,000

			Connecticut Avenue Securities Trust
			4.02%
			07/25/39	624,000	625,498

			Freddie Mac Structured Agency Credit Risk Debt Notes
			4.67%
			12/25/29	623,000	624,495
				8,127,060	8,199,393

BofA Securities, Inc.			U.S. Treasury Note
2.80%			1.50%
10/01/19	$5,800,000	$5,800,451	09/30/24	5,946,000	5,931,135

Deutsche Bank			Covenant Credit Partners CLO III Ltd.
2.62%			8.45%
11/06/19	3,216,000	3,237,527	10/15/29	4,500,000	4,175,100

Barclays Capital Inc.
2.27% (1 Month USD LIBOR + 0.25%)			Hess Corp. 5.60%
11/04/19*	3,221,874	3,234,040	02/15/41	1,980,000	2,209,086

			Quicken Loans Inc.
			5.75%
			05/01/25	1,047,000	1,079,666

			Goldman Sachs Group Inc.
			5.00%
			Perpetual Maturity	175,000	171,798
				3,202,000	3,460,550

*

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENT OF ASSETS AND LIABILITIES
ULTRA SHORT DURATION FUND

September 30, 2019

Assets:
Investments, at value (cost $422,083,899)	$421,877,528
Repurchase agreements, at value (cost $41,385,074)	41,385,074
Cash	4,013,310
Segregated cash with broker	874,643
Unamortized upfront premiums paid on interest rate swap agreements	14,779
Unrealized appreciation on forward foreign currency exchange contracts	1,841,517
Prepaid expenses	19,162
Receivables:
Interest	1,676,521
Fund shares sold	761,050
Foreign tax reclaims	25,759
Dividends	13,870
Swap settlement	1,251
Total assets	472,504,464

Liabilities:
Segregated cash due to broker	870,000
Due to custodian	220
Unamortized upfront premiums received on credit default swap agreements	260,312
Unamortized upfront premiums received on interest rate swap agreements	256
Unrealized depreciation on OTC swap agreements	194,775
Unrealized depreciation on forward foreign currency exchange contracts	299,225
Payable for:
Fund shares redeemed	15,084,471
Securities purchased	703,883
Distributions to shareholders	163,515
Variation margin on interest rate swap agreements	141,723
Management fees	72,538
Fund accounting/administration fees	12,556
Protection fees on credit default swap agreements	10,719
Variation margin on futures contracts	7,000
Distribution and service fees	5,452
Variation margin on credit default swap agreements	3,278
Trustees’ fees*	1,464
Transfer agent and administrative fees	921
Transfer agent/maintenance fees	197
Due to Investment Adviser	178
Miscellaneous	103,809
Total liabilities	17,936,492
Net assets	$454,567,972

Net assets consist of:
Paid in capital	$455,425,773
Total distributable earnings (loss)	(857,801)
Net assets	$454,567,972

A-Class:
Net assets	$31,153,783
Capital shares outstanding	3,126,267
Net asset value per share	$9.97

Institutional Class:
Net assets	$423,414,189
Capital shares outstanding	42,511,736
Net asset value per share	$9.96

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
ULTRA SHORT DURATION FUND

Year Ended September 30, 2019

Investment Income:
Dividends	$149,408
Interest	10,855,792
Total investment income	11,005,200

Expenses:
Management fees	827,640
Distribution and service fees:
A-Class	14,111
Transfer agent/maintenance fees:
A-Class	763
Institutional Class	13,096
Fund accounting/administration fees	115,751
Professional fees	64,237
Custodian fees	33,163
Trustees’ fees*	25,814
Miscellaneous	80,393
Recoupment of previously waived fees:
Institutional Class	1,803
Total expenses	1,176,771
Less:
Expenses reimbursed by Adviser:
A-Class	(1,335)
Institutional Class	(11,092)
Expenses waived by Adviser	(8,779)
Earnings credits applied	(20,341)
Total waived/reimbursed expenses	(41,547)
Net expenses	1,135,224
Net investment income	9,869,976

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,061,106)
Swap agreements	(176,715)
Futures contracts	(97)
Forward foreign currency exchange contracts	5,906,039
Foreign currency transactions	(4,696,147)
Net realized loss	(28,026)
Net change in unrealized appreciation (depreciation) on:
Investments	(211,744)
Swap agreements	(1,412,541)
Futures contracts	62,852
Forward foreign currency exchange contracts	1,008,454
Foreign currency translations	4,621
Net change in unrealized appreciation (depreciation)	(548,358)
Net realized and unrealized loss	(576,384)
Net increase in net assets resulting from operations	$9,293,592

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,869,976	$9,231,656
Net realized gain (loss) on investments	(28,026)	540,847
Net change in unrealized appreciation (depreciation) on investments	(548,358)	(497,223)
Net increase in net assets resulting from operations	9,293,592	9,275,280

Distributions to shareholders:
A-Class	(139,082)	—
Institutional Class	(10,924,443)	(10,147,848)
Total distributions to shareholders	(11,063,525)	(10,147,848)

Capital share transactions:
Proceeds from sale of shares
A-Class	36,269,668	—
Institutional Class	403,303,618	317,765,844
Distributions reinvested
A-Class	137,329	—
Institutional Class	8,651,860	7,941,436
Cost of shares redeemed
A-Class	(5,241,855)	—
Institutional Class	(342,911,050)	(395,297,978)
Net increase (decrease) from capital share transactions	100,209,570	(69,590,698)
Net increase (decrease) in net assets	98,439,637	(70,463,266)

Net assets:
Beginning of year	356,128,335	426,591,601
End of year	$454,567,972	$356,128,335

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2019		Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	3,638,332		—
Institutional Class	40,454,632	[1]	31,708,647	[1]
Shares issued from reinvestment of distributions
A-Class	13,774		—
Institutional Class	867,866	[1]	792,707	[1]
Shares redeemed
A-Class	(525,839)		—
Institutional Class	(34,376,508)[1]		(39,440,614)[1]
Net increase (decrease) in shares	10,072,257		(6,939,260)

[1]

The capital share activity for the year ended September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund — Institutional Class effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

A-Class	Period Ended Sept. 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.17
Net gain (loss) on investments (realized and unrealized)	.02 [h]
Total from investment operations	.19
Less distributions from:
Net investment income	(.21)
Net realized gains	(.01)
Total distributions	(.22)
Net asset value, end of period	$9.97

Total Return	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,154
Ratios to average net assets:
Net investment income (loss)	2.05%
Total expenses	0.61%
Net expenses[d,g]	0.58%
Portfolio turnover rate	55%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2019[e]	Year Ended Sept. 30, 2018[e]	Year Ended Sept. 30, 2017[e]	Year Ended Sept. 30, 2016[e]	Year Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$10.01	$10.04	$9.99	$9.95	$9.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.24	.17	.14	.11
Net gain (loss) on investments (realized and unrealized)	(.04)	—	.06	.04	(.01)
Total from investment operations	.24	.24	.23	.18	.10
Less distributions from:
Net investment income	(.28)	(.27)	(.18)	(.14)	(.11)
Net realized gains	(.01)	— [c]	—	—	—
Total distributions	(.29)	(.27)	(.18)	(.14)	(.11)
Net asset value, end of period	$9.96	$10.01	$10.04	$9.99	$9.95

Total Return	2.37%	2.48%	2.24%	1.95%	1.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423,414	$356,128	$426,592	$407,371	$957,190
Ratios to average net assets:
Net investment income (loss)	2.54%	2.44%	1.73%	1.37%	1.14%
Total expenses	0.30%	0.07%	0.08%	0.07%	0.04%
Net expenses[d,f,g]	0.29%	0.07%	0.08%	0.07%	0.04%
Portfolio turnover rate	55%	74%	65%	66%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The per share data for the years ended September 30, 2015 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

09/30/19
A-Class	—
Institutional Class	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.58%	N/A	N/A	N/A	N/A
Institutional Class	0.29%	0.07%	0.08%	0.07%	0.04%

[h]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At September 30, 2019, only A-Class and Institutional Class shares had been issues by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statement of Operations, even though principal is not received until maturity.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019 are disclosed in the Statement of Operations.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long	Short
Income	$—	$—	*

*	Futures contracts were outstanding for 25 days during the year ended September 30, 2019. The daily average outstanding notional amount of futures contracts during the period was $13,320,545.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long		Short
Income	$—	*	$—

*

Total return swap agreements were outstanding for 40 days during the year ended September 30, 2019. The daily average outstanding notional amount of total return swap agreements during the period was $1,548,860.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge, Income	$1,657,750	$22,144,250

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Income	$—	$34,875,833

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$3,587,445	$64,500,214

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements Variation margin on futures contracts Variation margin on interest rate swap agreements
Credit contracts		Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements Variation margin on credit default swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$62,852	$5,828	$—	$1,841,517	$1,910,197

Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$—	$789,692	$490,539	$299,225	$1,579,456

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatves as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$(97)	$56,285	$(233,000)	$5,906,039	$5,729,227

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$62,852	$(922,002)	$(490,539)	$1,008,454	$(341,235)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative

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NOTES TO FINANCIAL STATEMENTS (continued)

contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$1,841,517	$—	$1,841,517	$(372,692)	$(870,000)	$598,825

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NOTES TO FINANCIAL STATEMENTS (continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$299,225	$—	$299,225	$(249,355)	$—	$49,870
Credit default swap agreements	187,120	—	187,120	(122,693)	—	64,427
Total return swap agreements	7,655	—	7,655	(644)	—	7,011

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$243,809	$—
BofA Securities, Inc.	Futures contracts	89,600	—
BofA Securities, Inc.	Interest rate swap agreements	541,234	—
Citibank N.A., New York	Forward foreign currency exchange contracts	—	550,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	320,000
		874,643	870,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund. Prior to November 30, 2018, the Institutional Class did not pay GI Investment advisory fees. See Note 11.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.58%	11/30/18	02/01/21
Institutional Class	0.33%	11/30/18	02/01/21

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	Total
A-Class	$—	$—	$1,690	$1,690
Institutional Class	—	—	17,713	17,713

For the year ended September 30, 2019, GI recouped $1,803 from the Fund.

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2019, GI and its affiliates owned 67% of the outstanding shares of the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$10,855,198	$208,327	$—	$11,063,525

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$10,038,457	$109,391	$—	$10,147,848

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$1,840,195	$—	$(1,477,138)	$(239,516)	$(981,342)	$(857,801)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Fund had no capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap contracts, foreign currency gains and losses, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences.

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$463,468,973	$1,088,589	$(2,569,363)	$(1,480,774)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2019, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2019:

Ordinary	Capital
$—	$(239,516)

Note 7 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$165,595,518	$117,221,086

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$13,409,424	$—

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$510,500	$—	$—

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees” or included within “Miscellaneous.” The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 10 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 11 – Merger

On November 14, 2018, the Board approved the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, a newly organized series of Guggenheim Funds Trust. The reorganization of Guggenheim Strategy Fund I took place on November 30, 2018. For financial reporting purposes, Guggenheim Strategy Fund I is the accounting survivor in the reorganization and, as such, its financial and performance history prior to the reorganization has been carried forward and reflected in Guggenheim Ultra Short Duration Fund’s financial statements and financial highlights. In conjunction with the reorganization, shareholders of Guggenheim Strategy Fund I received Institutional Class shares of Guggenheim Ultra Short Duration Fund at a ratio of 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. The effect of this reorganization resulted in an increase in the number of shares outstanding and a corresponding decrease in the net asset value per share. The capital share activity in the Statements of Changes in Net Assets for the year ended September 30, 2018 and the period October 1, 2018 to November 30, 2018, and the per share data in the Financial Highlights for the years ended September 30, 2015 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 have been given retroactive effect to reflect the ratio of shares issued in the reorganization. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Ultra Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Ultra Short Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Interest Income	Qualified Short-Term Capital Gain
73.70%	100.00%

With respect to the taxable year ended September 30, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:
$208,327

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively

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as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s

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resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its

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performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

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In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has

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continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund

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business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration

Investment Grade Municipal

Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018);President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund

Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2019

Guggenheim Funds Annual Report

Guggenheim Limited Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	LD-ANN-0919x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
LIMITED DURATION FUND	7
NOTES TO FINANCIAL STATEMENTS	36
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
OTHER INFORMATION	52
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	61
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	66

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (the “Fund”) for the annual fiscal period ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC,
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.75%	1.48%	$ 1,000.00	$ 1,014.80	$ 3.79
C-Class	1.50%	1.10%	1,000.00	1,011.00	7.56
P-Class	0.75%	1.48%	1,000.00	1,014.80	3.79
Institutional Class	0.50%	1.60%	1,000.00	1,016.00	2.53
R6-Class	0.50%	1.63%	1,000.00	1,016.30	2.53

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.75%	5.00%	$ 1,000.00	$ 1,021.31	$ 3.80
C-Class	1.50%	5.00%	1,000.00	1,017.55	7.59
P-Class	0.75%	5.00%	1,000.00	1,021.31	3.80
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54
R6-Class	0.50%	5.00%	1,000.00	1,022.56	2.54

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2019.

For the one year period ended September 30, 2019, Guggenheim Limited Duration Fund (A shares) returned 2.27%1, compared with the 4.66% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

The trailing twelve-month period, ending September 30, 2019, faced bouts of uncertainty and volatility as trade tensions, global economic headwinds, shifts in monetary policy, and a corporate earnings slowdown jolted financial markets. From the start, the fourth quarter of 2018 raised concerns across global markets, causing risk-assets to decline as investors sought safety. The S&P 500, high yield, and bank loan indices were off -13.52%, -4.53%, and -3.08% in the fourth quarter, respectively, in line with our previously expressed concerns that spreads could widen. We entered fourth quarter of 2018 defensively positioned, with limited below investment grade exposure, credit hedges in place, and healthy liquidity reserves all of which helped the fund generate a positive absolute return.

In response to fourth quarter’s market upheaval, the U.S. Federal Reserve (the “Fed”) pivoted from its tightening policy stance and informed markets it would be patient in assessing further interest rate hikes. As 2019 progressed, the Fed recalibrated its approach to sustain the current economic expansion. In total, the Fed increased rates by a quarter of a percentage point one time in December 2018 but later decreased rates by a quarter of a percentage point in each July and September 2019. The Fed’s dovish turn and the low global interest-rate environment supported risk assets in 2019 as credit spreads generally tightened for the remainder of the period.

Our Macroeconomic and Investment Research continued to reinforce a heightened chance that the U.S. economy could be in the later stages of the current credit cycle. Elevated levels of corporate indebtedness combined with deteriorating macroeconomic metrics and relatively tight prevailing credit spreads informed us that investors were not being adequately compensated to take risk in credit. As a result, over the course of the past twelve months, we continued to proactively shift the portfolio to a more defensive stance. As spreads and yields grinded tighter we used the moves as opportunities to shift the portfolio up in credit quality, reduce spread duration, and maintain ample liquidity. For the one-year period, the Fund reduced spread duration to 0.7 years from 2.3 years and its weighted average life to 1.3 years from 2.7 years.

The Fund’s allocation to structured credit, specifically collateralized loan obligations (“CLOs”) and commercial asset-backed securities (“ABS”), contributed to returns as these securities provided an attractive uptick in income relative to corporate credit while maintaining a short duration profile. Moreover, the Fund’s allocation to Non-Agency residential mortgage-backed securities (“RMBS”) generated positive absolute return primarily from carry contribution. Carry refers to the income received from portfolio investments over a defined period. Supportive housing dynamics, an improving labor market, and a shrinking outstanding supply of pre-crisis RMBS paper reinforced demand throughout the period.

The Fund held a high allocation to short-term investments to remain opportunistic and maintain sufficient liquidity in light of heightened uncertainty. Within short-term investments, the Fund employed a sovereign asset swap trade that allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The overweight position and attractive carry contributed to total return.

The Fund’s overall underweight duration position relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1 – 3 Year Total Return Index, was the largest detractor to performance. Heading into the fourth quarter of 2018, the Fund was underweight duration relative to the benchmark while the Fed was increasing interest rates. The volatility in the fourth quarter along with the Fed’s interest rate cuts ultimately moved short-term rates lower. Over the twelve-month period, the Fund increased duration by approximately one year, moving it closer to the benchmark’s overall duration.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2019

The Fund maintained a short-risk position in Investment Grade credit default swaps to protect the portfolio in the event Investment Grade corporate credit spreads widen. In recent years, corporate leverage ratios have continued to move higher suggesting that any economic slowdown could expose the weaknesses inherent in corporate balance sheets. Short-term Investment Grade corporate bonds rallied over the twelve-month period while the Fund maintained a defensive stance which detracted from performance.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended September 30, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	40.8%
AA	7.5%
A	25.0%
BBB	10.4%
BB	2.8%
B	2.4%
CCC	0.9%
NR2	5.3%
Other Instruments	4.9%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.38%	7.6%
U.S. Treasury Notes, 1.50%	5.0%
Government of Japan, 01/10/20	3.1%
Government of Japan, 01/20/20	1.6%
Federative Republic of Brazil, 07/01/21	1.1%
Kingdom of Spain, 0.75%	1.0%
U.S. Treasury Inflation Protected Securities, 1.38%	1.0%
Station Place Securitization Trust, 2.64%	1.0%
Government of Japan, 0.10%	1.0%
State of Israel, 0.50%	0.9%
Top Ten Total	23.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	2.27%	2.44%	2.41%
A-Class Shares with sales charge‡	(0.04%)	1.98%	2.01%
C-Class Shares	1.51%	1.68%	1.64%
C-Class Shares with CDSC§	0.51%	1.68%	1.64%
Institutional Class Shares	2.52%	2.70%	2.68%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	4.66%	1.61%	1.49%

	1 Year	Since Inception (05/01/15)
P-Class Shares	2.27%	2.35%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	4.66%	1.64%

Since Inception (03/13/19)†
R6-Class Shares	1.83%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	2.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

†	Return since commencement of operations is not annualized.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
LIMITED DURATION FUND

	Shares	Value
MUTUAL FUNDS† - 1.5%
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	799,279	$20,181,794
Guggenheim Strategy Fund II1	512,405	12,723,014
Guggenheim Strategy Fund III[1]	439,789	10,915,565
Guggenheim Ultra Short Duration Fund — Institutional Class[1,7]	871,153	8,676,684
Total Mutual Funds
(Cost $53,261,496)		52,497,057

MONEY MARKET FUND† - 0.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.83%[2]	2,239,479	2,239,479
Total Money Market Fund
(Cost $2,239,479)		2,239,479

	Face Amount~
ASSET-BACKED SECURITIES†† - 23.5%
Collateralized Loan Obligations - 13.1%
ALM XII Ltd.
2018-12A, 3.21% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[3,4]	32,162,279	32,157,635
MP CLO VIII Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,4]	30,300,000	30,300,621
Figueroa CLO Ltd.
2018-2A, 3.01% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[3,4]	29,268,968	29,164,077
Golub Capital Partners CLO Ltd.
2018-36A, 3.59% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,4]	27,500,000	27,085,853
Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.20% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[3,4]	23,000,000	22,946,884
Halcyon Loan Advisors Funding Ltd.
2017-3A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,4]	21,850,000	21,859,612
2012-1A, 5.16% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[3,4]	500,000	501,410
NewStar Clarendon Fund CLO LLC
2019-1A, 3.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,4]	20,000,000	19,980,148
Venture XII CLO Ltd.
2018-12A, 2.94% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[3,4]	19,878,245	19,814,518
Mountain View CLO Ltd.
2018-1A, 3.10% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,4]	19,754,075	19,767,691
Palmer Square Loan Funding Ltd.
2018-4A, 3.06% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,4]	8,899,141	8,895,914
2019-3A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,4]	6,750,000	6,743,586
2018-4A, 3.61% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[3,4]	3,500,000	3,494,484
Telos CLO Ltd.
2017-6A, 3.57% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[3,4]	17,682,796	17,695,499
Flagship CLO VIII Ltd.
2018-8A, 3.17% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/16/26[3,4]	16,924,301	16,916,066
Garrison BSL CLO Ltd.
2018-1A, 3.25% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[3,4]	15,770,000	15,771,336
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.04% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,4]	15,510,007	15,452,746
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.71% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,4]	13,407,000	13,326,483
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.60% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,4]	13,450,000	13,250,008
West CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[3,4]	10,062,696	10,045,960
Crown Point CLO III Ltd.
2017-3A, 3.21% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,4]	8,670,000	8,673,483
NXT Capital CLO LLC
2017-1A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,4]	7,700,000	7,700,815

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.55% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,4]	6,600,000	$6,493,835
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.83% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[3,4]	6,500,000	6,469,557
Diamond CLO Ltd.
2018-1A, 3.78% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,4]	6,000,000	5,980,594
Seneca Park CLO Limited
2017-1A, 3.80% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[3,4]	4,000,000	3,990,999
2017-1A, 3.42% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[3,4]	1,849,590	1,853,381
Marathon CLO V Ltd.
2017-5A, 3.02% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,4]	5,834,951	5,811,858
Monroe Capital CLO Ltd.
2017-1A, 3.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[3,4]	4,944,781	4,946,042
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.98% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[3,4]	4,700,000	4,700,530
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[3]	4,500,000	4,556,408
Avery Point V CLO Ltd.
2017-5A, 3.28% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[3,4]	4,549,674	4,551,525
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	4,000,000	4,073,102
HPS Loan Management 14-2019 Ltd.
2019-19, 2.87% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/25/30[3,4]	4,000,000	4,001,744
Newstar Commercial Loan Funding LLC
2017-1A, 4.66% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[3,4]	3,000,000	2,998,724
2016-1A, 5.88% (3 Month USD LIBOR + 3.75%) due 02/25/28[3,4]	1,000,000	1,000,197
TCP Waterman CLO Ltd.
2016-1A, 4.17% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,4]	4,000,000	3,998,279
KVK CLO 2018-1 Ltd.
2018-1A, 2.84% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[3,4]	3,977,269	3,974,209
VMC Finance LLC
2018-FL1, 2.84% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 03/15/35[3,4]	3,673,599	3,653,367
ACIS CLO Ltd.
2014-4A, 3.67% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 05/01/26[3,4]	3,463,884	3,468,914
Mountain Hawk II CLO Ltd.
2018-2A, 3.10% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[3,4]	3,011,871	3,010,997
Marathon CLO VII Ltd.
2017-7A, 3.91% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[3,4]	3,000,000	2,995,906
Northwoods Capital XII-B Ltd.
2018-12BA, 2.87% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[3,4]	2,843,750	2,839,723
KVK CLO Ltd.
2017-1A, 3.20% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,4]	2,600,000	2,590,914
Cent CLO Ltd.
2013-19A, 3.59% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[3,4]	2,259,173	2,259,819
Oaktree CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 0.87%) due 10/20/27[3,4]	2,000,000	1,998,833
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,5]	1,500,000	1,318,598
Symphony CLO XII Ltd.
2017-12A, 3.80% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[3,4]	1,250,000	1,243,535
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,5]	1,000,000	845,420
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,5]	1,000,000	827,908
LCM XXII Ltd.
2018-22A, 2.88% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[3,4]	812,500	811,950
Flagship VII Ltd.
2017-7A, 3.40% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[3,4]	368,477	368,506

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
LMREC, Inc.
2016-CRE2, 3.74% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 11/24/31[3,4]	199,123	$200,045
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,6]	500,000	69,397
Total Collateralized Loan Obligations		459,449,645

Financial - 3.7%
Station Place Securitization Trust
2019-8, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[3,4]	35,800,000	35,800,000
2019-6, 2.64% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,3,4	18,500,000	18,500,000
2019-5, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,3,4	10,800,000	10,800,000
2019-9, 2.74% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20[3,4]	7,200,000	7,200,000
2019-2, 2.59% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[3,4]	5,400,000	5,403,126
2019-WL1, 2.67% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52[3,4]	5,000,000	5,005,065
Barclays Bank plc
GMTN, 2.86% due 10/31/19	22,800,000	22,803,292
GMTN, 2.62% (1 Month USD LIBOR + 0.60%) due 06/02/20[3,4]	16,450,000	16,415,118
Madison Avenue Securitization Trust
due 11/18/20[4]	6,200,000	6,200,000
Total Financial		128,126,601

Transport-Aircraft - 2.7%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	18,438,691	18,914,675
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	10,181,583	10,421,929
2017-1, 3.97% due 07/15/42	4,441,375	4,503,987
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	13,770,950	14,102,486
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	10,160,702	10,407,707
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	9,355,500	9,595,659
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	7,432,015	7,512,016
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	5,022,533	5,080,256
AASET Trust
2017-1A, 3.97% due 05/16/42[3]	4,213,131	4,263,519
Raspro Trust
2005-1A, 3.20% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,4]	3,645,470	3,597,003
2005-1A, 2.56% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[3,4]	21,035	21,018
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	2,369,596	2,390,967
AASET 2018-1 US Ltd.
2018-1A, 3.84% due 01/16/38[3]	1,428,953	1,437,019
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[3]	862,207	862,975
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[3]	731,129	728,960
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	684,015	664,888
Total Transport-Aircraft		94,505,064

Automotive - 1.1%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[3]	31,572,000	31,616,321
Avis Budget Rental Car Funding AESOP LLC
2015-1A, 2.50% due 07/20/21[3]	7,500,000	7,505,700
Total Automotive		39,122,021

Transport-Container - 1.1%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[3]	12,700,789	12,734,612
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[3]	7,748,750	7,822,726
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[3]	6,060,000	6,112,063
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[3]	5,652,708	5,651,821
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[3]	4,607,591	4,608,490
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[3]	1,583,833	1,582,549
Total Transport-Container		38,512,261

Net Lease - 0.9%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[3]	16,026,715	16,177,589
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]	10,463,708	10,739,165
2015-1A, 3.75% due 04/20/45[3]	1,760,250	1,796,367
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[3]	961,471	963,063
Total Net Lease		29,676,184

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[3]	11,650,000	11,700,031
2016-3A, 3.85% due 10/28/33[3]	1,500,000	1,511,365

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
Putnam Structured Product Funding Ltd.
2003-1A, 3.03% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,4]	901,726	$893,119
Total Collateralized Debt Obligations		14,104,515

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[3]	7,351,311	7,536,445
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[3]	3,149,333	3,273,618
Total Infrastructure		10,810,063

Whole Business - 0.2%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.53% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,4]	5,145,000	5,145,052
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	2,628,376	2,790,757
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[3]	369,531	370,379
Drug Royalty II Limited Partnership 2
2014-1, 3.48% due 07/15/23[3]	98,250	98,237
Total Whole Business		8,404,425

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[3]	577,252	577,516

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]	401,250	403,845
Total Asset-Backed Securities
(Cost $821,959,468)		823,692,140

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.6%
Residential Mortgage Backed Securities - 15.2%
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[3,4]	28,605,129	28,766,471
2018-R4, 4.07% (WAC) due 12/26/57[3,4]	28,046,866	28,381,283
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[3,4]	26,057,184	26,305,624
2017-5, 2.62% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[3,4]	14,270,270	14,215,391
2018-2, 3.25% (WAC) due 03/25/58[3,4]	12,645,708	12,876,914
2018-1, 3.00% (WAC) due 01/25/58[3,4]	1,956,827	1,981,434
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.23% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[4]	17,978,852	17,704,454
2008-BC4, 2.65% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	13,715,754	13,681,857
2006-BC4, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	1,752,337	1,699,667
2006-BC3, 2.18% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	1,783,796	1,656,043
2007-BC1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[4]	270,837	262,943
Soundview Home Loan Trust
2006-OPT5, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	21,398,136	20,863,027
2006-1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[4]	6,826,798	6,824,002
2005-OPT3, 2.49% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	4,000,000	3,954,988
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,4]	16,560,840	16,893,194
2019-RPL1, 4.33% due 02/26/24[3,8]	6,642,553	6,687,899
2018-1A, 4.00% (WAC) due 12/25/57[3,4]	4,256,255	4,414,573
2017-5A, 3.52% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[3,4]	1,820,819	1,847,500
Home Equity Loan Trust
2007-FRE1, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	20,524,003	19,396,081
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 10/20/52[3]	19,350,000	19,390,997
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,4]	13,136,121	13,574,614
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	4,000,000	4,049,379
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,4]	15,330,933	15,911,412
NovaStar Mortgage Funding Trust Series
2007-2, 2.22% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	14,389,910	13,984,774
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	8,859,487	8,640,809
2006-HE3, 2.38% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	3,951,582	3,928,887
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 2.45% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[4]	12,500,000	12,525,507

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
Banc of America Funding Trust
2015-R2, 2.28% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[3,4]	10,278,000	$10,106,263
2015-R4, 2.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[3,4]	2,245,121	2,226,642
CIT Mortgage Loan Trust
2007-1, 3.37% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[3,4]	11,266,175	11,391,436
2007-1, 3.47% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[3,4]	735,885	739,181
Alternative Loan Trust
2007-OA7, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[4]	8,688,198	8,235,616
2007-OH3, 2.31% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	3,475,999	3,478,086
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[3,4]	11,678,492	11,694,025
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[3]	9,000,000	9,021,658
American Home Mortgage Investment Trust
2006-3, 2.38% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.18%) due 12/25/46[4]	9,298,437	8,916,158
NRPL Trust
2019-3, 3.00% (WAC) due 06/01/59[3,4]	8,750,000	8,723,839
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[3,4]	8,414,838	8,432,300
Morgan Stanley Home Equity Loan Trust
2006-2, 2.30% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[4]	7,575,890	7,592,821
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.51% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	7,250,000	7,260,338
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 2.96% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	7,025,000	7,040,976
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,4]	4,304,955	4,324,057
2017-3A, 2.58% (WAC) due 10/25/47[3,4]	2,578,910	2,571,033
Freddie Mac STACR Trust
2019-DNA3, 2.75% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[3,4]	6,669,078	6,671,540
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[3,4]	6,601,531	6,593,054
HarborView Mortgage Loan Trust
2006-14, 2.21% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	3,489,178	3,462,787
2006-12, 2.25% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	3,040,035	2,937,007
First NLC Trust
2005-4, 2.41% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	6,330,629	6,341,338
Countrywide Asset-Backed Certificates
2006-6, 2.19% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	4,395,595	4,355,797
2006-5, 2.31% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 08/25/36[4]	1,699,927	1,697,098
Nationstar Home Equity Loan Trust
2007-B, 2.24% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	5,947,963	5,881,201
LSTAR Securities Investment Trust
2019-1, 3.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[3,4]	3,547,036	3,548,987
2018-2, 3.53% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[3,4]	2,239,519	2,237,392
FBR Securitization Trust
2005-2, 2.77% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[4]	5,534,900	5,545,903
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[3,4]	5,433,053	5,468,341
Structured Asset Investment Loan Trust
2006-3, 2.17% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[4]	4,757,590	4,644,957
2005-2, 2.75% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[4]	539,966	540,541
2005-1, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[3,4]	215,536	215,725
JP Morgan Mortgage Acquisition Trust
2006-HE2, 2.16% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	5,269,736	5,250,776
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[3,4]	4,797,151	4,790,089
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[3,8]	4,666,707	4,718,735
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	4,032,661	3,952,636
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 2.74% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 07/25/34[4]	3,732,164	3,745,778

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
CSMC Series
2015-12R, 2.77% (WAC) due 11/30/37[3,4]	3,510,365	$3,495,671
2014-2R, 2.35% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[3,4]	223,684	217,428
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.42% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	3,350,000	3,245,728
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.04% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	2,000,000	2,003,991
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.31% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	1,551,185	1,532,132
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 2.40% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	1,500,000	1,487,280
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.32% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	1,262,736	1,222,448
First Franklin Mortgage Loan Trust
2004-FF10, 3.29% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	1,216,840	1,222,163
Nomura Resecuritization Trust
2015-4R, 5.17% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[3,4]	1,030,936	1,007,792
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.27% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[4]	959,832	954,005
GSMSC Resecuritization Trust
2015-5R, 2.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[3,4]	627,490	625,498
Encore Credit Receivables Trust
2005-4, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[4]	617,627	617,730
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	314,665	332,229
GSAMP Trust
2005-HE6, 2.46% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	171,980	172,370
Morgan Stanley Re-REMIC Trust
2010-R5, 3.37% due 06/26/36[3]	105,072	97,535
First Frankin Mortgage Loan Trust
2006-FF4, 2.21% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[4]	17,930	17,895
Accredited Mortgage Loan Trust
2007-1, 2.15% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[4]	11,726	11,703
Total Residential Mortgage Backed Securities		533,037,433

Government Agency - 4.9%
Fannie Mae
2.34% due 11/01/22	28,700,000	29,029,633
3.59% due 02/01/29	10,200,000	11,030,988
2.63% due 09/01/21	7,150,000	7,200,247
3.01% due 12/01/27	4,600,000	4,905,904
2.24% due 11/01/22	4,592,694	4,634,168
1.95% due 11/01/20	4,550,000	4,537,503
2.99% due 03/01/30	4,000,000	4,277,057
3.71% due 03/01/31	3,000,000	3,391,123
3.13% due 01/01/30	3,050,000	3,265,191
3.23% due 01/01/30	2,924,824	3,169,443
3.12% due 01/01/30	2,918,283	3,139,385
3.21% due 08/01/27	2,151,859	2,299,725
3.17% due 01/01/30	1,700,000	1,833,415
3.22% due 01/01/30	1,300,000	1,407,863
2.25% due 07/01/21	970,956	972,075
Freddie Mac Seasoned Credit Risk Transfer Trust
2018-1, 2.75% due 05/25/57[8]	25,332,445	25,832,356
2017-4, 3.00% due 06/25/57[8]	16,434,877	16,767,420
2017-4, 3.50% due 06/25/57	8,399,341	8,816,981
2017-3, 3.00% due 07/25/56	878,313	896,085
Freddie Mac Multifamily Structured Pass Through Certificates
2018-K074, 3.60% due 02/25/28	14,000,000	15,406,824
2017-KGX1, 3.00% due 10/25/27	14,000,000	14,871,616
2018-K078, 3.92% due 06/25/28	3,350,000	3,766,560
2013-K035, 0.52% (WAC) due 08/25/23[4,9]	105,640,499	1,401,691
Total Government Agency		172,853,253

Commercial Mortgage Backed Securities - 2.5%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[3]	15,800,000	16,061,482
Americold LLC Trust
2010-ARTA, 6.81% due 01/14/29[3]	8,995,000	9,346,052
2010-ARTA, 7.44% due 01/14/29[3]	3,500,000	3,643,413
Wells Fargo Commercial Mortgage Trust
2016-C37, 1.14% (WAC) due 12/15/49[4,9]	37,531,778	1,630,200
2017-C38, 1.21% (WAC) due 07/15/50[4,9]	25,582,978	1,621,247
2015-LC22, 0.99% (WAC) due 09/15/58[4,9]	23,717,556	927,269
2017-C42, 1.04% (WAC) due 12/15/50[4,9]	14,887,618	912,818
2017-RB1, 1.43% (WAC) due 03/15/50[4,9]	9,904,701	776,729
2016-NXS5, 1.67% (WAC) due 01/15/59[4,9]	6,733,337	425,310
JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2
2016-JP2, 1.98% (WAC) due 08/15/49[4,9]	37,492,350	3,766,751

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
COMM Mortgage Trust
2015-CR24, 0.91% (WAC) due 08/10/48[4,9]	64,516,830	$2,475,117
2018-COR3, 0.59% (WAC) due 05/10/51[4,9]	35,608,492	1,240,625
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.28% (WAC) due 02/15/50[4,9]	33,311,490	2,100,906
2016-UB10, 2.13% (WAC) due 07/15/49[4,9]	18,859,436	1,551,788
DBJPM Mortgage Trust
2017-C6, 1.17% (WAC) due 06/10/50[4,9]	62,569,381	3,547,196
BENCHMARK Mortgage Trust
2018-B2, 0.56% (WAC) due 02/15/51[4,9]	123,512,164	3,272,751
UBS Commercial Mortgage Trust
2017-C2, 1.24% (WAC) due 08/15/50[4,9]	31,033,673	2,042,773
2017-C5, 1.16% (WAC) due 11/15/50[4,9]	13,922,792	827,617
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.07% (WAC) due 12/15/47[4,9]	34,497,715	1,547,481
2017-C34, 0.96% (WAC) due 11/15/52[4,9]	24,534,267	1,273,343
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.95% (WAC) due 12/15/49[4,9]	39,316,798	1,883,294
2016-C2, 1.83% (WAC) due 06/15/49[4,9]	8,745,177	619,267
2017-C5, 1.14% (WAC) due 03/15/50[4,9]	3,559,777	201,426
Morgan Stanley Capital I Trust
2014-MP, 3.82% (WAC) due 08/11/33[3,4]	2,000,000	2,056,678
2014-MP, 3.69% due 08/11/33[3]	365,000	375,105
BANK
2017-BNK7, 0.93% (WAC) due 09/15/60[4,9]	34,518,512	1,654,431
2017-BNK6, 1.00% (WAC) due 07/15/60[4,9]	15,355,066	773,363
CSAIL Commercial Mortgage Trust
2019-C15, 1.22% (WAC) due 03/15/52[4,9]	19,981,262	1,546,893
2016-C6, 1.94% (WAC) due 01/15/49[4,9]	9,758,291	784,893
Aventura Mall Trust
2013-AVM, 3.87% (WAC) due 12/05/32[3,4]	2,200,000	2,225,847
Bancorp Commercial Mortgage Trust
2018-CR3, 3.28% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[3,4]	2,200,000	2,203,475
Credit Suisse First Boston Mortgage Securities Corporation Series
2006-OMA, 5.63% due 05/15/23[3]	2,000,000	2,012,648
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[4,9]	29,942,691	1,793,241
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[3]	1,300,000	1,337,740
CD Mortgage Trust
2017-CD6, 1.11% (WAC) due 11/13/50[4,9]	14,753,558	805,813
2016-CD1, 1.55% (WAC) due 08/10/49[4,9]	6,916,367	507,388
CD Commercial Mortgage Trust
2017-CD4, 1.47% (WAC) due 05/10/50[4,9]	17,069,024	1,241,710
CGMS Commercial Mortgage Trust
2017-B1, 0.99% (WAC) due 08/15/50[4,9]	22,178,792	1,130,116
Citigroup Commercial Mortgage Trust
2016-C2, 1.92% (WAC) due 08/10/49[4,9]	6,651,349	634,946
2016-GC37, 1.93% (WAC) due 04/10/49[4,9]	3,722,663	333,917
Americold LLC
2010-ARTA, 4.95% due 01/14/29[3]	840,000	860,485
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[3]	800,000	819,479
GS Mortgage Securities Trust
2017-GS6, 1.19% (WAC) due 05/10/50[4,9]	11,526,266	793,598
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.93% (WAC) due 01/15/47[4,9]	23,514,093	647,719
GE Business Loan Trust
2007-1A, 2.20% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[3,4]	220,471	216,009
Total Commercial Mortgage Backed Securities		86,450,349
Total Collateralized Mortgage Obligations
(Cost $777,682,099)		792,341,035

CORPORATE BONDS†† - 17.8%
Financial - 8.7%
Santander UK plc
2.76% (3 Month USD LIBOR + 0.62%) due 06/01/21[4]	30,740,000	30,768,057
Wells Fargo & Co.
3.11% (3 Month USD LIBOR + 0.93%) due 02/11/22[4]	29,450,000	29,630,341
Capital One Financial Corp.
2.94% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	22,900,000	22,973,212
Mitsubishi UFJ Financial Group, Inc.
2.92% (3 Month USD LIBOR + 0.65%) due 07/26/21[4]	11,450,000	11,488,708
3.19% (3 Month USD LIBOR + 1.06%) due 09/13/21[4]	5,990,000	6,055,111
4.02% (3 Month USD LIBOR + 1.88%) due 03/01/21[4]	453,000	462,494
Goldman Sachs Group, Inc.
2.83% (3 Month USD LIBOR + 0.73%) due 12/27/20[4]	15,700,000	15,715,208
3.32% (3 Month USD LIBOR + 1.20%) due 09/15/20[4]	1,000,000	1,007,709
Citibank North America
2.83% (3 Month USD LIBOR + 0.57%) due 07/23/21[4]	16,390,000	16,483,285
Sumitomo Mitsui Banking Corp.
2.65% (3 Month USD LIBOR + 0.35%) due 01/17/20[4]	15,450,000	15,464,314
Svenska Handelsbanken AB
2.60% (3 Month USD LIBOR + 0.47%) due 05/24/21[4]	13,500,000	13,546,903
3.35% due 05/24/21	1,179,000	1,203,713
UBS Group Funding Switzerland AG
2.95% due 09/24/20[3]	7,670,000	7,736,142
4.08% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[3,4]	5,700,000	5,819,055
3.57% (3 Month USD LIBOR + 1.44%) due 09/24/20[3,4]	1,000,000	1,013,148

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
Synchrony Bank
2.73% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]	14,450,000	$14,455,326
JPMorgan Chase & Co.
2.82% (3 Month USD LIBOR + 0.68%) due 06/01/21[4]	8,100,000	8,112,948
2.40% due 06/07/21	3,578,000	3,595,011
Credit Agricole S.A.
3.10% (3 Month USD LIBOR + 0.97%) due 06/10/20[3,4]	11,550,000	11,614,105
Credit Suisse AG NY
2.66% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]	10,190,000	10,198,312
Standard Chartered Bank
2.69% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]	10,170,000	10,184,418
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[3]	10,000,000	10,070,136
Citizens Bank North America/Providence RI
2.70% (3 Month USD LIBOR + 0.57%) due 05/26/20[4]	8,050,000	8,069,570
Lloyds Bank plc
2.70% (3 Month USD LIBOR + 0.49%) due 05/07/21[4]	8,050,000	8,049,180
Sumitomo Mitsui Trust Bank Ltd.
3.21% (3 Month USD LIBOR + 0.91%) due 10/18/19[3,4]	7,600,000	7,604,061
Morgan Stanley
5.50% due 07/24/20	4,951,000	5,084,390
3.10% (3 Month USD LIBOR + 0.98%) due 06/16/20[4]	1,650,000	1,658,316
Westpac Banking Corp.
3.19% (3 Month USD LIBOR + 0.85%) due 01/11/22[4]	5,000,000	5,056,729
SVB Financial Group
5.38% due 09/15/20	4,130,000	4,253,375
Bank of America Corp.
2.97% (3 Month USD LIBOR + 0.65%) due 10/01/21[4]	4,200,000	4,212,902
Essex Portfolio, LP
5.20% due 03/15/21	2,650,000	2,741,799
Lloyds Bank Corporate Markets plc NY
2.66% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]	2,070,000	2,072,235
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,994,000	2,040,501
Sumitomo Mitsui Financial Group, Inc.
3.78% (3 Month USD LIBOR + 1.68%) due 03/09/21[4]	1,000,000	1,018,170
3.44% (3 Month USD LIBOR + 1.14%) due 10/19/21[4]	702,000	710,819
Assurant, Inc.
3.36% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	1,592,000	1,592,143
Mizuho Financial Group, Inc.
3.27% (3 Month USD LIBOR + 1.14%) due 09/13/21[4]	1,500,000	1,517,652
Credit Suisse Group Funding Guernsey Ltd.
2.75% due 03/26/20	1,180,000	1,183,151
UBS AG
2.62% (3 Month USD LIBOR + 0.48%) due 12/01/20[3,4]	1,000,000	1,002,532
Total Financial		305,465,181

Consumer, Non-cyclical - 4.3%
Express Scripts Holding Co.
2.87% (3 Month USD LIBOR + 0.75%) due 11/30/20[4]	21,875,000	21,876,775
Zimmer Biomet Holdings, Inc.
2.91% (3 Month USD LIBOR + 0.75%) due 03/19/21[4]	11,050,000	11,050,194
2.70% due 04/01/20	9,780,000	9,796,690
General Mills, Inc.
2.86% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	20,750,000	20,797,111
Mondelez International, Inc.
3.00% due 05/07/20	11,330,000	11,387,994
Allergan Funding SCS
3.39% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	11,300,000	11,344,879
CVS Health Corp.
2.82% (3 Month USD LIBOR + 0.72%) due 03/09/21[4]	9,200,000	9,244,368
2.73% (3 Month USD LIBOR + 0.63%) due 03/09/20[4]	894,000	895,765
Coca-Cola Femsa SAB de CV
4.63% due 02/15/20	9,700,000	9,773,740
Biogen, Inc.
2.90% due 09/15/20	9,700,000	9,769,953
Molson Coors Brewing Co.
2.25% due 03/15/20	9,700,000	9,694,075
Coca-Cola European Partners plc
3.50% due 09/15/20	7,000,000	7,081,013
Reynolds American, Inc.
6.88% due 05/01/20	4,802,000	4,927,627
Anthem, Inc.
4.35% due 08/15/20	4,180,000	4,262,340
Cigna Corp.
2.79% (3 Month USD LIBOR + 0.65%) due 09/17/21[4]	4,100,000	4,100,144
Zoetis, Inc.
3.45% due 11/13/20	2,180,000	2,208,172
Bayer US Finance LLC
2.38% due 10/08/19[3]	1,000,000	999,992
Conagra Brands, Inc.
3.03% (3 Month USD LIBOR + 0.75%) due 10/22/20[4]	850,000	850,174
Laboratory Corporation of America Holdings
2.63% due 02/01/20	500,000	500,351

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~		Value
Constellation Brands, Inc.
2.25% due 11/06/20		380,000	$380,121
Total Consumer, Non-cyclical			150,941,478

Industrial - 1.5%
Siemens Financieringsmaatschappij N.V.
2.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[3,4]		20,410,000	20,580,415
Aviation Capital Group LLC
2.88% due 01/20/22[3]		8,000,000	8,032,373
7.13% due 10/15/20[3]		2,500,000	2,615,583
L3Harris Technologies, Inc.
2.70% due 04/27/20		8,976,000	8,993,967
Rolls-Royce plc
2.38% due 10/14/20[3]		6,550,000	6,557,346
Textron, Inc.
2.73% (3 Month USD LIBOR + 0.55%) due 11/10/20[4]		5,700,000	5,697,433
Molex Electronic Technologies LLC
2.88% due 04/15/20[3]		1,030,000	1,031,662
Total Industrial			53,508,779

Energy - 1.4%
Equities Corp.
2.87% (3 Month USD LIBOR + 0.77%) due 10/01/20[4]		11,450,000	11,423,936
Marathon Petroleum Corp.
3.40% due 12/15/20		9,800,000	9,908,182
Phillips 66
2.73% (3 Month USD LIBOR + 0.60%) due 02/26/21[4]		8,700,000	8,700,389
Sabine Pass Liquefaction LLC
5.63% due 02/01/21		7,600,000	7,850,160
Occidental Petroleum Corp.
2.60% due 08/13/21		6,650,000	6,693,315
Reliance Holding USA, Inc.
4.50% due 10/19/20[3]		2,000,000	2,038,739
Energy Transfer Operating, LP
7.50% due 10/15/20		1,754,000	1,843,272
Florida Gas Transmission Company LLC
5.45% due 07/15/20[3]		800,000	818,464
Total Energy			49,276,457

Technology - 0.7%
International Business Machines Corp.
2.80% due 05/13/21		9,550,000	9,677,874
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20		9,165,000	9,164,420
Fidelity National Information Services, Inc.
3.63% due 10/15/20		5,820,000	5,897,599
CA, Inc.
5.38% due 12/01/19		280,000	281,344
Total Technology			25,021,237

Communications - 0.6%
Telefonica Emisiones S.A.
5.13% due 04/27/20		9,600,000	9,753,589
Deutsche Telekom International Finance BV
2.88% (3 Month USD LIBOR + 0.58%) due 01/17/20[3,4]		9,400,000	9,411,172
Total Communications			19,164,761

Utilities - 0.3%
NextEra Energy Capital Holdings, Inc.
2.55% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]		10,010,000	10,014,252
PSEG Power LLC
5.13% due 04/15/20		1,290,000	1,309,568
Total Utilities			11,323,820

Basic Materials - 0.3%
Newmont Goldcorp Corp.
5.13% due 10/01/19		5,380,000	5,380,000
Georgia-Pacific LLC
5.40% due 11/01/20[3]		3,159,000	3,267,724
Total Basic Materials			8,647,724
Total Corporate Bonds
(Cost $621,455,800)			623,349,437

FOREIGN GOVERNMENT DEBT†† - 16.0%
Government of Japan
due 01/10/20[10]	JPY	11,558,600,000	106,984,133
due 01/20/20[10]	JPY	5,903,000,000	54,641,459
0.10% due 06/01/20	JPY	3,700,800,000	34,322,223
0.10% due 09/01/20	JPY	3,432,000,000	31,865,805
0.10% due 07/01/21	JPY	1,755,000,000	16,350,044
0.10% due 06/20/20	JPY	1,397,000,000	12,958,353
0.10% due 04/15/20	JPY	1,204,700,000	11,167,031
2.20% due 06/22/20	JPY	55,850,000	525,903
State of Israel
0.50% due 01/31/21	ILS	114,000,000	32,951,531
1.00% due 04/30/21	ILS	90,090,000	26,257,617
5.00% due 01/31/20	ILS	65,800,000	19,227,480
5.50% due 01/31/22	ILS	52,470,000	16,930,524
Kingdom of Spain
0.75% due 07/30/21	EUR	32,750,000	36,527,748
4.00% due 04/30/20	EUR	25,200,000	28,184,326
due 01/17/20[10]	EUR	13,409,000	14,639,675
Federative Republic of Brazil
due 07/01/21[10]	BRL	179,720,000	39,603,439
due 07/01/20[10]	BRL	70,200,000	16,328,924
due 01/01/20[10]	BRL	64,400,000	15,321,795
Republic of Portugal
4.80% due 06/15/20	EUR	23,260,000	26,308,906
due 01/17/20[10]	EUR	15,990,000	17,456,439
Total Foreign Government Debt
(Cost $561,544,963)			558,553,355

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

	Face Amount~	Value
U.S. GOVERNMENT SECURITIES†† - 13.6%
U.S. Treasury Notes
2.38% due 03/15/22	259,858,000	$264,811,543
1.50% due 08/15/22	175,000,000	174,596,679
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[11]	36,622,104	36,510,521
Total U.S. Government Securities
(Cost $471,884,095)		475,918,743

SENIOR FLOATING RATE INTERESTS††,4 - 0.4%
Financial - 0.1%
iStar, Inc.
4.81% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	3,960,000	3,964,950
Masergy Holdings, Inc.
5.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/15/23	119,714	117,619
Total Financial		4,082,569

Consumer, Cyclical - 0.1%
Mavis Tire Express Services Corp.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	2,870,960	2,804,325

Consumer, Non-cyclical - 0.1%
Diamond (BC) B.V.
5.26% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	2,161,500	2,056,127

Technology - 0.1%
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,737,029	1,688,427
Neustar, Inc.
5.54% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	295,477	284,988
Total Technology		1,973,415

Communications - 0.0%
Internet Brands, Inc.
5.79% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	1,073,715	1,065,158

Industrial - 0.0%
CHI Overhead Doors, Inc.
5.29% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	974,240	973,635
Total Senior Floating Rate Interests
(Cost $13,191,856)		12,955,229

REPURCHASE AGREEMENTS††,12 - 3.6%
BNP Paribas
issued 09/16/19 at 2.33% due 12/16/19	53,169,752	53,169,752
Societe Generale
issued 07/26/19 at 2.66% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	36,700,000	36,700,000
issued 09/10/19 at 2.54% (3 Month USD LIBOR + 0.40%) due 04/07/20[4]	15,000,000	15,000,000
J.P. Morgan Securities LLC
issued 09/30/19 at 2.35% due 10/01/19	10,168,000	10,168,000
issued 09/27/19 at 2.50% due 10/01/19	6,947,000	6,947,000
issued 09/30/19 at 2.37% due 10/01/19	3,038,000	3,038,000
issued 09/25/19 at 3.00% due 10/01/19	1,000,000	1,000,000
BofA Securities, Inc.
issued 09/25/19 at 2.80% due 10/01/19	1,000,000	1,000,000
Total Repurchase Agreements
(Cost $127,022,752)		127,022,752

COMMERCIAL PAPER†† - 0.4%
Walgreens Boots Alliance, Inc.
2.51% due 11/07/19[13]	15,000,000	14,963,979
Total Commercial Paper
(Cost $14,961,304)		14,963,979

	Notional Value
OTC OPTIONS PURCHASED†† - 0.1%
Put options on:
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	772,000,000	1,320,143
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	296,000,000	300,813
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	115,000,000	196,653
Total OTC Options Purchased
(Cost $2,446,140)		1,817,609

Total Investments - 99.6%
(Cost $3,467,649,452)		$3,485,350,815
Other Assets & Liabilities, net - 0.4%		14,872,255
Total Net Assets - 100.0%		$3,500,223,070

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$553,310,000	$(12,012,852)	$(5,503,732)	$(6,509,120)

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	$37,820,000	$(752,263)	$(6,742)	$(745,521)
Goldman Sachs International	CDX.NA.IG.31 (7-15%)	1.00%	Quarterly	12/20/23	87,130,000	(1,733,068)	(118,355)	(1,614,713)
						$(2,485,331)	$(125,097)	$(2,360,234)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.46%	Annually	09/17/21	$216,600,000	$464,897	$821	$464,076
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	55,487,000	109,201	84,498	24,703
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	13,030,000	29,332	314	29,018
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	09/30/21	43,200,000	19,662	406	19,256
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	8,574,000	19,149	14,825	4,324
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	5,235,000	13,146	10,452	2,694
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	5,268,000	11,592	8,963	2,629
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	5,268,000	(11,591)	92	(11,683)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.92%	Quarterly	01/31/20	5,235,000	(13,145)	89	(13,234)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	8,574,000	(19,150)	93	(19,243)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	55,487,000	(109,202)	109	(109,311)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	$44,400,000	$(113,754)	$388	$(114,142)
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	1.58%	Quarterly	08/14/21	139,000,000	(208,101)	604	(208,705)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.10%	Annually	08/28/24	84,270,000	(621,766)	667	(622,433)
								$(429,730)	$122,321	$(552,051)

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.58% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$13,008,747	$(64,352)

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	172,000,000	BRL	10/01/19	$43,855,867	$41,437,795	$2,418,072
Citibank N.A., New York	107,970,000	BRL	10/01/19	27,458,070	26,011,852	1,446,218
Citibank N.A., New York	121,120,000	BRL	07/01/21	28,823,147	27,750,588	1,072,559
Goldman Sachs International	111,000,000	BRL	10/01/19	27,800,660	26,741,833	1,058,827
Goldman Sachs International	26,208,000	EUR	04/30/20	30,055,334	29,017,421	1,037,913
Goldman Sachs International	15,990,000	EUR	01/17/20	18,463,952	17,582,288	881,664
Goldman Sachs International	38,600,000	BRL	07/01/20	10,023,371	9,150,790	872,581
Barclays Bank plc	13,409,000	EUR	01/17/20	15,486,054	14,744,271	741,783
Citibank N.A., New York	31,600,000	BRL	07/01/20	8,139,295	7,491,320	647,975
Bank of America, N.A.	13,152,400	EUR	06/15/20	15,124,931	14,605,384	519,547
Goldman Sachs International	11,224,080	EUR	06/15/20	12,914,202	12,464,037	450,165
Bank of America, N.A.	5,903,000,000	JPY	01/21/20	55,487,146	55,069,365	417,781
JPMorgan Chase Bank, N.A.	21,006,375	EUR	07/30/21	24,244,928	23,903,810	341,118
Goldman Sachs International	11,989,250	EUR	07/30/21	13,927,013	13,642,943	284,070
Citibank N.A., New York	64,400,000	BRL	01/02/20	15,691,328	15,440,371	250,957
Goldman Sachs International	40,300,000	BRL	07/01/21	9,441,256	9,233,395	207,861
Citibank N.A., New York	912,456,000	JPY	07/01/21	8,984,580	8,778,928	205,652
Citibank N.A., New York	3,193,596,000	JPY	06/01/20	30,212,632	30,032,200	180,432
Barclays Bank plc	843,421,500	JPY	07/01/21	8,292,415	8,114,733	177,682
JPMorgan Chase Bank, N.A.	3,433,716,000	JPY	09/01/20	32,638,955	32,467,866	171,089
JPMorgan Chase Bank, N.A.	18,300,000	BRL	07/01/21	4,347,310	4,192,832	154,478
Bank of America, N.A.	1,205,302,350	JPY	04/15/20	11,368,739	11,302,672	66,067
Bank of America, N.A.	1,397,698,500	JPY	06/22/20	13,219,507	13,160,294	59,213
Goldman Sachs International	9,246,900,000	JPY	01/10/20	86,247,132	86,206,657	40,475
JPMorgan Chase Bank, N.A.	509,054,400	JPY	06/01/20	4,811,251	4,787,088	24,163
Deutsche Bank AG	15,684,387,227	KRW	08/04/21	13,375,735	13,370,281	5,454
Goldman Sachs International	56,471,082	JPY	06/22/20	534,438	531,715	2,723
JPMorgan Chase Bank, N.A.	156,375	EUR	07/30/20	176,707	174,151	2,556

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	2,311,700,000	JPY	01/10/20	$21,553,709	$21,551,431	$2,278
Goldman Sachs International	89,250	EUR	07/30/20	101,450	99,395	2,055
Citibank N.A., New York	456,000	JPY	01/06/20	4,361	4,250	111
Citibank N.A., New York	456,000	JPY	07/01/20	4,404	4,296	108
Citibank N.A., New York	456,000	JPY	01/04/21	4,450	4,343	107
Barclays Bank plc	421,500	JPY	01/06/20	4,025	3,928	97
Barclays Bank plc	421,500	JPY	07/01/20	4,066	3,971	95
Barclays Bank plc	421,500	JPY	01/04/21	4,106	4,014	92
Citibank N.A., New York	1,596,000	JPY	12/02/19	14,911	14,823	88
JPMorgan Chase Bank, N.A.	1,716,000	JPY	03/02/20	16,126	16,049	77
Bank of America, N.A.	602,350	JPY	10/15/19	5,609	5,577	32
Goldman Sachs International	614,350	JPY	12/20/19	5,740	5,717	23
Bank of America, N.A.	698,500	JPY	12/20/19	6,523	6,500	23
JPMorgan Chase Bank, N.A.	254,400	JPY	12/02/19	2,374	2,363	11
Deutsche Bank AG	41,872,227	KRW	02/04/21	35,500	35,499	1
Deutsche Bank AG	41,872,227	KRW	08/05/20	35,288	35,292	(4)
Deutsche Bank AG	41,872,227	KRW	11/04/20	35,395	35,400	(5)
Deutsche Bank AG	40,506,828	KRW	05/07/21	34,430	34,437	(7)
Deutsche Bank AG	40,961,962	KRW	05/11/20	34,402	34,411	(9)
Deutsche Bank AG	41,872,227	KRW	02/05/20	35,054	35,063	(9)
Deutsche Bank AG	41,872,227	KRW	11/06/19	34,949	34,959	(10)
Bank of America, N.A.	54,148	ILS	04/30/20	15,495	15,821	(326)
Citibank N.A., New York	124,340	ILS	04/30/20	35,729	36,328	(599)
Bank of America, N.A.	686,075	ILS	01/31/20	196,837	199,166	(2,329)
Bank of America, N.A.	684,200	ILS	02/01/21	199,912	202,715	(2,803)
Goldman Sachs International	724,881	ILS	04/30/20	208,691	211,786	(3,095)
Bank of America, N.A.	5,454,000	ILS	04/30/21	1,586,157	1,622,112	(35,955)
Bank of America, N.A.	13,124,200	ILS	01/31/22	3,890,958	3,945,860	(54,902)
Citibank N.A., New York	12,524,000	ILS	04/30/21	3,658,245	3,724,850	(66,605)
Goldman Sachs International	42,231,650	ILS	01/31/22	12,500,228	12,697,166	(196,938)
Goldman Sachs International	73,012,900	ILS	04/30/21	21,378,671	21,715,271	(336,600)
Goldman Sachs International	116,779,244	ILS	02/01/21	34,113,576	34,599,491	(485,915)
Goldman Sachs International	71,861,650	ILS	01/31/20	19,871,410	20,861,217	(989,807)
						$11,568,355

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
Citibank N.A., New York	39,097,000	BRL	10/01/19	$9,508,256	$9,419,148	$(89,108)
Morgan Stanley Capital Services LLC	351,873,000	BRL	10/01/19	85,265,285	84,772,333	(492,952)
						$(582,060)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2019.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,227,524,528 (cost $1,221,375,783), or 35.1% of total net assets.

[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $69,397 (cost $98,541), or less than 0.1% of total net assets — See Note 9.

[7]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[8]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2019. See table below for additional step information for each security.

[9]	Security is an interest-only strip.
[10]	Zero coupon rate security.
[11]	Face amount of security is adjusted for inflation.
[12]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
[13]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$52,497,057	$—	$—	$52,497,057
Money Market Fund	2,239,479	—	—	2,239,479
Asset-Backed Securities	—	794,392,140	29,300,000	823,692,140
Collateralized Mortgage Obligations	—	792,341,035	—	792,341,035
Corporate Bonds	—	623,349,437	—	623,349,437
Foreign Government Debt	—	558,553,355	—	558,553,355
U.S. Government Securities	—	475,918,743	—	475,918,743
Senior Floating Rate Interests	—	12,955,229	—	12,955,229
Repurchase Agreements	—	127,022,752	—	127,022,752
Commercial Paper	—	14,963,979	—	14,963,979
Options Purchased	—	1,817,609	—	1,817,609
Interest Rate Swap Agreements**	—	546,700	—	546,700
Forward Foreign Currency Exchange Contracts**	—	13,744,273	—	13,744,273
Total Assets	$54,736,536	$3,415,605,252	$29,300,000	$3,499,641,788

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$8,869,354	$—	$8,869,354
Interest Rate Swap Agreements**	—	1,098,751	—	1,098,751
Total Return Swap Agreements**	—	64,352	—	64,352
Forward Foreign Currency Exchange Contracts**	—	2,757,978	—	2,757,978
Unfunded Loan Commitments (Note 8)	—	—	6,385	6,385
Total Liabilities	$—	$12,790,435	$6,385	$12,796,820

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.75% due 05/25/57	3.00%	03/25/20	—	—
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 3.00% due 06/25/57	3.25%	12/25/19	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
New Residential Mortgage Loan Trust 2019-RPL1, 4.33% due 02/26/24	7.33%	02/25/22	8.33%	02/25/23

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At September 30, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Countrywide Asset-Backed Certificates
2.33%			2.26%
12/16/19	$53,169,752	$53,482,235	03/25/36	$363,803,000	$336,117,592
			Citigroup Mortgage Loan Trust
			2.16%
			01/25/37	107,890,000	95,417,916
			Soundview Home Loan Trust
			2.52%
			03/25/36	16,004,500	15,535,568
			Countrywide Asset-Backed Certificates
			2.15%
			12/25/36	11,892,000	11,124,966
			Fannie Mae Connecticut Avenue Securities
			6.47%
			01/25/29	2,736,000	2,880,461
				502,325,500	461,076,503

Societe Generale			Freddie Mac Structured Agency Credit Risk Debt Notes
2.54% - 2.66% (3 Month			5.47%
USD LIBOR + 0.40%)	51,700,000	52,628,084	10/25/29	20,685,287	21,822,978
04/07/20*			Connecticut Avenue Securities Trust
			4.42%
			04/25/31	13,588,294	13,720,100
			Fannie Mae Connecticut Avenue Securities
			5.67%
			09/25/29	9,411,473	9,893,340

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
LIMITED DURATION FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Freddie Mac Structured Agency Credit Risk Debt Notes
			4.67%
			12/25/29	$9,826,000	$9,849,582
			Ashford Hospitality Trust
			5.01%
			04/15/35	4,501,000	4,526,206
			Atrium Hotel Portfolio Trust
			5.31%
			06/15/35	4,361,000	4,385,422
				62,373,054	64,197,628

J.P. Morgan Securities LLC			U.S. Treasury Note
2.35% - 3.00%			2.63%
10/01/19	$21,153,000	$21,154,430	02/28/23	10,000,000	10,346,000
			Fannie Mae Pool
			3.50%
			09/01/49	7,000,000	7,191,800
			Ginnie Mae II Pool
			4.50%
			06/20/49	3,990,000	4,189,500
				20,990,000	21,727,300

BofA Securities, Inc.			U.S. Treasury Note
2.80%			1.50%
10/01/19	1,000,000	1,000,078	09/30/24	1,026,000	1,023,435

*

Variable rate security. Rate indicated is the rate effective at September 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
LIMITED DURATION FUND

Transactions during the year ended September 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/19	Shares 09/30/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$34,179,223	$1,278,605	$(14,400,000)	$(404,618)	$(471,416)	$20,181,794	799,279	$1,278,465	$141
Guggenheim Strategy Fund II	14,722,876	381,065	(2,300,000)	9,881	(90,808)	12,723,014	512,405	373,861	7,204
Guggenheim Strategy Fund III	12,175,294	329,389	(1,500,000)	(12,097)	(77,021)	10,915,565	439,789	328,932	456
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	9,971,325	256,514	(1,500,000)	5,840	(56,995)	8,676,684	871,153	249,613	6,901
	$71,048,718	$2,245,573	$(19,700,000)	$(400,994)	$(696,240)	$52,497,057		$2,230,871	$14,702

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $3,287,365,204)	$3,305,831,006
Investments in affiliated issuers, at value (cost $53,261,496)	52,497,057
Repurchase agreements, at value (cost $127,022,752)	127,022,752
Cash	426,780
Segregated cash with broker	15,682,124
Unamortized upfront premiums paid on interest rate swap agreements	122,321
Unrealized appreciation on forward foreign currency exchange contracts	13,744,273
Prepaid expenses	187,833
Receivables:
Fund shares sold	12,548,310
Interest	11,953,928
Securities sold	4,103,795
Foreign tax reclaims	346,287
Dividends	183,376
Swap settlement	10,517
Total assets	3,544,660,359

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $1,376)	6,385
Segregated cash due to broker	9,810,000
Unamortized upfront premiums received on credit default swap agreements	5,628,829
Unrealized depreciation on OTC swap agreements	2,424,586
Unrealized depreciation on forward foreign currency exchange contracts	2,757,978
Payable for:
Fund shares redeemed	14,284,750
Securities purchased	6,381,863
Distributions to shareholders	1,316,588
Management fees	583,482
Variation margin on interest rate swap agreements	248,314
Fund accounting/administration fees	217,451
Protection fees on credit default swap agreements	207,246
Distribution and service fees	195,739
Transfer agent/maintenance fees	116,294
Variation margin on credit default swap agreements	72,752
Trustees’ fees*	4,908
Due to Investment Adviser	7
Miscellaneous	180,117
Total liabilities	44,437,289
Net assets	$3,500,223,070

Net assets consist of:
Paid in capital	$3,509,065,629
Total distributable earnings (loss)	(8,842,559)
Net assets	$3,500,223,070

A-Class:
Net assets	$570,353,146
Capital shares outstanding	23,111,071
Net asset value per share	$24.68
Maximum offering price per share (Net asset value divided by 97.75%)	$25.25

C-Class:
Net assets	$85,100,071
Capital shares outstanding	3,450,732
Net asset value per share	$24.66

P-Class:
Net assets	$108,690,623
Capital shares outstanding	4,404,374
Net asset value per share	$24.68

Institutional Class:
Net assets	$2,421,315,074
Capital shares outstanding	98,137,753
Net asset value per share	$24.67

R6-Class:
Net assets	$314,764,156
Capital shares outstanding	12,765,301
Net asset value per share	$24.66

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$411,112
Dividends from securities of affiliated issuers	2,230,871
Interest	108,508,283
Total investment income	111,150,266

Expenses:
Management fees	14,829,329
Distribution and service fees:
A-Class	1,560,197
C-Class	851,148
P-Class	388,898
Transfer agent/maintenance fees:
A-Class	468,601
C-Class	80,424
P-Class	199,521
Institutional Class	1,928,835
R6-Class	150
Fund accounting/administration fees	3,041,949
Line of credit fees	180,151
Custodian fees	145,112
Trustees’ fees*	99,919
Miscellaneous	877,960
Recoupment of previously waived fees:
A-Class	197
P-Class	30
Institutional Class	15,737
R6-Class	1,875
Total expenses	24,670,033
Less:
Expenses reimbursed by Adviser:
A-Class	(421,088)
C-Class	(74,090)
P-Class	(187,745)
Institutional Class	(1,724,938)
R6-Class	(181)
Expenses waived by Adviser	(373,151)
Earnings credits applied	(86,843)
Total waived/reimbursed expenses	(2,868,036)
Net expenses	21,801,997
Net investment income	89,348,269

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,560,884)
Investments in affiliated issuers	(400,994)
Distributions received from affiliated investment companies	14,702
Swap agreements	(13,170,585)
Options purchased	(9,326,569)
Options written	1,160,145
Forward foreign currency exchange contracts	6,817,763
Foreign currency transactions	(155,177)
Net realized loss	(18,621,599)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	25,041,130
Investments in affiliated issuers	(696,240)
Swap agreements	(11,883,426)
Options purchased	2,967,341
Forward foreign currency exchange contracts	5,617,059
Foreign currency translations	41,195
Net change in unrealized appreciation (depreciation)	21,087,059
Net realized and unrealized gain	2,465,460
Net increase in net assets resulting from operations	$91,813,729

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$89,348,269	$66,125,524
Net realized gain (loss) on investments	(18,621,599)	2,129,861
Net change in unrealized appreciation (depreciation) on investments	21,087,059	(13,060,674)
Net increase in net assets resulting from operations	91,813,729	55,194,711

Distributions to shareholders:
A-Class	(14,490,141)	(14,531,941)
C-Class	(1,345,090)	(976,834)
P-Class	(3,585,141)	(3,531,968)
Institutional Class	(70,974,312)	(53,984,980)
R6-Class	(4,640,230)	—
Total distributions to shareholders	(95,034,914)	(73,025,723)

Capital share transactions:
Proceeds from sale of shares
A-Class	309,962,216	420,082,761
C-Class	41,603,888	36,102,270
P-Class	71,749,161	194,420,699
Institutional Class	1,798,075,210	1,948,541,092
R6-Class	309,636,132	—
Distributions reinvested
A-Class	11,798,782	11,467,034
C-Class	1,030,733	753,493
P-Class	3,570,643	3,515,551
Institutional Class	58,289,694	45,162,931
R6-Class	4,640,204	—
Cost of shares redeemed
A-Class	(378,427,690)	(309,311,321)
C-Class	(28,468,610)	(16,238,186)
P-Class	(156,281,336)	(99,572,539)
Institutional Class	(2,061,077,029)	(989,425,440)
R6-Class	(490,000)	—
Net increase (decrease) from capital share transactions	(14,388,002)	1,245,498,345
Net increase (decrease) in net assets	(17,609,187)	1,227,667,333

Net assets:
Beginning of year	3,517,832,257	2,290,164,924
End of year	$3,500,223,070	$3,517,832,257

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2019	Year Ended September 30, 2018
Capital share activity:
Shares sold
A-Class	12,576,401	16,952,205
C-Class	1,689,208	1,458,935
P-Class	2,910,455	7,852,162
Institutional Class	72,971,122	78,739,381
R6-Class	12,596,998	—
Shares issued from reinvestment of distributions
A-Class	478,517	463,353
C-Class	41,842	30,471
P-Class	144,833	142,114
Institutional Class	2,365,246	1,825,515
R6-Class	188,173	—
Shares redeemed
A-Class	(15,351,648)	(12,500,453)
C-Class	(1,155,901)	(656,417)
P-Class	(6,342,173)	(4,024,388)
Institutional Class	(83,680,392)	(39,976,154)
R6-Class	(19,870)	—
Net increase (decrease) in shares	(587,189)	50,306,724

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.70	$24.86	$24.71	$24.65	$24.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.51	.53	.67	.69
Net gain (loss) on investments (realized and unrealized)	.01	(.09)	.20	.08	(.16)
Total from investment operations	.55	.42	.73	.75	.53
Less distributions from:
Net investment income	(.57)	(.57)	(.58)	(.69)	(.84)
Net realized gains	— [b]	(.01)	— [b]	—	(.01)
Total distributions	(.57)	(.58)	(.58)	(.69)	(.85)
Net asset value, end of period	$24.68	$24.70	$24.86	$24.71	$24.65

Total Return[c]	2.27%	1.69%	2.95%	3.16%	2.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$570,353	$627,570	$509,410	$215,856	$117,628
Ratios to average net assets:
Net investment income (loss)	2.18%	2.07%	2.14%	2.73%	2.79%
Total expenses[d]	0.83%	0.81%	0.86%	0.93%	0.99%
Net expenses[e,f,i]	0.75%	0.75%	0.81%	0.84%	0.87%
Portfolio turnover rate	72%	45%	55%	39%	26%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.68	$24.84	$24.70	$24.63	$24.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.33	.35	.48	.49
Net gain (loss) on investments (realized and unrealized)	.02	(.10)	.18	.10	(.16)
Total from investment operations	.37	.23	.53	.58	.33
Less distributions from:
Net investment income	(.39)	(.38)	(.39)	(.51)	(.65)
Net realized gains	— [b]	(.01)	— [b]	—	(.01)
Total distributions	(.39)	(.39)	(.39)	(.51)	(.66)
Net asset value, end of period	$24.66	$24.68	$24.84	$24.70	$24.63

Total Return[c]	1.51%	0.94%	2.18%	2.39%	1.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,100	$70,981	$50,743	$26,802	$10,323
Ratios to average net assets:
Net investment income (loss)	1.42%	1.34%	1.41%	1.98%	1.96%
Total expenses[d]	1.60%	1.59%	1.65%	1.73%	1.76%
Net expenses[e,f,i]	1.50%	1.51%	1.56%	1.58%	1.62%
Portfolio turnover rate	72%	45%	55%	39%	26%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$24.70	$24.86	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.52	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	.01	(.10)	.24	.08	(.17)
Total from investment operations	.55	.42	.71	.76	.08
Less distributions from:
Net investment income	(.57)	(.57)	(.57)	(.69)	(.29)
Net realized gains	— [b]	(.01)	— [b]	—	—
Total distributions	(.57)	(.58)	(.57)	(.69)	(.29)
Net asset value, end of period	$24.68	$24.70	$24.86	$24.72	$24.65

Total Return	2.27%	1.69%	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,691	$189,965	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	2.18%	2.12%	1.89%	2.76%	2.39%
Total expenses[d]	0.88%	0.87%	0.92%	0.94%	0.94%
Net expenses[e,f,i]	0.75%	0.75%	0.81%	0.84%	0.88%
Portfolio turnover rate	72%	45%	55%	39%	26%

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.69	$24.85	$24.71	$24.64	$24.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.58	.59	.73	.78
Net gain (loss) on investments (realized and unrealized)	.01	(.11)	.19	.09	(.19)
Total from investment operations	.61	.47	.78	.82	.59
Less distributions from:
Net investment income	(.63)	(.62)	(.64)	(.75)	(.90)
Net realized gains	— [b]	(.01)	— [b]	—	(.01)
Total distributions	(.63)	(.63)	(.64)	(.75)	(.91)
Net asset value, end of period	$24.67	$24.69	$24.85	$24.71	$24.64

Total Return	2.52%	1.95%	3.21%	3.43%	2.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,421,315	$2,629,316	$1,637,509	$476,591	$176,322
Ratios to average net assets:
Net investment income (loss)	2.43%	2.35%	2.36%	2.97%	3.14%
Total expenses[d]	0.57%	0.56%	0.61%	0.67%	0.73%
Net expenses[e,f,i]	0.50%	0.50%	0.56%	0.58%	0.62%
Portfolio turnover rate	72%	45%	55%	39%	26%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

R6-Class	Period Ended September 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.31
Net gain (loss) on investments (realized and unrealized)	.14
Total from investment operations	.45
Less distributions from:
Net investment income	(.37)
Total distributions	(.37)
Net asset value, end of period	$24.66

Total Return	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,764
Ratios to average net assets:
Net investment income (loss)	2.24%
Total expenses[d]	0.51%
Net expenses[e,f,i]	0.50%
Portfolio turnover rate	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19		09/30/18	09/30/17
A-Class	0.00	%*	—	—
C-Class	—		—	0.00	%*
P-Class	0.00	%*	—	0.00	%*
Institutional Class	0.00	%*	—	—
R6-Class	0.00	%*	—	—

*	Less than 0.01%.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.75%	0.75%	0.79%	0.80%	0.80%
C-Class	1.50%	1.50%	1.54%	1.55%	1.55%
P-Class	0.75%	0.75%	0.79%	0.80%	0.80%
Institutional Class	0.50%	0.50%	0.54%	0.55%	0.55%
R6-Class	0.50%	N/A	N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2019, the Trust consisted of twenty funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At September 30, 2019, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares had been issed by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2019.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019 are disclosed in the Statement of Operations.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$42,930,068	$437,069,102

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$41,319,102

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long		Short
Income	$—	*	$—

*

Total return swap agreements were outstanding for 40 days during the year ended September 30, 2019. The daily average outstanding notional amount of total return swap agreements during the period was $13,020,415.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$84,902,667	$227,062,833

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$687,337,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$37,059,368	$641,483,517

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Investments in unaffiliated issuers, at value
Credit contracts		Variation margin on credit defaut swap agreements
Unrealized depreciation on OTC swap agreements
Unamortized upfront premiums received on credit default swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2019:

Asset Derivative Investments Value
Swaps Credit Risk*	Swaps Interest Rate Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$—	$546,700	$1,817,609	$13,744,273	$16,108,582

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Swaps Credit Risk*	Swaps Interest Rate Risk*	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2019
$8,933,706	$1,098,751	$—	$2,757,978	$12,790,435

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared swap agreements as reported on the Schedule of Investments. For centrally-cleared swaps, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate contracts	Net realized gain (loss) on options purchased
Net unrealized appreciation (depreciation) on options purchased
Equity contracts	Net realized gain (loss) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Options Purchased Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$(7,038,060)	$(625,510)	$(6,132,525)	$1,160,145	$(8,701,059)	$6,817,763	$(14,519,246)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Options Purchased Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$(2,949,720)	$(628,531)	$(8,933,706)	$—	$3,595,872	$5,617,059	$(3,299,026)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

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NOTES TO FINANCIAL STATEMENTS (continued)

significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$13,744,273	$—	$13,744,273	$(2,270,437)	$(9,316,002)	$2,157,834
Options purchased	1,817,609	—	1,817,609	(1,614,713)	(6,243)	196,653

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit default swap agreements	$2,360,234	$—	$2,360,234	$(1,614,713)	$—	$745,521
Forward foreign currency exchange contracts	2,757,978	—	2,757,978	(2,265,026)	(362,000)	130,952
Total return swap agreements	64,352	—	64,352	(5,411)	—	58,941

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of September 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$5,452,145	$—
BofA Securities, Inc.	Interest rate swap agreements	9,867,979	—
Citibank N.A., New York	Forward foreign currency exchange contracts	—	3,600,000
Goldman Sachs & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	—	2,990,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	2,890,000
Morgan Stanley & Co. LLC	Forward foreign currency exchange contracts, Credit default swap agreements	362,000	—
Societe Generale	Repurchase agreements	—	330,000
		15,682,124	9,810,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Limited Duration Fund - A-Class	0.75%	12/01/13	02/01/21
Limited Duration Fund - C-Class	1.50%	12/01/13	02/01/21
Limited Duration Fund - P-Class	0.75%	05/01/15	02/01/21
Limited Duration Fund - Institutional Class	0.50%	12/01/13	02/01/21
Limited Duration Fund - R6-Class	0.50%	03/13/19	02/01/21

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	Total
A-Class	$152,459	$282,834	$451,627	$886,920
C-Class	31,774	47,300	78,366	157,440
P-Class	41,567	163,906	194,676	400,149
Institutional Class	442,161	896,378	1,856,165	3,194,704
R6-Class	—	—	11,568	11,568

For the year ended September 30, 2019, GI recouped $17,839 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2019, the Fund waived $186,916 related to investments in affiliated funds.

For the year ended September 30, 2019, GFD retained sales charges of $286,511 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$95,034,914	$—	$95,034,914

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$72,470,245	$555,478	$73,025,723

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$7,907,972	$—	$10,890,323	$(19,883,983)	$(7,756,871)	$(8,842,559)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(13,753,167)	$(6,130,816)	$(19,883,983)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, foreign currency gains and losses, “mark-to-market” of foreign currency exchange contracts, losses deferred due to wash sales, reclassification of distributions, and dividends payable. Additional differences may result from income accruals on certain investments and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences.

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,464,999,857	$33,441,605	$(22,576,404)	$10,865,201

Note 7 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$965,819,657	$1,419,640,833

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$806,234,678	$373,352,550

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$6,111,231	$(20,622)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$275,116	$6,385

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Copper River CLO Ltd.
2007-1A, due 01/20/21[1]	05/09/14	$98,541	$69,397

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018, at which time the line of credit was renewed with an increased commitment amount of $1,205,000,000. On October 4, 2019, the line of credit agreement was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Limited Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Limited Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.07%	0.07%	78.49%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Special Meeting of Shareholders — Voting Results (Unaudited)

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	919,263,831	7,335,759
Angela Brock-Kyle	919,775,822	6,823,768
Donald A. Chubb, Jr.	915,120,874	11,478,716
Jerry B. Farley	915,377,483	11,222,107
Roman Friedrich III	918,807,442	7,792,148
Thomas F. Lydon, Jr.	919,122,642	7,476,948
Ronald A. Nyberg	918,889,679	7,709,911
Sandra G. Sponem	919,600,708	6,998,882
Ronald E. Toupin, Jr.	919,043,208	7,556,382
Amy J. Lee	919,943,855	6,655,735

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim SMid Cap Value Institutional Fund (“SMid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) SMid Cap Value Fund; (vi) SMid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; (vii) Total Return Bond Fund; and (viii) Ultra Short Duration Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and the GPIM Sub-Advisory Agreement separately. With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s (other than SMid Cap Value Fund) Institutional Class shares and SMid Cap Value Fund’s Class A shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 55th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 30th and 11th percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

Small Cap Value Fund: The returns of the Fund’s Institutional Class shares ranked in the 79th and 56th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the returns of Fund’s Institutional Class shares ranked in the 19th and 20th percentiles, respectively, of its performance universe.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee4 and asset-weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (38th percentile) of its peer group. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (92nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (58th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (76th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (63rd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (80th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (51st percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the Fund’s net effective management fee and the Fund’s asset weighted total net expense ratio each rank in the fourth quartile (93rd, 81st and 83rd percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

OTHER INFORMATION (Unaudited)(continued)

investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser. The Committee also noted that, in connection with the contract review process, the Adviser formalized an existing expense waiver agreement with the Fund pursuant to which the Adviser waives any Fund expenses attributable to the Fund’s investment in Alpha Opportunity Fund.

SMid Cap Value Institutional Fund: The Fund’s contractual advisory fee ranks in the first quartile (7th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the fourth quartile (79th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that it has made adjustments to the strategy of the Fund over the last few years incorporating a more systematic approach in order to improve investment performance. In this regard, the Committee took into consideration the Fund’s strong investment performance for the three-year period ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also considered the Adviser’s statement that the Fund has continued to experience outflows resulting in lower relative assets to peers and associated higher other operating expenses, and that the Adviser is evaluating strategic measures to improve the Fund’s positioning.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the second quartile (47th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (62nd percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the third quartile (66th percentile) of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique combination of passive and actively managed strategies. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (68th percentile) of its peer group. The Fund’s net effective management fee ranks in the fourth quartile (78th percentile) of its peer group. The Committee considered that the Fund’s asset weighted total net expense ratio ranks in the 50th percentile of its peer group. The Committee also considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year and three-year periods ended December 31, 2018. In addition, the Committee noted the Adviser’s statement that the net effective management fee includes 0.08% in administration fees that is not paid to the Adviser. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

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OTHER INFORMATION (Unaudited)(continued)

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant

Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $681,906 in 2019 and $605,778 in 2018.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2019 and $0 in 2018. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $220,496 in 2019 and $229,041 in 2018. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2018.

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2018.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $220,496 in 2019 and $229,041 in 2018.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 9, 2019

*	Print the name and title of each signing officer under his or her signature.